As filed with the Securities and Exchange Commission on June 30, 2026

Securities Act Registration No. 333-[   ]

Investment Company Act Registration No. 811-21343

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-2

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933 ☒

Pre-Effective Amendment No. ☐

Post-Effective Amendment No. ☐

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940 ☒

Amendment No. 8 ☒

Western Asset Emerging Markets Debt Fund Inc.

(Exact Name of Registrant as Specified in Charter)

One Madison Avenue, 17th Floor

New York, New York 10010

(Address of Principal Executive Offices)

(888) 777-0102

(Registrant’s Telephone Number, Including Area Code)

Jane Trust

Franklin Templeton

One Madison Avenue, 17th Floor

New York, New York 10010

(Name and Address of Agent for Service)

Copies to:

David W. Blass, Esq. Ryan P. Brizek, Esq. Debra Sutter, Esq. Simpson Thacher & Bartlett LLP 900 G Street NW Washington, DC 20001	Marc A. De Oliveira, Esq. Franklin Templeton 100 First Stamford Place Stamford, CT 06902

Approximate Date of Proposed Public Offering: From time to time after the effective date of this Registration Statement.

If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, check the following box ☐.

If any of the securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. ☒

If this Form is a registration statement pursuant to General Instruction A.2 or a post-effective amendment thereto, check the following box ☒.

If this Form is a registration statement pursuant to General Instruction B or a post-effective amendment thereto that will become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box ☐.

If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction B to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box ☐.

It is proposed that this filing will become effective (check appropriate box)

☐	when declared effective pursuant to Section 8(c)

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed registration statement.

☐

This form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act and the Securities Act registration statement number of the earlier effective registration statement for the same offering is     .

☐

This Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is     .

☐

This Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is     .

Check each box that appropriately characterizes the Registrant:

☒	Registered Closed-End Fund (closed-end company that is registered under the Investment Company Act of 1940 (“Investment Company Act”)).

☐	Business Development Company (closed-end company that intends or has elected to be regulated as a business development company under the Investment Company Act).

☐	Interval Fund (Registered Closed-End Fund or a Business Development Company that makes periodic repurchase offers under Rule 23c-3 under the Investment Company Act).

☒	A.2 Qualified (qualified to register securities pursuant to General Instruction A.2 of this Form).

☐	Well-Known Seasoned Issuer (as defined by Rule 405 under the Securities Act).

☐	Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934 (“Exchange Act”).

☐

If an Emerging Growth Company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act.

☐	New Registrant (registered or regulated under the Investment Company Act for less than 12 calendar months preceding this filing).

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that the Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until the Registration Statement shall become effective on such dates as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this Preliminary Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Preliminary Prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION DATED JUNE 30, 2026

PRELIMINARY BASE PROSPECTUS

$[  ]

Western Asset Emerging Markets Debt Fund Inc.

Common Stock

Subscription Rights to Purchase Common Stock

The Fund. Western Asset Emerging Markets Debt Fund Inc., a Maryland corporation (the “Fund”), is a diversified, closed-end management investment company.

Investment Objectives. The Fund’s primary investment objective is to seek high current income and its secondary investment objective is capital appreciation. There can be no assurance that the Fund will achieve its investment objectives.

Investment Strategies. Under normal market conditions, the Fund invests at least 80% of its managed assets in debt securities of issuers in emerging market countries.

The Fund’s shares of common stock, par value $0.001 per share (“Common Stock”), are listed on the New York Stock Exchange (“NYSE”) under the trading or “ticker” symbol “EMD.” The net asset value of our Common Stock at the close of business on [ ], 2026 was $[ ] per share, and the last sale price per share of our Common Stock on the NYSE on that date was $[ ].

Offering. The Fund may offer, from time to time, in one or more offerings, shares of our Common Stock, which we also refer to as our securities, at prices and on terms to be set forth in one or more Prospectus Supplements to this Prospectus. We may also offer subscription rights to purchase our Common Stock.

We may offer and sell our securities to or through underwriters, through dealers or agents that we designate from time to time, directly to purchasers, through at-the-market offerings or through a combination of these methods. See “Distribution Through Agents.”

Leverage. The Fund currently uses leverage through borrowings, including loans from certain financial institutions, the use of reverse repurchase agreements and/or the issuance of debt securities, and as of [ ], 2026, [ ]% of the Fund’s gross assets were levered. See “Leverage,” “Description of Common Stock” and “Risks – Leverage Risk.”

This Prospectus provides you with a general description of the securities that we may offer. This Prospectus, together with any Prospectus Supplement, sets forth concisely the information about us that a prospective investor ought to know before investing. You should read this Prospectus and the related Prospectus Supplement before deciding whether to invest and retain them for future reference. A Statement of Additional Information, dated    , 2026 (the “SAI”), containing additional information about us, has been filed with the Securities and Exchange Commission (the “SEC”) and is incorporated by reference in its entirety into this Prospectus. You may request a free copy of the SAI (the table of contents of which is on page 81 of this Prospectus), annual and semi-annual reports to holders of Common Stock (when available), and additional information about the Fund by calling (888) 777-0102, by writing to the Fund at One Madison Avenue, 17th Floor, New York, New York 10010 or visiting the Fund’s website (http://www.franklintempleton.com/investments/options/closed-end-funds). The information contained in, or accessed through, the Fund’s website is not part of this Prospectus. Such materials, as well as the Fund’s annual and semi-annual reports (when available) and other information regarding the Fund, are also available on the SEC’s website (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov.

Shares of common stock of closed-end investment companies frequently trade at discounts to their net asset values. If our Common Stock trades at a discount to our net asset value, the risk of loss may increase for purchasers of our Common Stock, especially for those investors who expect to sell their Common Stock in a relatively short period after purchasing Common Stock in this offering. See “Risks—Market Price Discount from Net Asset Value Risk.”

Investing in the Fund’s securities involves certain risks including risks that make the offering of securities speculative (See “Below Investment Grade Securities (High-Yield) Risk” and “Foreign Securities and Emerging Markets Risk”). You could lose some or all of your investment. See “Risks” beginning on page 32 of this Prospectus and any Prospectus Supplement.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The Fund’s securities do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency.

Prospectus dated    , 2026.

You should rely only on the information contained or incorporated by reference in this Prospectus and any related Prospectus Supplement. We have not authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted or where the person making the offer or sale is not qualified to do so or to any person to whom it is not permitted to make such offer or sale. You should assume that the information appearing in this Prospectus and any Prospectus Supplement is accurate only as of the respective dates on their front covers, regardless of the time of delivery of this Prospectus, any Prospectus Supplement, or any sale of our securities. Our business, financial condition, results of operations and prospects may have changed since that date.

PROSPECTUS SUMMARY

This is only a summary. This summary does not contain all of the information that you should consider before investing in the Fund’s Common Stock. You should review the more detailed information contained elsewhere in this Prospectus, any related Prospectus Supplements and in the Statement of Additional Information (the “SAI”), especially the information under the heading “Risks.” Unless otherwise indicated or the content otherwise requires, references to “we,” “us” and “our” refer to Western Asset Emerging Markets Debt Fund Inc.

The Fund	Western Asset Emerging Markets Debt Fund Inc., a Maryland corporation (the “Fund”), is a diversified, closed-end management investment company.

The Offering	The Fund may offer, from time to time, in one or more offerings, up to $[ ] of our common stock, par value $0.001 per share (“Common Stock”), which we also refer to as our securities, at prices and on terms to be set forth in one or more prospectus supplements (each, a “Prospectus Supplement”) to this Prospectus. We may also offer subscription rights to purchase our Common Stock.

We may offer and sell our securities to or through underwriters, through dealers or agents that we designate from time to time, directly to purchasers, through at-the-market offerings or through a combination of these methods. If an offering of securities involves any underwriters, dealers or agents, then the applicable Prospectus Supplement will name the underwriters, dealers or agents and will provide information regarding any applicable purchase price, fee, commission or discount arrangements made with those underwriters, dealers or agents or the basis upon which such amount may be calculated. See “Plan of Distribution.” We may not sell any of our securities through agents, underwriters or dealers without delivery of a Prospectus Supplement describing the method and terms of the offering of our securities. The offering price per share of Common Stock will not be less than the net asset value per share of Common Stock at the time we make the offering, exclusive of any underwriting commissions or discounts, provided that rights offerings that meet certain conditions may be offered at a price below the then current net asset value. See “Rights Offerings.”

Who May Want to Invest	Investors should consider their investment goals, time horizons and risk tolerance before investing in the Fund. An investment in the Fund is not appropriate for all investors, and the Fund is not intended to be a complete investment program. The Fund is designed as a long-term investment and not as a trading vehicle. The Fund may be an appropriate investment for investors who are seeking:

•	A portfolio consisting of high-yield corporate debt securities from both U.S. and non-U.S. corporations;

•	Access to an opportunistic investment strategy;

•	The potential for attractive monthly distributions and capital appreciation; and/or

•	The professional, active management and high-yield experience of Western Asset Management Company, LLC (“Western Asset”).

Investment Objectives and Strategies	The Fund’s primary investment objective is to seek high current income and its secondary investment objective is capital appreciation. There can be no assurance the Fund will achieve its investment objectives. See “The Fund’s Investments.”

The Fund intends to achieve its objective by investing primarily in U.S. dollar and non-U.S. dollar denominated debt securities of issuers in emerging market countries. Under normal market conditions, the Fund invests at least 80% of its managed assets in debt securities of issuers in emerging market countries. “Emerging market country” is defined as any country which is, at the time of investment, (i) represented in the J.P. Morgan Emerging Markets Bond Index Global Diversified or the J.P. Morgan Corporate Emerging Market Bond Index Broad or (ii) categorized by the World Bank in its annual categorization as middle- or low-income.

The Fund may invest up to 20% of its managed assets in (i) non-debt securities and (ii) non-emerging market issuers, including equity securities. Equity securities include common stocks traded on an exchange or in the over the counter market, preferred stocks, warrants, rights, convertible securities, depositary receipts, trust certificates, limited partnership interests, shares of other investment companies and real estate investment trusts (“REITs”). Except as otherwise indicated in this Prospectus, convertible securities are not subject to any minimum credit quality requirements. The Fund may invest in securities denominated in currencies of emerging market countries.

The Fund will seek to maintain an average portfolio duration between 20% above and 20% below the average duration of the JPMorgan Emerging Markets Bond Index Global Diversified.

In anticipation of or in response to adverse market conditions, for cash management purposes, or for defensive purposes, the Fund may invest up to 100% of its managed assets in cash equivalents and short-term fixed-income securities. Upon the Manager’s (as defined below) recommendation, for temporary defensive purposes and in order to keep the Fund’s cash fully invested, the Fund may deviate from its investment objectives and policies and invest some or all of its managed assets in investments of non-corporate issuers, including high-quality, short-term debt securities. The Fund may not achieve its investment objectives when it does so.

The Fund may purchase Rule 144A securities for which there is a secondary market of qualified institutional buyers. For a more complete discussion of the Fund’s portfolio composition, see “The Fund’s Investments.”

Leverage	The Fund may seek to enhance the level of its current distributions to holders of Common Stock (“Common Stockholders”) through the use of leverage. The Fund may use leverage directly at the fund level through borrowings, including loans from certain financial institutions, the use of reverse repurchase agreements and/or the issuance of debt securities (collectively, “borrowings”), and possibly through the issuance of preferred stock. The Fund may use leverage through borrowings in an aggregate amount of up to approximately 33 1/3 % of the Fund’s total net assets less all liabilities and indebtedness not represented by senior securities (for these purposes, “total net assets”) immediately after such borrowings. Furthermore, the Fund may use leverage through the issuance of preferred stock in an aggregate amount of liquidation preference attributable to the preferred stock combined with the aggregate amount of any borrowings of up to approximately 50% of the Fund’s total net assets immediately after such issuance. Currently, the Fund has no intention to issue notes or debt securities or preferred stock. In addition, the Fund may enter into additional reverse repurchase agreements and/or use similar investment management techniques that may provide leverage, subject to the requirements of Rule 18f-4 under the Investment Company Act of 1940, as amended (the “1940 Act”). Under Rule 18f-4(d), the Fund may enter into reverse repurchase agreements or similar financing transactions in reliance on such rule if the Fund either (i) complies with the asset coverage requirements of Section 18 of the 1940 Act, and combines the aggregate amount of indebtedness associated with all reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating its asset coverage ratio; or (ii) treats all reverse repurchase agreements or similar financing transactions as derivatives transactions for all purposes under the rule.

The Fund currently uses leverage through borrowings and as of [ ], 2026, [ ]% of the Fund’s gross assets were levered. See “Leverage,” “Description of Common Stock” and “Risks – Leverage Risk.”

Derivatives	Generally, derivatives are financial contracts whose values depend upon, or are derived from, the value of an underlying asset, reference rate or index, and may relate to individual debt or equity instruments, interest rates, currencies or currency exchange rates and related indexes.

The Fund may use a variety of derivative instruments for investment purposes as well as for hedging or risk management purposes. These derivative instruments may include futures contracts, forward contracts, credit default swaps, credit default swap index securities, swap agreements and options on such instruments. As part of its strategies, the Fund may purchase and sell futures contracts; purchase and sell (or write) exchange-listed and over-the-counter put and call options on securities, financial indices and futures contracts; enter into interest rate and currency transactions; and enter into other similar transactions which may be developed in the future to the extent Western Asset determines that they are consistent with the investment objectives and policies and applicable regulatory requirements.

The Fund operates under Rule 18f-4 under the 1940 Act, which, among other things, governs the use of derivative investments and certain financing transactions (e.g., reverse repurchase agreements) by registered investment companies. Among other things, Rule 18f-4 requires funds that invest in derivative instruments beyond a specified limited amount to apply a value at risk (“VaR”) based limit to their use of certain derivative instruments and financing transactions and to adopt and implement a derivatives risk management program. Rule 18f-4 may limit the Fund’s ability to use derivatives as part of its investment strategy. Using derivatives also can have a leveraging effect and increase Fund volatility.

Distributions	The Fund’s Board of Directors (the “Board” or “Board of Directors”) has authorized a managed distribution plan pursuant to which the Fund makes monthly distributions to stockholders at a fixed rate of $0.0950 per share of Common Stock, which rate may be adjusted from time to time by the Board (the “Policy”). The Policy is intended to provide stockholders with a constant, but not guaranteed, fixed minimum rate of distribution each month. The Fund is managed with a goal of generating as much of the distribution as possible from net ordinary income and short-term capital gains that is consistent with the Fund’s investment strategy and risk profile. To the extent that sufficient distributable income is not available on a monthly basis, the Fund will distribute long-term capital gains and/or return of capital in order to maintain its managed distribution rate. A return of capital may occur, for example, when some or all of the money that was invested in the Fund is paid back to stockholders. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. Even though the Fund may realize current year capital gains, such gains may be offset, in whole or in part, by the Fund’s capital loss carryovers from prior years.

The Board may amend the terms of the Policy or terminate the Policy at any time without prior notice to the Fund’s stockholders, however, at this time there are no reasonably foreseeable circumstances that might cause the termination of the Policy. The amendment or termination of the Policy could have an adverse effect on the market price of the Fund’s Common Stock. The Policy is subject to the periodic review by the Board to determine if an adjustment should be made.

Stockholders should not draw any conclusions about the Fund’s investment performance from the amount of the current distribution or from the terms of the Fund’s Plan. The Fund will send a Form 1099-DIV to stockholders for the calendar year that will describe how to report the Fund’s distributions for federal income tax purposes.

The Fund has elected to be treated, and intends to qualify annually, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), which generally relieves the Fund of any liability for federal income tax to the extent its earnings are distributed to stockholders. The Fund intends to distribute to its stockholders, at least annually, substantially all of its investment company taxable income (as that term is defined in the Code, but determined without regard to the deduction for dividends paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss).

The Fund reserves the right to change its distribution policy and the basis for establishing the rate of its monthly distributions at any time and may do so without prior notice to Common Stockholders.

Investment Manager	Franklin Templeton Fund Adviser, LLC (“FTFA” or the “Manager”) is the Fund’s investment manager. The Manager, an indirect wholly-owned subsidiary of Franklin Resources, Inc., a global investment management organization operating as Franklin Templeton, is a registered investment adviser and provides administrative and management services to the Fund. In addition, the Manager performs administrative and management services necessary for the operation of the Fund, such as (1) supervising the overall administration of the Fund, including negotiation of contracts and fees with and the monitoring of performance and billings of the Fund’s transfer agent, Common Stockholder servicing agents, custodian and other independent contractors or agents; (2) providing certain compliance, Fund accounting, regulatory reporting and tax reporting services; (3) preparing or participating in the preparation of Board of Directors materials, registration statements, proxy statements and reports and other communications to Common Stockholders; (4) maintaining the Fund’s existence and (5) during such times as Common Stock is publicly offered, maintaining the registration and qualification of the Common Stock under federal and state laws.

The Manager receives an annual fee, payable monthly, in an amount equal to 0.85% of the Fund’s average daily net assets plus the proceeds of any outstanding borrowings used for leverage and any proceeds from the issuance of preferred stock.

The Fund will pay all of its offering expenses. The Fund’s management fees and other expenses are borne by the Common Stockholders. See “Summary of Fund Expenses” and “Management of the Fund.”

Subadviser	Western Asset, the Fund’s subadviser, is responsible for the day-to-day portfolio management of the Fund, subject to the supervision of the Board of Directors and the Manager.

Western Asset receives an annual subadvisory fee, payable monthly, from the Manager in an amount equal to 70% of the management fee paid to the Manager. No fee will be paid by the Fund directly to Western Asset. See “Management of the Fund.”

Non-U.S. Subadvisers	In connection with Western Asset’s service to the Fund, Western Asset Management Company Limited (“Western Asset Limited”) and Western Asset Management Company Pte. Ltd. (“Western Asset Singapore”) provide certain subadvisory services to the Fund pursuant to subadvisory agreements with Western Asset (each, the “Western Asset Limited Subadvisory Agreement” and the “Western Asset Singapore Subadvisory Agreement”). Each of Western Asset Limited and Western Asset Singapore is generally responsible for managing investments denominated in currencies other than the U.S. dollar.

Western Asset pays each of Western Asset Limited and Western Asset Singapore a fee for their services at no additional expense to the Fund. Western Asset pays Western Asset Limited and Western Asset Singapore a monthly subadvisory fee in an amount equal to 100% of the management fee paid to Western Asset on the assets that Western Asset allocates to Western Asset Limited and Western Asset Singapore to manage. See “Management of the Fund.”

Listing	The Fund’s shares of Common Stock are listed on the New York Stock Exchange (“NYSE”) under the trading or “ticker” symbol “EMD.” The net asset value of our Common Stock at the close of business on [ ], 2026 was $[ ] per share, and the last sale price per share of our Common Stock on the NYSE on that date was $[ ].

Custodian and Transfer Agent	The Bank of New York Mellon serves as custodian of the Fund’s assets. Computershare Inc. serves as the Fund’s transfer agent. See “Custodian and Transfer Agent.”

Special Principal Risk Considerations	An investment in the Fund’s securities involves various principal risks. The following is a summary of certain of these risks. It is not complete and you should read and consider carefully the more complete list of risks described below under “Risks” before purchasing Common Stock in this offering.

Risks Related to the Fund	An investment in the Fund’s securities involves various principal risks. The following is a summary of certain of these risks. It is not complete and you should read and consider carefully the more complete list of risks described below under “Risks” before purchasing Common Stock in this offering.

Investment Risk and Market Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire amount you invest. The value of the Fund’s portfolio securities may move up or down, sometimes rapidly and unpredictably, and your Common Stock may at any time be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Investments in Emerging Markets Risk. Investors are strongly advised to consider carefully the special risks involved in emerging markets, which are in addition to the usual risks of investing in developed foreign markets around the world. These risks include (i) less social, political and economic stability; (ii) the smaller size of the markets for such securities and lower volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies that may restrict the Fund’s investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property; and (vi) military unrest, war and terrorism. In addition, property represented by securities purchased by the Fund could be expropriated, nationalized or otherwise confiscated, or adversely affected by exchange control regulation, and disturbances by vocal minorities advocating radical religious or revolutionary philosophies or ethnic independence could result in widespread destruction or confiscation of property owned by foreign individuals and entities. If any such event were to occur, the Fund could lose a substantial portion or all of its investments in the affected countries.

Foreign Securities Risk. The risks of investing in securities of non-U.S. issuers, or issuers with significant exposure to non-U.S. markets, relate among other things to (i) differences in the size, liquidity, volatility and regulation of non-U.S. securities markets compared to the U.S.; (ii) economic, political and social factors; and (iii) foreign exchange matters, such as restrictions on the repatriation of capital, fluctuations in exchange rates, exchange control regulations and currency exchange costs. The political and economic structures in certain foreign countries, particularly emerging markets, may undergo rapid evolution and may lack the stability of more developed countries.

Foreign Currency Risks. The U.S. dollar value of investments denominated in a foreign currency will vary with changes in exchange rates, which can be volatile, and such changes will affect the Fund’s net asset value. Some emerging market countries also have managed currencies or restrict currency conversion, and any devaluation of the currencies in which the Fund’s securities are quoted may reduce its net asset value per share.

Foreign Currency Instruments and Hedging Strategies. The Fund may use options and futures contracts on foreign currencies, forward currency contracts, and currency swap agreements (collectively, “Currency Instruments”) to seek to hedge against movements in the values of the foreign currencies in which the Fund’s securities are denominated, to enhance its return or yield, to establish a short position, or to obtain exposure to a market that would be more costly or difficult to access through other investments. The Fund may also engage in foreign currency transactions on a spot (cash) basis, may determine not to hedge, and may be completely unhedged at any point in time. When a particular currency is difficult to hedge against the U.S. dollar, the Fund may instead use Currency Instruments on another currency or a basket of currencies that the portfolio manager believes is highly correlated to the currency being hedged, a strategy that magnifies the risk that price movements will not correlate perfectly.

Forward Currency Contracts. The Fund may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another currency at a future date and at a price set by the parties. These contracts are traded directly between currency traders (usually large commercial banks) and their customers (such as the Fund).

Eurodollar or Yankee Obligations. Eurodollar bank obligations are U.S. dollar denominated debt obligations issued outside the U.S. capital markets by non-U.S. branches of U.S. banks and by non-U.S. banks, while Yankee obligations are U.S. dollar denominated obligations issued in the U.S. capital markets by non-U.S. issuers. Eurodollar (and, to a limited extent, Yankee) obligations are subject to certain sovereign risks, including adverse political and economic developments, government restrictions on cross-border flows of U.S. dollar denominated funds, non-U.S. withholding taxes, and expropriation or nationalization of non-U.S. issuers.

Sovereign Government and Supranational Debt Obligations. The Fund may invest in all types of debt securities of governmental issuers in all countries, including emerging markets. These may include debt securities issued or guaranteed by governments, governmental agencies, instrumentalities, political subdivisions, or government-owned, controlled, or sponsored entities; interests issued to restructure the investment characteristics of such instruments; Brady Bonds (issued under the Brady Plan to help debtor nations restructure their external indebtedness); participations in loans between emerging market governments and financial institutions; and debt securities of supranational entities such as the World Bank, the Asian Development Bank, the European Investment Bank, the Inter-American Development Bank, the International Monetary Fund, and the European Bank for Reconstruction and Development. Supranational entities have no taxing authority and depend on member contributions to pay interest and principal; if members fail to make capital contributions, the entity may be unable to service its debt, and the Fund may lose money.

Currency Devaluations and Fluctuations. The value of investments denominated in foreign currencies rises or falls as exchange rates between those currencies and the U.S. dollar change, and currency conversion costs and fluctuations could erase investment gains or add to losses. Exchange rates can be volatile and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, currency controls, and speculation, and the Fund may be unable, or may choose not, to hedge its foreign currency exposure.

Financial Information and Standards. Issuers in emerging market countries generally are subject to accounting, auditing and financial standards that differ, in some cases significantly, from those applicable to U.S. issuers. In particular, the assets and profits appearing on the financial statements may not reflect its financial position or results of operations in the way they would be reflected had the financial statements been prepared in accordance with U.S. generally accepted accounting principles. In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules may require that certain assets and liabilities be restated on the issuer’s balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets.

Economic and Political Risks. The economies of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. These countries generally are heavily dependent upon international trade and have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

Investment Controls; Repatriation. Foreign investment in certain emerging market issuers is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in certain emerging market issuers and increase the costs and expenses of the Fund. Certain emerging market countries require governmental approval prior to investments by foreign persons in a particular issuer, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors. Certain emerging market countries may also restrict investment opportunities in issuers in industries deemed important to national interests.

Emerging market countries may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market country’s balance of payments, the country could impose temporary restrictions on foreign capital remittances. The Fund could be adversely affected by delays in, or a refusal to grant, any restrictions on investments. Investing in local markets in emerging market countries may require the Fund to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the Fund.

Market Illiquidity. No established secondary markets may exist for many of the emerging market issuer securities in which the Fund may invest, and markets may become illiquid quickly. Reduced liquidity may adversely affect market prices and the Fund’s ability to dispose of instruments to meet liquidity requirements or respond to events such as a deterioration in an issuer’s creditworthiness. It may also make it harder for the Fund to obtain accurate quotations for valuing its portfolio and calculating net asset value, as quotations are often available only from a limited number of dealers and may not represent firm bids or actual sale prices.

Fixed-Income Securities Risk. In addition to the risks described elsewhere in this section with respect to valuations and liquidity, fixed-income securities, including high-yield securities, are also subject to certain risks, including:

Issuer Risk. The value of fixed-income securities may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.

Default Risk. Investments in fixed-income securities are subject to the risk that the issuer of the security could default on its obligations, causing a fund to sustain losses on those investments and impacting both interest and principal payments. High-yield fixed-income securities (commonly known as “junk bonds”) are considered speculative with respect to the issuer’s capacity to pay interest and repay principal. Compared to issuers of higher rated securities, issuers of medium and lower rated securities are less likely to have the capacity to pay interest and repay principal when due. Default, or the market’s perception that an issuer is likely to default, could reduce the value and liquidity of securities held by the Fund.

Interest Rate Risk. The market price of the Fund’s investments will change in response to changes in interest rates and other factors. The market price of fixed-income securities generally rises when interest rates decline and falls when rates rise, with greater fluctuations for securities with longer maturities. These price fluctuations will not affect interest income from securities already owned but will be reflected in the Fund’s net asset value. The Fund may use strategies such as structured notes or interest rate swap or cap transactions to reduce interest rate sensitivity, although there is no assurance it will do so or that such strategies will succeed.

Prepayment Risk. During periods of declining interest rates, an issuer may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest the proceeds in lower yielding securities and potentially reducing the Fund’s income and distributions to Common Stockholders. This is known as prepayment or “call” risk. Debt securities frequently have call features permitting the issuer to redeem the security before maturity at a specified price (typically above par), which an issuer may exercise to refinance at a lower cost due to declining rates or an improvement in its credit standing.

Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded, or called fixed-income securities at market rates below the portfolio’s current earnings rate. A decline in income could affect the Fund’s Common Stock price or its overall return.

Credit Risk. If an issuer or guarantor of a security held by the Fund, or a counterparty to a financial contract, defaults, is downgraded, is perceived to be less creditworthy, or if the value of the underlying assets declines, the value of your investment will typically decline, and such changes may occur quickly. The Fund could also be delayed or hindered in enforcing its rights. Subordinated securities are more likely to suffer a credit loss and will be disproportionately affected by a default, downgrade, or perceived decline in creditworthiness.

Liquidity Risk. The Fund may invest in illiquid securities, and securities may become illiquid after purchase, particularly during periods of market turmoil. When the Fund holds illiquid investments, the portfolio may be harder to value, especially in changing markets, and the Fund may suffer a loss if forced to sell such investments to meet cash needs.

Duration Risk. The duration of a fixed-income security is a measure of the portfolio’s sensitivity to changes in interest rates. Prices of fixed-income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities. Holding long duration investments may expose the Fund to certain magnified risks. These include interest rate risk, credit risk and liquidity risk, as discussed above.

Management Risk. The Fund is subject to management risk because it is an actively managed investment portfolio. The Manager and each individual portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

Rated and Unrated Securities. At any one time, substantially all of the Fund’s managed assets may be invested in low rated or unrated instruments. Debt securities of emerging market issuers may be rated below investment grade by organizations such as Moody’s Investor Service (“Moody’s”) and Standard & Poor’s Corporation (“S&P”). Non-investment grade securities, referred to as “junk bonds”, are regarded as predominantly speculative. Some securities held by the Fund may not be paying interest currently or may be in payment default, and may be comparable to securities rated as low as C by Moody’s or CCC or lower by S&P, indicating extremely poor prospects, an identifiable vulnerability to default, and an inability to pay interest and principal when due under adverse conditions.

Below Investment Grade Securities (High-Yield) Risk. The Fund may invest in high-yield debt securities, which are generally subject to greater credit risks than higher-grade securities, including the risk of default on interest or principal. Considered speculative, they typically have lower liquidity and are more difficult to value than higher grade bonds. They also tend to be volatile and more susceptible to adverse events, credit downgrades, and negative sentiment, and may be difficult to sell at a desired price, or at all, during periods of uncertainty or market turmoil.

Investment in Loans Risk. Investments in loans are generally subject to the same risks as other debt obligations, including credit risk, interest rate risk, prepayment risk, and extension risk, and in many cases the risks associated with below-investment grade securities. Borrowers may be adversely affected by changes in market or economic conditions and may default or enter bankruptcy, a risk that increases during economic downturns or substantial interest rate increases. Loan transactions may settle on a delayed basis, so sale proceeds may not be promptly available for additional investments. The Fund considers “junior loans” to be loans with a junior position in an issuer’s capital structure; because they are unsecured and subordinated to senior loans, they carry the additional risk that the borrower’s cash flow and any securing property may be insufficient to meet scheduled payments after satisfying senior obligations. There are no limitations on the Fund’s investments in junior loans. Bank loans may not be considered securities, so the Fund may not have the protections afforded by U.S. federal securities laws with respect to such investments.

Smaller Company Risk. The general risks associated with income-producing securities are particularly pronounced for securities issued by companies with smaller market capitalizations. As a result,

they may be subject to greater levels of credit, market and issuer risk. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more sharply than other securities.

U.S. Government Debt Securities Risk. Although the U.S. government guarantees principal and interest payments on securities issued by the U.S. government and some of its agencies, this guarantee does not apply to losses resulting from declines in the market value of these securities.

Derivatives Risk. The Fund may utilize a variety of derivative instruments, such as options, floors, caps and collars, futures contracts, forward contracts, options on futures contracts, and indexed securities. Using derivatives can increase Fund losses, reduce opportunities for gains, have a leveraging effect, and increase volatility, and certain derivatives carry the potential for unlimited loss. Derivatives may be unavailable at the desired time or price, difficult to sell, unwind, or value, and subject to counterparty default. They are generally subject to the risks of their underlying assets, rates, or indices, may fluctuate more in value than those underlying indicators, and may have different tax consequences that affect the amount, timing, and character of income distributed to Common Stockholders. Evolving U.S. and foreign regulation of derivatives, including mandatory clearing, margin, and reporting requirements, may make derivatives more costly, limit their availability or utility, or disrupt markets.

Valuation Risk. The sales price the Fund could receive for any portfolio investment may differ from the Fund’s valuation, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology, and these differences may increase significantly during periods of market volatility. The Fund’s ability to value its investments may be impacted by technological issues or errors by pricing services or other third-party providers, and the valuation of the Fund’s investments involves subjective judgment.

Risks of Warrants and Rights. Warrants and rights are subject to the same market risks as stocks but may be more volatile in price. They carry no dividend or voting rights and represent no rights in the issuer’s assets, and an investment in them may be considered speculative. The value of a warrant or right does not necessarily change with the value of the underlying security, and it ceases to have value if not exercised before its expiration date, exposing the Fund to loss of the purchase value. In addition, the effective price paid for the warrant or right added to the subscription price of the related security may exceed that security’s market price, such as when there is no movement in the price of the underlying security.

Inflation/Deflation Risk. Inflation risk is the risk that the value of certain assets or income from the Fund’s investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s Common Stock and distributions on the Fund’s Common Stock can decline. Deflation risk is the risk that prices throughout the economy decline over time—the opposite of inflation. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer defaults more likely, which may result in a decline in the value of the Fund’s portfolio.

When-Issued and Delayed-Delivery Transactions Risk. The Fund may purchase fixed-income securities on a when-issued basis and may purchase or sell securities for delayed delivery. These transactions expose the Fund to counterparty default risk and the risk that securities may fluctuate in value prior to delivery. The Fund will not accrue income on such securities before their stated delivery date, and the price or yield available in the market at delivery may not be as favorable as that obtained in the transaction itself.

Market Events Risk. The market values of securities or other assets will fluctuate, sometimes sharply and unpredictably, due to factors such as economic events, governmental or central bank actions, trade disputes, political developments, armed conflicts, economic sanctions, cybersecurity events, and widespread health, weather, or climate events, whether or not related to the issuer. Because economies and financial markets are increasingly interconnected, events in one country or region may negatively affect the value and liquidity of the Fund’s investments regardless of whether the Fund invests in the directly affected markets. Ongoing armed conflicts in Europe and the Middle East, and the resulting sanctions, have caused and could continue to cause significant market disruptions and volatility affecting Fund investments, performance, and liquidity; for example, following Russia’s 2022 invasion of Ukraine, Russian stocks lost all or nearly all of their market value.

Credit Crisis Liquidity and Volatility Risk. The markets for credit instruments have experienced periods of extreme illiquidity and volatility, producing market imbalances of sellers and buyers, significant valuation uncertainties, widening credit spreads, and a lack of price transparency, with many debt securities remaining illiquid and of uncertain value. During times of reduced market liquidity, the Fund may not be able to sell securities readily at prices reflecting their carrying values, and sales of large blocks of securities by participants seeking liquidity can further depress prices. These conditions may make valuation uncertain, result in sudden and significant valuation changes, and directly and adversely affect the setting of dividend rates on the Common Stock.

Portfolio Turnover Risk. The Fund may change its investments regardless of how long they have been held. A high portfolio turnover rate may increase transaction costs, such as dealer spreads, adversely affecting performance, and may result in the realization of net short-term capital gains that are taxable to Common Stockholders as ordinary income. High turnover may also increase the Fund’s current and accumulated earnings and profits, causing a greater portion of distributions to be treated as dividends. The Fund’s turnover rate will vary from year to year and within a given year.

Temporary Defensive Strategies Risk. When Western Asset anticipates unusual market or other conditions, the Fund may temporarily depart from its principal investment strategies as a defensive measure and invest all or a portion of its assets in obligations of the U.S. government, its agencies, or instrumentalities; other investment grade debt securities and commercial paper; certificates of deposit and bankers’ acceptances; or repurchase agreements with respect to such investments. To the extent the Fund invests defensively, it may not achieve its investment objectives.

Equity Securities Risk. The Fund may invest up to 20% of its managed assets in all types of equity securities, the market prices of which may decline generally. Equity securities may have greater price volatility than other asset classes, such as fixed income securities, and may fluctuate based on actual or perceived changes in a company’s financial condition and in overall market and economic conditions. If the market prices of the Fund’s equity securities fall, the value of your investment will decline, and if the Fund holds equity in a company that becomes insolvent, its interests will be subordinated to debtholders and general creditors, and the Fund may lose its entire investment.

Market Price Discount from Net Asset Value Risk. Shares of closed-end investment companies frequently trade at a discount from their net asset value. This risk is separate from the risk that the Fund’s net asset value could decrease, and may be of greater concern to investors expecting to sell their Common Stock in a relatively short period. Whether investors realize gains or losses upon sale will depend not on the Fund’s net asset value but on whether the market price at the time of sale is above or below their purchase price. Because the market price is determined by factors such as relative supply and demand, general market and economic conditions, and other factors beyond the Fund’s control, the Fund cannot predict whether the Common Stock will trade at, above, or below net asset value. The Common Stock is designed primarily for long-term investors and should not be viewed as a trading vehicle.

Anti-Takeover Provisions Risk. The Fund’s charter (the “Charter”) and Bylaws (the “Bylaws”) include provisions that are designed to limit the ability of other entities or persons to acquire control of the Fund for short-term objectives, including by converting the Fund to open-end status or changing the composition of the Board, that may be detrimental to the Fund’s ability to achieve its primary investment objective of seeking high current income.

Potential Conflicts of Interest Risk. The Manager, Western Asset, Western Asset Limited, Western Asset Singapore and the Fund’s investment professionals have interests which may conflict with the interests of the Fund.

Tax Risks. To qualify for the favorable U.S. federal income tax treatment, the Fund must derive at least 90% of its gross income each taxable year from certain prescribed sources and satisfy certain distribution and asset diversification requirements. If the Fund fails to qualify in any taxable year, all of its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to Common Stockholders, and such distributions would be taxable as ordinary dividends to the extent of the Fund’s current or accumulated earnings and profits.

Operational Risk. The valuation of the Fund’s investments may be negatively impacted because of the operational risks arising from factors such as processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel, and errors caused by third party service providers or trading counterparties. It is not possible to identify all of the operational risks that may affect the Fund or to develop processes and controls that completely eliminate or mitigate the occurrence of such failures. The Fund and its Common Stockholders could be negatively impacted as a result.

Cybersecurity Risk. Like other funds and business enterprises, the Fund, the Manager, Western Asset, Western Asset Limited, Western Asset Singapore, the relevant listing exchange and their service providers are subject to the risk of cybersecurity incidents occurring from time to time. Cybersecurity incidents, whether intentionally caused by third parties or otherwise, may allow an unauthorized party to gain access to Fund assets, Fund or customer data (including private Common Stockholder information) or proprietary information, cause the Fund, the Manager, Western Asset, Western Asset Limited, Western Asset Singapore, the relevant listing exchange and/or their service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality, or prevent Fund investors from purchasing, redeeming or exchanging Common Stock, receiving distributions or receiving timely information regarding the Fund or their investment in the Fund. The Fund, the Manager, Western Asset, Western Asset Limited and Western Asset Singapore have limited ability to prevent or mitigate cybersecurity incidents affecting third party service providers, and such third party service providers may have limited indemnification obligations to the Fund, the Manager, Western Asset Limited or Western Asset Singapore. Cybersecurity incidents may result in financial losses to the Fund and its Common Stockholders, and substantial costs may be incurred in order to prevent any future cybersecurity incidents. Issuers of securities in which the Fund invests are also subject to cybersecurity risks, and the value of these securities could decline if the issuers experience cybersecurity incidents.

Because technology is frequently changing (including the development of artificial intelligence and machine learning), new ways to carry out cyber attacks continue to develop. There is a chance that some risks have not been identified or prepared for, or that an attack may not be detected, which puts limitations on the Fund’s ability to plan for or respond to a cyber attack. The rapid development and increasingly widespread use of artificial intelligence technologies could increase the effectiveness of cyber attacks and exacerbate the risks.

SUMMARY OF FUND EXPENSES

The purpose of the following table and example is to help you understand all fees and expenses holders of Common Stock would bear directly or indirectly. The table below is based on the capital structure of the Fund as of December 31, 2025 (except as noted below), and assumes the issuance of $300 million of additional shares of Common Stock.

STOCKHOLDER TRANSACTION EXPENSES
Sales Load (percentage of offering price)	—	%(1)
Offering Expenses Borne by the Fund (percentage of offering price)	—	%(2)
Dividend Reinvestment Plan Per Transaction Fee to Sell Shares Obtained Pursuant to the Plan	$5.00	(3)
TOTAL TRANSACTION EXPENSES (as a percentage of offering price)(4)

Percentage of Net Assets Attributable to shares of Common Stock (Assumes Leverage is Used)
ANNUAL EXPENSES
Management Fees(5)	1.15%
Interest Payment on Borrowed Funds(6)	1.81%
Other Expenses(7)	0.13%

TOTAL ANNUAL EXPENSES	3.09%

(1)

The sales load will apply only if the securities to which this Prospectus relates are sold to or through underwriters. In such case, a corresponding Prospectus Supplement will disclose the applicable sales load.

(2)	The related Prospectus Supplement will disclose the estimated amount of offering expenses, the offering price and the offering expenses borne by the Fund as a percentage of the offering price.
(3)

Common Stockholders will pay brokerage charges if they direct the Plan Agent (defined below) to sell Common Stock held in a dividend reinvestment account. See “Dividend Reinvestment Plan.” There are no fees charged to Common Stockholders for participating in the Plan. However, Common Stockholders participating in the Plan that elect to sell their Common Stock obtained pursuant to the Plan would pay $5.00 per transaction to sell Common Stock.

(4)	The related Prospectus Supplement will disclose the offering price and the total Common Stockholder transaction expenses as a percentage of the offering price.
(5)

The Manager receives an annual fee, payable monthly, in an amount equal to 0.85% of the Fund’s average daily net assets plus the proceeds of any outstanding borrowings used for leverage and any proceeds from the issuance of preferred stock. For purposes of this table, we have assumed that the Fund has utilized borrowings in an aggregate amount of 26.21% of its net assets (after their issuance). If the Fund were to use financial leverage in excess of 26.21% of its net assets, the management fees shown would be higher.

(6)

For the purposes of this table, we have assumed that the Fund has utilized borrowings in an aggregate amount of 26.21% of its net assets (which equals the average level for the Fund’s fiscal year ended December 31, 2025). The expenses and rates associated with leverage may vary as and when borrowings or issuances of preferred stock are made.

(7)	Estimated based on amounts incurred in the fiscal year ended December 31, 2025.

Example1

The following example illustrates the hypothetical expenses that you would pay on a $1,000 investment in Common Stock, assuming (i) “Total Annual Expenses” of 3.09% of net assets attributable to Common Stock

(which assumes the Fund’s use of leverage in an aggregate amount equal to 26.21% of the Fund’s net assets) and (ii) a 5% annual return:

1 Year	3 Years	5 Years	10 Years
$32	$97	$164	$344

1

The example above should not be considered a representation of future expenses. Actual expenses may be higher or lower than those shown. The example assumes that all dividends and distributions are reinvested at net asset value. Actual expenses may be greater or less than those assumed. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund’s financial performance. Unless otherwise noted, the information in this table has been derived from and should be read in conjunction with the Fund’s financial statements and the notes thereto. The financial information for the fiscal years ended December 31, 2025, 2024, 2023, 2022, 2021, 2020, 2019, 2018 and 2017 have been audited by [ ], the independent registered accounting firm of the Fund. [ ]’s report on such financial statements, together with the financial statements of the Fund, is contained in the Fund’s Annual Report and is incorporated by reference into this Prospectus and the SAI.

For a share of Common Stock outstanding throughout each year ended December 31, unless otherwise noted:

	2025(1)		2024(1)		2023(1)		2022(1)		2021(1)
Net asset value, beginning of period	[	]	[	]	[	]	[	]	[	]
Income (loss) from operations:
Net investment income	[	]	[	]	[	]	[		[	]
Net realized and unrealized gain (loss)	[	]	[	]	[	]	[	]	[	]
Total income (loss) from operations	[	]	[	]	[	]	[	]	[	]
Less distributions from:
Net investment income	[	]	[	]	[	]	[	]	[	]
Return of capital	[	]	[	]	[	]	[	]	[	]
Total distributions	[	]	[	]	[	]	[	]	[	]
Anti-dilutive impact of repurchase plan	[	]	[	]	[	]	[	]	[	]
Anti-dilutive impact of tender offer	[	]	[	]	[	]	[	]	[	]
Capital contributions	[	]	[	]	[	]	[	]	[	]
Net asset value, end of year	[	]	[	]	[	]	[	]	[	]
Market price, end of year	[	]	[	]	[	]	[	]	[	]
Total return, based on net asset value	[	]	[	]	[	]	[	]	[	]
Total return, based on Market Price	[	]	[	]	[	]	[	]	[	]
Net assets, end of year (millions)	[	]	[	]	[	]	[	]	[	]
Ratios to average net assets:
Gross expenses	[	]	[	]	[	]	[	]	[	]
Net expenses	[	]	[	]	[	]	[	]	[	]
Net investment income	[	]	[	]	[	]	[	]	[	]
Portfolio turnover rate	[	]	[	]	[	]	[	]	[	]

(1)	Per share amounts have been calculated using the average shares method.
(2)	[ ]

	2020(1)		2019(1)		2018(1)		2017(1)		2016(1)
Net asset value, beginning of year	[	]	[	]	[	]	[	]	[	]
Income (loss) from operations:
Net investment income	[	]	[	]	[	]	[	]	[	]
Net realized and unrealized gain (loss)	[	]	[	]	[	]	[	]	[	]
Total income (loss) from operations	[	]	[	]	[	]	[	]	[	]
Less distributions from:
Net investment income	[	]	[	]	[	]	[	]	[	]
Return of capital	[	]	[	]	[	]	[	]	[	]
Total distributions	[	]	[	]	[	]	[	]	[	]
Anti-dilutive impact of repurchase plan	[	]	[	]	[	]	[	]	[	]
Net asset value, end of year	[	]	[	]	[	]	[	]	[	]
Market price, end of year	[	]	[	]	[	]	[	]	[	]
Total return, based on net asset value	[	]	[	]	[	]	[	]	[	]
Total return, based on Market Price	[	]	[	]	[	]	[	]	[	]
Net assets, end of year (millions)	[	]	[	]	[	]	[	]	[	]
Ratios to average net assets:
Gross expenses	[	]	[	]	[	]	[	]	[	]
Net expenses	[	]	[	]	[	]	[	]	[	]
Net investment income	[	]	[	]	[	]	[	]	[	]
Portfolio turnover rate	[	]	[	]	[	]	[	]	[	]

(1)	Per share amounts have been calculated using the average shares method.
(2)	[ ]

SENIOR SECURITIES

As of the end of the Fund’s last fiscal year, the Fund had a credit facility with a financial institution described below. The table below sets forth the senior securities outstanding as of the end of the Fund’s fiscal years or periods ended 2025, 2024, 2023, 2022, 2021, 2020, 2019, 2018, 2017 and 2016.

[To come.]

THE FUND

The Fund is a diversified, closed-end management investment company registered under the 1940 Act. The Fund was incorporated as a Maryland corporation on April 16, 2003. The Fund’s principal executive office is located at One Madison Avenue, 17th Floor, New York, New York 10010, and its telephone number is (888) 777-0102.

USE OF PROCEEDS

Unless otherwise specified in a Prospectus Supplement, the Fund intends to invest the net proceeds of any offering of its securities in accordance with its investment objective and policies as stated herein. It is currently anticipated that the Fund will be able to invest substantially all of the net proceeds in accordance with its investment objective and policies within three months after the completion of any offering; however, the identification of appropriate investment opportunities pursuant to the Fund’s investment style or changes in market conditions may cause the investment period to extend as long as six months. Pending such investment, it is anticipated that the proceeds will be primarily invested in short-term money market instruments. The Fund may also invest in U.S. government securities.

MARKET AND NET ASSET VALUE INFORMATION

The Fund’s currently outstanding Common Stock is listed on the NYSE under the symbol “EMD.” Our Common Stock commenced trading on the NYSE on December 1, 2003.

Our Common Stock has traded both at a premium and at a discount in relation to the Fund’s net asset value per share. Although our Common Stock has traded at a premium to net asset value, we cannot assure that this will occur after any offering or that the Common Stock will not trade at a discount in the future. Our issuance of additional Common Stock may have an adverse effect on prices in the secondary market for our Common Stock by increasing the number of shares of Common Stock available, which may create downward pressure on the market price for our Common Stock. Shares of closed-end investment companies frequently trade at a discount to net asset value. See “Risks—Market Price Discount from Net Asset Value Risk.”

The following table sets forth for each of the periods indicated the range of high and low closing sale price of our Common Stock and the quarter-end sale price, each as reported on the NYSE, the net asset value per share of Common Stock and the premium or discount to net asset value per share at which our Common Stock was trading. Net asset value is generally determined on each business day that the NYSE is open for business. See “Net Asset Value” for information as to the determination of our net asset value.

	Quarterly Closing Market Price				Quarterly Closing Net Asset Value Price on Date of Market Price				Quarterly Closing Premium/(Discount) on Date of Market Price
	High		Low		High		Low		High		Low
Fiscal Year 2024
March 31, 2024	[	]	[	]	[	]	[	]	[	]	[	]
June 30, 2024	[	]	[	]	[	]	[	]	[	]	[	]
September 30, 2024	[	]	[	]	[	]	[	]	[	]	[	]
December 31, 2024	[	]	[	]	[	]	[	]	[	]	[	]
Fiscal Year 2025
March 31, 2025	[	]	[	]	[	]	[	]	[	]	[	]
June 30, 2025	[	]	[	]	[	]	[	]	[	]	[	]
September 30, 2025	[	]	[	]	[	]	[	]	[	]	[	]
December 31, 2025	[	]	[	]	[	]	[	]	[	]	[	]
Fiscal Year 2026
March 31, 2026	[	]	[	]	[	]	[	]	[	]	[	]

Source of market prices: NYSE.

(1)

Net asset value per share is determined as of close of business on the last day of the relevant quarter and therefore may not reflect the net asset value per share on the date of the high and low closing sales prices, which may or may not fall on the last day of the quarter. Net asset value per share is calculated as described in “Net Asset Value.”

On [ ], 2026, the last reported sale price of our Common Stock on the NYSE was $[ ], which represented a [premium/discount] of approximately [ ]% to the net asset value per share reported by us on that date.

As of [ ], 2026 we had approximately [ ] shares of Common Stock outstanding and we had net assets applicable to Common Stockholders of approximately [ ].

THE FUND’S INVESTMENTS

Investment Objectives

The Fund’s primary investment objective is to seek high current income and its secondary investment objective is capital appreciation. There can be no assurance the Fund will achieve its investment objectives.

This section provides additional information about the Fund’s investments and certain portfolio management techniques the Fund may use. More information about the Fund’s investments and portfolio management techniques and the associated risks is included in the SAI.

Investment Strategies

The Fund intends to achieve its objective by investing primarily in U.S. dollar and non-U.S. dollar denominated debt securities of issuers in emerging market countries. Under normal market conditions, the Fund invests at least 80% of its managed assets in debt securities of issuers in emerging market countries. “Emerging market country” is defined as any country which is, at the time of investment, (i) represented in the J.P. Morgan Emerging Markets Bond Index Global Diversified or the J.P. Morgan Corporate Emerging Market Bond Index Broad or (ii) categorized by the World Bank in its annual categorization as middle- or low-income.

The Fund may invest up to 20% of its managed assets in (i) non-debt securities and (ii) non-emerging market issuers, including equity securities. Equity securities include common stocks traded on an exchange or in the over the counter market, preferred stocks, warrants, rights, convertible securities, depositary receipts, trust certificates, limited partnership interests, shares of other investment companies and REITs. Except as otherwise indicated in this Prospectus, convertible securities are not subject to any minimum credit quality requirements. The Fund may invest in securities denominated in currencies of emerging market countries.

The Fund will seek to maintain an average portfolio duration between 20% above and 20% below the average duration of the JPMorgan Emerging Markets Bond Index Global Diversified.

In anticipation of or in response to adverse market conditions, for cash management purposes, or for defensive purposes, the Fund may invest up to 100% of its managed assets in cash equivalents and short-term fixed-income securities. Upon the Manager’s recommendation, for temporary defensive purposes and in order to keep the Fund’s cash fully invested, the Fund may deviate from its investment objectives and policies and invest some or all of its managed assets in investments of non-corporate issuers, including high-quality, short-term debt securities. The Fund may not achieve its investment objectives when it does so.

The Fund may purchase Rule 144A securities for which there is a secondary market of qualified institutional buyers.

The Fund usually attempts to maintain a portfolio with a weighted average credit quality rated B3 or above by Moody’s or B- or above by S&P, or equivalent ratings from any nationally recognized statistical rating organization. Unrated securities will be assigned a rating by the Manager in its reasonable judgment.

The Fund may purchase and sell futures contracts, purchase and sell (or write) exchange-listed and over-the-counter put and call options on securities, financial indices and futures contracts, enter into various interest rate (such as swaps, caps, floors and collars) and currency (such as currency forward contracts, currency futures contracts and options thereon, currency swaps and options on currencies) transactions and enter into other similar transactions which may be developed in the future to the extent the adviser determines that they are consistent with the Fund’s investment objectives and policies and applicable regulatory requirements. The Fund may use any or all of these techniques at any time, and the use of any particular derivative transaction will depend on market conditions.

The Fund may engage in currency transactions with counterparties to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value or to generate income or gain. Currency transactions include currency forward contracts, exchange-listed currency futures contracts and options thereon, exchange-listed and OTC options on currencies and currency swaps. The Fund will enter into OTC option transactions only with U.S. Government securities dealers recognized by the Federal Reserve Bank of New York as “primary dealers,” or broker-dealers, domestic or foreign banks, or other financial institutions that the adviser deems to be creditworthy.

The Fund may lend portfolio securities to brokers or dealers or other financial institutions, so long as the borrower of the loaned securities deposits cash or liquid securities with the Fund in an amount equal to a minimum of 100% of the market value of the securities lent.

The Fund may invest up to 15% of its managed assets in illiquid securities, which are securities that cannot be sold within seven days at a price which the Fund would determine to be fair value.

The Fund may invest in distressed debt securities, which are debt securities subject to bankruptcy proceedings or otherwise in default as to the repayment of principal and/or interest at the time of acquisition by the Fund, or are rated in the lower rating categories (Ca or lower by Moody’s and CC or lower by S&P), or which, if unrated, are in the judgment of the Manager of equivalent quality. The Fund will generally not invest more than 5% of its assets in securities that are already in default or subject to bankruptcy proceedings.

The Fund may not make short sales of securities or purchase securities on margin (except for delayed delivery or when-issued transactions, such short-term credits as are necessary for the clearance of transactions and margin deposits in connection with transactions in futures contracts, options on futures contracts and options on securities and securities indices).

The Fund may invest in securities of other investment companies to the extent that these investments are consistent with the Fund’s investment objective, strategies and policies and permissible under the 1940 Act. The Fund may also invest in securities of private funds that rely on exceptions from the definition of investment company under Sections 3(c)(1) or 3(c)(7) of the 1940 Act, structured finance vehicles or other entities not traditionally considered pooled investment vehicles, and companies that rely on the exceptions from the definition of investment company under Section 3(c)(5)(A) or (B) of the 1940 Act. The Fund may invest in portfolio affiliates of the Fund within the meaning of, and in reliance on, Rules 17a-6 and 17d-1(d)(5) under the 1940 Act. The Fund may invest in other investment companies to gain broad market or sector exposure, including during periods when it has large amounts of uninvested cash or when Western Asset believes that share prices of other investment companies offer attractive values. In general, under the 1940 Act, an investment company may not (i) own more than 3% of the outstanding voting securities of any one registered investment company, (ii) invest more than 5% of its total assets in the securities of any single registered investment company or (iii) invest more than 10% of its total assets in securities of other registered investment companies (the “3-5-10% Limitations”). The Fund may rely on certain exemptions to exceed the 3-5-10% Limitations when investing in another registered investment company (including money market funds) or business development company. To the extent that the Fund invests in another investment company, because other investment companies pay advisory, administrative and service fees that are borne indirectly by investors, such as the Fund, there may be duplication of investment management and other fees.

Borrowings

The Fund may engage in borrowing transactions to raise additional cash to be invested by the Fund in other securities or instruments in an effort to increase the Fund’s investment returns, or for temporary or emergency purposes. Reverse repurchase agreements may be considered to be a type of borrowing.

When the Fund invests borrowing proceeds in other securities, the Fund will be at risk for any fluctuations in the market value of the securities in which the proceeds are invested. Like other leveraging risks, this makes the value of an investment in the Fund more volatile and increases the Fund’s overall investment exposure. In addition, if the Fund’s return on its investment of the borrowing proceeds does not equal or exceed the interest that the Fund is obligated to pay under the terms of a borrowing, engaging in these transactions will lower the Fund’s return.

The Fund may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to its borrowing obligations. Interest on any borrowings will be an expense to the Fund and will reduce the value of the Fund’s shares. The Fund may borrow on a secured or on an unsecured basis. If the Fund enters into a secured borrowing arrangement, a portion of the Fund’s assets will be used as collateral. During the term of the borrowing, the Fund will remain at risk for any fluctuations in the market value of these assets in addition to any securities purchased with the proceeds of the loan. In addition, the Fund may be unable to sell the collateral at a time when it would be advantageous to do so, which could result in lower returns. The Fund would also be subject to the risk that the lender may file for bankruptcy, become insolvent, or otherwise default on its obligations to return the collateral to the Fund. In the event of a default by the lender, there may be delays, costs and risks of loss involved in the Fund’s exercising its rights with respect to the collateral or those rights may be limited by other contractual agreements or obligations or by applicable law.

The 1940 Act requires the Fund to maintain an “asset coverage” of at least 300% of the amount of its borrowings, provided that in the event that the Fund’s asset coverage falls below 300%, the Fund is required to reduce the amount of its borrowings so that it meets the 300% asset coverage threshold within three days (not including Sundays and holidays). Asset coverage means the ratio that the value of the Fund’s total assets, minus liabilities other than borrowings and other senior securities, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that the Fund may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Fundamental Investment Policies

The Fund’s investment restrictions listed in the SAI are considered fundamental and may not be changed without the approval of the holders of a majority of the outstanding voting securities (as defined in the 1940 Act). A “majority of the outstanding voting securities” means (a) 67% or more of the Fund’s outstanding voting securities present at a meeting, if the holders of more than 50% of the Fund’s outstanding voting securities are present or represented by proxy at the meeting or (b) more than 50% of the outstanding voting securities, whichever of (a) or (b) is less. See “Investment Restrictions” in the SAI for a complete list of the fundamental investment policies of the Fund.

LEVERAGE

The Fund may seek to enhance the level of its current distributions to Common Stockholders through the use of leverage.

The Fund may use leverage through borrowings, including loans from certain financial institutions and/or the issuance of debt securities (collectively, “borrowings”), and through the issuance of shares of preferred stock. The Fund may use leverage through borrowings in an aggregate amount of up to approximately 33 1/3% of the Fund’s total net assets immediately after such borrowings. Furthermore, the Fund may use leverage through the issuance of preferred stock in an aggregate amount of liquidation preference attributable to the preferred stock combined with the aggregate amount of any borrowings of up to approximately 50% of the Fund’s total net assets immediately after such issuance. The Fund may enter into reverse repurchase agreements and use similar investment management techniques that may provide leverage, subject to the requirements of Rule 18f-4 under the 1940 Act.

The Fund entered into the Master Margin Loan agreement (the “BNYM Credit Agreement”) with the Bank of New York Mellon (“BNYM”). The BNYM Credit Agreement allows the Fund to borrow up to an aggregate principal amount of $325,000,000, subject to the terms and conditions therein. Each loan under the BNYM Credit Agreement constitutes an open commitment by BNYM terminable upon 180 days’ notice by the Fund or BNYM. The Fund pays interest on borrowings calculated based on the Overnight Bank Funding Rate plus applicable margin. The Overnight Bank Funding Rate is a volume weighted median measure of U.S. dollar funding costs for U.S. based banks calculated using both federal funds transactions and overnight euro dollar time deposits. The Fund pays a commitment fee on the unutilized portion of the loan commitment amount at an annual rate of 0.25% except that no commitment fee is accrued when the aggregate outstanding balance of the loan is equal to or greater than 75% of the margin loan commitment amount. To the extent of the borrowing outstanding, the Fund is required to maintain collateral in a special custody account at the Fund’s custodian on behalf of BNYM. The BNYM Credit Agreement contains certain covenants that, among other things, may limit the Fund’s ability to pay distributions in certain circumstances, incur additional debt, change its fundamental investment policies and engage in certain transactions, including mergers and consolidations, and require asset coverage ratios in addition to those required by the 1940 Act. In addition, the BNYM Credit Agreement may be subject to early termination under certain conditions and may contain other provisions that could limit the Fund’s ability to utilize borrowing under the agreement. For the year ended December 31, 2025, the Fund incurred commitment fees and interest expense of $296,522 and $10,350,609, respectively, related to the BNYM Credit Agreement. For the year ended December 31, 2025, the average daily loan balance was $208,016,438 and the weighted average interest rate was 4.91%. At December 31, 2025, the Fund had $215,000,000 of borrowings outstanding.

The Fund operates under Rule 18f-4 under the 1940 Act which, among other things, governs the use of derivative investments and certain financing transactions (e.g., reverse repurchase agreements) by registered investment companies. Among other things, Rule 18f-4 requires funds that invest in derivative instruments beyond a specified limited amount to apply a VaR based limit to their use of certain derivative instruments and financing transactions and to adopt and implement a derivatives risk management program. Compliance with Rule 18f-4 by the Fund could, among other things, make derivatives more costly, limit their availability or utility, or otherwise adversely affect their performance. Rule 18f-4 may limit the Fund’s ability to use derivatives as part of its investment strategy. Using derivatives also can have a leveraging effect and increase Fund volatility.

Currently, the Fund has no intention to use leverage through the issuance of notes or debt securities or preferred stock, but circumstances may arise such that the Fund may choose to issue preferred stock. Borrowings (and any preferred stock) will have seniority over Common Stock. Any borrowings and preferred stock (if issued) will leverage your investment in Common Stock. Holders of Common Stock will bear the costs associated with any borrowings, and if the Fund issues preferred stock, Common Stockholders will bear the offering costs of the preferred stock issuance. The Board of Directors may authorize the use of leverage through borrowings and preferred stock without the approval of the Common Stockholders.

Changes in the value of the Fund’s portfolio securities, including costs attributable to borrowings or preferred stock, will be borne entirely by the holders of the Common Stock. If there is a net decrease (or increase) in the value of the Fund’s investment portfolio, the leverage will decrease (or increase) the net asset value per share of Common Stock to a greater extent than if the Fund were not leveraged. During periods when the Fund is using leverage through borrowings or the issuance of preferred stock the fees paid to the Manager, Western Asset, Western Asset Limited and Western Asset Singapore for advisory services will be higher than if the Fund did not use leverage because the fees paid will be calculated on the basis of the Fund’s net assets, which includes the principal amount of the borrowings and any assets attributable to the issuance of preferred stock. This means that the Manager, Western Asset, Western Asset Limited and Western Asset Singapore may have a financial incentive to increase the Fund’s use of leverage.

Under the 1940 Act, the Fund generally is not permitted to issue commercial paper or notes or borrow unless immediately after the borrowing or commercial paper or note issuance the value of the Fund’s total assets less liabilities other than the principal amount represented by commercial paper, notes or borrowings is at least 300% of such principal amount. In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Stock unless, at the time of such declaration, the value of the Fund’s total assets, less liabilities other than the principal amount represented by commercial paper, notes or borrowings, is at least 300% of such principal amount after deducting the amount of such dividend or distribution. If the Fund borrows, the Fund intends, to the extent possible, to prepay all or a portion of the principal amount of any outstanding commercial paper, notes or borrowing to the extent necessary to maintain the required asset coverage. Failure to maintain certain asset coverage requirements could result in an event of default and entitle the debt holders to elect a majority of the Board of Directors.

Utilization of leverage is a speculative investment technique and involves certain risks to the holders of Common Stock. These include the possibility of higher volatility of the net asset value of the common stock and potentially more volatility in the market value of, and distributions on, the common stock. So long as the Fund is able to realize a higher net return on its investment portfolio than the then-current cost of any leverage together with other related expenses, the effect of the leverage will be to cause holders of common stock to realize a higher rate of return than if the Fund were not so leveraged. On the other hand, to the extent that the then-current cost of any leverage, together with other related expenses, approaches the net return on the Fund’s investment portfolio, the benefit of leverage to holders of common stock will be reduced, and if the then-current cost of any leverage together with related expenses were to exceed the net return on the Fund’s portfolio, the Fund’s leveraged capital structure would result in a lower rate of return to holders of common stock than if the Fund were not so leveraged. There can be no assurance that the Fund’s leveraging strategy will be successful.

Under the 1940 Act, the Fund is not permitted to issue preferred stock unless immediately after such issuance the value of the Fund’s asset coverage is at least 200% of the liquidation value of the outstanding preferred stock (i.e., such liquidation value may not exceed 50% of the Fund’s asset coverage less all liabilities other than borrowings).

In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Stock unless, at the time of such declaration, the value of the Fund’s asset coverage less liabilities other than borrowings satisfies the above-referenced 200% coverage requirement. If preferred stock is issued, the Fund intends, to the extent possible, to purchase or redeem preferred stock from time to time to the extent necessary in order to maintain coverage of at least 200%.

If preferred stock is outstanding, two of the Fund’s Directors (the “Directors”) will be elected exclusively by the holders of preferred stock, voting separately as a class. The remaining Directors of the Fund will be elected by holders of Common Stock and preferred stock voting together as a single class. In the unlikely event that the Fund fails to pay dividends on the preferred stock for two years, holders of preferred stock would be entitled to elect a majority of the Directors of the Fund. The failure to pay dividends or make distributions could result in the Fund ceasing to qualify for taxation as a regulated investment company under the Code, which could have a material adverse effect on the value of the Common Stock.

The Fund may be subject to certain restrictions imposed either by guidelines of a lender, if the Fund borrows from a lender, or by one or more rating agencies which may issue ratings for preferred stock or debt securities. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. It is not anticipated that these covenants or guidelines will impede the Manager, Western Asset, Western Asset Limited and Western Asset Singapore from managing the Fund’s portfolio in accordance with the Fund’s investment objectives and policies. In addition to other considerations, to the extent that the Fund believes that the covenants and guidelines required by the rating agencies would impede its ability to meet its investment objectives, or if the Fund is unable to obtain its desired rating on preferred stock or debt securities, the Fund will not issue preferred stock or debt securities.

Effects of Leverage

The Fund may borrow up to an aggregate amount of $325,000,000 under the BNYM Credit Agreement. As of December 31, 2025, the Fund had $215,000,000 of borrowings outstanding.

The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effect of leverage on Common Stock total return, assuming investment portfolio total returns (comprised of income and changes in the value of securities held in the Fund’s portfolio) of -10%, -5%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Fund. See “Risks.”

The table further reflects the issuance of leverage representing [ ]% of the Fund’s net assets, net of expenses, the Fund’s currently projected annual interest on its leverage of [ ]%.

Assumed Portfolio Total Return (Net of Expenses)	-10%	-5%	0%	5%	10%
Common Stock Total Return	([ ]%)	([ ]%)	([ ]%)	[ ]%	[ ]%

Common Stock Total Return is composed of two elements: the Common Stock dividends paid by the Fund (the amount of which is largely determined by the net investment income of the Fund after paying dividends or interest on its leverage) and gains or losses on the value of the securities the Fund owns. As required by SEC rules, the table above assumes that the Fund is more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0% the Fund must assume that the interest it receives on its debt security investments is entirely offset by losses in the value of those investments.

RISKS

The Fund is a diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objectives. The Fund’s performance and the value of its investments will vary in response to changes in interest rates, inflation, the financial condition of a security’s issuer, ratings on a security and other market factors. Your securities at any point in time may be worth less than you invested, even after taking into account the reinvestment of Fund dividends and distributions. Below are the principal risks associated with an investment in the Fund.

Investment Risk and Market Risk

An investment in the Fund is subject to investment risk, including the possible loss of the entire amount that you invest. Your investment in the Common Stock represents an indirect investment in the fixed-income securities and other investments owned by the Fund, most of which could be purchased directly. The value of the Fund’s portfolio securities may move up or down, sometimes rapidly and unpredictably. At any point in time, your Common Stock may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Investments in Emerging Markets Risk

Investors are strongly advised to consider carefully the special risks involved in emerging markets, which are in addition to the usual risks of investing in developed foreign markets around the world.

The risks of investing in securities in emerging countries include: (i) less social, political and economic stability; (ii) the smaller size of the markets for such securities and lower volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies that may restrict the Fund’s investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property; and (vi) military unrest, war and terrorism.

Investors should note that upon the accession to power of authoritarian regimes, the governments of a number of emerging market countries previously expropriated large quantities of real and personal property similar to the property which may be represented by the securities purchased by the Fund. The claims of property owners against those governments were never finally settled. There can be no assurance that any property represented by securities purchased by the Fund will not also be expropriated, nationalized, or otherwise confiscated at some time in the future. If such confiscation were to occur, the Fund could lose a substantial portion or all of its investments in such countries. The Fund’s investments would similarly be adversely affected by exchange control regulation in any of those countries.

Certain countries in which the Fund may invest may have vocal minorities that advocate radical religious or revolutionary philosophies or support ethnic independence. Any disturbance on the part of such individuals could carry the potential for widespread destruction or confiscation of property owned by individuals and entities foreign to such country and could cause the loss of the Fund’s investment in those countries.

Settlement mechanisms in emerging market securities may be less efficient and reliable than in more developed markets. In such emerging securities markets there may be delays and failures in share registration and delivery. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of the Fund to make intended securities purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to the Fund due to subsequent declines in the value of the portfolio security or, if the Fund has entered into a contract to sell the security, in possible liability to the purchaser. There may also be a danger that, because of uncertainties in the operation of settlement systems in individual markets, competing claims may arise in respect of securities held by or to be transferred to the Fund. Furthermore, compensation schemes may be non-existent, limited or inadequate to meet the Fund’s claims in any of these events.

Inflation and rapid fluctuations in inflation rates have had, and may continue to have, very negative effects on the economies and securities markets of certain emerging markets. While some emerging market countries have sought to develop a number of corrective mechanisms to reduce inflation or mitigate its effects, inflation may continue to have significant effects both on emerging market economies and their securities markets. In addition, many of the currencies of emerging market countries have experienced steady devaluations relative to the U.S. dollar and major devaluations have occurred in certain countries. Economies in emerging markets generally are heavily dependent upon international trade and, accordingly, have been and may continue to be affected adversely by economic conditions, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

Because of the high levels of foreign-denominated debt owed by many emerging market countries, fluctuating exchange rates can significantly affect the debt service obligations of those countries. This could, in turn, affect local interest rates, profit margins and exports, which are a major source of foreign exchange earnings.

To the extent an emerging market country faces a liquidity crisis with respect to its foreign exchange reserves, it may increase restrictions on the outflow of any foreign exchange. Repatriation is ultimately dependent on the ability of the Fund to liquidate its investments and convert the local currency proceeds obtained from such liquidation into U.S. dollars. Where this conversion must be done through official channels (usually the central bank or certain authorized commercial banks), the ability to obtain U.S. dollars is dependent on the availability of such U.S. dollars through those channels and, if available, upon the willingness of those channels to allocate those U.S. dollars to the Fund. The Fund’s ability to obtain U.S. dollars may be adversely affected by any increased restrictions imposed on the outflow of foreign exchange. If the Fund is unable to repatriate any amounts due to exchange controls, it may be required to accept an obligation payable at some future date by the central bank or other governmental entity of the jurisdiction involved. If such conversion can legally be done outside official channels, either directly or indirectly, the Fund’s ability to obtain U.S. dollars may not be affected as much by any increased restrictions except to the extent of the price which may be required to be paid in U.S. dollars. Furthermore, repatriation of investment income, capital and the proceeds of sales by foreign investors may require governmental registration and/or approval in some countries.

Many emerging market countries have little experience with the corporate form of business organization and may not have well-developed corporation and business laws or concepts of fiduciary duty in the business context. The Fund may encounter substantial difficulties in obtaining and enforcing judgments against individuals and companies located in certain emerging market countries. It may be difficult or impossible to obtain or enforce legislation or remedies against governments, their agencies and sponsored entities.

Disclosure and regulatory standards in emerging markets in many respects are less stringent than in the United States and other major markets. There also may be a lower level of monitoring and regulation of emerging markets and the activities of investors in such markets; enforcement of existing regulations has been extremely limited.

Trading in the securities of emerging markets presents additional credit and financial risks. The Fund may have limited access to, or there may be a limited number of, potential counterparties that trade in the securities of emerging market issuers. Governmental regulations may restrict potential counterparties to certain financial institutions located or operating in the particular emerging market. Potential counterparties may not possess, adopt or implement creditworthiness standards, financial reporting standards or legal and contractual protections similar to those in developed markets. Currency hedging techniques may not be available or may be limited. The Fund may not be able to reduce or mitigate risks related to trading with emerging market counterparties.

The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for the Fund’s portfolio securities in such markets may not be readily available. Although it might be theoretically possible to hedge for anticipated income and gains, the ongoing and indeterminate nature of the risks associated with emerging market investing (and the costs associated with hedging transactions) makes it very difficult to hedge effectively against such risks.

The Fund may invest in renminbi-denominated bonds issued in China (“RMB Bonds”). RMB Bonds, including government and corporate bonds, are available in the CIBM to eligible foreign investors through the CIBM Direct Access Program. The program is relatively new and laws, rules, regulations, policies and guidelines relating to the program are untested and subject to change.

The CIBM Direct Access Program, established by the People’s Bank of China, allows eligible foreign institutional investors to conduct trading in the CIBM, subject to other rules and regulations as promulgated by Chinese authorities. Eligible foreign institutional investors who wish to invest directly in the CIBM through the CIBM Direct Access Program may do so through an onshore settlement agent, who would be responsible for making the relevant filings and account opening with the relevant authorities. The Fund is therefore subject to the risk of default or errors on the part of such agent.

Investing in the CIBM will also expose the Fund to renminbi currency risks. The ability to hedge renminbi currency risks may be limited. In addition, given the renminbi is subject to exchange control restrictions, the Fund could be adversely affected by delays in converting other currencies into renminbi and vice versa and at times when there are unfavorable market conditions.

Foreign Securities Risk

The risks of investing in securities of non-U.S. issuers or issuers with significant exposure to non-U.S. markets may be related, among other things, to (i) differences in size, liquidity and volatility of, and the degree and manner of regulation of, the securities markets of certain non-U.S. markets compared to the securities markets in the U.S.; (ii) economic, political and social factors; and (iii) foreign exchange matters, such as restrictions on the repatriation of capital, fluctuations in exchange rates between the U.S. dollar and the currencies in which the Fund’s portfolio securities are quoted or denominated, exchange control regulations and costs associated with currency exchange. The political and economic structures in certain foreign countries, particularly emerging markets, are expected to undergo significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries.

Unanticipated political or social developments may affect the values of the Fund’s investments in such countries. The economies and securities and currency markets of many emerging markets have experienced significant disruption and declines. There can be no assurances that these economic and market disruptions will not continue.

Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the U.S. or other foreign countries. Accounting standards in other countries are also not necessarily the same as in the United States. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for the portfolio manager to completely and accurately determine a company’s financial condition. In addition, the U.S. Government has from time to time in the past imposed restrictions, through penalties and otherwise, on foreign investments by U.S. investors such as the Fund. Also, brokerage commissions and other costs of buying or selling securities often are higher in foreign countries than they are in the U.S. This reduces the amount the Fund can earn on its investments.

The Fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight over their operations. Also, the laws of certain countries may put limits on the Fund’s ability to recover its assets if a foreign bank or depository or issuer of a security or any of their agents goes bankrupt. In addition, it is often more expensive for the Fund to buy, sell and hold securities in certain foreign markets than in the U.S. The increased expense of investing in foreign markets reduces the amount the Fund can earn on its investments and typically results in a higher operating expense ratio for the Fund as compared to investment companies that invest only in the United States.

Securities of some foreign companies have lower liquidity, and their prices are more volatile, than securities of comparable domestic companies. Certain foreign countries are known to experience long delays between the trade and settlement dates of securities purchased or sold resulting in increased exposure of the Fund to market and foreign exchange fluctuations brought about by such delays, and to the corresponding negative impact on Fund liquidity.

Foreign Currency Risks

The U.S. dollar value of investments denominated in a foreign currency will vary with changes in currency exchange rates, which can be volatile. Accordingly, changes in the value of the currency in which the Fund’s investments are denominated relative to the U.S. dollar will affect the Fund’s net asset value. Exchange rates are generally affected by the forces of supply and demand in the international currency markets, the relative merits of investing in different countries and the intervention or failure to intervene of U.S. or foreign governments and central banks. However, currency exchange rates may fluctuate based on factors intrinsic to a country’s economy. Some emerging market countries also may have managed currencies, which are not free floating against the U.S. dollar. In addition, emerging markets are subject to the risk of restrictions upon the free conversion of their currencies into other currencies. Any devaluations relative to the U.S. dollar in the currencies in which the Fund’s securities are quoted may reduce the Fund’s net asset value per share.

Foreign Currency Instruments and Hedging Strategies

The Fund may use Currency Instruments in order to seek to hedge against movements in the values of the foreign currencies in which the Fund’s securities are denominated or in order to seek to enhance the Fund’s return or yield. The Fund may also use such investments in order to seek to establish a short position or to obtain exposure to a market that would be more costly or difficult to access with other types of investments, such as bonds or currency. The Fund may also engage in foreign currency transactions on a spot (cash) basis at the rate prevailing in the currency exchange market at the time of the transaction. The Fund may determine not to hedge, and the Fund may be completely unhedged at any point in time. In cases when a particular currency is difficult to hedge or difficult to hedge against the U.S. dollar, the Fund may seek to hedge against price movements in that currency by entering into transactions using Currency Instruments on another currency or a basket of currencies, the value of which the portfolio manager believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the Currency Instrument will not correlate perfectly with movements in the price of the currency subject to the hedging transaction is magnified when this strategy is used.

In addition to the risks found under “Derivatives – Risks of Derivatives Generally,” Currency Instruments are subject to the following risks:

The value of Currency Instruments depends on the value of the underlying foreign currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the Fund’s use of such Currency Instruments, the Fund could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots. There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the U.S. markets for the Currency Instruments until they reopen.

Settlement of hedging transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, the Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

Forward Currency Contracts

The Fund may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another currency at a future date and at a price set by the parties to the forward currency contract. Forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers (such as the Fund).

The Fund may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a foreign currency that the Fund intends to acquire (a long hedge). The Fund may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security, dividend or interest payment denominated in a foreign currency (a short hedge). A “position hedge” is when the Fund owns a security denominated in, for example, euros and to protect against a possible decline in the euro’s value, the Fund enters into a forward currency contract to sell euros in return for U.S. dollars. A “position hedge” tends to offset both positive and negative currency fluctuations but would not offset changes in security values caused by other factors. A “proxy hedge” is when the Fund owns a security denominated in, for example, euros and to protect against a possible decline in the euro’s value, the Fund enters into a forward currency contract to sell a currency expected to perform similarly to the euro in return for U.S. dollars. A “proxy hedge” could offer advantages in terms of cost, yield or efficiency, but generally would not hedge currency exposure as effectively as a position hedge to the extent the proxy currency does not perform similarly to the targeted currency. The Fund could, in fact, lose money on both legs of the hedge, i.e., between the euro and proxy currency, and between the proxy currency and the dollar. The Fund also may use forward currency contracts to attempt to enhance return or yield. The Fund could use forward currency contracts to increase its exposure to foreign currencies that the portfolio manager believes might rise in value relative to the U.S. dollar, or shift its exposure to foreign currency fluctuations from one country to another. For example, if the Fund’s portfolio manager believes that the U.S. dollar will increase in value relative to the euro, the Fund could write a forward contract to buy U.S. dollars in three months at the current price in order to sell those U.S. dollars for a profit if the U.S. dollar does in fact appreciate in value relative to the euro. The cost to the Fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When the Fund enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction.

The precise matching of forward currency contract amounts, and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the forward currency contract has been established. Thus, the Fund may need to purchase or sell foreign currencies in the spot (i.e., cash) market to the extent such foreign currencies are not covered by forward currency contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

Successful use of forward currency contracts depends on the portfolio manager’s skill in analyzing and predicting currency values, among other factors. Forward currency contracts may substantially change the Fund’s exposure to changes in currency exchange rates and could result in losses to the Fund if currencies do not perform as the portfolio manager anticipates. There is no assurance that the portfolio manager’s use of forward currency contracts will be advantageous to the Fund or that the portfolio manager will hedge at an appropriate time.

The consummation of a deliverable foreign exchange forward requires the actual exchange of the principal amounts of the two currencies in the contract (i.e., settlement on a physical basis). Forward currency contracts in which the Fund may engage also include non-deliverable forwards (“NDFs”). NDFs are cash-settled, short-term forward contracts on foreign currencies (each a “Reference Currency”) that are non-convertible and that may be thinly traded or illiquid. NDFs involve an obligation to pay an amount equal to the difference between the prevailing market exchange rate for the Reference Currency and the agreed upon exchange rate, with respect to an agreed notional amount. NDFs are subject to many of the risks associated with derivatives in general and forward currency transactions, including risks associated with fluctuations in foreign currency and the risk that the counterparty will fail to fulfill its obligations.

Under the Dodd-Frank Act, NDFs are classified as “swaps” and are therefore subject to the full panoply of CFTC swap regulations under the Dodd-Frank Act. Although NDFs have historically been traded OTC, in the future, pursuant to the Dodd-Frank Act, they may be subject to mandatory clearing. For more information on central clearing and trading of cleared swaps, see “Swaps” below. Non-centrally-cleared NDFs are subject to mandatory minimum margin requirements for uncleared swaps. Deliverable foreign exchange forwards that solely involve the exchange of two different currencies on a specific future date at a fixed rate agreed upon by the parties are not considered “swaps” and accordingly are not subject to many of the regulations that apply to NDFs.

Eurodollar or Yankee Obligations

Eurodollar bank obligations are U.S. dollar denominated debt obligations issued outside the U.S. capital markets by non-U.S. branches of U.S. banks and by non-U.S. banks. Yankee obligations are U.S. dollar denominated obligations issued in the U.S. capital markets by non-U.S. issuers. Eurodollar (and to a limited extent, Yankee) obligations are subject to certain sovereign risks. One such risk is the possibility that a non-U.S. government might prevent U.S. dollar denominated funds from flowing across its borders. Other risks include: adverse political and economic developments in a non-U.S. country; the extent and quality of government regulation of financial markets and institutions; the imposition of non-U.S. withholding taxes; and expropriation or nationalization of non-U.S. issuers.

Securities Risk

The Fund invests in non-U.S. government, or sovereign, debt securities. Non-U.S. government, or sovereign, debt securities involve many of the risks of foreign and emerging markets investments as well as the risk of debt moratorium, repudiation or renegotiation, and the Fund may be unable to enforce its rights against the issuers. Sovereign debt risk is increased for emerging market issuers.

Currency Devaluations and Fluctuations

The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls and speculation. The Fund may be unable or may choose not to hedge its foreign currency exposure.

Financial Information and Standards

Issuers in emerging market countries generally are subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. issuers. In particular, the assets and profits appearing on the financial statements of an emerging market country issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statements been prepared in accordance with U.S. generally accepted accounting principles. In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules may require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer’s balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets. Substantially less information may be publicly available about issuers in emerging market countries than is available about U.S. issuers.

Economic and Political Risks

The economies of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.

With respect to any emerging market country, there is the possibility of nationalization, expropriation or confiscatory taxation, political changes, governmental regulation, social instability or diplomatic developments (including war) which could affect adversely the economies of such countries or the value of the Fund’s investments in those countries.

Investment Controls; Repatriation

Foreign investment in certain emerging market issuers is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in certain emerging market issuers and increase the costs and expenses of the Fund. Certain emerging market countries require governmental approval prior to investments by foreign persons in a particular issuer, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors. Certain emerging market countries may also restrict investment opportunities in issuers in industries deemed important to national interests.

Emerging market countries may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market country’s balance of payments, the country could impose temporary restrictions on foreign capital remittances. The Fund could be adversely affected by delays in, or a refusal to grant, any restrictions on investments. Investing in local markets in emerging market countries may require the Fund to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the Fund.

Market Illiquidity

No established secondary markets may exist for many of the emerging market issuer securities in which the Fund may invest. Markets may become illiquid quickly. Reduced secondary market liquidity may have an adverse effect on market price and the Fund’s ability to dispose of particular instruments when necessary to meet its liquidity requirements or in response to specific economic events such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain emerging market issuer securities may also make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing its portfolio and calculating its net asset value. Market quotations are generally available on many emerging market issuer securities only from a limited number of dealers and may not necessarily represent firm bids of those dealers or prices for actual sales.

Fixed-Income Securities Risk

In addition to the risks described elsewhere in this section with respect to valuations and liquidity, fixed-income securities, including high-yield securities, are also subject to certain risks, including:

Issuer Risk. The value of fixed-income securities may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.

Default Risk. Investments in fixed-income securities are subject to the risk that the issuer of the security could default on its obligations, causing a fund to sustain losses on those investments. A default could impact both interest and principal payments. High-yield fixed-income securities (commonly known as “junk bonds”) are considered speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations. This means that, compared to issuers of higher rated securities, issuers of medium and lower rated securities are less likely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions and/or may be in default or not current in the payment of interest or principal.

The market values of medium and lower rated securities tend to be more sensitive to company-specific developments and changes in economic conditions than higher rated securities. The companies that issue these securities often are highly leveraged, and their ability to service their debt obligations during an economic downturn or periods of rising interest rates may be impaired. In addition, these companies may not have access to more traditional methods of financing, and may be unable to repay debt at maturity by refinancing. The risk of loss due to default in payment of interest or principal by these issuers is significantly greater than with higher rated securities because medium and lower rated securities generally are unsecured and subordinated to senior debt.

Default, or the market’s perception that an issuer is likely to default, could reduce the value and liquidity of securities held by the Fund, thereby reducing the value of your investment in the Common Stock. In addition, default may cause the Fund to incur expenses in seeking recovery of principal or interest on its portfolio holdings.

Interest Rate Risk. The market price of the Fund’s investments will change in response to changes in interest rates and other factors. During periods of declining interest rates, the market price of fixed-income securities generally rises. Conversely, during periods of rising interest rates, the market price of such securities generally declines. The magnitude of these fluctuations in the market price of fixed-income securities is generally greater for securities with longer maturities. Fluctuations in the market price of the Fund’s securities will not affect interest income derived from securities already owned by the Fund, but will be reflected in the Fund’s net asset value. The Fund may utilize certain strategies, including investments in structured notes or interest rate swap or cap transactions, for the purpose of reducing the interest rate sensitivity of the portfolio and decreasing the Fund’s exposure to interest rate risk, although there is no assurance that it will do so or that such strategies will be successful.

Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Inverse floating rate securities may decrease in value if interest rates increase. Inverse floating rate securities may also exhibit greater price volatility than a fixed rate obligation with similar credit quality. When the Fund holds variable or floating rate securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the net asset value of the Fund’s shares.

In a rising interest rate environment, there is a risk that the Fund’s floating rate securities will be unable to pay escalating interest amounts, which could result in a default. Rising interest rates could also cause a shift to cash from other productive uses to the payment of interest, which may have a material adverse effect on operations and could, over time, lead to increased defaults on our investments in such securities. In addition, increasing payment obligations under floating rate obligations may cause borrowers to refinance or otherwise repay our obligations earlier than they otherwise would, requiring us to incur management time and expense to re-deploy such proceeds, including on terms that may not be as favorable as our existing obligation. In addition, rising interest rates may increase pressure on the Fund to invest in fixed rate securities, which could adversely affect our performance.

Fluctuations in the market price of the Fund’s securities will not affect interest income derived from securities already owned by the Fund, but will be reflected in the Fund’s net asset value. The Fund may utilize certain strategies, including investments in structured notes or interest rate swap or cap transactions, for the purpose of reducing the interest rate sensitivity of the portfolio and decreasing the Fund’s exposure to interest rate risk, although there is no assurance that it will do so or that such strategies will be successful.

Prepayment Risk. During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest the proceeds from such prepayment in lower yielding securities, which may result in a decline in the Fund’s income and distributions to Common Stockholders. This is known as prepayment or “call” risk. Debt securities frequently have call features that allow the issuer to redeem the security at dates prior to its stated maturity at a specified price (typically greater than par) only if certain prescribed conditions are met. An issuer may choose to redeem a debt security if, for example, the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer.

Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below the portfolio’s current earnings rate. A decline in income could affect the Fund’s Common Stock price or its overall return.

Credit Risk. If an issuer or guarantor of a security held by the Fund or a counterparty to a financial contract with the Fund defaults or its credit is downgraded, or is perceived to be less creditworthy, or if the value of the assets underlying a security declines, the value of your investment will typically decline. Changes in actual or perceived creditworthiness may occur quickly. The Fund could be delayed or hindered in its enforcement of rights against an issuer, guarantor or counterparty. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.

Liquidity Risk

The Fund may invest in illiquid securities. Illiquid securities are securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities. Liquidity risk exists when particular investments are difficult to sell. Securities may become illiquid after purchase by the Fund, particularly during periods of market turmoil. When the Fund holds illiquid investments, the portfolio may be harder to value, especially in changing markets, and if the Fund is forced to sell these investments in order to segregate assets or for other cash needs, the Fund may suffer a loss.

Duration Risk

The duration of a fixed-income security is a measure of the portfolio’s sensitivity to changes in interest rates. Prices of fixed-income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities. Holding long duration investments may expose the Fund to certain magnified risks. These include interest rate risk, credit risk and liquidity risk, as discussed above.

Management Risk

The Fund is subject to management risk because it is an actively managed investment portfolio. The Manager and each individual portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

Rated and Unrated Securities

At any one time, substantially all of the Fund’s managed assets may be invested in instruments that are low rated or unrated. Debt securities of emerging market issuers may be considered to have a credit quality rated below investment grade by internationally recognized credit rating organizations such as Moody’s and S&P. Non-investment grade securities (that is, rated Ba1 or lower by Moody’s or BB+ or lower by S&P) are commonly referred to as “junk bonds” and are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse conditions. Some of the emerging market issuer securities held by the Fund, which may not be paying interest currently or may be in payment default, may be comparable to securities rated as low as C by Moody’s or CCC or lower by S&P. These securities are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default, to be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions and/or to be in default or not current in the payment of interest or principal.

Low rated and unrated debt instruments generally offer a higher current yield than that available from higher grade issues, but typically involve greater risk. Low rated and unrated securities are especially subject to adverse changes in general economic conditions, to changes in the financial condition of their issuers and to price fluctuation in response to changes in interest rates. During periods of economic downturn or rising interest rates, issuers of low rated and unrated instruments may experience financial stress that could adversely affect their ability to make payments of principal and interest and increase the possibility of default. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of low rated and unrated securities especially in a market characterized by a low volume of trading.

Below Investment Grade Securities (High-Yield) Risk

The Fund may invest in high-yield debt securities. High yield debt securities are generally subject to greater credit risks than higher-grade debt securities, including the risk of default on the payment of interest or principal. High yield debt securities are considered speculative, typically have lower liquidity and are more difficult to value than higher grade bonds. High yield debt securities tend to be volatile and more susceptible to adverse events, credit downgrades and negative sentiments and may be difficult to sell at a desired price, or at all, during periods of uncertainty or market turmoil.

Investment in Loans Risk

Investments in loans are generally subject to the same risks as investments in other types of debt obligations, including, among others, credit risk and interest rate risk, which are discussed above, and prepayment risk and extension risk, which are discussed below. In addition, in many cases loans are subject to the risks associated with below-investment grade securities. This means loans are often subject to significant credit risks, including a greater possibility that the borrower will be adversely affected by changes in market or economic conditions and may default or enter bankruptcy. This risk of default will increase in the event of an economic downturn or a substantial increase in interest rates (which will increase the cost of the borrower’s debt service). Transactions in loans may settle on a delayed basis. As a result, the proceeds from the sale of a loan may not be available to make additional investments. The Fund considers “junior loans” to be loans that have a junior position in an issuer’s capital structure. Because junior loans are unsecured and subordinated and thus lower in priority of payment to senior loans, they are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. There are no limitations on the Fund’s investments in junior loans. Bank loans may not be considered securities and therefore, the Fund may not have the protections afforded by U.S. federal securities laws with respect to such investments.

Smaller Company Risk

The general risks associated with income-producing securities are particularly pronounced for securities issued by companies with smaller market capitalizations. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. As a result, they may be subject to greater levels of credit, market and issuer risk. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more sharply than other securities. Companies with medium-sized market capitalizations may have risks similar to those of smaller companies.

U.S. Government Debt Securities Risk

Although the U.S. government guarantees principal and interest payments on securities issued by the U.S. government and some of its agencies, such as securities issued by the Government National Mortgage Association, this guarantee does not apply to losses resulting from declines in the market value of these securities.

Derivatives Risk

The Fund may utilize a variety of derivative instruments such as options, floors, caps and collars, futures contracts, forward contracts, options on futures contracts and indexed securities. Using derivatives can increase Fund losses and reduce opportunities for gains when market prices, interest rates, currencies, or the derivatives themselves behave in a way not anticipated by the Fund. Using derivatives also can have a leveraging effect and increase Fund volatility. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivatives may not be available at the time or price desired, may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the Fund. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. The value of a derivative may fluctuate more than the underlying assets, rates, indices or other indicators to which it relates. Use of derivatives may have different tax consequences for the Fund than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to Common Stockholders. The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance or disrupt markets.

Credit default swap contracts involve heightened risks and may result in losses to the Fund. Credit default swaps may be illiquid and difficult to value. When the Fund sells credit protection via a credit default swap, credit risk increases since the Fund has exposure to both the issuer whose credit is the subject of the swap and the counterparty to the swap.

The Fund operates under Rule 18f-4 under the 1940 Act which, among other things, governs the use of derivative investments and certain financing transactions (e.g., reverse repurchase agreements) by registered investment companies. Among other things, Rule 18f-4 requires funds that invest in derivative instruments beyond a specified limited amount to apply a VaR based limit to their use of certain derivative instruments and financing transactions and to adopt and implement a derivatives risk management program. Compliance with Rule 18f-4 by the Fund could, among other things, make derivatives more costly, limit their availability or utility, or otherwise adversely affect their performance. Rule 18f-4 may limit the Fund’s ability to use derivatives as part of its investment strategy.

Preferred Securities and Related Risks

There are two basic types of preferred securities: traditional and hybrid-preferred securities. Traditional preferred securities consist of preferred stock issued by an entity taxable as a corporation. Preferred stocks, which may offer fixed or floating rate dividends, are perpetual instruments and considered equity securities. Preferred stocks are subordinated to debt instruments in a company’s capital structure, in terms of priority to corporate income and claim to corporate assets, and therefore will be subject to greater credit risk than debt instruments. Alternatively, hybrid-preferred securities may be issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated trust or partnership of the corporation, generally in the form of preferred interests in subordinated debentures or similarly structured securities. The hybrid-preferred securities market consists of both fixed and adjustable coupon rate securities that are either perpetual in nature or have stated maturity dates.

Traditional preferred securities pay fixed or floating dividends to investors and have “preference” over common stock in the payment of dividends and the liquidation of a company’s assets. This means that a company must pay dividends on preferred stock before paying any dividends on its common stock. In order to be payable, distributions on such preferred securities must be declared by the issuer’s board of trustees. Income payments on preferred securities may be cumulative, causing dividends and distributions to accumulate even if not declared by the board of trustees or otherwise made payable. In such a case, all accumulated dividends must be paid before any dividend on the common stock can be paid. However, many traditional preferred stocks are non-cumulative, in which case dividends do not accumulate and need not ever be paid. There is no assurance that dividends or distributions on the traditional preferred securities in which the Fund invests will be declared or otherwise made payable. Preferred securities may also contain provisions under which payments must be stopped (i.e., stoppage is compulsory, not discretionary). The conditions under which this occurs may relate to, for instance, capitalization levels. Hence, if a company incurs significant losses that deplete retained earnings automatic payment stoppage could occur. In some cases the terms of the preferred securities provide that the issuer would be obligated to attempt to issue common stock to raise funds for the purpose of making the preferred payments. However, there is no guarantee that the issuer would be successful in placing common stock.

Preferred stockholders usually have no right to vote for corporate trustees or on other matters. Shares of traditional preferred securities have a liquidation preference that generally equals the original purchase price at the date of issuance. The market value of preferred securities may be affected by, among other factors, favorable and unfavorable changes impacting the issuer or industries in which they operate, movements in interest rates and inflation, and the broader economic and credit environments, and by actual and anticipated changes in tax laws, such as changes in corporate and individual income tax rates. Because the claim on an issuer’s earnings represented by traditional preferred securities may become onerous when interest rates fall below the rate payable on such securities, the issuer may redeem the securities. Thus, in declining interest rate environments in particular, the Fund’s holdings of higher rate-paying fixed rate preferred securities may be reduced, and the Fund may be unable to acquire securities of comparable credit quality paying comparable rates with the redemption proceeds.

Hybrid-preferred securities are typically junior and fully subordinated liabilities of an issuer or the beneficiary of a guarantee that is junior and fully subordinated to the other liabilities of the guarantor. In addition, hybrid-preferred securities typically permit an issuer to defer the payment of income for eighteen months or more without triggering an event of default. Generally, the maximum deferral period is five years. Because of their subordinated position in the capital structure of an issuer, the ability to defer payments for extended periods of time without default consequences to the issuer, and certain other features (such as restrictions on common dividend payments by the issuer or ultimate guarantor when full cumulative payments on the hybrid preferred securities have not been made), these hybrid-preferred securities are often treated as close substitutes for traditional preferred securities, both by issuers and investors. Hybrid-preferred securities have many of the key characteristics of equity due to their subordinated position in an issuer’s capital structure and because their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows. Hybrid-preferred securities include, but are not limited to, trust preferred securities (TRUPS®); enhanced trust preferred securities (Enhanced TRUPS®); trust-originated preferred securities (TOPrS®); monthly-income preferred securities (MIPS®); quarterly-income bond securities (QUIBS®); quarterly-income debt securities (QUIDS®); quarterly-income preferred securities (QUIPSSM); corporate trust securities (CorTS®); public income notes (PINES®); and other hybrid-preferred securities. Hybrid-preferred securities are typically issued with a final maturity date. In certain instances, a final maturity date may be extended and/or the final payment of principal may be deferred at the issuer’s option for a specified time without default. No redemption can typically take place unless all cumulative payment obligations have been met, although issuers may be able to engage in open-market repurchases without regard to whether all payments have been paid.

Many hybrid-preferred securities are issued by trusts or other special purpose entities established by operating companies and are not a direct obligation of an operating company. At the time the trust or special purpose entity sells such preferred securities to investors, it purchases debt of the operating company (with terms comparable to those of the trust or special purpose entity securities), and the operating company deducts for tax purposes the interest paid on the debt held by the trust or special purpose entity. The trust or special purpose entity is generally required to be treated as transparent for U.S. federal income tax purposes such that the holders of the trust preferred securities are treated as owning beneficial interests in the underlying debt of the operating company. Accordingly, payments on the hybrid-preferred securities are generally treated as interest rather than dividends for U.S. federal income tax purposes and, as such, are not eligible for the dividends received deduction for corporate taxpayers or the reduced rates of tax that apply to qualified dividend income for non-corporate taxpayers. The trust or special purpose entity in turn is a holder of the operating company’s debt and has priority with respect to the operating company’s earnings and profits over the operating company’s common stockholders, but is typically subordinated to other classes of the operating company’s debt. Typically a preferred security has a credit rating that is lower than that of its corresponding operating company’s senior debt securities.

Within the category of hybrid-preferred securities are senior debt instruments that trade in the broader preferred securities market. These debt instruments, which are sources of long-term capital for the issuers, have structural features similar to other preferred securities such as maturities ranging from 30 years to perpetuity, call features, quarterly payments, exchange listings and the inclusion of accrued interest in the trading price. Preferred securities may be subject to changes in regulations and there can be no assurance that the current regulatory treatment of preferred securities will continue.

Convertible securities are fixed income securities (usually debt or preferred stock) that may be converted or exchanged for a prescribed amount of common shares or other equity securities of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion or exchange, convertible securities ordinarily provide a stream of income with generally higher yields than those of common shares of the same or similar issuers, but lower than the yield of nonconvertible debt. However, there can be no assurance of current income because the issuers of the convertible securities may default on their obligations. Convertible securities are usually subordinated to comparable nonconvertible debt or preferred stock, but rank senior to common shares in a corporation’s capital structure.

The value of a convertible security is generally related to (1) its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege and/or (2) its worth, at market value, if converted or exchanged into the underlying common shares. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument, which may be less than the ultimate conversion or exchange value.

Convertible securities are subject both to the stock market risk associated with equity securities and to the credit and interest rate risks associated with fixed income securities. As the market price of the equity security underlying a convertible security falls, the convertible security tends to trade on the basis of its yield and other fixed income characteristics. As the market price of such equity security rises, the convertible security tends to trade on the basis of its equity conversion features. Investments in convertible securities generally entail less risk than investments in common shares of the same issuer.

Interest Rate Transactions Risk

The Fund may enter into a swap or cap transaction to attempt to protect itself from increasing interest expenses on borrowings resulting from increasing short-term interest rates or dividend expenses on any preferred stock. A decline in interest rates may result in a decline in net amounts receivable by the Fund from the counterparty under the swap or cap (or an increase in the net amounts payable by the Fund to the counterparty under the swap), which may result in a decline in the net asset value of the Fund.

Valuation Risk

The sales price the Fund could receive for any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology. These differences may increase significantly and affect Fund investments more broadly during periods of market volatility. The Fund’s ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third-party service providers. The valuation of the Fund’s investments involves subjective judgment.

Risks of Warrants and Rights

Warrants and rights are subject to the same market risks as stocks, but may be more volatile in price. Warrants and rights do not carry the right to dividends or voting rights with respect to their underlying securities, and they do not represent any rights in the assets of the issuer. An investment in warrants or rights may be considered speculative. In addition, the value of a warrant or right does not necessarily change with the value of the underlying security and a warrant or right ceases to have value if it is not exercised prior to its expiration date. The purchase of warrants or rights involves the risk that the Fund could lose the purchase value of a warrant or right if the right to subscribe to additional shares is not exercised prior to the warrants’ or rights’ expiration. Also, the purchase of warrants and rights involves the risk that the effective price paid for the warrant or right added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the price of the underlying security.

Inflation/Deflation Risk

Inflation risk is the risk that the value of certain assets or income from the Fund’s investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s Common Stock and distributions on the Fund’s Common Stock can decline. Deflation risk is the risk that prices throughout the economy decline over time—the opposite of inflation. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer defaults more likely, which may result in a decline in the value of the Fund’s portfolio.

When-Issued and Delayed-Delivery Transactions Risk

The Fund may purchase fixed-income securities on a when-issued basis, and may purchase or sell those securities for delayed delivery. When-issued and delayed-delivery transactions occur when securities are purchased or sold by the Fund with payment and delivery taking place in the future to secure an advantageous yield or price. Securities purchased on a when-issued or delayed-delivery basis may expose the Fund to counterparty risk of default as well as the risk that securities may experience fluctuations in value prior to their actual delivery. The Fund will not accrue income with respect to a when-issued or delayed-delivery security prior to its stated delivery date. Purchasing securities on a when-issued or delayed-delivery basis can involve the additional risk that the price or yield available in the market when the delivery takes place may not be as favorable as that obtained in the transaction itself.

Market Events Risk

The market values of securities or other assets will fluctuate, sometimes sharply and unpredictably, due to factors such as economic events, governmental actions or intervention, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by trade disputes, labor strikes or other factors, political developments, armed conflicts, economic sanctions and countermeasures in response to sanctions, major cybersecurity events, the global and domestic effects of widespread or local health, weather or climate events, and other factors that may or may not be related to the issuer of the security or other asset. Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, wars, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries or markets directly affected, the value and liquidity of the Fund’s investments may be negatively affected. Ongoing armed conflicts in Europe and the Middle East have caused and could continue to cause significant market disruptions and volatility. The hostilities and sanctions resulting from those hostilities have and could continue to have a significant impact on certain fund investments as well as fund performance and liquidity. For example, following Russia’s invasion of Ukraine in 2022, Russian stocks lost all, or nearly all, of their market value. Further, recent escalations of conflict in the Middle East could lead to disruptions in local, regional, national and global markets and economies for an unknown period of time. The United States and other countries are periodically involved in disputes over trade and other matters, which may result in tariffs, investment restrictions and adverse impacts on affected companies and securities. For example, the United States has recently enacted and proposed to enact significant new tariffs and President Trump has directed various federal agencies to further evaluate key aspects of U.S. trade policy, which could potentially lead to significant changes to current policies, treaties and tariffs. There continues to exist significant uncertainty about the future relationship between the U.S. and other countries with respect to such trade policies, treaties and tariffs. These developments, or the perception that any of them could occur, may have a material adverse effect on global economic conditions and the stability of global financial markets, and may significantly reduce global trade and, in particular, trade between the impacted nations and the U.S.

Raising the ceiling on U.S. government debt has become increasingly politicized. Any failure to increase the total amount that the U.S. government is authorized to borrow could lead to a default on U.S. government obligations, with unpredictable consequences for economies and markets in the U.S. and elsewhere. Recently, inflation and interest rates have increased and may rise further. These circumstances could adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

The United States and other countries are periodically involved in disputes over trade and other matters, which may result in tariffs, investment restrictions and adverse impacts on affected companies and securities. For example, the United States has imposed tariffs and other trade barriers on Chinese exports, has restricted sales of certain categories of goods to China, and has established barriers to investments in China. Trade disputes may adversely affect the economies of the United States and its trading partners, as well as companies directly or indirectly affected and financial markets generally. The United States government has prohibited U.S. persons from investing in Chinese companies designated as related to the Chinese military. These and possible future restrictions could limit the Fund’s opportunities for investment and require the sale of securities at a loss or make them illiquid. Moreover, the Chinese government is involved in a longstanding dispute with Taiwan that has included threats of invasion. If the political climate between the United States and China does not improve or continues to deteriorate, if China were to attempt unification of Taiwan by force, or if other geopolitical conflicts develop or get worse, economies, markets and individual securities may be severely affected both regionally and globally, and the value of the Fund’s assets may go down.

Europe – Recent Events.

A number of countries in Europe have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within and outside of Europe. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences.

Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world.

In addition, the United Kingdom formally left the European Union on January 31, 2020 (commonly known as “Brexit”), subject to a transition period that ended on December 31, 2020. Following the transition period, the UK and the European Union entered into a trade and cooperation agreement to govern the future relationship between the parties, which was provisionally applied as of January 1, 2021 and entered into force on May 1, 2021 following ratification by the European Union. Since Brexit, global financial markets have experienced significant volatility due to the uncertainty around Brexit. There will likely continue to be considerable uncertainty as to the longer-term economic, legal, political and social framework to be put in place between the United Kingdom and the European Union, in particular as to the arrangements which will apply to its relationships with the European Union and with other countries. This process and/or the uncertainty associated with it may adversely affect the return on investments economically tied to the United Kingdom. Moreover, other countries may seek to withdraw from the European Union and/or abandon the euro, the common currency of the European Union. A number of countries in Europe have suffered terror attacks, and additional attacks may occur in the future. Ukraine has experienced ongoing military conflict; this conflict may expand and military attacks could occur elsewhere in Europe. Europe has also been struggling with mass migration from the Middle East and Africa.

The ultimate effects of these events and other socio-political or geopolitical issues are not known but could profoundly affect global economies and markets. Whether or not the Fund invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the Fund’s investments.

Legislative and Regulatory Risk

Prices for high-yield securities may be affected by legislative and regulatory developments which could adversely affect the Fund’s net asset value and investment practices, the secondary market for high-yield securities, the financial condition of issuers of these securities and the value of outstanding high-yield securities. These risks generally are higher than issuers in emerging market countries.

Credit Crisis Liquidity and Volatility Risk

The markets for credit instruments, including fixed-income securities, have experienced periods of extreme illiquidity and volatility. General market uncertainty and consequent repricing risk have led to market imbalances of sellers and buyers, which in turn have also resulted in significant valuation uncertainties in a variety of debt securities, including certain fixed-income securities. These conditions resulted, and in many cases continue to result in greater volatility, less liquidity, widening credit spreads and a lack of price transparency, with many debt securities remaining illiquid and of uncertain value. During times of reduced market liquidity, the Fund may not be able to sell securities readily at prices reflecting the values at which the securities are carried on the Fund’s books. Sales of large blocks of securities by market participants, such as the Fund, that are seeking liquidity can further reduce security prices in an illiquid market. These market conditions may make valuation of some of the Fund’s securities uncertain and/or result in sudden and significant valuation increases or decreases in its holdings. Illiquidity and volatility in the credit markets may directly and adversely affect the setting of dividend rates on the Common Stock.

Portfolio Turnover Risk

Changes to the investments of the Fund may be made regardless of the length of time particular investments have been held. A high portfolio turnover rate may result in increased transaction costs for the Fund in the form of increased dealer spreads and other transactional costs, which may have an adverse impact on the Fund’s performance. In addition, high portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to Common Stockholders, will be taxable as ordinary income. A high portfolio turnover may increase the Fund’s current and accumulated earnings and profits, resulting in a greater portion of the Fund’s distributions being treated as a dividend to the Fund’s Common Stockholders. The portfolio turnover rate of the Fund will vary from year to year, as well as within a given year.

Temporary Defensive Strategies Risk

When Western Asset anticipates unusual market or other conditions, the Fund may temporarily depart from its principal investment strategies as a defensive measure and invest all or a portion of its assets in obligations of the U.S. government, its agencies or instrumentalities; other investment grade debt securities; investment grade commercial paper; certificates of deposit and bankers’ acceptances; repurchase agreements with respect to any of the foregoing investments or any other fixed-income securities that Western Asset considers consistent with this strategy. To the extent that the Fund invests defensively, it may not achieve its investment objectives.

Equity Securities Risk

The Fund may invest up to 20% of its managed assets in all types of equity securities. The stock markets are volatile and the market prices of the Fund’s equity securities may decline generally. Equity securities may have greater price volatility than other asset classes, such as fixed income securities, and may fluctuate in price based on actual or perceived changes in a company’s financial condition and overall market and economic conditions and perceptions. If the market prices of the equity securities owned by the Fund fall, the value of your investment in the Fund will decline. If the Fund holds equity securities in a company that becomes insolvent, the Fund’s interests in the company will be subordinated to the interests of debtholders and general creditors of the company, and the Fund may lose its entire investment.

Market Price Discount from Net Asset Value Risk

Shares of closed-end investment companies frequently trade at a discount from their net asset value. This risk is separate and distinct from the risk that the Fund’s net asset value could decrease as a result of its investment activities and may be a greater risk to investors expecting to sell their Common Stock in a relatively short period. Whether investors will realize gains or losses upon the sale of Common Stock will depend not upon the Fund’s net asset value but upon whether the market price of Common Stock at the time of sale is above or below the investor’s purchase price for Common Stock. Because the market price of Common Stock will be determined by factors such as relative supply of and demand for Common Stock in the market, general market and economic conditions and other factors beyond the control of the Fund, the Fund cannot predict whether the Common Stock will trade at, above or below net asset value. The Common Stock is designed primarily for long-term investors and you should not view the Fund as a vehicle for trading purposes.

Anti-Takeover Provisions Risk

The Charter and Bylaws include provisions that are designed to limit the ability of other entities or persons to acquire control of the Fund for short-term objectives, including by converting the Fund to open-end status or changing the composition of the Board, that may be detrimental to the Fund’s ability to achieve its primary investment objective of seeking high current income. The Bylaws also contain a provision providing that the Fund is subject to the provisions of the Maryland Control Share Acquisition Act (“MCSAA”). There can be no assurance, however, that such provisions will be sufficient to deter professional arbitrageurs that seek to cause the Fund to take actions that may not be consistent with its investment objective or aligned with the interests of long-term Common Stockholders, such as liquidating debt investments prior to maturity, triggering taxable events for Common Stockholders and decreasing the size of the Fund. Such provisions may limit the ability of Common Stockholders to sell their Common Stock at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund.

In determining to opt in to the MCSAA, the Board of Directors considered its fiduciary obligations to the Fund. In particular, the Board of Directors considered whether the interests of a short-term professional investor seeking to arbitrage the Fund’s market price would be consistent with the interests of Common Stockholders that invested in the Fund due to its investment objective of seeking high current income. In order to seek to allow the Fund to achieve its investment objective for those long-term Common Stockholders, the Board of Directors determined that it would be in the best interests of the Fund to opt in to the MCSAA. In making this decision, the Board of Directors considered a decision in the U.S. District Court for the District of Maryland, which had the effect of allowing a closed-end fund organized in Maryland to remain opted in to the MCSAA notwithstanding a counterclaim alleging that the fund’s decision to opt in to the MCSAA violated Section 18(i) of the 1940 Act. A decision by the U.S. District Court for the Southern District of New York, however, held that certain funds that opted into the MCSAA violated Section 18(i) of the 1940 Act and that shareholders could sue to void these opt-ins under Section 47(b) of the 1940 Act. The decision has been affirmed by the U.S. Court of Appeals for the Second Circuit. These decisions are incompatible with the prior decision in Maryland federal court that allowed a registered closed-end fund organized as a Maryland corporation to remain opted into the MCSAA, resulting in a circuit split on the issue. There is a risk that a court could follow the reasoning of the New York federal court, as opposed to the decision of the Maryland federal court, when determining whether a closed-end fund organized in Maryland can opt in to the MCSAA. Additionally, on December 10, 2025, the United States Supreme Court heard oral arguments related to whether Section 47(b) of the 1940 Act creates a private right of action to seek rescission of the performance of allegedly unlawful fund contracts. The United States Supreme Court has not yet heard a case as it relates to the Section 18(i) analysis.

Potential Conflicts of Interest Risk

The Manager, Western Asset, Western Asset Limited, Western Asset Singapore and the Fund’s investment professionals have interests which may conflict with the interests of the Fund. In particular, the Manager, Western Asset, Western Asset Limited and Western Asset Singapore also manage other closed-end funds listed on the NYSE that have investment objectives and investment strategies that are substantially similar to the Fund. Further, the Manager, Western Asset, Western Asset Limited and Western Asset Singapore may at some time in the future manage and/or advise other investment funds or accounts with the same investment objective and strategies as the Fund. As a result, the Manager, Western Asset, Western Asset Limited, Western Asset Singapore and the Fund’s investment professionals may devote unequal time and attention to the management of the Fund and those other funds and accounts, and may not be able to formulate as complete a strategy or identify equally attractive investment opportunities as might be the case if they were to devote substantially more attention to the management of the Fund. The Manager, Western Asset, Western Asset Limited, Western Asset Singapore and the Fund’s investment professionals may identify a limited investment opportunity that may be suitable for multiple funds and accounts, and the opportunity may be allocated among these several funds and accounts, which may limit the Fund’s ability to take full advantage of the investment opportunity. Additionally, transaction orders may be aggregated for multiple accounts for purpose of execution, which may cause the price or brokerage costs to be less favorable to the Fund than if similar transactions were not being executed concurrently for other accounts. At times, an investment professional may determine that an investment opportunity may be appropriate for only some accounts for which he or she exercises investment responsibility, or may decide that certain accounts should take differing positions with respect to a particular security. In these cases, the investment professional may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and accounts. For example, an investment professional may determine that it would be in the interest of another account to sell a security that the Fund holds, potentially resulting in a decrease in the market value of the security held by the Fund.

Tax Risks

To qualify for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies, among other things, the Fund must derive in each taxable year at least 90% of its gross income from certain prescribed sources and satisfy certain distribution and asset diversification requirements. If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for distributions to Common Stockholders, and such distributions would be taxable as ordinary dividends to the extent of the Fund’s current or accumulated earnings and profits.

Risk of Taxable Income in Excess of Economic Income. The Fund may acquire debt instruments in the secondary market for less than their stated redemption price at maturity (or, in the case of a debt instrument issued with original issue discount, its revised issue price). The discount at which such debt instruments are acquired may reflect doubts about their ultimate collectability rather than current market interest rates. The amount of such discount will nevertheless generally be treated as “market discount” for U.S. federal income tax purposes, unless it is less than a statutory de minimis amount. Market discount on a debt instrument accrues ratably on a daily basis, unless an election is made to accrue market discount on the basis of the constant yield to maturity of the debt instrument, in each case based generally on the assumption that all future payments on the debt instrument will be made. The Fund has made an election to include accrued market discount in income on a current basis, and accrued market discount for a debt instrument will generally have to be included in income each year as if the debt instrument were assured of ultimately being collected in full.

Similarly, debt instruments that the Fund purchases may have been issued with original issue discount, which discount might reflect doubt as to whether the entire principal amount of such debt instruments will ultimately prove to be collectible. The Fund will be required to report such original issue discount based on a constant yield method and income will be accrued and be currently taxable based on the assumption that all future projected payments due on such debt instruments will be made. Investing in instruments with original issue discount (including pay-in-kind instruments) is not a principal investment strategy of the Fund.

Finally, in the event that any debt instruments acquired by the Fund are delinquent as to mandatory principal and interest payments, or in the event payments with respect to a particular debt instrument are not made when due, the Fund may nonetheless be required to continue to recognize the unpaid interest as taxable income as it accrues, despite doubt as to its ultimate collectability.

Status as Regulated Investment Company. As described under the heading “Certain United States Federal Income Tax Considerations,” the Fund must satisfy, among other requirements, an asset diversification test in order to qualify as a regulated investment company under Subchapter M of the Code. Under that test, the Fund must diversify its holdings so that, at the end of each quarter of each taxable year, (i) at least 50% of the value of the Fund’s assets is represented by cash and cash items (including receivables), U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or the securities of other regulated investment companies) of a single issuer, or two or more issuers that the Fund controls and are engaged in the same, similar or related trades or businesses, or the securities of one or more qualified publicly traded partnerships.

If the Fund fails to satisfy as of the close of any quarter the asset diversification test referred to in the preceding paragraph, it will have 30 days to cure the failure by, for example, selling securities that are the source of the violation. Other cure provisions are available in the Code for a failure to satisfy the asset diversification test, but any such cure provision may involve the payment of a penalty excise tax. If the Fund fails to cure an asset diversification violation, it may lose its status as a regulated investment company under the Code. In that case, all of its taxable income would be subject to U.S. federal income tax at regular corporate rates without any deduction for distributions to Common Stockholders. In addition, all distributions (including distributions of net capital gain) would be taxed to the Fund’s Common Stockholders as ordinary dividend income to the extent of the Fund’s current or accumulated earnings and profits. Accordingly, disqualification as a regulated investment company could have a material adverse effect on the value of the Fund’s Common Stock and the amount of Fund distributions.

Risks Associated with the Fund’s Ability To Satisfy Regulated Investment Company Distribution Requirements. The Fund generally must distribute annually at least 90% of its taxable income, excluding any net capital gain, in order to maintain its treatment as a regulated investment company for U.S. federal income tax purposes. To the extent that the Fund satisfies this distribution requirement, but distributes less than 100% of its taxable income, including any net capital gain, the Fund will be subject to U.S. federal corporate income tax on the Fund’s undistributed taxable income. In addition, the Fund will be subject to a 4% nondeductible excise tax if the actual amount that the Fund distributes to its Common Stockholders in a calendar year is less than a minimum amount specified under U.S. federal income tax laws. The Fund intends to make distributions to its Common Stockholders to comply with the requirements of the Code and to avoid paying U.S. federal income taxes and, if practicable, excise taxes, on undistributed taxable income.

However, due to each of the potential timing differences between income recognition or expense deduction and cash receipts or disbursements, there is a significant risk that the Fund may have substantial taxable income in excess of cash available for distribution. To satisfy its distribution requirements, the Fund may sell securities that it would not otherwise desire to sell, borrow on unfavorable terms or distribute amounts that would otherwise be invested in future acquisitions, capital expenditures or repayment of debt. In addition, the Fund may make distributions in its Common Stock to satisfy the distribution requirements necessary to maintain the Fund’s treatment as a regulated investment company for U.S. federal income tax purposes and to avoid U.S. federal income and excise taxes, but no assurances can be given in this regard.

Despite undertaking the efforts mentioned in the previous paragraph, the Fund may not be able to distribute the amounts necessary to satisfy the distribution requirements necessary to maintain its treatment as a regulated investment company for U.S. federal income tax purposes and to avoid U.S. federal income and excise taxes. If the Fund were unable to satisfy the 90% distribution requirement or otherwise were to fail to qualify as a regulated investment company in any year, material adverse tax consequences would result to investors. The Fund would be taxed in the same manner as an ordinary corporation and distributions to the Fund’s Common Stockholders would not be deductible by the Fund in computing its taxable income. In addition, the Fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying for taxation as a regulated investment company.

Cash/Stock Dividend Risks. The Fund may distribute taxable dividends that are payable in cash and Common Stock at the election of each Common Stockholder. Under Internal Revenue Service (“IRS”) Revenue Procedure 2017-45, up to 80% of the aggregate of any such taxable dividends could be payable in the Fund’s Common Stock with the 20% or greater balance paid in cash. Common Stockholders receiving such dividends will be required to include the full amount of the dividend as taxable income to the extent of the Fund’s current or accumulated earnings and profits for U.S. federal income tax purposes. As a result, Common Stockholders may be required to pay U.S. federal income taxes with respect to such dividends in excess of the cash dividends received. If a Common Stockholder sells the Common Stock that it receives as a dividend in order to pay this tax, the sales proceeds may be less than the amount included in income with respect to the dividend, depending on the market price of the Fund’s Common Stock at the time of the sale. Furthermore, with respect to non-U.S. Common Stockholders, the Fund may be required to withhold U.S. tax with respect to such dividends, including in respect of all or a portion of such dividend that is payable in Common Stock. In addition, if a significant number of the Fund’s Common Stockholders determine to sell shares of the Fund’s Common Stock in order to pay taxes owed on dividends, it may put downward pressure on the trading price of the Fund’s Common Stock. It is unclear whether and to what extent the Fund will be able to pay taxable dividends in cash and Common Stock (whether pursuant to Revenue Procedure 2017-45 or otherwise).

Operational Risk

The valuation of the Fund’s investments may be negatively impacted because of the operational risks arising from factors such as processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel, and errors caused by third party service providers or trading counterparties. It is not possible to identify all of the operational risks that may affect the Fund or to develop processes and controls that completely eliminate or mitigate the occurrence of such failures. The Fund and its Common Stockholders could be negatively impacted as a result.

Managed Distribution Risk

Under a managed distribution policy, the Fund would intend to make monthly distributions to Common Stockholders at a fixed rate per share of Common Stock or a fixed percentage of net asset value that may include periodic distributions of long-term capital gains. Under a managed distribution policy, if, for any monthly distribution, ordinary income (that is, net investment income and any net short-term capital gain) and net realized capital gains were less than the amount of the distribution, the difference would be distributed from the Fund’s previously accumulated earnings and profits or cash generated from the sale of Fund assets. If, for any fiscal year, the total distributions exceeded ordinary income and net realized capital gains (the “Excess”), the Excess would decrease the Fund’s total assets and, as a result, would have the likely effect of increasing the Fund’s expense ratio. There is a risk that the Fund would not eventually realize capital gains in an amount corresponding to a distribution of the Excess. In addition, in order to make such distributions, the Fund may have to sell a portion of its investment portfolio at a time when independent investment judgment might not dictate such action. If the Fund were to issue senior securities and not be in compliance with the asset coverage requirements of the 1940 Act, the Fund would be required to suspend the managed distribution policy. Pursuant to the requirements of the 1940 Act and other applicable laws, a notice will accompany each monthly distribution disclosing the sources of the distribution.

Cybersecurity Risk

Like other funds and business enterprises, the Fund, the Manager, Western Asset, Western Asset Limited, Western Asset Singapore, the relevant listing exchange and their service providers are subject to the risk of cybersecurity incidents occurring from time to time. Cybersecurity incidents, whether intentionally caused by third parties or otherwise, may allow an unauthorized party to gain access to Fund assets, Fund or customer data (including private Common Stockholder information) or proprietary information, cause the Fund, the Manager, Western Asset, Western Asset Limited, Western Asset Singapore, the relevant listing exchange and/or their service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality, or prevent Fund investors from purchasing, redeeming or exchanging Common Stock, receiving distributions or receiving timely information regarding the Fund or their investment in the Fund. The Fund, the Manager, Western Asset, Western Asset Limited and Western Asset Singapore, have limited ability to prevent or mitigate cybersecurity incidents affecting third party service providers, and such third party service providers may have limited indemnification obligations to the Fund, the Manager, Western Asset Limited or Western Asset Singapore. Cybersecurity incidents may result in financial losses to the Fund and its Common Stockholders, and substantial costs may be incurred in order to prevent any future cybersecurity incidents. Issuers of securities in which the Fund invests are also subject to cybersecurity risks, and the value of these securities could decline if the issuers experience cybersecurity incidents.

Because technology is frequently changing (including the development of artificial intelligence and machine learning), new ways to carry out cyber attacks continue to develop. There is a chance that some risks have not been identified or prepared for, or that an attack may not be detected, which puts limitations on the Fund’s ability to plan for or respond to a cyber attack. The rapid development and increasingly widespread use of artificial intelligence technologies could increase the effectiveness of cyber attacks and exacerbate the risks.

MANAGEMENT OF THE FUND

Directors and Officers

The overall management of the business and affairs of the Fund is vested in the Board of Directors. The Board of Directors approves all significant agreements between the Fund and persons or companies furnishing services to the Fund. The day-to-day operation of the Fund is delegated to the officers of the Fund, the Manager, Western Asset, Western Asset Limited and Western Asset Singapore, subject always to the investment objectives, restrictions and policies of the Fund and to the general supervision of the Board of Directors. Certain Directors and officers of the Fund are affiliated with Franklin Templeton, the parent corporation of the Manager, Western Asset, Western Asset Limited and Western Asset Singapore. All of the Fund’s executive officers hold similar offices with some or all of the other funds advised by the Manager.

Investment Manager

FTFA, located at One Madison Avenue, 17th Floor, New York, New York 10010, serves as the Fund’s investment manager. The Manager is a registered investment adviser and provides administrative and management services to the Fund. As of March 31, 2026, the Manager’s total assets under management were approximately $133.87 billion. The Manager is a wholly owned subsidiary of Franklin Templeton. Franklin Templeton is a global asset management firm. As of March 31, 2026, Franklin Templeton’s asset management operation had aggregate assets under management over $1.68 trillion.

Subadviser

Western Asset, located at 385 East Colorado Boulevard, Pasadena, California 91101, serves as the Fund’s subadviser. Western Asset, a wholly-owned subsidiary of Franklin Templeton, is a registered investment adviser and has day-to-day responsibility for managing the Fund’s direct investments in high-yield securities and other permitted investments, subject to the supervision of the Board of Directors and the Manager.

As of March 31, 2026, Western Asset and its investment advisory affiliates over which Western Asset has operational responsibility, or its supervised affiliates, had approximately $223.97 billion in assets under management.

However, investors should be aware that the investments made by the Fund and the results achieved by the Fund at any given time are not expected to be the same as those made by other funds for which Western Asset acts as investment adviser, including funds with names, investment objectives and policies similar to the Fund.

Non-U.S. Subadvisers

In connection with Western Asset’s service to the Fund, Western Asset Limited and Western Asset Singapore provide certain subadvisory services pursuant to the Western Asset Limited Subadvisory Agreement and Western Asset Singapore Subadvisory Agreement, respectively. Western Asset Limited was founded in 1984 and has offices at 10 Exchange Square, Primrose Street, London EC2A2EN. Western Asset Singapore was established in 2000 and has offices at 1 George Street #23-01, Singapore 049145.

Western Asset Limited and Western Asset Singapore are generally responsible for managing investments denominated in currencies other than U.S. dollars, including the related portions of Western Asset’s broader portfolios, as well as servicing these relationships. Western Asset Limited and Western Asset Singapore undertake investment-related activities including investment management, research and analysis and securities settlement.

While Western Asset will remain ultimately responsible for investment decisions relating to the Fund’s portfolio, Western Asset Limited and Western Asset Singapore provide certain subadvisory services to the Fund relating to currency transactions and investments in non-U.S. dollar-denominated securities and related foreign currency instruments.

Western Asset Limited and Western Asset Singapore are registered investment advisers and are affiliates of Franklin Templeton, the Manager and Western Asset.

Investment Management Agreement and Sub-Advisory Agreements

Investment Management Agreement

Under the Fund’s management agreement with the Manager (the “Investment Management Agreement”), subject to the supervision and direction of the Board of Directors, the Manager is delegated the responsibility of managing the Fund’s portfolio in accordance with the Fund’s stated investment objectives and policies, making investment decisions for the Fund and placing orders to purchase and sell securities. The Manager performs administrative and management services necessary for the operation of the Fund, such as (1) supervising the overall administration of the Fund, including negotiation of contracts and fees with and the monitoring of performance and billings of the Fund’s transfer agent, Common Stockholder servicing agents, custodian and other independent contractors or agents; (2) providing certain compliance, Fund accounting, regulatory reporting and tax reporting services; (3) preparing or participating in the preparation of materials for the Board of Directors, registration statements, proxy statements and reports and other communications to Common Stockholders; (4) maintaining the Fund’s existence and (5) maintaining the registration and qualification of the Fund’s Common Stock under federal and (if required) state laws.

The Manager also provides the office space, facilities, equipment and personnel necessary to perform the following services for the Fund: SEC compliance, including record keeping, reporting requirements and registration statements and proxies; supervision of Fund operations, including coordination of functions of the transfer agent, custodian, accountants, counsel and other parties performing services or operational functions for the Fund; and certain administrative and clerical services, including certain accounting services and maintenance of certain books and records.

The Investment Management Agreement will continue in effect, unless otherwise terminated, until June 30, 2027 and then will continue from year to year provided such continuance is specifically approved at least annually (a) by the Board of Directors or by a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) and (b) in either event, by a majority of the Directors of the Fund who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the 1940 Act (the “Independent Directors”) with such Independent Directors casting votes in person at a meeting called for such purpose. The Investment Management Agreement provides that the Manager may render services to others. The Investment Management Agreement is terminable without penalty on not more than 60 days’ nor less than 30 days’ written notice by the Fund when authorized either by a vote of Common Stockholders representing a majority of the voting power of the outstanding voting securities of the Fund (as defined in the 1940 Act) or by a vote of a majority of the Fund’s Directors, or by the Manager on not less than 90 days’ written notice, and will automatically terminate in the event of its assignment. The Investment Management Agreement provides that neither the Manager nor its personnel or affiliates shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of security transactions for the Fund, except for willful misfeasance, bad faith or gross negligence or reckless disregard of its or their obligations and duties.

Other than the cash management services it provides for certain equity funds, the Manager does not provide day-to-day portfolio management services. Rather, portfolio management for the Fund is provided by Western Asset.

Western Asset Subadvisory Agreement

Western Asset provides services to the Fund pursuant to a subadvisory agreement between the Manager and Western Asset (the “Subadvisory Agreement”). Under the Subadvisory Agreement, subject to the supervision and direction of the Board of Directors and the Manager, Western Asset will manage the Fund’s portfolio in accordance with the Fund’s investment objectives and policies, make investment decisions for the Fund, place orders to purchase and sell securities, and employ professional portfolio managers and securities analysts who provide research services to the Fund.

The Subadvisory Agreement for the Fund will continue in effect, unless otherwise terminated, until June 30, 2027 and then will continue from year to year provided such continuance is specifically approved at least annually (a) by the Board of Directors or by a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act), and (b) in either event, by a majority of the Independent Directors with such Independent Directors casting votes in person at a meeting called for such purpose. The Board of Directors or a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) may terminate the Subadvisory Agreement without penalty, in each case on not more than 60 days’ nor less than 30 days’ written notice to Western Asset. Western Asset may terminate the Subadvisory Agreement on 90 days’ written notice to the Fund and the Manager. The Manager and Western Asset may terminate the Subadvisory Agreement upon their mutual written consent. The Subadvisory Agreement will terminate automatically in the event of its assignment.

Western Asset Limited Subadvisory Agreement

Western Asset Limited provides services to the Fund pursuant to a subadvisory agreement between Western Asset Limited and Western Asset. The Western Asset Limited Subadvisory Agreement provides that, subject to the supervision and direction of the Board of Directors and the Manager, Western Asset Limited will manage the Fund’s portfolio in accordance with the Fund’s investment objectives and policies, make investment decisions for the Fund, place orders to purchase and sell securities and employ professional portfolio managers and securities analysts who provide research services to the Fund.

The Western Asset Limited Subadvisory Agreement for the Fund will continue in effect, unless otherwise terminated, until June 30, 2027 and then will continue from year to year provided such continuance is specifically approved at least annually (a) by the Board of Directors or by a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act), and (b) in either event, by a majority of the Independent Directors with such Independent Directors casting votes in person at a meeting called for such purpose. The Board of Directors or a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) may terminate the Western Asset Limited Subadvisory Agreement without penalty, in each case on not more than 60 days’ nor less than 30 days’ written notice to Western Asset Limited. Western Asset Limited may terminate the Western Asset Limited Subadvisory Agreement on 90 days’ written notice to the Fund and Western Asset. Western Asset and Western Asset Limited may terminate the Western Asset Limited Subadvisory Agreement upon their mutual written consent. The Western Asset Limited Subadvisory Agreement will terminate automatically in the event of its assignment.

Western Asset Singapore Subadvisory Agreement

Western Asset Singapore provides services to the Fund pursuant to a subadvisory agreement between Western Asset Singapore and Western Asset. The Western Asset Singapore Subadvisory Agreement provides that, subject to the supervision and direction of the Board of Directors and the Manager, Western Asset Singapore will manage the Fund’s portfolio in accordance with the Fund’s investment objectives and policies, make investment decisions for the Fund, place orders to purchase and sell securities and employ professional portfolio managers and securities analysts who provide research services to the Fund.

The Western Asset Singapore Subadvisory Agreement for the Fund will continue in effect, unless otherwise terminated, until June 30, 2027 and then will continue from year to year provided such continuance is specifically approved at least annually (a) by the Board of Directors or by a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act), and (b) in either event, by a majority of the Independent

Directors with such Independent Directors casting votes in person at a meeting called for such purpose. The Board of Directors or a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) may terminate the Western Asset Singapore Subadvisory Agreement without penalty, in each case on not more than 60 days’ nor less than 30 days’ written notice to Western Asset Singapore. Western Asset Singapore may terminate the Western Asset Singapore Subadvisory Agreement on 90 days’ written notice to the Fund and Western Asset. Western Asset and Western Asset Singapore may terminate the Western Asset Singapore Subadvisory Agreement upon their mutual written consent. The Western Asset Singapore Subadvisory Agreement will terminate automatically in the event of its assignment.

Advisory Fees

For its services, the Fund has agreed to pay the Manager an annual fee, payable monthly, in an amount equal to 0.85% of the Fund’s average daily net assets plus the proceeds of any outstanding borrowings used for leverage and any proceeds from the issuance of preferred stock.

Western Asset receives an annual subadvisory fee from the Manager, payable monthly, in an amount equal to 70% of the management fee paid to the Manager. No advisory fee will be paid by the Fund directly to Western Asset.

Western Asset pays Western Asset Limited and Western Asset Singapore a fee for their services at no additional expense to the Fund. Western Asset pays Western Asset Limited and Western Asset Singapore a monthly subadvisory fee in an amount equal to 100% of the management fee paid to Western Asset on the assets that Western Asset allocates to Western Asset Limited and Western Asset Singapore to manage.

The basis for the Board of Directors’ approval of the continuance of the Investment Management Agreement, Subadvisory Agreement, Western Asset Limited Subadvisory Agreement and Western Asset Singapore Subadvisory Agreement is provided in the Fund’s annual or semi-annual shareholder report for the periods during which such continuance occurs. The basis for subsequent continuations of such agreements will be provided in annual or semi-annual reports to Common Stockholders for the periods during which such continuations occur.

Subadviser Philosophy

Western Asset’s approach to emerging markets investing is rooted in a long-term, fundamental value philosophy, integrating both top-down macroeconomic perspectives and bottom-up analysis. The team maintains a long-term investment horizon while remaining tactically responsive to evolving technical and fundamental data. The investment philosophy is based on the development of views on the primary drivers of global growth, inflation, fiscal and monetary policy responses, and geopolitical developments, all considered in relation to the valuation of interest rates, currencies, and credit spreads. Once the general framework of the portfolio has been established, the bottom-up process provides the basis for populating the targeted country and corporate weightings through individual security selection.

Integrated Team Approach

Western Asset’s fixed-income discipline emphasizes a team approach that unites groups of specialists dedicated to different market sectors. A team of investment professionals at Western Asset has daily responsibility for the management of the portfolio and for the implementation of the investment process. The investment responsibilities of each sector group are distinct, yet results are derived from the constant interaction that unites the specialty groups into a cohesive investment management team. The sector teams are comprised of Western Asset’s senior portfolio managers, research analysts, and an in-house economist who are highly skilled and experienced in all major areas of the fixed-income market. They exchange views on a daily basis and meet more formally twice each month to review Western Asset’s economic outlook and investment strategy. This structure seeks to ensure that client portfolios benefit from a consensus that draws on the expertise of all team members.

Subadviser Investment Process

Western Asset’s investment process commences with the global outlook formation that is debated in the Global Investment Strategy Committee (“GISC”) with the goal of identifying global trends and the underlying drivers of growth, inflation, and government and central bank policies. The GISC, which is chaired by Chief Investment Officer Michael Buchanan and includes senior portfolio managers and the heads of the various fixed income asset classes, establishes a top-down macroeconomic outlook, which informs the assessment of the macroeconomic environment, liquidity conditions, and portfolio risks.

The next phase involves risk assessment which entails evaluating whether the prevailing macroeconomic environment is supportive of emerging markets. This assessment incorporates factors such as global trade dynamics, commodity exposures, financial conditions, and growth prospects within emerging markets. The team also identifies specific risks that may impact regional and country-level macroeconomic trends.

This is followed by the identification of beneficiaries and hedging strategies. Within the established macroeconomic context, the team identifies regions and countries poised to benefit and evaluates appropriate hedging strategies to protect the portfolio against tail risks or delayed investment outcomes. The valuation framework considers economic factors such as growth, inflation, fiscal and monetary policy, domestic and geopolitical risks, governance, and institutional strength.

The next step involves valuation and positioning where a valuation analysis is conducted across foreign exchange, interest rates and credit markets to determine optimal positioning on a risk-adjusted basis. Utilizing both qualitative and quantitative frameworks, the team performs cross-sectional analysis and identifies relative mispricing from the macroeconomic level down to individual issuers.

This is followed by position sizing which is determined based on the team’s conviction in a particular region or country, taking into account factors such as credit ratings, benchmark beta, trade crowdedness, and relative liquidity at the country level. Allocations are further refined to enhance diversification across multiple dimensions, including current account and budget balances, commodity dependence, and cross-country correlations.

Finally, the risk profile of the portfolio is assessed across various dimensions to ensure that contribution-to-risk, jump-to-default exposure, and performance under both historical and stress scenarios remain within acceptable parameters. At this stage, the team also reviews and implements hedging strategies to mitigate vulnerabilities associated with high-conviction investment themes. Risk contributions, positioning, and sizing are formally visited on a monthly basis, but are informally revisited on a continual basis.

Investment Management Team

Set forth below is information regarding the team of professionals at Western Asset responsible for overseeing the day-to-day operations of the Fund. Western Asset utilizes a team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio managers, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views.

Name, Address and Title	Principal Occupation(s) During Past 5 Years
Michael C. Buchanan Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Responsible for the day-to-day management with other members of the Fund’s portfolio management team; employed by Western Asset Management as an investment professional for at least the past five years; Managing Director and head of U.S. Credit Products from 2003-2005 at Credit Suisse Asset Management.

Name, Address and Title	Principal Occupation(s) During Past 5 Years
Prashant Chandran Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Responsible for the day-to-day management with other members of the Fund’s portfolio management team; employed by Western Asset Management as an investment professional since 2007.

Christopher F. Kilpatrick(1) Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Responsible for the day-to-day management with other members of the Fund’s portfolio management team; employed by Western Asset Management as an investment professional for at least the past five years.

Rafael Zielonka Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Responsible for the day-to-day management with other members of the Fund’s portfolio management team; employed by Western Asset Management as an investment professional since 2002.

Walter Kilcullen Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Responsible for the day-to-day management with other members of the Fund’s portfolio management team; employed by Western Asset Management as an investment professional since 2002.

(1)	Effective September 30, 2026, Christopher Kilpatrick will no longer be a member of the portfolio management team of the Fund.

Additional information about the portfolio managers’ compensation, other accounts managed by them and other information is provided in the SAI.

Control Persons

A control person is a person who beneficially owns more than 25% of the voting securities of a company. The Fund currently has no control person.

NET ASSET VALUE

The Fund determines the net asset value of its Common Stock on each day the NYSE is open for business, as of the close of the customary trading session (normally 4:00 p.m. Eastern Time), or any earlier closing time that day. The Fund determines the net asset value per share of Common Stock by dividing the value of the Fund’s securities, cash and other assets (including the value of derivatives and interest accrued but not collected) less all its liabilities (including accrued expenses, the liquidation preference of any outstanding preferred stock and dividends payable) by the total number of shares of Common Stock outstanding. Securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service that are based on transactions in corporate obligations, quotations from corporate bond dealers, market transactions in comparable securities and various other relationships between securities. The Fund values portfolio securities for which market quotations are readily available at the last reported sales price or official closing price on the primary market or exchange on which they trade. Under the Fund’s valuation policies and procedures, which were adopted by the Board of Directors, the Fund’s short-term investments are valued at amortized cost when the security has 60 days or less to maturity. Determination of the Common Stock’s net asset value is made in accordance with U.S. generally accepted accounting principles.

The Fund values all other securities and assets at their fair value. If events occur that materially affect the value of a security between the time trading ends on the security and the close of the customary trading session of the NYSE, the Fund may value the security at its fair value as determined in good faith by or under the supervision of the Board of Directors. The effect of using fair value pricing is that the Common Stock’s net asset value will be subject to the judgment of the Board of Directors or its designee instead of being determined by the market.

Any swap transaction that the Fund enters into may, depending on the applicable interest rate environment, have a positive or negative value for purposes of calculating net asset value. Any cap transaction that the Fund enters into may, depending on the applicable interest rate environment, have no value or a positive value. In addition, accrued payments to the Fund under such transactions will be assets of the Fund and accrued payments by the Fund will be liabilities of the Fund.

The Board of Directors has adopted valuation policies and procedures in accordance with SEC Rule 2a-5. The Manager has been designated as the valuation designee and is responsible for the oversight of the daily valuation process. The Manager is assisted by the Global Fund Valuation Committee. The Global Fund Valuation Committee is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Manager and the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Global Fund Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants. Because the Manager will receive fees from the Fund based on the Fund’s average daily net assets, there is a potential conflict of interest related to the Manager’s role in valuing the Fund’s investments. These fees could influence the valuation advice the Manager provides to the Global Fund Valuation Committee.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Global Fund Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

DISTRIBUTIONS

The Board of Directors has authorized a managed distribution plan pursuant to which the Fund makes monthly distributions to stockholders at a fixed rate of $0.0950 per share of Common Stock, which rate may be adjusted from time to time by the Policy. The Policy is intended to provide stockholders with a constant, but not guaranteed, fixed minimum rate of distribution each month. The Fund is managed with a goal of generating as much of the distribution as possible from net ordinary income and short-term capital gains that is consistent with the Fund’s investment strategy and risk profile. To the extent that sufficient distributable income is not available on a monthly basis, the Fund will distribute long-term capital gains and/or return of capital in order to maintain its managed distribution rate. A return of capital may occur, for example, when some or all of the money that was invested in the Fund is paid back to stockholders. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. Even though the Fund may realize current year capital gains, such gains may be offset, in whole or in part, by the Fund’s capital loss carryovers from prior years.

The Board may amend the terms of the Policy or terminate the Policy at any time without prior notice to the Fund’s stockholders, however, at this time there are no reasonably foreseeable circumstances that might cause the termination of the Policy. The amendment or termination of the Policy could have an adverse effect on the market price of the Fund’s Common Stock. The Policy is subject to the periodic review by the Board to determine if an adjustment should be made.

Stockholders should not draw any conclusions about the Fund’s investment performance from the amount of the current distribution or from the terms of the Fund’s Policy. The Fund will send a Form 1099-DIV to stockholders for the calendar year that will describe how to report the Fund’s distributions for federal income tax purposes.

The following table sets forth information about distributions we paid to our Common Stockholders during the past three fiscal years, percentage participation by Common Stockholders in our dividend reinvestment program and reinvestments and related issuances of additional shares of Common Stock as a result of such participation (the information in the table is unaudited):

[To come.]

A distribution by the Fund consisting of a return of capital should not be considered a dividend yield or total return of an investment in the Fund’s Common Stock. Common Stockholders who receive the payment of a distribution consisting of a return of capital may be under the impression that they are receiving net profits when they are not. Stockholders should not assume that the source of a distribution from the Fund is net profits. The Fund has previously made distributions that included a return of capital. A return of capital is a return to investors of a portion of their original investment in the Fund. In general terms, a return of capital would involve a situation in which a Fund distribution (or a portion thereof) represents a return of a portion of a stockholder’s investment in the Fund, rather than making a distribution that is funded from the Fund’s earned income or other profits. Although return of capital distributions may not be currently taxable, such distributions would decrease the basis of a stockholder’s shares (but not below zero), and therefore may increase a stockholder’s tax liability for capital gains upon a sale of shares, even if sold at a loss to the stockholder’s original investment.

Unless a Common Stockholder elects to receive distributions in cash (i.e., opt out), all of such Common Stockholder’s distributions, including any capital gains distributions on Common Stock, will be automatically reinvested in additional shares of Common Stock under the Fund’s Dividend Reinvestment Plan. See “Dividend Reinvestment Plan.”

DIVIDEND REINVESTMENT PLAN

Unless you elect to receive distributions in cash (i.e., opt-out), all dividends, including any capital gain dividends and return of capital distributions, on your Common Stock (net of any applicable withholding tax) will be automatically reinvested by Computershare Trust Company, N.A., as agent for the Common Stockholders (the “Plan Agent”), in additional shares of Common Stock under the Plan. You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all cash distributions paid by check mailed directly to you by Computershare Trust Company, N.A., as dividend paying agent.

If you participate in the Plan, the number of shares of Common Stock you will receive will be determined as follows:

(1) If the market price of the Common Stock (plus $0.03 per share commission) on the payment date (or, if the payment date is not a NYSE trading day, the immediately preceding trading day) is equal to or exceeds the net asset value per share of the Common Stock at the close of trading on the NYSE on the payment date, the Fund will issue new Common Stock at a price equal to the greater of

(a) the net asset value per share at the close of trading on the NYSE on the payment date or

(b) 95% of the market price per share of the Common Stock on the payment date.

(2) If the net asset value per share of the Common Stock exceeds the market price of the Common Stock (plus $0.03 per share commission) at the close of trading on the NYSE on the payment date, the Plan Agent will receive the dividend or distribution in cash and will buy Common Stock in the open market, on the NYSE or elsewhere, for your account as soon as practicable commencing on the trading day following the payment date and terminating no later than the earlier of (a) 30 days after the dividend or distribution payment date, or (b) the payment date for the next succeeding dividend or distribution to be made to the Common Stockholders; except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price (plus $0.03 per share commission) rises so that it equals or exceeds the net asset value per share of the Common Stock at the close of trading on the NYSE on the payment date before the Plan Agent has completed the open market purchases or (ii) if the Plan Agent is unable to invest the full amount eligible to be reinvested in open market purchases, the Plan Agent will cease purchasing Common Stock in the open market and the Fund shall issue the remaining Common Stock at a price per share equal to the greater of (a) the net asset value per share at the close of trading on the NYSE on the day prior to the issuance of Common Stock for reinvestment or (b) 95% of the then current market price per share.

Common Stock in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all shares of Common Stock you have received under the Plan.

You may withdraw from the Plan (i.e., opt-out) by notifying the Plan Agent in writing at 462 South 4th Street, Suite 1600, Louisville, KY 40202 or by calling the Plan Agent at 1-888-888-0151. Such withdrawal will be effective immediately if notice is received by the Plan Agent not less than ten business days prior to any dividend or distribution record date; otherwise such withdrawal will be effective as soon as practicable after the Plan Agent’s investment of the most recently declared dividend or distribution on the Common Stock.

Plan participants who sell their Common Stock will be charged a service charge (currently $5.00 per transaction) and the Plan Agent is authorized to deduct brokerage charges actually incurred from the proceeds (currently $0.05 per share commission). There is no service charge for reinvestment of your dividends or distributions in Common Stock. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. Because all dividends and distributions will be automatically reinvested in additional shares of Common Stock, this allows you to add to your investment through dollar cost averaging, which may lower the average cost of your Common Stock over time. Dollar cost averaging is a technique for lowering the average cost per share over time if the Fund’s net asset value declines. While dollar cost averaging has definite advantages, it cannot assure profit or protect against loss in declining markets.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Investors will be subject to income tax on amounts reinvested under the Plan.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board of Directors, the change is warranted. The Plan may be terminated, amended or supplemented by the Fund upon notice in writing mailed to Common Stockholders at least 30 days prior to the record date for the payment of any dividend or distribution by the Fund for which the termination or amendment is to be effective. Upon any termination, you will be sent cash for any fractional share of Common Stock in your account. You may elect to notify the Plan Agent in advance of such termination to have the Plan Agent sell part or all of your Common Stock on your behalf. Additional information about the Plan and your account may be obtained from the Plan Agent at 462 South 4th Street, Suite 1600, Louisville, KY 40202 or by calling the Plan Agent at 1-888-888-0151.

DESCRIPTION OF COMMON STOCK

Common Stock

As of [ ], 2026, we had approximately [ ] shares of Common Stock outstanding. All Common Stock offered pursuant to this Prospectus and any related Prospectus Supplement will be, upon issuance, duly authorized, fully paid and nonassessable, and will have no preemptive, conversion or appraisal rights or rights to cumulative voting. All Common Stock offered pursuant to this Prospectus and any related Prospectus Supplement will be of the same class and will have identical rights, as described below.

The Charter authorizes the issuance of 100,000,000 shares of Common Stock, par value $0.001 per share. All shares of Common Stock have equal rights with respect to the payment of dividends and the distribution of assets upon liquidation. Common Stock will, when issued, be fully paid and nonassessable, and will have no preemptive or conversion rights or rights to cumulative voting.

The Fund’s Common Stock is listed on the NYSE under the trading or “ticker” symbol “EMD.” The Fund intends to hold annual meetings of Common Stockholders so long as the Common Stock is listed on a national securities exchange and such meetings are required as a condition to such listing. The Fund must continue to meet the NYSE requirements in order for the Common Stock to remain listed. Maryland law and the Bylaws of the Fund also require the Fund to hold annual meetings each year.

Unlike open-end funds, closed-end funds, like the Fund, do not continuously offer shares and do not provide daily redemptions. Rather, if a Common Stockholder determines to buy additional shares of Common Stock or sell shares of Common Stock already held, the Common Stockholder may do so by trading on the NYSE through a broker or otherwise. Shares of closed-end funds may frequently trade on an exchange at prices lower than net asset value. The market value of the Common Stock may be influenced by such factors as dividend levels (which are in turn affected by expenses), call protection, dividend stability, portfolio credit quality, net asset value, relative demand for and supply of such Common Stock in the market, general market and economic conditions, and other factors beyond the control of the Fund. The Fund cannot assure you that the Common Stock will trade at a price equal to or higher than net asset value in the future. The Fund’s Common Stock is designed primarily for long-term investors, and investors in Common Stock should not view the Fund as a vehicle for trading purposes. See “Repurchase of Fund Common Stock.”

The Fund may also issue shares of Common Stock in a rights offering at a price below the then current net asset value so long as certain conditions are met, including: (i) a good faith determination by the Board of Directors that such offering would result in a net benefit to existing Common Stockholders; (ii) the offering fully protects Common Stockholders’ preemptive rights and does not discriminate among Common Stockholders (except for the possible effect of not offering fractional rights); (iii) management uses its best efforts to ensure an adequate trading market in the rights for use by Common Stockholders who do not exercise such rights; and (iv) the ratio of a transferable rights offering does not exceed one new share for each three rights held. The specific terms of any rights offering conducted by the Fund will be provided in a Prospectus Supplement.

Each outstanding share of Common Stock entitles the holder to one vote on all matters submitted to a vote of Common Stockholders, including the election of Directors. Except as provided with respect to any other class or series, the Common Stockholders will possess the exclusive voting power. Each director shall be elected by a majority of the votes entitled to be cast in the election of directors. There is no cumulative voting in the election of Directors, which means that the holders of a majority of the outstanding shares of Common Stock can elect all of the Directors then standing for election, and the holders of the remaining shares of Common Stock will not be able to elect any Directors.

CERTAIN PROVISIONS IN THE CHARTER AND BYLAWS

The Fund has provisions in its Charter and Bylaws that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund, to cause it to engage in certain transactions or to modify its structure. These provisions could have the effect of depriving Common Stockholders of opportunities to sell their Common Stock at a premium over the then-current market price of the Common Stock. At the Fund’s first annual meeting of Common Stockholders, the Board of Directors was divided into three classes, having initial terms ending at the first, second and third annual meeting of Common Stockholders thereafter, respectively. Thus, at each annual meeting of Common Stockholders, the term of one class of Directors will expire and Directors will be elected to serve in that class for terms ending at the third annual meeting of Common Stockholders following their election and until their successors are duly elected and qualify. This provision could delay for up to two years the replacement of a majority of the Board of Directors. A Director may be removed from office only for cause and then only by a vote of the holders of at least 75% of the votes entitled to be cast for the election of Directors.

The Bylaws provide that with respect to any annual or special meeting of the Common Stockholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, nomination of individuals for election to the Board of Directors or other business must be brought pursuant to the Fund’s notice of meeting, by or at the direction of the Board of Directors or by a Common Stockholder who was a Common Stockholder of record at the record date set by the Board of Directors for the purpose of determining Common Stockholders entitled to vote at the annual meeting, at the time of giving of notice by the Common Stockholder as provided in the Bylaws and at the time of the annual meeting (and any postponement or adjournment thereof), who is entitled to vote on the election of each person so nominated or on such other business at the meeting and who complied with the advance notice procedures of the Bylaws. To be properly brought before a special meeting, the business must be brought pursuant to the Fund’s notice of meeting. Nominations of individuals for election to the Board of Directors may be brought before a special meeting of Common Stockholders by or at the direction of the Board of Directors or, if the special meeting has been called in accordance with the Bylaws for the purpose of electing directors, by a Common Stockholder who was a Common Stockholder of record at the record date set by the Board of Directors for the purpose of determining Common Stockholders entitled to vote at the special meeting, at the time of giving of notice by the Common Stockholder as provided in the Bylaws and at the time of the special meeting (and any postponement or adjournment thereof), who is entitled to vote at the meeting on each person so nominated and who complied with the advance notice procedures of the Bylaws.

The affirmative vote of 75% of the entire Board of Directors and at least 75% of the shares entitled to be voted on the matter is required to approve, adopt or authorize the conversion of the Fund from a closed-end to an open-end investment company, and any amendments necessary to effect the conversion, unless it is approved by both the Board of Directors and a vote of at least 75% of the Continuing Directors (as defined below), in which case such amendment requires the affirmative vote of the holders of shares entitled to cast a majority of the votes entitled to be cast on the matter. A “Continuing Director” is any member of the Board of Directors of the Fund who (i) is not a person or affiliate of a person who enters or proposes to enter into a Business Combination (as defined below) with the Fund (an “Interested Party”) and has been a member of the Board of Directors of the Fund for a period of at least 12 months, or (ii) is a successor of a Continuing Director who is unaffiliated with an Interested Party and is recommended to succeed a Continuing Director by a majority of the Continuing Directors then on the Board of Directors of the Fund. To amend the Charter to change any of the provisions of the first paragraph under this heading, this paragraph or the next paragraph, the Charter requires the action be advised by 75% of the Board of Directors and approved by the affirmative vote of the holders of at least 75% of the shares then entitled to be voted on the matter.

The affirmative votes of 75% of the entire Board of Directors and the holders of at least (i) 80% of the votes entitled to be cast thereon by the stockholders of the Fund and (ii) in the case of a Business Combination, 66 2/3% of the votes entitled to be cast thereon by the stockholders of the Fund other than votes entitled to be cast by an Interested Party who is (or whose affiliate is) a party to a Business Combination or an affiliate or associate of the Interested Party, are required to adopt, approve, advise or authorize any of the following transactions:

(i) a merger, consolidation or statutory share exchange of the Fund with or into any other person;

(ii) an issuance or transfer by the Fund (in one or a series of transactions in any 12-month period) of any securities of the Fund to any person or entity for cash, securities or other property (or combination thereof) having an aggregate fair market value of $1,000,000 or more, excluding issuances or transfers of debt securities of the Fund, sales of securities of the Fund in connection with a public offering, issuances of securities of the Fund pursuant to a dividend reinvestment plan adopted by the Fund, issuances of securities of the Fund upon the exercise of any stock subscription rights distributed by the Fund and portfolio transactions effected by the Fund in the ordinary course of business;

(iii) the sale, lease, exchange, mortgage, pledge, transfer or other disposition by the Fund (in one or a series of transactions in any 12-month period) to or with any person or entity of any assets of the Fund having an aggregate fair market value of $1,000,000 or more except for portfolio transactions (including pledges of portfolio securities in connection with borrowings) effected by the Fund in the ordinary course of its business (transactions within clauses (i), (ii) and (iii) above being known individually as a “Business Combination”);

(iv) any proposal as to the voluntary liquidation or dissolution of the Fund or an amendment to the Charter to terminate the Fund’s existence; or

(v) unless the 1940 Act or federal law requires a lesser vote, any stockholder proposal as to specific investment decisions made or to be made with respect to the Fund’s assets as to which stockholder approval is required under federal or Maryland law.

However, the Common Stockholder vote described in (i)-(iv) above will not be required with respect to such transactions if they are approved by a vote of at least 75% of the Continuing Directors. In that case, if Maryland law requires stockholder approval, the affirmative vote of a majority of the votes entitled to be cast shall be required.

The Bylaws contain provisions the effect of which is to prevent matters, including nominations of Directors, from being considered at an annual meeting of Common Stockholders where the Fund has not received notice of the matters not earlier than the 150th day nor later than 5:00 p.m., Eastern Time, on the 120th day prior to the first anniversary of the date of the proxy statement for the preceding year’s annual meeting.

Maryland law permits a Maryland corporation to include in its charter a provision eliminating the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from actual receipt of an improper benefit or profit in money, property or services or active and deliberate dishonesty that is established by a final judgment and is material to the cause of action. The Charter contains such a provision that eliminates such liability to the maximum extent permitted by Maryland law. In addition, the Fund has provisions in its Charter and Bylaws that obligate the Fund, to the maximum extent permitted by Maryland law, to indemnify any present or former Director or officer from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former Director or officer of the Fund and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. Pursuant to the Bylaws, absent a court determination that an officer or Director seeking indemnification was not liable on the merits or guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, the decision by the Fund to indemnify such person will be based upon the reasonable determination of independent counsel in a written opinion or nonparty Independent Directors, after review of the facts, that such officer or Director is not guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Reference is made to the Charter and Bylaws of the Fund, on file with the SEC, for the full text of these provisions. These provisions could have the effect of depriving Common Stockholders of an opportunity to sell their Common Stock at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. These provisions, however, offer several possible advantages. They may require persons seeking control of the Fund to negotiate with its management regarding the price to be paid for the Common Stock required to obtain such control, they promote continuity and stability and they enhance the Fund’s ability to pursue long-term strategies that are consistent with its investment objectives.

Maryland Business Combination Act

The Maryland Business Combination Act will not be applicable to the Fund as a registered closed-end investment company unless and until its Board of Directors adopts a resolution to be subject to the statute, provided that the resolution will not be effective with respect to a “business combination” with any person who has become an interested Common Stockholder before the time that the resolution is adopted. Under the Maryland Business Combination Act, “business combinations” between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder. These business combinations generally include a merger, consolidation, share exchange, or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:

•	any person who beneficially owns ten percent or more of the voting power of the corporation’s shares; or

•

an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of ten percent or more of the voting power of the then outstanding voting stock of the corporation.

A person is not an interested stockholder under the statute if the board of directors approved in advance the transaction by which he otherwise would have become an interested stockholder.

After the five-year prohibition, any business combination between the Maryland corporation and an interested stockholder generally must be recommended by the board of directors of the corporation and approved by the affirmative vote of at least:

•	80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

•

66 2/3% of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

These super-majority vote requirements do not apply if the corporation’s common stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares. The statute permits various exemptions from its provisions, including business combinations that are exempted by the board of directors prior to the time that the interested stockholder becomes an interested stockholder.

The Maryland Business Combination Act may discourage others from trying to acquire control of the Fund and increase the difficulty of consummating any offer.

Maryland Control Share Acquisition Act

The Fund has elected, by resolution unanimously adopted by the Board of Directors of the Fund, to be subject to the MCSAA. The MCSAA provides that a holder of control shares of a Maryland corporation acquired in a control share acquisition will not be entitled to vote its control shares except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter (i.e., entitled to vote on the restoration of voting rights for the holder of the control shares). Shares owned by the acquiror, by officers or by directors who are employees of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquiror or in respect of which the acquiror is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquiror to exercise voting power in electing directors within one of the following ranges of voting power:

•	one-tenth or more but less than one-third,

•	one-third or more but less than a majority, or

•	a majority or more of all voting power.

Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval as described above. A control share acquisition means the acquisition of control shares, subject to certain exceptions.

A person who has made or proposes to make a control share acquisition may compel the board of directors of the corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the holder of control shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.

If voting rights for the holder of control shares are approved at a stockholders meeting and the acquiror becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquiror in the control share acquisition.

The MCSAA does not apply (a) to shares acquired in a merger, consolidation or share exchange if the Fund is a party to the transaction, (b) to shares acquired under the satisfaction of a pledge or other security interest created in good faith and not for the purpose of circumventing the MCSAA, or (c) to acquisitions of shares approved or exempted by a provision contained in the Charter or Bylaws of the Fund and adopted at any time before the acquisition of the shares. Common Stockholders (together with any person’s “associate” (as defined in the MCSAA)) that own less than ten percent of the shares entitled to vote in the election of directors are not affected by the restrictions under the MCSAA. In addition, the Bylaws provide that the MCSAA will not apply to any acquisition or proposed acquisition of Common Stock of the Fund by any company that, in accordance with the 1940 Act or SEC exemptive order or other regulatory relief or guidance, votes the shares held by it in the same proportion as the vote of all other holders of such security or all securities.

The MCSAA is designed to discourage others from trying to acquire control of the Fund for short-term objectives, including by converting the Fund to open-end status or changing the composition of the Board, that may be detrimental to the Fund’s ability to achieve its primary investment objective of seeking high current income. Such provisions may limit the ability of Common Stockholders to sell their Common Stock at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. In determining to opt in to the MCSAA, the Board of Directors considered its fiduciary obligations to the Fund. In particular, the Board of Directors considered whether the interests of a short-term professional investor seeking to arbitrage the Fund’s market price would be consistent with the interests of Common Stockholders that invested in the Fund due to its investment objective of seeking high current income. In order to seek to allow the Fund to achieve its investment objective for those long-term Common Stockholders, the Board of Directors determined that it would be in the best interests of the Fund to opt in to the MCSAA. In making this decision, the Board of Directors considered a decision in the U.S. District Court for the District of Maryland, which had the effect of allowing a closed-end fund organized in Maryland to remain opted in to the MCSAA notwithstanding a counterclaim alleging that the fund’s decision to opt in to the MCSAA violated Section 18(i) of the 1940 Act and that shareholders could sue to void these opt-ins under Section 47(b). A recent decision by the U.S. District Court for the Southern District of New York, however, held that certain Funds that opted into the MCSAA violated Section 18(i) of the 1940 Act. The decision has been affirmed by the U.S. Court of Appeals for the Second Circuit. These decisions are incompatible with the prior decision in Maryland federal court that allowed a registered closed-end fund organized as a Maryland corporation to remain opted into the MCSAA, resulting in a circuit split on the issue. There is a risk that a court could follow the reasoning of the New York federal court, as opposed to the decision of the Maryland federal court, when determining whether a closed-end fund organized in Maryland can opt in to the MCSAA. Additionally, on December 10, 2025, the United States Supreme Court heard oral arguments related to whether Section 47(b) of the 1940 Act creates a private right of action to seek rescission of the performance of allegedly unlawful fund contracts. The United States Supreme Court has not yet heard a case as it relates to the Section 18(i) analysis.

Derivative Actions, Direct Actions and Exclusive Jurisdiction

Unless the Fund consents in writing to the selection of an alternative forum, the Circuit Court for Baltimore City, Maryland, or, if that Court does not have jurisdiction, the United States District Court for the District of Maryland, Northern Division, shall be the sole and exclusive forum for (a) any Internal Corporate Claim, as such term is defined in the Maryland General Corporation Law (the “MGCL”), or any successor provision thereof, (b) any derivative action or proceeding brought on behalf of the Fund, (c) any action asserting a claim of breach of any duty owed by any director or officer or other employee of the Fund to the Fund or to the Common Stockholders of the Fund, (d) any action asserting a claim against the Fund or any director or officer or other employee of the Fund arising pursuant to any provision of the MGCL or the Charter or Bylaws or federal law, including the 1940 Act, or (e) any other action asserting a claim against the Fund or any director or officer or other employee of the Fund that is governed by the internal affairs doctrine. None of the foregoing actions, claims or proceedings may be brought in any court sitting outside the State of Maryland unless the Fund consents in writing to such court. Notwithstanding the foregoing, however, such provision shall not apply to any claims arising under U.S. federal securities law. The exclusive jurisdiction provision limits a Common Stockholder’s ability to litigate a claim in a jurisdiction that may be more favorable and convenient to the Common Stockholder. It may also make it more expensive for a Common Stockholder to bring a suit.

REPURCHASE OF FUND COMMON STOCK

The Fund is a closed-end investment company, and as such the Common Stockholders do not have the right to cause the Fund to redeem their Common Stock. Instead, liquidity will be provided through trading in the open market. Notice is hereby given in accordance with Section 23(c) of the 1940 Act that the Fund may purchase at market prices from time to time shares of its Common Stock in the open market but is under no obligation to do so.

On November 16, 2015, the Fund announced that its Board of Directors had authorized the Fund to repurchase in the open market up to approximately 10% of the Fund’s outstanding Common Stock when the Fund’s Common Stock is trading at a discount to net asset value. The Board has directed management of the Fund to repurchase shares of Common Stock at such times and in such amounts as management reasonably believes may enhance Common Stockholder value. The Fund is under no obligation to purchase Common Stock at any specific discount levels or in any specific amounts. During the year ended December 31, 2025, the Fund did not repurchase any Common Stock.

CERTAIN UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS

The discussion below and certain disclosure in the SAI provide general tax information related to an investment in the Fund’s Common Stock. Because tax laws are complex and often change, Common Stockholders should consult their tax advisors about the tax consequences of an investment in the Common Stock. Unless otherwise noted, the following tax discussion applies only to U.S. Common Stockholders that hold the Common Stock as capital assets. A U.S. Common Stockholder is a Common Stockholder who is, for U.S. federal income tax purposes, (i) an individual who is a citizen or resident of the United States, (ii) a U.S. corporation, (iii) a trust if it (a) is subject to the primary supervision of a court in the United States and one or more U.S. persons have the authority to control all substantial decisions of the trust or (b) has made a valid election to be treated as a U.S. person, or (iv) any estate the income of which is subject to U.S. federal income tax regardless of its source. This discussion is based upon present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change or differing interpretations (possibly with retroactive effect). This discussion does not represent a detailed description of the U.S. federal income tax consequences relevant to special classes of taxpayers including, without limitation, financial institutions, insurance companies, partnerships or other pass-through entities (or investors therein), U.S. Common Stockholders whose “functional currency” is not the U.S. dollar, tax-exempt organizations, dealers in securities or currencies, traders in securities that elect mark to market treatment, or persons that will hold Common Stock as a position in a “straddle,” “hedge” or as part of a “constructive sale” for U.S. federal income tax purposes. In addition, this discussion does not address U.S. federal estate or gift taxes or the application of the Medicare tax on net investment income or any U.S. federal alternative minimum tax.

Taxation of the Fund

The Fund has elected to be treated, and intends to qualify each taxable year, as a regulated investment company (a “RIC”) under Subchapter M of the Code.

To qualify under Subchapter M for the favorable U.S. federal income tax treatment generally accorded to RICs, the Fund must, among other things: (1) distribute to its Common Stockholders in each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code, but determined without regard to the deduction for dividends paid) and its net tax-exempt income; (2) derive in each taxable year at least 90% of its gross income from (a) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) net income derived from interests in certain publicly traded partnerships that are treated as partnerships for U.S. federal income tax purposes and that derive less than 90% of their gross income from the items described in (a) above (each a “Qualified Publicly Traded Partnership”); and (3) diversify its holdings so that, at the end of each quarter of each taxable year, (a) at least 50% of the value of the Fund’s total assets is represented by cash and cash items (including receivables), U.S. government securities, the securities of other RICs and other securities, with such other securities limited, with respect to any one issuer, to an amount not greater in value than 5% of the value of the Fund’s total assets, and to not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund’s total assets is represented by the securities (other than U.S. government securities or the securities of other RICs) of (I) any one issuer, (II) any two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or (III) any one or more Qualified Publicly Traded Partnerships. As a RIC, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes in each taxable year to its Common Stockholders. The Fund intends to distribute to its Common Stockholders, at least annually, substantially all of its investment company taxable income and net capital gain.

If the Fund fails to satisfy as of the close of any quarter the asset diversification test referred to in the preceding paragraph, it will have 30 days to cure the failure by, for example, selling securities that are the source of the violation. Other cure provisions are available in the Code for a failure to satisfy the asset diversification test, but any such cure provision may involve the payment of a penalty excise tax.

If the Fund failed to qualify for the favorable tax treatment accorded to RICs in any taxable year, the Fund would be subject to U.S. federal income tax at regular corporate rates on its taxable income (including distributions of net capital gain), even if such income were distributed to its Common Stockholders, and all distributions out of earnings and profits would be taxed to Common Stockholders as ordinary dividend income. Such distributions generally would be eligible (i) to be treated as “qualified dividend income” in the case of individual and other non-corporate Common Stockholders and (ii) for the dividends received deduction in the case of corporate Common Stockholders. To qualify again to be taxed as a RIC in a subsequent year, the Fund would be required to distribute to its Common Stockholders its earnings and profits attributable to non-RIC years reduced by an interest charge on 50% of such earnings and profits payable by the Fund to the IRS. In addition, if the Fund failed to qualify as a RIC for a period greater than two taxable years, then the Fund would be required to elect to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) or, alternatively, be subject to taxation on such built-in gain recognized for a period of 5 years, in order to qualify as a RIC in a subsequent year.

A RIC that fails to distribute, by the close of each calendar year, an amount at least equal to the sum of 98% of its ordinary taxable income for such calendar year and 98.2% of its capital gain net income (adjusted for certain ordinary losses) for the one-year period ending on October 31 of such calendar year, plus any shortfalls from any prior year’s required distribution, is liable for a 4% excise tax on the portion of the undistributed amounts of such income that are less than the required distributions. For these purposes, the Fund will be deemed to have distributed any income or gain on which it paid U.S. federal income tax.

Distributions

Distributions to Common Stockholders by the Fund of ordinary income (including accrued market discount), and of net short-term capital gains, if any, realized by the Fund will generally be taxable to Common Stockholders as ordinary income to the extent such distributions are paid out of the Fund’s current or accumulated earnings and profits. Distributions, if any, of net capital gains properly reported as “capital gain dividends” will be taxable as long-term capital gains, regardless of the length of time the Common Stockholder has owned Common Stock. A distribution of an amount in excess of the Fund’s current and accumulated earnings and profits (as determined for U.S. federal income tax purposes) will be treated by a Common Stockholder as a return of capital which will be applied against and reduce the Common Stockholder’s basis in its Common Stock. To the extent that the amount of any such distribution exceeds the Common Stockholder’s basis in its Common Stock, the excess will be treated by the Common Stockholder as gain from a sale or exchange of the Common Stock. Distributions paid by the Fund generally will not be eligible for the dividends received deduction allowed to corporations or for the reduced rates applicable to certain qualified dividend income received by non-corporate Common Stockholders.

Certain distributions reported by the Fund as Section 163(j) interest dividends may be treated as interest income by Common Stockholders for purposes of the tax rules applicable to interest expense limitations under Section 163(j). Such treatment by the Common Stockholder is generally subject to holding period requirements and other potential limitations. The amount that the Fund is eligible to report as a Section 163(j) dividend for a tax year is generally limited to the excess of the Fund’s business interest income over the sum of the Fund’s (i) business interest expense and (ii) other deductions properly allocable to the Fund’s business interest income.

Distributions will be treated in the manner described above regardless of whether such distributions are paid in cash or invested in additional Common Stock pursuant to the Plan. Common Stockholders receiving distributions in the form of additional Common Stock will be treated as receiving a distribution in the amount of cash that they would have received if they had elected to receive the distribution in cash, unless the Fund issues additional Common Stock with a fair market value equal to or greater than net asset value, in which case such Common Stockholders will be treated as receiving a distribution in the amount of the fair market value of the distributed Common Stock. The additional Common Stock received by a Common Stockholder pursuant to the Plan will have a new holding period commencing on the day following the day on which the Common Stock is credited to the Common Stockholder’s account.

Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to Common Stockholders of record on a specified date in one of those months, and paid during the following January, will be treated as having been distributed by the Fund (and received by Common Stockholders) on December 31 of the year in which declared.

The Fund may elect to retain its net capital gain or a portion thereof for investment and be taxed at corporate rates on the amount retained. In such case, the Fund may designate the retained amount as undistributed capital gains in a written notice to its Common Stockholders, who will be treated as if each received a distribution of his pro rata share of such gain, with the result that each Common Stockholder will (i) be required to report its pro rata share of such gain on its tax return as long-term capital gain, (ii) receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain and (iii) increase the tax basis for its Common Stock by an amount equal to the deemed distribution less the tax credit.

Sale or Exchange of Common Stock

In general, the sale, exchange or other disposition of Common Stock will result in capital gain or loss to Common Stockholders. A Common Stockholder’s gain or loss generally will be a long-term capital gain or loss if the Common Stock has been held for more than one year. Present law taxes both long- and short-term capital gains of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, however, long-term capital gains are currently eligible for reduced rates of taxation. Losses realized by a holder on the sale, exchange or other disposition of Common Stock held for six months or less are treated as long-term capital losses to the extent of any distribution of long-term capital gain received (or amounts designated as undistributed capital gains) with respect to such Common Stock. In addition, no loss will be allowed on the sale, exchange or other disposition of Common Stock if the Common Stockholder acquires (including pursuant to the Plan) or enters into a contract or option to acquire securities that are substantially identical to such Common Stock within 30 days before or after the disposition. In such case, the basis of the securities acquired will be adjusted to reflect the disallowed loss.

Backup Withholding

The Fund may be required to withhold from all distributions and redemption proceeds payable to U.S. Common Stockholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain Common Stockholders specified in the Code generally are exempt from such backup withholding. This backup withholding is not an additional tax. Any amounts withheld may be refunded or credited against a Common Stockholder’s U.S. federal income tax liability, provided the required information is timely furnished to the IRS.

Non-U.S. Common Stockholders

If a Common Stockholder is a nonresident alien individual, a foreign trust or estate or a foreign corporation, as defined for U.S. federal income tax purposes (other than such a Common Stockholder whose ownership of Common Stock is effectively connected with a U.S. trade or business), certain dividends received by such Common Stockholder from the Fund (including any dividends payable in Common Stock) may be subject to U.S. federal withholding tax. To the extent that Fund distributions consist of ordinary dividends that are subject to withholding, the applicable withholding agent will generally be required to withhold U.S. federal income tax at the rate of 30% (or such lower rate as may be determined in accordance with any applicable treaty). However, dividends paid by the Fund that are “interest-related dividends” or “short-term capital gain dividends” will generally be exempt from such withholding, in each case to the extent the Fund properly reports such dividends to Common Stockholders. For these purposes, interest-related dividends and short-term capital gain dividends generally represent distributions of interest or short-term capital gains that would not have been subject to U.S. federal withholding tax at the source if received directly by a non-U.S. Common Stockholder, and that satisfy certain other requirements. Net capital gain dividends (that is, distributions of the excess of net long-term capital gain over net short-term capital loss) distributed by the Fund to a non-U.S. Common Stockholder will not be subject to U.S. federal withholding tax.

The Fund may be required to withhold from distributions to non-U.S. Common Stockholders that are otherwise exempt from U.S. federal withholding tax (or taxable at a reduced treaty rate) unless the non-U.S. Common Stockholder certifies its foreign status under penalties of perjury or otherwise establishes an exemption.

Additional Withholding Requirements

Under Sections 1471 through 1474 of the Code (such Sections commonly referred to as “FATCA”), a 30% U.S. federal withholding tax may apply to any dividends that the Fund pays to (i) a “foreign financial institution” (as specifically defined in the Code), whether such foreign financial institution is the beneficial owner or an intermediary, unless such foreign financial institution agrees to verify, report and disclose its “United States account” holders (as specifically defined in the Code) and meets certain other specified requirements or (ii) a non-financial foreign entity, whether such non-financial foreign entity is the beneficial owner or an intermediary, unless such entity provides a certification that the beneficial owner of the payment does not have any substantial United States owners or provides the name, address and taxpayer identification number of each such substantial United States owner and certain other specified requirements are met. In certain cases, the relevant foreign financial institution or non-financial foreign entity may qualify for an exemption from, or be deemed to be in compliance with, these rules. In addition, foreign financial institutions located in jurisdictions that have an intergovernmental agreement with the United States governing FATCA may be subject to different rules. You should consult your own tax advisor regarding FATCA and whether it may be relevant to your ownership and disposition of Common Stock.

The foregoing tax discussion is for general information only. Common Stockholders are advised to consult with their own tax advisors for more detailed information concerning federal income tax matters.

PLAN OF DISTRIBUTION

We may sell our Common Stock, including to existing Common Stockholders in a rights offering, from time to time under this Prospectus and any related Prospectus Supplement in any one or more of the following ways (1) directly to one or more purchasers (including to existing Common Stockholders in a rights offering), (2) through agents for the period of their appointment, (3) to underwriters as principals for resale to the public, (4) to dealers as principals for resale to the public, (5) through “at-the-market” transactions or (6) pursuant to our Plan.

Our securities may be sold from time to time in one or more transactions at a fixed price or fixed prices, which may change; at prevailing market prices at the time of sale; prices related to prevailing market prices; at varying prices determined at the time of sale; or at negotiated prices. Our securities may be sold other than for cash, including in exchange transactions for non-control securities, or may be sold for a combination of cash and securities. The Prospectus Supplement will describe the method of distribution of our securities offered therein. In the case of a rights offering, the applicable Prospectus Supplement will set forth the number of shares of our Common Stock issuable upon the exercise of each right and the other terms of such rights offering.

Each Prospectus Supplement relating to an offering of our securities will state the terms of the offering, including:

•	the names of any agents, underwriters or dealers;

•	any sales loads, underwriting discounts and commissions or agency fees and other items constituting underwriters’ or agents’ compensation;

•	any discounts, commissions, fees or concessions allowed or reallowed or paid to dealers or agents;

•	the public offering or purchase price of the offered securities and the estimated net proceeds we will receive from the sale; and

•	any securities exchange on which the offered securities may be listed.

Any public offering price and any discounts or concessions allowed or reallowed or paid to dealers may be changed from time to time.

Direct Sales

We may sell our securities directly to, and solicit offers from, purchasers, including institutional investors or others who may be deemed to be underwriters as defined in the Securities Act for any resales of the securities. In this case, no underwriters or agents would be involved. We may use electronic media, including the internet, to sell offered securities directly. We will describe the terms of any of those sales in a Prospectus Supplement.

Distribution Through Agents

We may offer and sell our securities on a continuous basis through agents that we designate. We will name any agent involved in the offer and sale and describe any commissions payable by us in the Prospectus Supplement. Unless otherwise indicated in the Prospectus Supplement, the agents will be acting on a best efforts basis for the period of their appointment.

Offers to purchase our securities may be solicited directly by the issuer or by agents designated by the issuer from time to time. Any such agent, who may be deemed to be an underwriter as the term is defined in the Securities Act, involved in the offer or sale of the offered securities in respect of which this Prospectus is delivered will be named, and any commissions payable by the issuer to such agent set forth, in a Prospectus Supplement.

Distribution Through Underwriters

We may offer and sell our securities from time to time to one or more underwriters who would purchase the securities as principal for resale to the public either on a firm commitment or best efforts basis. If we sell our securities to underwriters, we will execute an underwriting agreement with them at the time of the sale and will name them in the Prospectus Supplement. In connection with these sales, the underwriters may be deemed to have received compensation from us in the form of underwriting discounts and commissions. The underwriters also may receive commissions from purchasers of our securities for whom they may act as agent. Unless otherwise stated in the Prospectus Supplement, the underwriters will not be obligated to purchase our securities unless the conditions set forth in the underwriting agreement are satisfied, and if the underwriters purchase any of the securities, they will be required to purchase all of the offered securities. In the event of default by any underwriter, in certain circumstances, the purchase commitments may be increased among the non-defaulting underwriters or the underwriting agreement may be terminated. The underwriters may sell the offered securities to or through dealers, and those dealers may receive discounts, concessions or commissions from the underwriters as well as from the purchasers for whom they may act as agent. Sales of the offered securities by underwriters may be in one or more transactions, including negotiated transactions, at a fixed public offering price or at varying prices determined at the time of sale. The Prospectus Supplement will describe the method of reoffering by the underwriters. The Prospectus Supplement will also describe the discounts and commissions to be allowed or paid to the underwriters, if any, all other items constituting underwriting compensation, and the discounts and commissions to be allowed or paid to dealers, if any. If a Prospectus Supplement so indicates, we may grant the underwriters an option to purchase additional shares of our securities at the public offering price, less the underwriting discounts and commissions, within a specified number of days from the date of the Prospectus Supplement, to cover any overallotments.

Distribution Through Dealers

We may offer and sell our securities from time to time to one or more dealers who would purchase the securities as principal. The dealers then may resell the offered securities to the public at fixed or varying prices to be determined by those dealers at the time of resale. We will set forth the names of the dealers and the terms of the transaction in the Prospectus Supplement.

Distribution Through At-the-Market Offerings

We may engage in at-the-market offerings to or through a market maker or into an existing trading market, on an exchange or otherwise, in accordance with Rule 415(a)(4). An at-the-market offering may be through one or more underwriters or dealers acting as principal or agent for us.

General Information

Agents, underwriters, or dealers participating in an offering of our securities may be deemed to be underwriters, and any discounts and commissions received by them and any profit realized by them on resale of the offered securities for whom they may act as agent, may be deemed to be underwriting discounts and commissions under the Securities Act.

We may offer to sell our securities either at a fixed price or at prices that may vary, at market prices prevailing at the time of sale, at prices related to prevailing market prices, or at negotiated prices.

If indicated in the applicable Prospectus Supplement, we may authorize underwriters or other persons acting as our agents to solicit offers by certain institutions to purchase securities from us pursuant to contracts providing for payment and delivery on a future date. Institutions with which these contracts may be made include: commercial and savings banks, insurance companies, pension funds, educational and charitable institutions and others, but in all cases these institutions must be approved by us. The obligations of any purchaser under any contract will be subject only to those conditions described in the applicable Prospectus Supplement. The underwriters and the other agents will not have any responsibility for the validity or performance of the contracts. The applicable Prospectus Supplement will describe the commission payable for solicitation of those contracts.

In connection with any offering of the securities in an underwritten transaction, the underwriters may engage in transactions that stabilize, maintain, or otherwise affect the market price of the Common Stock. Those transactions may include overallotment, entering stabilizing bids, effecting syndicate covering transactions, and reclaiming selling concessions allowed to an underwriter or a dealer.

•	An overallotment in connection with an offering creates a short position in the offered securities for the underwriters’ own account.

•	An underwriter may place a stabilizing bid to purchase an offered security for the purpose of pegging, fixing, or maintaining the price of that security.

•

Underwriters may engage in syndicate covering transactions to cover overallotments or to stabilize the price of the offered securities by bidding for, and purchasing, the offered securities or any other securities in the open market in order to reduce a short position created in connection with the offering.

•

The managing underwriter may impose a penalty bid on a syndicate member to reclaim a selling concession in connection with an offering when offered securities originally sold by the syndicate member are purchased in syndicate covering transactions or otherwise.

Any of these activities may stabilize or maintain the market price of the securities above independent market levels. The underwriters are not required to engage in these activities, and may end any of these activities at any time.

Any underwriters that are qualified market makers on the NYSE may engage in passive market making transactions in our securities on the NYSE in accordance with Regulation M under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), during the business day prior to the pricing of the offering, before the commencement of offers or sales of the Common Stock. Passive market makers must comply with applicable volume and price limitations and must be identified as passive market makers. In general, a passive market maker must display its bid at a price not in excess of the highest independent bid for such security; if all independent bids are lowered below the passive market maker’s bid, however, the passive market maker’s bid must then be lowered when certain purchase limits are exceeded. Passive market making may stabilize the market price of the securities at a level above that which might otherwise prevail in the open market and, if commenced, may be discontinued at any time.

We will not require underwriters or dealers to make a market in the Common Stock. Any underwriters to whom the offered securities are sold for offering and sale may make a market in the offered securities, but the underwriters will not be obligated to do so and may discontinue any market-making at any time without notice.

Under agreements entered into with us, underwriters and agents may be entitled to indemnification by us against certain civil liabilities, including liabilities under the Securities Act, or to contribution for payments the underwriters or agents may be required to make. The underwriters, agents, and their affiliates may engage in financial or other business transactions with us and our subsidiaries, if any, in the ordinary course of business.

The aggregate offering price specified on the cover of this Prospectus relates to the offering of the securities not yet issued as of the date of this Prospectus. The place and time of delivery for the offered securities in respect of which this Prospectus is delivered are set forth in the accompanying Prospectus Supplement.

To the extent permitted under the 1940 Act and the rules and regulations promulgated thereunder, the underwriters may from time to time act as a broker or dealer and receive fees in connection with the execution of our portfolio transactions after the underwriters have ceased to be underwriters and, subject to certain restrictions, each may act as a broker while it is an underwriter.

A Prospectus and accompanying Prospectus Supplement in electronic form may be made available on the websites maintained by the underwriters. The underwriters may agree to allocate our securities for sale to their online brokerage account holders. Such allocations of our securities for internet distributions will be made on the same basis as other allocations. In addition, our securities may be sold by the underwriters to securities dealers who resell securities to online brokerage account holders.

Dividend Reinvestment Plan

We may issue and sell shares of Common Stock pursuant to our Plan.

CUSTODIAN AND TRANSFER AGENT

The custodian of the assets of the Fund is The Bank of New York Mellon, 225 Liberty Street, New York, New York 10286. The custodian performs custodial, fund accounting and portfolio accounting services. The Fund’s transfer, Common Stockholder services and dividend paying agent is Computershare Inc., 462 South 4th Street, Suite 1600, Louisville, KY 40202.

LEGAL MATTERS

Certain legal matters in connection with the securities will be passed upon for the Fund by Simpson Thacher & Bartlett LLP, Washington, D.C. Simpson Thacher & Bartlett LLP may rely as to certain matters of Maryland law on the opinion of Venable LLP, Baltimore, Maryland.

INCORPORATION BY REFERENCE

As noted above, this Prospectus is part of a registration statement filed with the SEC. Pursuant to the final rule and form amendments adopted by the SEC on April 8, 2020, the Fund is permitted to “incorporate by reference” certain information filed with the SEC, which means that the Fund can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be part of this Prospectus, and later information that the Fund files with the SEC will automatically update and supersede this information.

The documents listed below, and any reports and other documents subsequently filed with the SEC pursuant to Rule 30(b)(2) under the 1940 Act and Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act, prior to the termination of the offering will be incorporated by reference into this Prospectus and deemed to be part of this Prospectus from the date of the filing of such reports and documents:

•	the Fund’s Statement of Additional Information, dated [ ], 2026, filed with the accompanying Prospectus;

•	the Fund’s Annual Report on Form N-CSR, filed on March 2, 2026;

•	the Fund’s Semi-Annual Report on Form N-CSRS, filed on August 26, 2025;

•	the Fund’s Proxy Statement on Form DEF 14A, filed on September 16, 2025;

•	the Fund’s description of Common Stock on Form 8-A, filed on October 31, 2003.

You may obtain copies of any information incorporated by reference into this Prospectus, at no charge, by calling toll-free (888) 777-0102 or by writing to the Fund at One Madison Avenue, 17th Floor, New York, New York 10010. The Fund’s periodic reports filed pursuant to Section 30(b)(2) of the 1940 Act and Sections 13 and 15(d) of the Exchange Act, as well as this Prospectus and the SAI, are available on the Fund’s website http://www.franklintempleton.com/investments/options/closed-end-funds. In addition, the SEC maintains a website at www.sec.gov, free of charge, that contains these reports, the Fund’s proxy and information statements, and other information relating to the Fund.

FINANCIAL STATEMENTS

The audited financial statements included in the annual report to the Fund’s Common Stockholders for the fiscal year ended December 31, 2025 and together with the report of [    ] for the Fund’s annual report, are incorporated herein by reference to the Fund’s annual report to Common Stockholders. All other portions of the annual report to Common Stockholders are not incorporated herein by reference and are not part of the registration statement, the SAI, the Prospectus or any Prospectus Supplement.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

[ ] serves as the Independent Registered Public Accounting Firm of the Fund and audits the financial statements of the Fund [ ] is located at [ ].

WHERE YOU CAN FIND MORE INFORMATION

We are subject to the informational requirements of the Exchange Act and the 1940 Act, and are required to file reports (including our annual and semi-annual reports), proxy statements and other information with the SEC. Our most recent shareholder report filed with the SEC is for the period ended December 31, 2025. Such reports, proxy statements and other information, as well as the registration statement and the amendments, exhibits and schedules thereto, can be inspected and copied at the public reference facilities maintained by the SEC in Washington, D.C. Information about the operation of the public reference facilities may be obtained by calling the SEC at (202) 551-8090. You can obtain the same information free of charge from the SEC’s website at www.sec.gov. You may also e-mail requests for these documents to publicinfo@sec.gov.

This Prospectus does not contain all of the information in our registration statement, including amendments, exhibits, and schedules. Statements in this Prospectus about the contents of any contract or other document are not necessarily complete and in each instance reference is made to the copy of the contract or other document filed as an exhibit to the registration statement, each such statement being qualified in all respects by this reference. Additional information about us can be found in our Registration Statement (including amendments, exhibits, and schedules) on Form N-2 filed with the SEC. The SEC maintains a web site (www.sec.gov) that contains our Registration Statement, other documents incorporated by reference, and other information we have filed electronically.

The information in this Prospectus Supplement is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED JUNE 30, 2026

Filed Pursuant to Rule 424(b)(5)

Registration Statement No. 333-[   ]

FORM OF PROSPECTUS SUPPLEMENT

(to Prospectus dated     , 202[●])

Western Asset Emerging Markets Debt Fund Inc.

Up to    Shares of

Common Stock

The Fund. Western Asset Emerging Markets Debt Fund Inc. (the “Fund”), a Maryland corporation, is a diversified, closed-end management investment company.

Investment Objectives. The Fund’s primary investment objective is to seek high current income and its secondary investment objective is capital appreciation. There can be no assurance that the Fund will achieve its investment objectives.

Investment Strategies. Under normal market conditions, the Fund invests at least 80% of its managed assets in debt securities of issuers in emerging market countries. The Fund may invest up to 20% of its managed assets in (i) non-debt securities and (ii) non-emerging market issuers, including equity securities. Equity securities include common stocks traded on an exchange or in the over the counter market, preferred stocks, warrants, rights, convertible securities, depositary receipts, trust certificates, limited partnership interests, shares of other investment companies and real estate investment trusts. The Fund may invest in securities denominated in currencies of emerging market countries.

The Fund’s shares of common stock, par value $0.001 per share (“Common Stock”), are listed on the New York Stock Exchange (“NYSE”) under the trading or “ticker” symbol “EMD.” The net asset value of our Common Stock at the close of business on [   ], 2026 was $[  ] per share, and the last sale price per share of our Common Stock on the NYSE on that date was $[   ].

You should read this Prospectus Supplement and the accompanying Prospectus (which includes a Statement of Additional Information, dated [   ] , 2026 (the “SAI”), incorporated by reference in its entirety therein, containing additional information about us, which has been filed with the Securities and Exchange Commission (“SEC”)), before deciding whether to invest and retain it for future reference. You may request a free copy of the SAI (the table of contents of which is on page 81 of the accompanying Prospectus), annual and semi-annual reports to Common Stockholders (when available), and additional information about the Fund by calling (888) 777-0102, by writing to the Fund at One Madison Avenue, 17th Floor, New York, New York 10010 or visiting the Fund’s website (http://www.franklintempleton.com/investments/options/closed-end-funds). The information contained in, or accessed through, the Fund’s website is not part of this Prospectus Supplement. Such materials, as well as the Fund’s annual and semi-annual reports (when available) and other information regarding the Fund, are also available on the SEC’s website (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov.

Investing in the Fund’s securities involves certain risks. You could lose some or all of your investment. See “Risks” beginning on page 32 of the accompanying Prospectus.

Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined if this Prospectus Supplement or the accompanying Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

	Per Share	Total(1)
Public offering price
Sales load(2)
Proceeds, after expenses, to the Fund(3)

[We have granted the underwriters an option to purchase up to an additional shares of our Common Stock at the public offering price, less the underwriting discount, to cover over-allotments, if any, within [  ] days from the date of this Prospectus Supplement. If the underwriters exercise the option in full, the total underwriting discount will be $  , and the proceeds, before expenses, to us will be $  .]

[Underwriter(s)]

This Prospectus Supplement is dated    , 2026.

The Fund’s securities do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency.

Capitalized terms used herein that are not otherwise defined shall have the meanings assigned to them in the accompanying Prospectus.

S-ii

Prospectus

You should rely only on the information contained or incorporated by reference in this Prospectus Supplement and the accompanying Prospectus. This Prospectus Supplement and the accompanying Prospectus set forth certain information about us that a prospective investor should carefully consider before making an investment in our securities. This Prospectus Supplement, which describes the specific terms of this offering, also adds to and updates information contained in the accompanying Prospectus and the documents incorporated by reference in the Prospectus. The Prospectus gives more general information, some of which may not apply to this offering. If the description of this offering varies between this Prospectus Supplement and the accompanying Prospectus, you should rely on the information contained in this Prospectus Supplement; provided that if any statement in one of these documents is inconsistent with a statement in another document having a later date and incorporated by reference into

S-iii

the Prospectus or Prospectus Supplement, the statement in the incorporated document having the later date modifies or supersedes the earlier statement. We have not authorized anyone to provide you with different information.

If anyone provides you with different or inconsistent information, you should not rely on it. We are not making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted or where the person making the offer or sale is not qualified to do so or to any person to whom it is not permitted to make such offer or sale. The information contained in or incorporated by reference in this Prospectus Supplement and the accompanying Prospectus is accurate only as of the respective dates on their front covers, regardless of the time of delivery of this Prospectus Supplement, the accompanying Prospectus, or the sale of the securities. Our business, financial condition, results of operations and prospects may have changed since that date.

S-iv

CAUTIONARY NOTICE REGARDING FORWARD-LOOKING STATEMENTS

This Prospectus Supplement, the accompanying Prospectus and the SAI contain forward-looking statements. All statements other than statements of historical facts included in this Prospectus Supplement and the accompanying Prospectus that address activities, events or developments that we expect, believe or anticipate will or may occur in the future are forward-looking statements including, in particular, the statements about our plans, objectives, strategies and prospects regarding, among other things, our financial condition, results of operations and business. We have identified some of these forward-looking statements with words like “believe,” “may,” “could,” “might,” “forecast,” “possible,” “potential,” “project,” “will,” “should,” “expect,” “intend,” “plan,” “predict,” “anticipate,” “estimate,” “approximate” or “continue” and other words and terms of similar meaning and the negative of such terms. Such forward-looking statements may be contained in this Prospectus Supplement as well as in the accompanying Prospectus and the SAI. These forward-looking statements are based on current expectations about future events affecting us and are subject to uncertainties and factors relating to our operations and business environment, all of which are difficult to predict and many of which are beyond our control. Many factors mentioned in our discussion in this Prospectus Supplement and the accompanying Prospectus, including the risks outlined under “Risks” in the accompanying Prospectus, will be important in determining future results. In addition, several factors that could materially affect our actual results are the dependence of our future success on the general economy and its impact on the industries in which we invest and other factors discussed in our periodic filings with the SEC.

Although we believe that the expectations reflected in our forward-looking statements are reasonable, we do not know whether our expectations will prove correct. They can be affected by inaccurate assumptions we might make or by known or unknown risks and uncertainties. The factors identified above are believed to be important factors, but not necessarily all of the important factors, that could cause our actual results to differ materially from those expressed in any forward-looking statement. Unpredictable or unknown factors could also have material adverse effects on us. Since our actual results, performance or achievements could differ materially from those expressed in, or implied by, these forward-looking statements, we cannot give any assurance that any of the events anticipated by the forward-looking statements will occur or, if any of them do, what impact they will have on our results of operations and financial condition. All forward-looking statements included in this Prospectus Supplement, the accompanying Prospectus or the SAI are expressly qualified in their entirety by the foregoing cautionary statements. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of such documents. We do not undertake any obligation to update, amend or clarify these forward-looking statements or the risk factors contained therein, whether as a result of new information, future events or otherwise, except as may be required under the federal securities laws. The forward-looking statements in this Prospectus Supplement, the accompanying Prospectus and the SAI are excluded from the safe harbor protection provided by Section 27A of the Securities Act.

S-v

PROSPECTUS SUPPLEMENT SUMMARY

This summary highlights selected information contained elsewhere in this Prospectus Supplement and the accompanying Prospectus. This summary provides an overview of selected information and does not contain all of the information you should consider before investing in our Common Stock. You should read carefully the entire Prospectus Supplement, the accompanying Prospectus, including the section entitled “Risks,” the statement of additional information incorporated by reference into the Prospectus (the “SAI”) and the financial statements and related notes, before making an investment decision.

The Fund	Western Asset Emerging Markets Debt Fund Inc., a Maryland corporation (the “Fund”), is a diversified, closed-end management investment company.

Investment Objectives and Strategies	The Fund’s primary investment objective is to seek high current income and its secondary investment objective is capital appreciation. There can be no assurance the Fund will achieve its investment objectives. See “The Fund’s Investments.”

The Fund intends to achieve its objective by investing primarily in U.S. dollar and non-U.S. dollar denominated debt securities of issuers in emerging market countries. Under normal market conditions, the Fund invests at least 80% of its managed assets in debt securities of issuers in emerging market countries. “Emerging market country” is defined as any country which is, at the time of investment, (i) represented in the J.P. Morgan Emerging Markets Bond Index Global Diversified or the J.P. Morgan Corporate Emerging Market Bond Index Broad or (ii) categorized by the World Bank in its annual categorization as middle- or low-income.

The Fund may invest up to 20% of its managed assets in (i) non-debt securities and (ii) non-emerging market issuers, including equity securities. Equity securities include common stocks traded on an exchange or in the over the counter market, preferred stocks, warrants, rights, convertible securities, depositary receipts, trust certificates, limited partnership interests, shares of other investment companies and real estate investment trusts (“REITs”). Except as otherwise indicated in this Prospectus, convertible securities are not subject to any minimum credit quality requirements. The Fund may invest in securities denominated in currencies of emerging market countries.

The Fund will seek to maintain an average portfolio duration between 20% above and 20% below the average duration of the JPMorgan Emerging Markets Bond Index Global Diversified.

In anticipation of or in response to adverse market conditions, for cash management purposes, or for defensive purposes, the Fund may invest up to 100% of its managed assets in cash equivalents and short-term fixed-income securities. Upon the Manager’s recommendation, for temporary defensive purposes and in order to keep the Fund’s cash fully invested, the Fund may deviate from its investment objectives and policies and invest some or all of its managed assets in investments of non-corporate issuers, including high-quality, short-term debt securities. The Fund may not achieve its investment objectives when it does so.

The Fund may purchase Rule 144A securities for which there is a secondary market of qualified institutional buyers.

The Investment Manager	Franklin Templeton Fund Adviser, LLC (“FTFA” or the “Manager”) is the Fund’s investment manager. The Manager, an indirect wholly-owned subsidiary of Franklin Resources, Inc., a global investment management organization operating as Franklin Templeton, is a registered investment adviser and provides administrative and management services to the Fund. In addition, the Manager performs administrative and management services necessary for the operation of the Fund, such as (1) supervising the overall administration of the Fund, including negotiation of contracts and fees with and the monitoring of performance and billings of the Fund’s transfer agent, Common Stockholder servicing agents, custodian and other independent contractors or agents; (2) providing certain compliance, Fund accounting, regulatory reporting and tax reporting services; (3) preparing or participating in the preparation of the Fund’s Board of Directors (the “Board” or “Board of Directors”) materials, registration statements, proxy statements and reports and other communications to Common Stockholders; (4) maintaining the Fund’s existence and (5) during such times as Common Stock is publicly offered, maintaining the registration and qualification of the Fund’s Common Stock under federal and state laws. As of March 31, 2026 the Manager’s total assets under management were approximately $133.87 billion. Franklin Templeton is a global asset management firm. As of March 31, 2026, Franklin Templeton’s asset management operation had aggregate assets under management of approximately $1.68 trillion.

The Manager receives an annual fee, payable monthly, in an amount equal to 0.85% of the Fund’s average daily net assets plus the proceeds of any outstanding borrowings used for leverage and any proceeds from the issuance of preferred stock.

The Fund will pay all of its offering expenses. The Fund’s management fees and other expenses are borne by holders of Common Stock (the “Common Stockholders”). See “Summary of Fund Expenses” in this Prospectus Supplement and “Management of the Fund” in the accompanying Prospectus.

Subadviser	Western Asset Management Company, LLC (“Western Asset”), the Fund’s subadviser, is responsible for the day-to-day portfolio management of the Fund, subject to the supervision of the Board of Directors and the Manager.

S-7

As of March 31, 2026, Western Asset and its supervised affiliates had approximately $223.97 billion in assets under management.

Western Asset receives an annual subadvisory fee, payable monthly, from the Manager in an amount equal to 70% of the management fee paid to the Manager. No fee will be paid by the Fund directly to Western Asset. See “Management of the Fund” in the accompanying Prospectus.

Non-U.S. Subadviser	In connection with Western Asset’s service to the Fund, Western Asset Management Company Limited (“Western Asset Limited”) and Western Asset Management Company Pte. Ltd (“Western Asset Singapore”) provide certain subadvisory services to the Fund pursuant to subadvisory agreements with Western Asset (each, the “Western Asset Limited Subadvisory Agreement” and the “Western Asset Singapore Subadvisory Agreement”). Western Asset Limited and Western Asset Singapore are generally responsible for managing investments denominated in currencies other than the U.S. dollar.

Western Asset pays Western Asset Limited and Western Asset Singapore a fee for their services at no additional expense to the Fund. Western Asset pays Western Asset Limited and Western Asset Singapore a monthly subadvisory fee in an amount equal to 100% of the management fee paid to Western Asset on the assets that Western Asset allocates to Western Asset Limited and Western Asset Singapore to manage. See “Management of the Fund.”

The Offering	Common Stock offered: shares

Shares outstanding after the offering: shares

Risks	See “Risks” beginning on page 32 of the accompanying Prospectus for a discussion of factors you should consider carefully before deciding to invest in the Fund’s Common Stock.

S-8

SUMMARY OF FUND EXPENSES

The purpose of the following table and example is to help you understand all fees and expenses holders of Common Stock would bear directly or indirectly. The table below is based on the capital structure of the Fund as of  (except as noted below), adjusted for the issuance of $  million additional shares of Common Stock.

STOCKHOLDER TRANSACTION EXPENSES
Sales Load (percentage of offering price)	—	%(1)
Offering Expenses Borne by the Fund (percentage of offering price)	—	%(2)
Dividend Reinvestment Plan Per Transaction Fee to Sell Shares Obtained Pursuant to the Plan	$5.00	(3)
TOTAL TRANSACTION EXPENSES (as a percentage of offering price)(4)

Percentage of Net Assets Attributable to shares of Common Stock (Assumes Leverage is Used)
ANNUAL EXPENSES
Management Fees(5)		%
Interest Payment on Borrowed Funds(6)		%
Other Expenses(7)		%
Annual Expenses (exclusive of current and deferred income tax expense)		%

[Current/Deferred Income Tax Expense(8)]		%

TOTAL ANNUAL EXPENSES (including current and deferred income tax expense)		%

(1)

The sales load will apply only if the securities to which the Prospectus relates are sold to or through underwriters. In such case, a corresponding Prospectus Supplement will disclose the applicable sales load.

(2)	The related Prospectus Supplement will disclose the estimated amount of offering expenses, the offering price and the offering expenses borne by the Fund as a percentage of the offering price.
(3)

Common Stockholders will pay brokerage charges if they direct the Plan Agent (defined below) to sell Common Stock held in a dividend reinvestment account. See “Dividend Reinvestment Plan.” There are no fees charged to Common Stockholders for participating in the Fund’s dividend reinvestment plan. However, Common Stockholders participating in the Plan that elect to sell their Common Stock obtained pursuant to the Plan would pay $5.00 per transaction to sell Common Stock.

(4)	The related Prospectus Supplement will disclose the offering price and the total Common Stockholder transaction expenses as a percentage of the offering price.
(5)

The Manager receives an annual fee, payable monthly, in an amount equal to 0.85% of the Fund’s average daily net assets plus the proceeds of any outstanding borrowings used for leverage and any proceeds from the issuance of preferred stock. For purposes of this table, we have assumed that the Fund has utilized borrowings in an aggregate amount of   % of its net assets (after their issuance). If the Fund were to use financial leverage in excess of   % of its net assets, the management fees shown would be higher.

(6)

Based on the Fund’s outstanding borrowings as of  $  million, which represented financial leverage of     % of the Fund’s net assets. The expense and rates associated with leverage may vary as and when borrowings are made.

(7)	Estimated based on amounts incurred in the period ended December 31, 2025 .
(8)

For the period ended  , we recorded $  of current/deferred income tax expense. The net income tax benefit is not reflected in the Fund’s expense ratio. The Fund has recorded a deferred income tax expense in prior years and may record such expense in future years.

S-9

Example

The following example illustrates the hypothetical expenses that you would pay on a $1,000 investment in Common Stock, assuming (i) “Total Annual Expenses” of % of net assets attributable to Common Stock (which assumes the Fund’s use of leverage in an aggregate amount equal to [ ]% of the Fund’s net assets) and (ii) a 5% annual return*:

1 Year	3 Years	5 Years	10 Years
$	$	$	$

*

The example above should not be considered a representation of future expenses. Actual expenses may be higher or lower than those shown. The example assumes that all dividends and distributions are reinvested at net asset value. Actual expenses may be greater or less than those assumed. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

S-10

USE OF PROCEEDS

Unless otherwise specified in a Prospectus Supplement, the Fund intends to invest the net proceeds of any offering of its securities in accordance with its investment objective and policies as stated herein. It is currently anticipated that the Fund will be able to invest substantially all of the net proceeds in accordance with its investment objective and policies within three months after the completion of any offering; however, the identification of appropriate investment opportunities pursuant to the Fund’s investment style or changes in market conditions may cause the investment period to extend as long as six months. Pending such investment, it is anticipated that the proceeds will be primarily invested in short-term money market instruments. The Fund may also invest in U.S. government securities.

CAPITALIZATION

The following table sets forth our capitalization (i) as of    , 20[ ] and (ii) as adjusted to give effect to the issuance of the shares of Common Stock offered hereby. As indicated below, Common Stockholders will bear the offering costs associated with this offering.

	Actual	As Adjusted
(Unaudited)
Net Assets:

Common Stock ($0.001 par value per share, 100,000,000 shares authorized, shares issued and outstanding (actual), shares issued and outstanding (as adjusted) and   issued and outstanding (as further adjusted))

Paid-in capital in excess of par value
Accumulated net investment loss, net of income taxes
Accumulated net realized gain on investments, net of income taxes
Net unrealized gains on investments, net of income taxes

Total Net Assets

S-11

DISTRIBUTIONS

We intend to make regular monthly cash distributions of all or a portion of our net investment income to Common Stockholders. The following table sets forth information about distributions we paid to our Common Stockholders, percentage participation by Common Stockholders in our Dividend Reinvestment Plan and reinvestments and related issuances of additional shares of Common Stock as a result of such participation (the information in the table is unaudited):

Distribution Payable Date to Common Stockholders	Amount of Distribution Per Share	Percentage of Common Stockholders Electing to Participate in Dividend Reinvestment Plan	Amount of Corresponding Reinvestment through Dividend Reinvestment Plan	Additional Shares of Common Stock Issued through Dividend Reinvestment Plan

Unless a Common Stockholder elects to receive distributions in cash (i.e., opt out), all of such Common Stockholder’s distributions, including any capital gains distributions on Common Stock, will be automatically reinvested in additional shares of Common Stock under the Fund’s Dividend Reinvestment Plan. See “Dividend Reinvestment Plan” in the accompanying prospectus.

S-12

MARKET AND NET ASSET VALUE INFORMATION

The Fund’s currently outstanding Common Stock is listed on the NYSE under the symbol “EMD.” Our Common Stock commenced trading on the NYSE on    .

Our Common Stock has traded both at a premium and at a discount in relation to the Fund’s net asset value per share. Although our Common Stock has traded at a premium to net asset value, we cannot assure that this will occur after any offering or that the Common Stock will not trade at a discount in the future. Our issuance of additional Common Stock may have an adverse effect on prices in the secondary market for our Common Stock by increasing the number of shares of Common Stock available, which may create downward pressure on the market price for our Common Stock. Shares of closed-end investment companies frequently trade at a discount to net asset value. See “Risks—Market Price Discount from Net Asset Value Risk” in the accompanying Prospectus.

The following table sets forth for each of the periods indicated the range of high and low closing sale price of our Common Stock and the quarter-end sale price, each as reported on the NYSE, the net asset value per share of Common Stock and the premium or discount to net asset value per share at which our Common Stock was trading. Net asset value is generally determined on each business day that the NYSE is open for business. See “Net Asset Value” for information in the accompanying Prospectus as to the determination of our net asset value.

	Quarterly Closing Sale Price		Quarter-End Closing
	High	Low	Sale Price	Net Asset Value Per Share of Common Stock(1)	Premium/(Discount) of Quarter-End Sale Price to Net Asset Value(2)
Fiscal Year 20[ ]

Source of market prices: Bloomberg.

(1)

Net asset value per share is determined as of close of business on the last day of the relevant quarter and therefore may not reflect the net asset value per share on the date of the high and low closing sales prices, which may or may not fall on the last day of the quarter. Net asset value per share is calculated as described in “Net Asset Value.”

(2)	Calculated as of the quarter-end closing sales price divided by the quarter-end net asset value.

On    , the last reported sale price of our Common Stock on the NYSE was $    , which represented a     of approximately   % to the net asset value per share reported by us on that date.

As of   , we had approximately   million shares of Common Stock outstanding and we had net assets attributable to Common Stockholders of approximately $   billion.

S-13

UNDERWRITING/PLAN OF DISTRIBUTION

[TO BE FURNISHED AT TIME OF OFFERING]

S-14

LEGAL MATTERS

Certain legal matters in connection with the securities will be passed upon for the Fund by Simpson Thacher & Bartlett LLP, Washington, D.C. and for the underwriters by    . Simpson Thacher & Bartlett LLP may rely as to certain matters of Maryland law on the opinion of Venable LLP, Baltimore, Maryland.

S-15

FINANCIAL STATEMENTS

The audited financial statements included in the annual report to the Fund’s Common Stockholders for the fiscal year ended December 31, 2025 and together with the report of    for the Fund’s annual report, are incorporated herein by reference to the Fund’s annual report to Common Stockholders. All other portions of the annual report and semi-annual report to Common Stockholders are not incorporated herein by reference and are not part of the registration statement, the SAI, the Prospectus or any Prospectus Supplement.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

    serves as the Independent Registered Public Accounting Firm of the Fund and audits the financial statements of the Fund.    is located at    .

INCORPORATION BY REFERENCE

As noted above, this Prospectus Supplement is part of a registration statement filed with the SEC. Pursuant to the final rule and form amendments adopted by the SEC on April 8, 2020, the Fund is permitted to “incorporate by reference” certain information filed with the SEC, which means that the Fund can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be part of this Prospectus Supplement, and later information that the Fund files with the SEC will automatically update and supersede this information.

The documents listed below, and any reports and other documents subsequently filed with the SEC pursuant to Rule 30(b)(2) under the 1940 Act and Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act, prior to the termination of the offering will be incorporated by reference into this Prospectus Supplement and deemed to be part of this Prospectus Supplement from the date of the filing of such reports and documents:

•	the Fund’s Statement of Additional Information, dated [ ], 2026, filed with the accompanying Prospectus;

•	the Fund’s Annual Report on Form N-CSR, filed on March 2, 2026;

•	the Fund’s Semi-Annual Report on Form N-CSRS, filed on August 26, 2025;

•	the Fund’s Proxy Statement on Form DEF 14A, filed on September 16, 2025;

•	the Fund’s description of Common Stock on Form 8-A, filed on October 31, 2003.

You may obtain copies of any information incorporated by reference into this Prospectus Supplement, at no charge, by calling toll-free (888) 777-0102 or by writing to the Fund at One Madison Avenue, 17th Floor, New York, New York 10010. The Fund’s periodic reports filed pursuant to Section 30(b)(2) of the 1940 Act and Sections 13 and 15(d) of the Exchange Act, as well as this Prospectus Supplement, the Prospectus and the SAI, are available on the Fund’s website http://www.franklintempleton.com/investments/options/closed-end-funds. In addition, the SEC maintains a website at www.sec.gov, free of charge, that contains these reports, the Fund’s proxy and information statements, and other information relating to the Fund.

S-16

WHERE YOU CAN FIND MORE INFORMATION

We are subject to the informational requirements of the Exchange Act and the 1940 Act, and are required to file reports (including our annual and semi-annual reports), proxy statements and other information with the SEC. Our most recent Common Stockholder report filed with the SEC is for the period ended     . Such reports, proxy statements and other information, as well as the registration statement and the amendments, exhibits and schedules thereto, can be inspected and copied at the public reference facilities maintained by the SEC in Washington, D.C. Information about the operation of the public reference facilities may be obtained by calling the SEC at (202) 551-8090. You can obtain the same information free of charge from the SEC’s website at www.sec.gov. You may also e-mail requests for these documents to publicinfo@sec.gov.

This Prospectus Supplement and the accompanying Prospectus do not contain all of the information in our registration statement, including amendments, exhibits, and schedules. Statements in this Prospectus Supplement and the accompanying Prospectus about the contents of any contract or other document are not necessarily complete and in each instance reference is made to the copy of the contract or other document filed as an exhibit to the registration statement, each such statement being qualified in all respects by this reference. Additional information about us can be found in our Registration Statement (including amendments, exhibits, and schedules) on Form N-2 filed with the SEC. The SEC maintains a web site (www.sec.gov) that contains our Registration Statement, other documents incorporated by reference, and other information we have filed electronically with the SEC, including proxy statements and reports filed under the Exchange Act.

S-17

Up to $[●]

Western Asset Emerging Markets Debt Fund Inc.

Shares of

Common Stock

PROSPECTUS SUPPLEMENT

[●], 202[●]

[Underwriter(s)]

The information in this Preliminary Prospectus Supplement is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus Supplement is not an offer to sell these securities and is not soliciting offers to buy these securities in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED JUNE 30, 2026

PRELIMINARY PROSPECTUS SUPPLEMENT	Filed Pursuant to Rule 424(b)(5)
(To Prospectus dated [●], 20[●])	Registration Statement No. 333-[●]

Western Asset Emerging Markets Debt Fund Inc.

[●] Rights for [●] Shares of Common Stock

Subscription Rights to Acquire Shares of Common Stock

Western Asset Emerging Markets Debt Fund Inc., a Maryland corporation (the “Fund”, “we”, “us” or “our”), is issuing subscription rights (the “Rights”) to our common stockholders (the “Common Stockholders”) to purchase additional shares of common stock, $0.001 par value per share (“Common Stock”) of the Fund.

The Fund is a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to seek high current income and its secondary investment objective is capital appreciation. The Fund’s investment adviser is Franklin Templeton Fund Adviser, LLC (the “Manager”).

The shares of Common Stock are listed on the New York Stock Exchange (“NYSE”) under the symbol “EMD.” Common Stockholders of record on [●], 20[●] (the “Record Date”) will receive [●] Rights for each share of Common Stock held. [These Rights are transferable and will allow the holders thereof to purchase additional shares of Common Stock. The Rights will be listed for trading on the [●] under the symbol “[●]” during the course of the Rights offering.]

The Rights entitle the holder to acquire, at a subscription price per share of Common Stock (the “Subscription Price”) determined based upon a formula equal to [●]% of the average of the last reported sales price of the Fund’s shares of Common Stock on the NYSE on the Expiration Date (as defined below) and each of the [four] preceding trading days (the “Formula Price”), [●] new shares of Common Stock for each [●] Rights held. If, however, the Formula Price is less than [●]% of the net asset value per share of Common Stock at the close of trading on the NYSE on the Expiration Date, then the Subscription Price will be [●]% of the Fund’s net asset value per share of Common Stock at the close of trading on the NYSE on that day. The estimated Subscription Price to the public of $[●] is based upon [●]% of the last reported sales price of the Fund’s shares of Common Stock on the NYSE on [●], 20[●]. Fractional shares will not be issued upon the exercise of the Rights. Accordingly, shares of Common Stock may be purchased only pursuant to the exercise of Rights in integral multiples of [●]. The number of Rights to be issued to a Record Date Stockholder (as defined herein) will be rounded up to the nearest number of Rights evenly divisible by [●]. Rights may be exercised at any time during the period (the “Subscription Period”) which commences on [●], 20[●], and ends at [5:00 PM Eastern Time] on [●], 20[●] (the “Expiration Date”), unless otherwise extended.

For key dates related to the Rights offering, please see “Important Dates to Remember” on page S-13.

On [●], 20[●] (the last trading date prior to the Common Stock trading ex-Rights), the last reported net asset value per share of the Common Stock was $[●] and the last reported sales price per share of Common Stock on the NYSE was $[●], representing a [●]% [premium/discount] to net asset value.

An investment in the Fund is not appropriate for all investors. We cannot assure you that the Fund’s investment objectives will be achieved. You should read this Prospectus Supplement and the accompanying Prospectus before deciding whether to invest in the Common Stock and retain it for future reference. The Prospectus Supplement and the accompanying Prospectus contain important information about the Fund. Material that has been incorporated by reference, including the Fund’s audited annual financial statements, and other information about the Fund can be obtained from the Fund by calling 1-888-777-0102, writing to the Fund at One Madison Avenue, 17th Floor, New York, New York 10010, accessing the Fund’s website at www.franklintempleton.com/investments/options/closed-end-funds or from the Securities and Exchange

Commission’s (“SEC”) website (http://www.sec.gov). For additional information all holders of Rights should contact the Information Agent, [●], at [●]. Common Stockholders please call toll-free at [●] (banks and brokers please call [●]) or please send written requests to [●].

Investing in Common Stock through Rights involves certain risks that are described in the “Special Characteristics and Risks of the Rights Offering” section of this Prospectus Supplement. A Rights offering (a) will substantially dilute the net asset value of Common Stock owned by Common Stockholders who do not fully exercise their Rights and purchase additional shares; (b) will substantially dilute the voting power of Common Stockholders who do not fully exercise their rights since they will own a smaller proportionate interest in the Fund upon completion of the offering; and (c) may increase the discount if the subscription price per share is set at a time when the shares of Common Stock are trading at a discount. Primary or secondary over-subscriptions in a Rights offering may cause further dilution for Common Stockholders who do not exercise their Rights.

Internet Delivery of Fund Reports Unless You Request Paper Copies: As permitted by regulations adopted by the SEC, the Fund does not intend to mail paper copies of the Fund’s stockholder reports, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you invest through a financial intermediary and you already elected to receive stockholder reports electronically (“e-delivery”), you will not be affected by this change and you need not take any action. If you have not already elected e-delivery, you may elect to receive stockholder reports and other communications from the Fund electronically by contacting your financial intermediary. You may elect to receive all reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you receive paper copies of your stockholder reports. That election will apply to all Franklin Templeton Funds held in your account at that financial intermediary. If you are a direct Common Stockholder with the Fund, you can call the Fund at 1-888-888-0151, or write to the Fund by regular mail at P.O. Box 505000, Louisville, KY 40233 or by overnight delivery to Computershare, 462 South 4th Street, Suite 1600, Louisville, KY 40202 to let the Fund know you wish to receive paper copies of your stockholder reports. That election will apply to all Franklin Templeton Funds held in your account held directly with the fund complex.

COMMON STOCKHOLDERS WHO DO NOT FULLY EXERCISE THEIR RIGHTS MAY, AT THE COMPLETION OF THE OFFERING, OWN A SMALLER PROPORTIONAL INTEREST IN THE FUND THAN IF THEY FULLY EXERCISED THEIR RIGHTS. AS A RESULT OF THE OFFERING YOU MAY EXPERIENCE SUBSTANTIAL DILUTION OF THE AGGREGATE NET ASSET VALUE OF YOUR COMMON STOCK DEPENDING UPON WHETHER THE FUND’S NET ASSET VALUE PER SHARE OF COMMON STOCK IS ABOVE OR BELOW THE SUBSCRIPTION PRICE ON THE EXPIRATION DATE. ALL COSTS OF THE OFFERING WILL BE BORNE BY THE FUND, AND INDIRECTLY BY CURRENT COMMON STOCKHOLDERS WHETHER THEY EXERCISE THEIR RIGHTS OR NOT. RIGHTS EXERCISED BY A COMMON STOCKHOLDER ARE IRREVOCABLE.

ANY COMMON STOCK ISSUED AS A RESULT OF THE RIGHTS OFFERING WILL NOT BE RECORD DATE SHARES FOR THE FUND’S MONTHLY DISTRIBUTION TO BE PAID ON [●], 20[●] AND WILL NOT BE ENTITLED TO RECEIVE SUCH DISTRIBUTION.

NEITHER THE SEC NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS SUPPLEMENT IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

	Per Share			Total
Estimated subscription price of Common Stock to Common Stockholders exercising Rights(1)	$	[	●]	$	[	●]
Underwriting discounts and commissions(2)	$	[	●]	$	[	●]
Estimated proceeds, before expenses, to the Fund(3)	$	[	●]	$	[	●]

(1)	The estimated Subscription Price to the public is based upon [●]% of the last reported sales price of the Fund’s shares of Common Stock on the NYSE on [●], 20[●].
(2)	For additional underwriting compensation information, please see “Plan of Distribution.”
(3)

Before deduction of expenses related to the Rights offering, which are estimated approximately at $[●]. Any offering expenses are paid indirectly by Common Stockholders. Such fees and expenses will immediately reduce the net asset value per share of each share of Common Stock purchased by an investor in the Rights offering. The indirect expenses of the offering that Common Stockholders will pay are estimated to be $[●] in the aggregate and $[●] per share. The amount of proceeds to the Fund net of any fees and expenses of the offering are estimated to be $[●] in the aggregate and $[●] per share. Common Stockholders will not directly bear any offering expenses.

The shares of Common Stock are expected to be ready for delivery in book-entry form through the Depository Trust Company on or about [●], 20[●][, unless extended. If the offering is extended, the shares of Common Stock are expected to be ready for delivery in book-entry form through the Depository Trust Company on or about [●], 20[●].]

The date of this Prospectus Supplement is [●], 20[●].

You should rely only on the information contained or incorporated by reference in this Prospectus Supplement and the accompanying Prospectus. The Fund has not authorized anyone to provide you with different information. The Fund is not making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should not assume that the information contained in this Prospectus Supplement and the accompanying Prospectus is accurate as of any date other than the date of this Prospectus Supplement and the accompanying Prospectus, respectively. This Prospectus Supplement will be amended to reflect material changes to the information contained herein and will be delivered to Common Stockholders. Our business, financial condition, results of operations and prospects may have changed since those dates. In this Prospectus Supplement and in the accompanying Prospectus, unless otherwise indicated, “Fund,” “us,” “our” and “we” refer to Western Asset Emerging Markets Debt Fund Inc., a Maryland corporation. This Prospectus Supplement also includes trademarks owned by other persons.

Prospectus Supplement

S-iv

Prospectus

S-v

CAUTIONARY NOTICE REGARDING FORWARD-LOOKING STATEMENTS

This Prospectus Supplement, the accompanying Prospectus and the Statement of Additional Information (“SAI”) contain “forward-looking statements.” Forward-looking statements can be identified by the words “may,” “will,” “intend,” “expect,” “estimate,” “continue,” “plan,” “anticipate,” and similar terms and the negative of such terms. Such forward-looking statements may be contained in this Prospectus Supplement as well as in the accompanying Prospectus and in the SAI. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect our actual results are the performance of the portfolio of securities we hold, the price at which our shares will trade in the public markets and other factors discussed in our periodic filings with the SEC.

Although we believe that the expectations expressed in our forward-looking statements are reasonable, actual results could differ materially from those projected or assumed in our forward-looking statements. Our future financial condition and results of operations, as well as any forward-looking statements, are subject to change and are subject to inherent risks and uncertainties, such as those disclosed in the “Risks” section of the accompanying Prospectus and “Special Characteristics and Risks of the Rights Offering” in this Prospectus Supplement. All forward-looking statements contained or incorporated by reference in this Prospectus Supplement or the accompanying Prospectus, or in the SAI, are made as of the date of this Prospectus Supplement or the accompanying Prospectus or SAI, as the case may be. Except for our ongoing obligations under the federal securities laws, we do not intend, and we undertake no obligation, to update any forward-looking statement. The forward-looking statements contained in this Prospectus Supplement, the accompanying Prospectus and the SAI are excluded from the safe harbor protection provided by Section 27A of the Securities Act of 1933, as amended (the “Securities Act”).

Currently known risk factors that could cause actual results to differ materially from our expectations include, but are not limited to, the factors described in the “Risks” section of the accompanying Prospectus as well as in the “Special Characteristics and Risks of the Rights Offering” section of this Prospectus Supplement. We urge you to review carefully those sections for a more detailed discussion of the risks of an investment in the Common Stock.

S-vi

SUMMARY OF THE TERMS OF THE RIGHTS OFFERING

Terms of the Rights Offering	One transferable subscription right (a “Right”) will be issued for each share of common stock, $0.001 par value per share, of the Fund (“Common Stock”) held at the close of business on the record date. Rights are expected to trade on the [●] under the symbol “[●]”. The Rights will allow holders of Common Stock (the “Common Stockholders”) to subscribe for new shares of Common Stock of the Fund. [●] shares of Common Stock of the Fund are outstanding as of [●], 20[●]. [●] Rights will be required to purchase one share of Common Stock. Common Stock of the Fund, as a closed-end fund, can trade at a discount to net asset value. Upon exercise of the Rights offering, Fund shares [are expected to] [may] issued at a price below net asset value per share of Common Stock. [An over-subscription privilege will be offered, [subject to the right of the Board of Directors of the Fund (the “Board”) to eliminate the over-subscription privilege.] [●] shares of Common Stock of the Fund will be issued if all Rights are exercised. See “Terms of the Rights Offering.” Any shares of Common Stock issued as a result of the Rights offering will not be record date shares for the Fund’s monthly distribution to be paid on [●], 20[●] and will not be entitled to receive such distribution. The exercise of rights by a Common Stockholder is irrevocable.

Amount Available for Primary Subscription	Approximately $[●], before expenses.

Title	Subscription Rights to Acquire Shares of Common Stock

Subscription Price	The final subscription price per share of Common Stock (the “Subscription Price”) will be determined based upon a formula equal to [●]% of the average of the last reported sales price per share of the Common Stock on the NYSE on the Expiration Date (as defined below) and each of the [four] preceding trading days (the “Formula Price”). If, however, the Formula Price is less than [●]% of the net asset value per share of Common Stock at the close of trading on the NYSE on the Expiration Date, then the Subscription Price will be [●]% of the Fund’s net asset value per share of Common Stock at the close of trading on the NYSE on that day. See “Terms of the Rights Offering.”

Record Date	Rights will be issued to holders of record of the Fund’s Common Stock as of the close of business on [●], 20[●] (the “Record Date”). See “Terms of the Rights Offering.”

Number of Rights Issued	One Right will be issued in respect of each share of Common Stock of the Fund outstanding as of the close of business on the Record Date. See “Terms of the Rights Offering.”

Number of Rights Required to Purchase One Share of Common Stock	A holder of Rights may purchase [●] shares of Common Stock of the Fund for every [●] Rights exercised. The number of Rights to be issued to a Common Stockholder as of the close of business on the Record Date will be rounded up to the nearest number of Rights evenly divisible by [●]. See “Terms of the Rights Offering.”

Over-Subscription Privilege	Holders of shares of Common Stock as of the close of business on the Record Date (“Record Date Stockholders”) who fully exercise all Rights initially issued to them are entitled to buy those shares of Common Stock, referred to as “primary oversubscription shares,” that were not purchased by other Rights holders at the same Subscription Price. If enough primary over-subscription shares are available, all such requests will be honored in full. If the requests for primary over-subscription shares exceed the primary over-subscription shares available, the available primary oversubscription shares will be allocated pro rata among those fully exercising Record Date Stockholders who over-subscribe based on the number of Rights originally issued to them by the Fund. Shares of Common Stock acquired pursuant to the primary over-subscription privilege are subject to allotment. Rights acquired in the secondary market may not participate in the primary over-subscription privilege.

[In addition, the Fund, in its sole discretion, may determine to issue additional shares of Common Stock at the same Subscription Price in an amount of up to [●]% of the shares issued pursuant to the primary subscription, referred to as “secondary over-subscription shares.” Should the Fund determine to issue some or all of the secondary over-subscription shares, they will be allocated only among Record Date Stockholders who submitted over-subscription requests. Secondary over-subscription shares will be allocated pro rata among those fully exercising Record Date Stockholders who over-subscribe based on the number of Rights originally issued to them by the Fund. Rights acquired in the secondary market may not participate in the secondary over-subscription privilege.]

Notwithstanding the above, the Board has the right in its absolute discretion to eliminate the primary over-subscription privilege and/or secondary over-subscription privilege (together, the “over-subscription privilege”) if it considers it to be in the best interest of the Fund to do so. The Board may make that determination at any time, without prior notice to Rights holders or others, up to and including the fifth day following the Expiration Date (as defined below). See “Over-Subscription Privilege.”

Common Stockholders who choose not to exercise their full rights to purchase additional shares of Common Stock will permit Common Stockholders who exercise the Over-Subscription Privilege to purchase additional shares of Common Stock at a discount to net asset value without furnishing additional rights or providing any compensation to the non-participating Common Stockholders for the dilution of their ownership percentage or voting rights.

Any shares of Common Stock issued pursuant to the over-subscription privilege will be shares registered under the Prospectus.

Transfer of Rights	[The Rights will be transferable. See “Terms of the Rights Offering,” “Sales by Rights Agent” and “Method of Transferring Rights.”]

Subscription Period	The Rights may be exercised at any time after issuance and prior to expiration of the Rights (the “Subscription Period”), which will be [5:00 PM Eastern Time] on [●], 20[●] (the “Expiration Date”), unless otherwise extended. See “Terms of the Rights Offering” and “Method of Exercise of Rights.” The Rights offering may be terminated [or extended] by the Fund at any time for any reason before the Expiration Date. If the Fund terminates the rights offering, the Fund will issue a press release announcing such termination and will direct the Rights Agent (defined below) to return, without interest, all subscription proceeds received to such Common Stockholders who had elected to purchase shares of Common Stock.

Offering Expenses	The expenses of the Rights offering are expected to be approximately $[●] and will be borne by the Fund (and indirectly by Common Stockholders). See “Use of Proceeds.”

Sale of Rights	[The Rights are transferable until the completion of the Subscription Period and will be admitted for trading on the [●] under the symbol “[●]”. Although no assurance can be given that a market for the Rights will develop, trading in the Rights on the [●] is expected to begin two Business Days prior to the Record Date and may be conducted until the close of trading on the last [●] trading day prior to the Expiration Date. For purposes of this Prospectus Supplement, a “Business Day” shall mean any day on which trading is conducted on the [●].

The value of the Rights, if any, will be reflected by their market price on the [●]. Rights may be sold by individual holders through their broker or financial advisor or may be submitted to the Rights Agent (defined below) for sale. Any Rights submitted to the Rights Agent for sale must be received by the Rights Agent prior to [5:00 PM, Eastern Time], on or before [●], 20[●], [●] Business Days prior to the Expiration Date (or, if the subscription period is extended, prior to [5:00 PM, Eastern Time], on the [●] Business Day prior to the extended Expiration Date).

Rights that are sold will not confer any right to acquire any shares of Common Stock in any over-subscription, and any Record Date Stockholder who sells any Rights will not be eligible to participate in the over-subscription privilege, if any.

Trading of the Rights on the [●] will be conducted on a when-issued basis until and including the date on which the Subscription Certificates (as defined below) are mailed to Record Date Stockholders and thereafter will be conducted on a regular-way basis until and including the last [●] trading day prior to the completion of the Subscription Period. The shares of Common Stock are expected to begin trading ex-Rights one Business Day prior to the Record Date.

If the Rights Agent receives Rights for sale in a timely manner, the Rights Agent will use its best efforts to sell the Rights on the [●]. The Rights Agent will also attempt to sell any Rights attributable to Record Date Stockholders whose addresses are outside the United States, or who have an APO or FPO address. See “Foreign Restrictions.” The Rights Agent will attempt to sell such Rights, including by first offering such Rights to the Dealer Manager for purchase by the Dealer Manager at the then-current market price on the [●]. The Rights Agent will offer Rights to the Dealer Manager before attempting to sell them on the [●].

Any commissions will be paid by the selling Rights holders. Neither the Fund nor the Rights Agent will be responsible if Rights cannot be sold and neither has guaranteed any minimum sales price for the Rights. If the Rights can be sold, sales of these Rights will be deemed to have been effected at the weighted average price received by the Rights Agent on the day such Rights are sold, less any applicable brokerage commissions, taxes and other expenses (i.e., costs incidental to the sale of Rights).

For a discussion of actions that may be taken by [●] (the “Dealer Manager”) to seek to facilitate the trading market for Rights and the placement of shares of Common Stock pursuant to the exercise of Rights, including the purchase of Rights and the sale during the Subscription Period by the Dealer Manager of Common Stock acquired through the exercise of Rights and the terms on which such sales will be made, see “Plan of Distribution.”

Common Stockholders are urged to obtain a recent trading price for the Rights on the [●] from their broker, bank, financial advisor or the financial press.

Banks, broker-dealers and trust companies that hold shares of Common Stock for the accounts of others are advised to notify those persons that purchase Rights in the secondary market that such Rights will not participate in any over-subscription privilege. See “Terms of the Rights Offering” and “Sales by Rights Agent.”]

Use of Proceeds	The Fund estimates the net proceeds of the Rights offering to be approximately $[●]. This figure is based on the Subscription Price per share of Common Stock of $[●] ([●]% of the last reported sales price of the Fund’s Common Stock on the NYSE on [●], 20[●]) and assumes all new shares of Common Stock offered are sold and that the expenses related to the Rights offering estimated at approximately $[●] are paid.

The Manager anticipates that investment of the proceeds will be made in accordance with the Fund’s investment objectives and policies as appropriate investment opportunities are identified, which is expected to be substantially completed in approximately three months; however, the identification of appropriate investment opportunities pursuant to the Fund’s investment style or changes in market conditions may cause the investment period to extend as long as six months. Pending such investment, the proceeds will be held in cash and/or high quality short term debt securities and instruments. Depending on market conditions and operations, a portion of the cash held by the Fund, including any proceeds raised from the offering, may be used to pay distributions in accordance with the Fund’s distribution policy and may be a return of capital. A return of capital is a return to investors of a portion of their original investment in the Fund. In general terms, a return of capital would involve a situation in which a Fund distribution (or a portion thereof) represents a return of a portion of a Common Stockholder’s investment in the Fund, rather than a distribution that is funded from the Fund’s earned income or other profits. Although return of capital distributions may not be currently taxable, such distributions would decrease the basis of a Common Stockholder’s shares (but not below zero), and therefore may increase a Common Stockholder’s tax liability for capital gains upon a sale of shares, even if sold at a loss to the Common Stockholder’s original investment. See “Use of Proceeds.”

Taxation/ERISA	See “Taxation” and “Employee Benefit Plan and IRA Considerations.”

Rights Agent	[●]. See “Rights Agent.”

Information Agent	[●]. See “Information Agent.”

DESCRIPTION OF THE RIGHTS OFFERING

Terms of the Rights Offering

The Fund is issuing to Record Date Stockholders Rights to subscribe for shares of Common Stock of the Fund. Each Record Date Stockholder is being issued one transferable Right for each share of Common Stock owned as of the close of business on the Record Date. The Rights entitle the holder to acquire, at a subscription price per share of Common Stock (the “Subscription Price”) determined based upon a formula equal to [●]% of the average of the last reported sales price of the Fund’s shares of Common Stock on the NYSE on the Expiration Date (as defined below) and each of the [four] preceding trading days (the “Formula Price”), [●] new shares of Common Stock for each [●] Rights held. If, however, the Formula Price is less than [●]% of the net asset value per share of Common Stock at the close of trading on the NYSE on the Expiration Date, then the Subscription Price will be [●]% of the Fund’s net asset value per share of Common Stock at the close of trading on the NYSE on that day. The estimated Subscription Price to the public of $[●] is based upon [●]% of the last reported sales price of the Fund’s shares of Common Stock on the NYSE on [●], 20[●]. Fractional shares will not be issued upon the exercise of the Rights. Accordingly, shares of Common Stock may be purchased only pursuant to the exercise of Rights in integral multiples of [●]. The number of Rights to be issued to a Record Date Stockholder will be rounded up to the nearest number of Rights evenly divisible by [●]. In the case of shares of Common Stock held of record by Cede & Co. (“Cede”), as nominee for the Depository Trust Company (“DTC”), or any other depository or nominee, the number of Rights issued to Cede or such other depository or nominee will be adjusted to permit rounding up (to the nearest number of Rights evenly divisible by [●]) of the Rights to be received by beneficial owners for whom it is the holder of record only if Cede or such other depository or nominee provides to the Fund on or before the close of business on [●], 20[●] written representation of the number of Rights required for such rounding. Rights may be exercised at any time during the period (the “Subscription Period”) which commences on [●], 20[●], and ends at [5:00 PM Eastern Time] on [●], 20[●] (the “Expiration Date”), unless otherwise extended. Shares of the Fund, as a closed-end fund, can trade at a discount to net asset value. Upon exercise of the Rights offering, Fund shares [are expected to] [may] be issued at a price below net asset value per share of Common Stock. The right to acquire one share of Common Stock for each [●] Rights held during the Subscription Period (or any extension of the Subscription Period) at the Subscription Price will be referred to in the remainder of this Prospectus Supplement as the “Rights offering.” Rights will expire on the Expiration Date and thereafter may not be exercised. Any share of Common Stock issued as a result of the Rights offering will not be Record Date shares for the Fund’s monthly distribution to be paid on [●], 20[●] and will not be entitled to receive such distribution.

The Fund has entered into a dealer manager agreement with the Dealer Manager that allows the Dealer Manager to take actions to seek to facilitate the trading market for Rights and the placement of shares of Common Stock pursuant to the exercise of Rights. Those actions are expected to involve the Dealer Manager purchasing and exercising Rights during the Subscription Period at prices determined at the time of such exercise, which are expected to vary from the Subscription Price. See “Plan of Distribution” for additional information.

Rights may be evidenced by subscription certificates or may be uncertificated and evidenced by other appropriate documentation (i.e., a rights card distributed to registered Common Stockholders in lieu of a subscription certificate) (“Subscription Certificates”). The number of Rights issued to each holder will be stated on the Subscription Certificate delivered to the holder. The method by which Rights may be exercised and shares of Common Stock paid for is set forth below in “Method of Exercise of Rights,” “Payment for Shares” and “Plan of Distribution.” A holder of Rights will have no right to rescind a purchase after [●] (the “Rights Agent”) has received payment. See “Payment for Shares” below. It is anticipated that the shares of Common Stock issued pursuant to an exercise of Rights will be listed on the [●].

[Holders of Rights [who are Record Date Stockholders] are entitled to subscribe for additional shares of Common Stock at the same Subscription Price pursuant to the over-subscription privilege, subject to certain limitations, allotment and the right of the Board to eliminate the primary oversubscription privilege [or secondary] over-subscription privilege. See “Over-Subscription Privilege” below.]

For purposes of determining the maximum number of shares of Common Stock that may be acquired pursuant to the Rights offering, broker-dealers, trust companies, banks or others whose shares are held of record by Cede or by any other depository or nominee will be deemed to be the holders of the Rights that are held by Cede or such other depository or nominee on their behalf.

[The Rights are transferable until the completion of the Subscription Period and will be admitted for trading on the [●] under the symbol “[●]”. Assuming a market exists for the Rights, the Rights may be purchased and sold through usual brokerage channels and also sold through the Rights Agent. Although no assurance can be given that a market for the Rights will develop, trading in the Rights on the [●] is expected to begin two Business Days prior to the Record Date and may be conducted until the close of trading on the last [●] trading day prior to the Expiration Date. Trading of the Rights on the [●] is expected to be conducted on a when-issued basis until and including the date on which the Subscription Certificates are mailed to Record Date Stockholders and thereafter is expected to be conducted on a regular way basis until and including the last [●] trading day prior to the Expiration Date. The method by which Rights may be transferred is set forth below under “Method of Transferring Rights.” The shares of Common Stock are expected to begin trading ex-Rights one Business Day prior to the Record Date as determined and announced by the [●].] The Rights offering may be terminated or extended by the Fund at any time for any reason before the Expiration Date. If the Fund terminates the Rights offering, the Fund will issue a press release announcing such termination and will direct the Rights Agent to return, without interest, all subscription proceeds received to such Common Stockholders who had elected to purchase shares of Common Stock.

Nominees who hold shares of the Fund’s Common Stock for the account of others, such as banks, broker-dealers, trustees or depositories for securities, should notify the respective beneficial owners of such shares of Common Stock as soon as possible to ascertain such beneficial owners’ intentions and to obtain instructions with respect to the Rights. If the beneficial owner so instructs, the nominee should complete the Subscription Certificate and submit it to the Rights Agent with proper payment. In addition, beneficial owners of the Common Stock or Rights held through such a nominee should contact the nominee and request the nominee to effect transactions in accordance with such beneficial owner’s instructions.

[Participants in the Fund’s Dividend Reinvestment Plan (the “Plan”) will be issued Rights in respect of the shares of Common Stock held in their accounts in the Plan. Participants wishing to exercise these Rights must exercise the Rights in accordance with the procedures set forth in “Method of Exercise of Rights” and “Payment for Shares.”]

Conditions of the Rights Offering

The Rights offering is being made in accordance with the 1940 Act without Common Stockholder approval. The staff of the SEC has interpreted the 1940 Act as not requiring Common Stockholder approval of a transferable rights offering to purchase shares of Common Stock at a price below the then current net asset value so long as certain conditions are met, including: (i) a good faith determination by a fund’s board that such offering would result in a net benefit to existing Common Stockholders; (ii) the offering fully protects Common Stockholders’ preemptive rights and does not discriminate among Common Stockholders (except for the possible effect of not offering fractional rights); (iii) management uses its best efforts to ensure an adequate trading market in the rights for use by Common Stockholders who do not exercise such rights; and (iv) the ratio of a transferable rights offering does not exceed one new share for each three rights held.

Important Dates to Remember

[Please note that the dates in the table below may change if the rights offering is extended.]

Event	Date
Record Date	[●] 20[●]†
Subscription Period	[●] 20[●] through [●], 20[●]†
Expiration Date*	[●] 20[●]†
Payment for Guarantees Delivery Due*	[●] 20[●]†
Issuance Date	[●] 20[●]†
Confirmation Date	[●] 20[●]†

*

A Common Stockholder exercising Rights must deliver to the Rights Agent by [5:00 PM Eastern Time] on [●], 20[●] (unless the offer is extended) either (a) a Subscription Certificate and payment for shares of Common Stock or (b) a notice of guaranteed delivery and payment for shares of Common Stock.

†	Unless the offer is extended.

[Over-Subscription Privilege

The Board has the right in its absolute discretion to eliminate the over-subscription privilege with respect to primary over-subscription shares and secondary over-subscription shares if it considers it to be in the best interest of the Fund to do so. The Board may make that determination at any time, without prior notice to Rights holders or others, up to and including the fifth day following the Expiration Date. If the primary over-subscription privilege is not eliminated, it will operate as set forth below.

Rights holders [who are Record Date Stockholders and who fully exercise their Rights] are entitled to subscribe for additional shares of Common Stock at the same Subscription Price pursuant to the over-subscription privilege, subject to certain limitations and subject to allotment.

[Record Date Stockholders who fully exercise all Rights initially issued to them] are entitled to buy those shares of Common Stock, referred to as “primary over-subscription shares,” that were not purchased by other holders of Rights at the same Subscription Price. If enough primary over-subscription shares are available, all such requests will be honored in full. If the requests for primary over-subscription shares exceed the primary over-subscription shares available, the available primary over-subscription shares will be allocated pro rata among those fully exercising [Record Date Stockholders] who over-subscribe based on the number of Rights originally issued to them by the Fund.

Shares of Common Stock acquired pursuant to the over-subscription privilege are subject to allotment.

[In addition, the Fund, in its sole discretion, may determine to issue additional shares of Common Stock at the same Subscription Price in an amount of up to [●]% of the shares issued pursuant to the primary subscription, referred to as “secondary over-subscription shares.” Should the Fund determine to issue some or all of the secondary over-subscription shares, they will be allocated only among Record Date Stockholders who submitted over-subscription requests. Secondary over-subscription shares will be allocated pro rata among those fully exercising Record Date Stockholders who over-subscribe based on the number of Rights originally issued to them by the Fund. Rights acquired in the secondary market may not participate in the over-subscription privilege.]

Record Date Stockholders who are fully exercising their Rights during the Subscription Period should indicate, on the Subscription Certificate that they submit with respect to the exercise of the Rights issued to them, how many shares of Common Stock they are willing to acquire pursuant to the over-subscription privilege. Rights acquired in the secondary market may not participate in the over-subscription privilege.

To the extent sufficient shares of Common Stock are not available to fulfill all over-subscription requests, unsubscribed shares of Common Stock (the “Excess Shares”) will be allocated pro rata among those Record Date

Stockholders who over-subscribe based on the number of Rights issued to them by the Fund. The allocation process may involve a series of allocations in order to assure that the total number of shares of Common Stock available for over-subscriptions is distributed on a pro rata basis.

The formula to be used in allocating the Excess Shares is as follows:

Common Stockholder’s Record Date Position	X	Excess Shares Remaining
Total Record Date Position of All Over-Subscribers

Banks, broker-dealers, trustees and other nominee holders of Rights will be required to certify to the Rights Agent, before any over-subscription privilege may be exercised with respect to any particular beneficial owner, as to the aggregate number of Rights exercised during the Subscription Period and the number of shares of Common Stock subscribed for pursuant to the over-subscription privilege by such beneficial owner and that such beneficial owner’s subscription was exercised in full. Nominee holder over-subscription forms and beneficial owner certification forms will be distributed to banks, broker-dealers, trustees and other nominee holders of Rights with the Subscription Certificates. [Nominees should also notify holders purchasing Rights in the secondary market that such Rights may not participate in the over-subscription privilege.]

Common Stockholders who choose not to exercise their full rights to purchase additional shares of Common Stock will permit Common Stockholders who exercise the Over-Subscription Privilege to purchase additional shares of Common Stock at a discount to net asset value without furnishing additional rights or providing any compensation to the non-participating Common Stockholders for the dilution of their ownership percentage or voting rights.

The Fund will not otherwise offer or sell any shares of Common Stock that are not subscribed for pursuant to the primary subscription, the primary over-subscription privilege or the secondary over-subscription privilege pursuant to the Rights offering.]

[Sales by Rights Agent

Holders of Rights who are unable or do not wish to exercise any or all of their Rights may instruct the Rights Agent to sell any unexercised Rights. The Subscription Certificates representing the Rights to be sold by the Rights Agent must be received prior to [5:00 PM, Eastern Time], on [●], 20[●], five Business Days prior to the Expiration Date (or, if the subscription period is extended, prior to [5:00 PM, Eastern Time], on the fifth Business Day prior to the extended Expiration Date). Upon the timely receipt of the appropriate instructions to sell Rights, the Rights Agent will use its best efforts to complete the sale and will remit the proceeds of sale, net of any commissions, to the holders. The Rights Agent will also attempt to sell any Rights attributable to Record Date Stockholders whose addresses are outside the United States, or who have an APO or FPO address. The selling Rights holder will pay all brokerage commissions incurred by the Rights Agent. These sales may be effected by the Rights Agent. The Rights Agent will automatically attempt to sell any unexercised Rights that remain unclaimed as a result of Subscription Certificates being returned by the postal authorities as undeliverable as of the [●] Business Day prior to the Expiration Date. The Rights Agent will attempt to sell such Rights, including by first offering such Rights to the Dealer Manager for purchase by the Dealer Manager at the then-current market price on the [●]. The Rights Agent will offer Rights to the Dealer Manager before attempting to sell them on the [●], which may affect the market price for Rights on the [●] and reduce the number of Rights available for purchase on the [●], thereby reducing the ability of new investors to participate in the offering. These sales will be made net of commissions, taxes and any other expenses paid on behalf of the nonclaiming holders of Rights. Proceeds from those sales will be held by Computershare LLC in its capacity as the Fund’s transfer agent, for the account of the nonclaiming holder of Rights until the proceeds are either claimed or escheated. There can be no assurance that the Rights Agent will be able to complete the sale of any of these Rights and neither the Fund nor the Rights Agent has guaranteed any minimum sales price for the Rights. All of these Rights will be sold at the market price, if any, through an exchange or market trading the Rights. If the Rights can be sold, sales of the Rights will be deemed to have been effected at the weighted average price received by the Rights Agent on the day such Rights are sold, less any applicable brokerage commissions, taxes and other expenses.]

[Dealer Manager

[●] (the “Dealer Manager”), a registered broker-dealer, may also act on behalf of its clients to purchase or sell Rights in the open market and may receive commissions from its clients for such services. Holders of Rights attempting to sell any unexercised Rights in the open market through a broker-dealer other than the Dealer Manager may be charged a different commission and should consider the commissions and fees charged by the broker-dealer prior to selling their Rights on the open market. The Dealer Manager is not expected to purchase Rights as principal for its own account in order to seek to facilitate the trading market for Rights or otherwise. See “Plan of Distribution” for additional information.]

[Sale of Rights

The Rights are transferable and will be admitted for trading on the [●] under the symbol “[●].” Although no assurance can be given that a market for the Rights will develop, trading in the Rights on the [●] is expected to begin two Business Days prior to the Record Date and may be conducted until the close of trading on the last [●] trading day prior to the Expiration Date.

The value of the Rights, if any, will be reflected by the market price. Rights may be sold by individual holders or may be submitted to the Rights Agent for sale. Any Rights submitted to the Rights Agent for sale must be received by the Rights Agent prior to [5:00 PM, Eastern Time], on [●], 20[●], five Business Days prior to the Expiration Date (or, if the subscription period is extended, prior to [5:00 PM, Eastern Time], on the [●] Business Day prior to the extended Expiration Date).

[Rights that are sold will not confer any right to acquire any Common Stock in any primary over-subscription privilege or secondary over-subscription privilege, if any, and any Record Date Stockholder who sells any Rights will not be eligible to participate in the primary oversubscription privilege or secondary over-subscription privilege, if any.]

Trading of the Rights on the [●] will be conducted on a when-issued basis until and including the date on which the Subscription Certificates (as defined below) are mailed to Record Date Stockholders and thereafter will be conducted on a regular-way basis until and including the last [●] trading day prior to the Expiration Date. The shares of Common Stock are expected to begin trading ex-Rights one Business Day prior to the Record Date.

Common Stockholders are urged to obtain a recent trading price for the Rights on the [●] from their broker, bank, financial advisor or the financial press.]

[Method of Transferring Rights

The Rights evidenced by a single Subscription Certificate may be transferred in whole by endorsing the Subscription Certificate for transfer in accordance with the accompanying instructions. A portion of the Rights evidenced by a single Subscription Certificate (but not fractional Rights) may be transferred by delivering to the Rights Agent a Subscription Certificate properly endorsed for transfer, with instructions to register the portion of the Rights evidenced thereby in the name of the transferee (and to issue a new Subscription Certificate to the transferee evidencing the transferred Rights). In this event, a new Subscription Certificate evidencing the balance of the Rights will be issued to the Rights holder or, if the Rights holder so instructs, to an additional transferee.

Holders wishing to transfer all or a portion of their Rights (but not fractional Rights) should promptly transfer such Rights to ensure that: (i) the transfer instructions will be received and processed by the Rights

Agent, (ii) a new Subscription Certificate will be issued and transmitted to the transferee or transferees with respect to transferred Rights, and to the holder with respect to retained Rights, if any, and (iii) the Rights evidenced by the new Subscription Certificates may be exercised or sold by the recipients thereof prior to the Expiration Date. Neither the Fund nor the Rights Agent shall have any liability to a transferee or holder of Rights if Subscription Certificates are not received in time for exercise or sale prior to the Expiration Date.

Except for the fees charged by the Rights Agent (which will be paid by the Fund as described below), all commissions, fees and other expenses (including brokerage commissions and transfer taxes) incurred in connection with the purchase, sale, transfer or exercise of Rights will be for the account of the holder of the Rights, and none of these commissions, fees or expenses will be borne by the Fund or the Rights Agent.

The Fund anticipates that the Rights will be eligible for transfer through, and that the exercise of the Rights may be effected through, the facilities of DTC (Rights exercised through DTC are referred to as “DTC Exercised Rights”).]

Rights Agent

The Rights Agent is [●]. The Rights Agent will receive from the Fund an amount estimated to be $[●], comprised of the fee for its services and the reimbursement for certain expenses related to the Rights offering. The Common Stockholders of the Fund will indirectly pay such amount.

Information Agent

INQUIRIES BY ALL HOLDERS OF RIGHTS SHOULD BE DIRECTED TO: THE INFORMATION AGENT, [●]; HOLDERS PLEASE CALL TOLL-FREE AT [●]; BANKS AND BROKERS PLEASE CALL [●].

Method of Exercise of Rights

Rights may be exercised by completing and signing the Subscription Certificate and mailing it in the envelope provided, or otherwise delivering the completed and signed Subscription Certificate to the Rights Agent, together with payment for the shares of Common Stock as described below under “Payment for Shares.” Rights may also be exercised through the broker of a holder of Rights, who may charge the holder of Rights a servicing fee in connection with such exercise. See “Plan of Distribution” for additional information regarding the purchase and exercise of Rights by the Dealer Manager.

Completed Subscription Certificates and payment must be received by the Rights Agent prior to [5:00 PM Eastern Time], on the Expiration Date (unless payment is effected by means of a notice of guaranteed delivery as described below under “Payment for Shares”). Your broker, bank, trust company or other intermediary may impose a deadline for exercising Rights earlier than [5:00 PM, Eastern Time], on the Expiration Date. The Subscription Certificate and payment should be delivered to the Rights Agent at the following address:

If By Mail:

Western Asset Emerging Markets Debt Fund Inc.

[●]

If By Overnight Courier:

Western Asset Emerging Markets Debt Fund Inc.

[●]

Payment for Shares

Holders of Rights who acquire shares of Common Stock in the Rights offering may choose between the following methods of payment:

1.

A holder of Rights can send the Subscription Certificate, together with payment in the form of a check (which must include the name of the Common Stockholder on the check) for the shares of Common Stock subscribed for in the Rights offering and, if eligible, for any additional shares of Common Stock subscribed for pursuant to the over-subscription privilege, to the Rights Agent based on the Subscription Price. To be accepted, the payment, together with the executed Subscription Certificate, must be received by the Rights Agent at one of the addresses noted above prior to [5:00 PM Eastern Time] on the Expiration Date. The Rights Agent will deposit all share purchase checks received by it prior to the final due date into a segregated account pending proration and distribution of shares of Common Stock. The Rights Agent will not accept cash as a means of payment for shares of Common Stock.

2.

Alternatively, a subscription will be accepted by the Rights Agent if, prior to [5:00 PM Eastern Time] on the Expiration Date, the Rights Agent has received a written notice of guaranteed delivery by mail or email from a bank, trust company, or a NYSE member, guaranteeing delivery of a properly completed and executed Subscription Certificate. In order for the notice of guarantee to be valid, full payment for the shares of Common Stock at the Subscription Price must be received with the notice. The Rights Agent will not honor a notice of guaranteed delivery unless a properly completed and executed Subscription Certificate is received by the Rights Agent by the close of business on the [first] Business Day after the Expiration Date. The notice of guaranteed delivery must be emailed to the Rights Agent at [●] or delivered to the Rights Agent at one of the addresses noted above.

A PAYMENT PURSUANT TO THIS METHOD MUST BE IN UNITED STATES DOLLARS BY CHECK (WHICH MUST INCLUDE THE NAME OF THE COMMON STOCKHOLDER ON THE CHECK) DRAWN ON A BANK LOCATED IN THE CONTINENTAL UNITED STATES, MUST BE PAYABLE TO WESTERN ASSET EMERGING MARKETS DEBT FUND INC. AND MUST ACCOMPANY AN EXECUTED SUBSCRIPTION CERTIFICATE TO BE ACCEPTED.

The method and timing of payment for shares of Common Stock acquired by the Dealer Manager through the exercise of Rights is described under “Plan of Distribution.”

If a holder of Rights who acquires shares of Common Stock pursuant to the Rights offering does not make payment of all amounts due, the Fund reserves the right to take any or all of the following actions: (i) find other purchasers for such subscribed-for and unpaid-for shares of Common Stock; (ii) apply any payment actually received by it toward the purchase of the greatest whole number of shares of Common Stock which could be acquired by such holder upon exercise of the Rights or any over-subscription privilege; (iii) sell all or a portion of the shares of Common Stock purchased by the holder, in the open market, and apply the proceeds to the amounts owed; and (iv) exercise any and all other rights or remedies to which it may be entitled, including, without limitation, the right to set off against payments actually received by it with respect to such subscribed shares of Common Stock and to enforce the relevant guarantee of payment.

Any payment required from a holder of Rights must be received by the Rights Agent prior to [5:00 PM Eastern Time] on the Expiration Date. Issuance and delivery of the shares of Common Stock purchased are subject to collection of checks.

Within [●] Business Days following the Expiration Date (the “Confirmation Date”), a confirmation will be sent by the Rights Agent to each holder of Rights (or, if the shares of Common Stock are held by Cede or any other depository or nominee, to Cede or such other depository or nominee), showing (i) the number of shares of Common Stock acquired pursuant to the Subscription, (ii) the number of shares of Common Stock, if any, acquired pursuant to the over-subscription privilege, and (iii) the per share and total purchase price for the shares of Common Stock. Any payment required from a holder of Rights must be received by the Rights Agent on or prior to the Expiration Date. Any excess payment to be refunded by the Fund to a holder of Rights, or to be paid to a holder of Rights as a result of sales of Rights on its behalf by the Rights Agent, will be mailed by the Rights Agent to the holder within [●] Business Days after the Expiration Date.

A holder of Rights will have no right to rescind a purchase after the Rights Agent has received payment either by means of a notice of guaranteed delivery or a check, which must include the name of the Common Stockholder on the check.

Upon acceptance of a subscription, all funds received by the Rights Agent shall be held by the Rights Agent as agent for the Fund and deposited in one or more bank accounts. Such funds may be invested by the Rights Agent in: bank accounts, short term certificates of deposit, bank repurchase agreements, and disbursement accounts with commercial banks meeting certain standards. The Rights Agent may receive interest, dividends or other earnings in connection with such deposits or investments.

Holders, such as broker-dealers, trustees or depositories for securities, who hold shares of Common Stock for the account of others, should notify the respective beneficial owners of the shares of Common Stock as soon as possible to ascertain such beneficial owners’ intentions and to obtain instructions with respect to the Rights. If the beneficial owner so instructs, the record holder of the Rights should complete Subscription Certificates and submit them to the Rights Agent with the proper payment. In addition, beneficial owners of shares of Common Stock or Rights held through such a holder should contact the holder and request that the holder effect transactions in accordance with the beneficial owner’s instructions. [Banks, broker-dealers, trustees and other nominee holders that hold shares of Common Stock of the Fund for the accounts of others are advised to notify those persons that purchase Rights in the secondary market that such Rights may not participate in any oversubscription privilege offered.]

THE INSTRUCTIONS ACCOMPANYING THE SUBSCRIPTION CERTIFICATES SHOULD BE READ CAREFULLY AND FOLLOWED IN DETAIL. DO NOT SEND SUBSCRIPTION CERTIFICATES TO THE FUND.

THE METHOD OF DELIVERY OF SUBSCRIPTION CERTIFICATES AND PAYMENT OF THE SUBSCRIPTION PRICE TO THE RIGHTS AGENT WILL BE AT THE ELECTION AND RISK OF THE RIGHTS HOLDERS, BUT IF SENT BY MAIL IT IS RECOMMENDED THAT THE CERTIFICATES AND PAYMENTS BE SENT BY REGISTERED MAIL, PROPERLY INSURED, WITH RETURN RECEIPT REQUESTED, AND THAT A SUFFICIENT NUMBER OF DAYS BE ALLOWED TO ENSURE DELIVERY TO THE RIGHTS AGENT AND CLEARANCE OF PAYMENT PRIOR TO [5:00 PM EASTERN TIME], ON THE EXPIRATION DATE. BECAUSE UNCERTIFIED PERSONAL CHECKS MAY TAKE AT LEAST FIVE BUSINESS DAYS TO CLEAR, YOU ARE STRONGLY URGED TO PAY, OR ARRANGE FOR PAYMENT, BY MEANS OF A CERTIFIED OR CASHIER’S CHECK, WHICH MUST INCLUDE THE NAME OF THE COMMON STOCKHOLDER ON THE CHECK.

All questions concerning the timeliness, validity, form and eligibility of any exercise of Rights will be determined by the Fund, whose determinations will be final and binding. The Fund in its sole discretion may waive any defect or irregularity, or permit a defect or irregularity to be corrected within such time as it may determine, or reject the purported exercise of any Right. Subscriptions will not be deemed to have been received or accepted until all irregularities have been waived or cured within such time as the Fund determines in its sole discretion. Neither the Fund nor the Rights Agent will be under any duty to give notification of any defect or irregularity in connection with the submission of Subscription Certificates or incur any liability for failure to give such notification.

Foreign Restrictions

Subscription Certificates will only be mailed to Record Date Stockholders whose addresses are within the United States (other than an APO or FPO address). Because the Rights offering will not be registered in any jurisdiction other than the United States, the Rights Agent will attempt to sell all of the Rights issued to Record Date Stockholders outside of these jurisdictions and remit the net proceeds, if any, to such Record Date Stockholders. If the Rights can be sold, sales of these Rights will be deemed to have been effected at the weighted average price received by the Rights Agent on the day the Rights are sold, less any applicable brokerage commissions, taxes and other expenses.

Notice of Net Asset Value Decline

The Fund has, pursuant to the SEC’s regulatory requirements, undertaken to suspend the Rights offering until the Fund amends this Prospectus Supplement if, after [●], 20[●] (the date of this Prospectus Supplement), the Fund’s net asset value declines more than 10% from the Fund’s net asset value as of that date. In that event, the Expiration Date will be extended and the Fund will notify Record Date Stockholders of any such decline and permit Rights holders to cancel their exercise of Rights.

Employee Benefit Plan and IRA Considerations

The following is a summary of certain considerations associated with an investment in Rights or Common Stock by (i) “employee benefit plans” within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) that are subject to Title I of ERISA, (ii) plans, individual retirement accounts (“IRAs”) and other arrangements that are subject to Section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”) or provisions under any federal, state, local, non-U.S. or other laws or regulations that are similar to the fiduciary responsibility and/or prohibited transaction provisions of Title I of ERISA or Section 4975 of the Code (collectively, “Other Plan Laws”), and (iii) entities whose underlying assets are considered to include the assets of any of the foregoing described in clauses (i) or (ii) pursuant to ERISA or other applicable law (each of the foregoing described in clauses (i), (ii) and (iii) referred to herein as a “Plan”).

General Fiduciary Matters

ERISA and the Code impose certain duties on persons who are fiduciaries of a Plan which is a “benefit plan investor” within the meaning of Section 3(42) of ERISA (a “Benefit Plan Investor”) and prohibit certain transactions involving the assets of Benefit Plan Investor and its fiduciaries or other interested parties. Under ERISA and the Code, any person who exercises any discretionary authority or control over the administration of a Benefit Plan Investor or the management or disposition of the assets of a Benefit Plan Investor, or who renders investment advice for a fee or other compensation to a Benefit Plan Investor, is generally considered to be a fiduciary of the Benefit Plan Investor. The term Benefit Plan Investor is generally defined to include (a) “employee benefit plans” within the meaning of Section 3(3) of ERISA that are subject to Title I of ERISA, (b) “plans” within the meaning of, and subject to, Section 4975 of the Code (including “Keogh” plans and IRAs), and (c) entities whose underlying assets are considered to constitute the assets of any of the foregoing described in clauses (a) or (b) above (e.g., an entity of which 25% or more of the total value of any class of equity interests is held by Benefit Plan Investors and which does not satisfy another exception under ERISA).

In considering an investment in Rights or Common Stock that constitute the assets of any Plan, a fiduciary should determine whether the investment is in accordance with the documents and instruments governing the Plan and the applicable provisions of ERISA, the Code or any Other Plan Law relating to a fiduciary’s duties to the Plan including, without limitation, the prudence, diversification, delegation of control and prohibited transaction provisions of ERISA, the Code and any applicable Other Plan Laws.

Prohibited Transaction Issues

Section 406 of ERISA and Section 4975 of the Code prohibit Benefit Plan Investors from engaging in specified transactions involving plan assets with persons or entities who are “parties in interest,” within the meaning of ERISA, or “disqualified persons,” within the meaning of Section 4975 of the Code, unless an exemption is available. A party in interest or disqualified person who engaged in a non-exempt prohibited transaction may be subject to excise taxes and other penalties and liabilities under ERISA and the Code. In addition, the fiduciary of the Benefit Plan Investor that engaged in such a non-exempt prohibited transaction may be subject to penalties and liabilities under ERISA and the Code.

Whether or not the underlying assets of the Fund were deemed to constitute “plan assets,” as described below, the acquisition and/or holding of Rights or Common Stock by a Benefit Plan Investor with respect to which the Manager or the subadviser is considered a party in interest or a disqualified person may constitute or result in a direct or indirect prohibited transaction under Section 406 of ERISA and/or Section 4975 of the Code, unless the investment is acquired and is held in accordance with an applicable statutory, class or individual prohibited transaction exemption. In this regard, the U.S. Department of Labor has issued prohibited transaction class exemptions, or “PTCEs,” that may apply to the acquisition and holding of Rights and/or Common Stock. These class exemptions include, without limitation, PTCE 84-14 respecting transactions determined by independent qualified professional asset managers, PTCE 90-1 respecting insurance company pooled separate accounts, PTCE 91-38 respecting bank collective investment funds, PTCE 95-60 respecting life insurance company general accounts and PTCE 96-23 respecting transactions determined by in-house asset managers. In addition, Section 408(17) of ERISA and Section 4975(d)(20) of the Code provide relief from the prohibited transaction provisions of ERISA and Section 4975 of the Code for certain transactions, provided that neither the issuer of the securities nor any of its affiliates (directly or indirectly) have or exercise any discretionary authority or control or render any investment advice with respect to the assets of any Benefit Plan Investor involved in the transaction and provided further that the Benefit Plan Investor pays no more than adequate consideration in connection with the transaction. Each of the above-noted exemptions contains conditions and limitations on its application. Fiduciaries of Benefit Plan Investors considering acquiring Rights and/or Common Stock in reliance on these or any other exemption should carefully review the exemption in consultation with their legal advisors to assure it is applicable. There can be no assurance that all of the conditions of any such exemptions will be satisfied.

Plan Assets

Under ERISA and the regulations promulgated thereunder, as modified by Section 3(42) of ERISA (the “Plan Assets Regulation”), when a Benefit Plan Investor acquires an equity interest in an entity that is neither a “publicly-offered security” (within the meaning of the Plan Assets Regulation) nor a security issued by an investment company registered under the 1940 Act, the Benefit Plan Investor’s assets include both the equity interest and an undivided interest in each of the underlying assets of the entity unless it is established either that less than 25% of the total value of each class of equity interest in the entity is held by Benefit Plan Investors or that the entity is an “operating company,” each as defined in the Plan Assets Regulation. Because the Fund is registered as an investment company under the 1940 Act, the underlying assets of the Fund will not be considered to be “plan assets” of any Benefit Plan Investor investing in the Fund for purposes of the fiduciary responsibility and prohibited transaction rules under Title I of ERISA or Section 4975 of the Code. Thus, neither the Fund, the Manager or the subadviser will be a fiduciary within the meaning of ERISA or Section 4975 of the Code with respect to the assets of any Benefit Plan Investor that becomes a Common Stockholder or holder of Rights.

Other Plans

Certain Plans, such as governmental plans and non-U.S. plans, may not be subject to ERISA or Section 4975 of the Code, but may be subject to provisions of Other Plan Laws which may restrict the type of investments such a Plan may make or otherwise have an impact on such a Plan’s ability to invest in the Fund. Accordingly, each Plan, including governmental and foreign plans, considering an investment in Rights and/or Common Stock should consult with their legal advisors regarding their proposed investment in the Rights and Common Stock.

Representation

By acceptance of any Rights or Common Stock, each purchaser and subsequent transferee will be deemed to have represented and warranted that either (i) it is not, and it is not investing on behalf of a Plan or (ii) its purchase and holding of the Rights and Common Stock will not constitute a non-exempt prohibited transaction under Title I of ERISA or Section 4975 of the Code or similar violation under any applicable Other Plan Laws.

Reporting of Indirect Compensation

Under ERISA’s general reporting and disclosure rules, certain Benefit Plan Investors subject to Title I of ERISA are required to file annual reports (Form 5500) with the U.S. Department of Labor regarding their assets, liabilities and expenses. To facilitate a plan administrator’s compliance with these requirements it is noted that the descriptions of fees and compensation in this Prospectus Supplement and the other documents governing the Fund, including the management fee and the subadvisory fee, are intended to satisfy the disclosure requirements for “eligible indirect compensation” for which the alternative reporting option on Schedule C of Form 5500 may be available.

The foregoing discussion of ERISA, the Code and Other Plan Law issues should not be construed as legal advice. Fiduciaries of Plans should consult their own legal advisors with respect to issues arising under ERISA, the Code and applicable Other Plan Laws, and make their own independent decision regarding an investment in the Fund. The foregoing discussion is general in nature and is not intended to be all-inclusive. Each Plan fiduciary should consult with its legal advisors concerning the considerations discussed above before making an investment in the Fund. As indicated above, Other Plan Laws governing the investment and management of the assets of Plans that are not subject to Title I of ERISA or Section 4975 of the Code, such as governmental plans and non-U.S. plans, may contain fiduciary responsibility and prohibited transaction requirements similar to those under ERISA and Section 4975 of the Code. Accordingly, Plans, in consultation with their legal advisors, should consider the impact of their respective laws and regulations on an investment in the Fund and the considerations discussed above, if applicable

The provisions of ERISA and the Code are subject to extensive and continuing administrative and judicial interpretation and review. The discussion of ERISA and the Code contained in this Prospectus Supplement is general, does not purport to be a thorough analysis of ERISA or the Code, may be affected by future publication of regulations and rulings and should not be considered legal advice. Potential investors that are Benefit Plan Investors and their fiduciaries should consult their legal advisers regarding the consequences under ERISA and the Code of the acquisition and ownership of Rights and/or Common Stock. Plans that are not subject to the requirements of ERISA or Section 4975 of the Code (such as governmental plans, non-U.S. plans and certain church plans) may be subject to similar rules under other applicable laws or documents, and also should consult their own advisers as to the propriety of an investment in the Fund.

TABLE OF FEES AND EXPENSES

The following tables are intended to assist you in understanding the various costs and expenses directly or indirectly associated with investing in our shares of Common Stock as a percentage of net assets attributable to shares of Common Stock. Amounts are for the current fiscal year after giving effect to anticipated net proceeds of the Rights offering, assuming that we incur the estimated offering expenses.

STOCKHOLDER TRANSACTION EXPENSES
Sales Load (percentage of offering price)	—	%(1)
Offering Expenses Borne by the Fund (percentage of offering price)	—	%(2)
Dividend Reinvestment Plan Per Transaction Fee to Sell Shares Obtained Pursuant to the Plan	$5.00	(3)
TOTAL TRANSACTION EXPENSES (as a percentage of offering price)(4)

Percentage of Net Assets Attributable to Shares of Common Stock
ANNUAL EXPENSES
Management Fees(5)	[●]%
Interest Payment of Borrowed Funds(6)	[●]%
Other Expenses(7)	[●]%

TOTAL ANNUAL EXPENSES	[●]%

(1)

The sales load will apply only if the securities to which the Prospectus relates are sold to or through underwriters. In such case, a corresponding Prospectus Supplement will disclose the applicable sales load.

(2)	The related Prospectus Supplement will disclose the estimated amount of offering expenses, the offering price and the offering expenses borne by the Fund as a percentage of the offering price.
(3)

Common Stockholders will pay brokerage charges if they direct the Plan Agent (defined below) to sell shares of Common Stock held in a dividend reinvestment account. See “Dividend Reinvestment Plan.” There are no fees charged to Common Stockholders for participating in the Fund’s dividend reinvestment plan. However, Common Stockholders participating in the Plan that elect to sell their Common Stock obtained pursuant to the Plan would pay $5.00 per transaction to sell Common Stock.

(4)	The related Prospectus Supplement will disclose the offering price and the total Common Stockholder transaction expenses as a percentage of the offering price.
(5)

The Manager receives an annual fee, payable monthly, in an amount equal to 0.85% of the Fund’s average daily net assets plus the proceeds of any outstanding borrowings used for leverage and any proceeds from the issuance of preferred stock. For purposes of this table, we have assumed that the Fund has utilized borrowings in an aggregate amount of [ ]% of its net assets (after their issuance). If the Fund were to use financial leverage in excess of [ ]% of its net assets, the management fees shown would be higher.

(6)

For the purposes of this table, we have assumed the Fund has utilized borrowings in an aggregate amount of [●]% of its net assets (which equals the average level of leverage for the Fund’s fiscal year ended December 31, 20[●]). The expenses and rates associated with leverage may vary as and when borrowings or issuances of preferred stock are made.

(6)	Estimated based on amounts incurred in the period ended December 31, 20[●].

The purpose of the table above and the examples below is to help you understand all fees and expenses that you, as a holder of Common Stock, would bear directly or indirectly.

Example

The following example illustrates the expenses you would pay on a $1,000 investment in shares of Common Stock (which assumes the Fund’s use of leverage in an aggregate amount equal to [ ]% of the Fund’s net assets), assuming a 5% annual portfolio total return.*

	1 Year	3 Years	5 Years	10 Years
Total Expenses Incurred	$	$	$	$

*

The example should not be considered a representation of future expenses. The example assumes that the amounts set forth in the Table of Fees and Expenses table are accurate and that all distributions are reinvested at net asset value. Actual expenses may be greater or less than those assumed. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

USE OF PROCEEDS

The Fund estimates the net proceeds of the Rights offering to be approximately $[●], based on the estimated Subscription Price per share of Common Stock of $[●] ([●]% of the last reported sales price of the Fund’s shares of Common Stock on the NYSE on [●], 20[●]), assuming all new shares of Common Stock offered are sold and that the expenses related to the Rights offering estimated at approximately $[●] are paid.

The Manager expects that it will initially invest the proceeds of the offering in high quality short term debt securities and instruments. The Manager anticipates that the investment of the proceeds will be made in accordance with the Fund’s investment objectives and policies as appropriate investment opportunities are identified, which is expected to be substantially completed within three months; however, the identification of appropriate investment opportunities pursuant to the Fund’s investment style or changes in market conditions may cause the investment period to extend as long as six months. Depending on market conditions and operations, a portion of the cash held by the Fund, including any proceeds raised from the Rights offering, may be used to pay distributions in accordance with the Fund’s distribution policy and may be a return of capital. A return of capital is a return to investors of a portion of their original investment in the Fund. In general terms, a return of capital would involve a situation in which a Fund distribution (or a portion thereof) represents a return of a portion of a Common Stockholder’s investment in the Fund, rather than a distribution that is funded from the Fund’s earned income or other profits. Although return of capital distributions may not be currently taxable, such distributions would decrease the basis of a Common Stockholder’s Common Stock (but not below zero), and therefore, may increase a Common Stockholder’s tax liability for capital gains upon a sale of Common Stock, even if sold at a loss to the Common Stockholder’s original investment.

CAPITALIZATION

The following table sets forth the unaudited capitalization of the Fund as of [●], 20[●] and its adjusted capitalization assuming the shares of Common Stock available in the Rights offering discussed in this Prospectus Supplement had been issued.

[To be provided.]

PRICE RANGE OF COMMON STOCK

The following table sets forth for the quarters indicated, the high and low sale prices on the NYSE per share of our Common Stock and the net asset value and the premium or discount from net asset value per share at which the shares of Common Stock were trading, expressed as a percentage of net asset value, at each of the high and low sale prices provided.

	Net Asset Value per Common Share on Date of Market Price(1)		NYSE Market Price per Common Share(2)		Premium/ (Discount) on Date of Market Price(3)		Trading
During Quarter Ended	High	Low	High	Low	High	Low	Volume
[December 31, 20[●]]	[ ]	[ ]	[ ]	[ ]	[ ]%	[ ]%	[ ]
[March 31, 20[●]]	[ ]	[ ]	[ ]	[ ]	[ ]%	[ ]%	[ ]
[June 30, 20[●]]	[ ]	[ ]	[ ]	[ ]	[ ]%	[ ]%	[ ]
[September 30, 20[●]]	[ ]	[ ]	[ ]	[ ]	[ ]%	[ ]%	[ ]
[December 31, 20[●]]	[ ]	[ ]	[ ]	[ ]	[ ]%	[ ]%	[ ]
[March 31, 20[●]]	[ ]	[ ]	[ ]	[ ]	[ ]%	[ ]%	[ ]
[June 30, 20[●]]	[ ]	[ ]	[ ]	[ ]	[ ]%	[ ]%	[ ]
[September 30, 20[●]]	[ ]	[ ]	[ ]	[ ]	[ ]%	[ ]%	[ ]
[December 31, 20[●]]	[ ]	[ ]	[ ]	[ ]	[ ]%	[ ]%	[ ]
[March 31, 20[●]]	[ ]	[ ]	[ ]	[ ]	[ ]%	[ ]%	[ ]
[June 30, 20[●]]	[ ]	[ ]	[ ]	[ ]	[ ]%	[ ]%	[ ]
[September 30, 20[●]]	[ ]	[ ]	[ ]	[ ]	[ ]%	[ ]%	[ ]

(1)	Based on the Fund’s computations.
(2)	Source: NYSE.
(3)	Based on the Fund’s computations.
(4)	Source: Bloomberg.

On [●], 20[●], the last reported net asset value per share of Common Stock was $[●] and the last reported sales price per Common Stock on the NYSE was $[●].

SPECIAL CHARACTERISTICS AND RISKS OF THE RIGHTS OFFERING

Risk is inherent in all investing. Therefore, before investing in the shares of Common Stock, you should consider the risks associated with such an investment carefully. See “Risks” in the Prospectus. The following summarizes some of the matters that you should consider before investing in the Fund through the Rights offering:

Dilution. Record Date Stockholders who do not fully exercise their Rights will, at the completion of the Rights offering, own a smaller proportional interest in the Fund than owned prior to the Rights offering. The completion of the Rights offering will result in immediate voting dilution for such Common Stockholders. Further, both the sales load and the expenses associated with the Rights offering will immediately reduce the net asset value of each outstanding share of Common Stock. In addition, if the Subscription Price is less than the net asset value per share of Common Stock as of the Expiration Date, the completion of this Rights offering will result in an immediate dilution of the net asset value per share of Common Stock for all existing Common Stockholders (i.e., will cause the net asset value per share of Common Stock to decrease). It is anticipated that existing Common Stockholders will experience immediate dilution even if they fully exercise their Rights. Such dilution is not currently determinable because it is not known how many shares of Common Stock will be subscribed for, what the net asset value per share of Common Stock or market price per share of Common Stock will be on the Expiration Date or what the Subscription Price per share of Common Stock will be. If the Subscription Price is substantially less than the current net asset value per share of Common Stock, this dilution could be substantial. The Fund will pay expenses associated with the Rights offering, estimated at approximately $[●]. In addition, the Fund has agreed to pay a dealer manager fee (sales load) equal to [●]% of the Subscription Price per share of Common Stock issued pursuant to the exercise of Rights (including pursuant to the Over-Subscription Privilege). The Fund, not investors, pays the sales load, which is ultimately borne by all Common Stockholders. All of the costs of the Rights offering will be borne by the Fund (and indirectly by the Fund’s Common Stockholders). See “Table of Fees and Expenses” in this Prospectus Supplement and “Summary of Fund Expenses” in the accompanying Prospectus for more information.

If you do not exercise all of your Rights, you may own a smaller proportional interest in the Fund when the Rights offering is over. In addition, you will experience an immediate dilution of the aggregate net asset value per share of Common Stock if you do not participate in the Rights offering and will experience a reduction in the net asset value per share of Common Stock whether or not you exercise your Rights, if the Subscription Price is below the Fund’s net asset value per share of Common Stock on the Expiration Date, because:

•	the offered shares of Common Stock are being sold at less than their current net asset value;

•	you will indirectly bear the expenses of the Rights offering; and

•	the number of shares of Common Stock outstanding after the Rights offering will have increased proportionately more than the increase in the amount of the Fund’s net assets.

On the other hand, if the Subscription Price is above the Fund’s net asset value per share of Common Stock on the Expiration Date, you may experience an immediate accretion of the aggregate net asset value per share of your shares of Common Stock even if you do not exercise your Rights and an immediate increase in the net asset value per share of Common Stock whether or not you participate in the Rights offering, because:

•	the offered shares of Common Stock are being sold at more than their current net asset value after deducting the expenses of the Rights offering; and

•	the number of shares of Common Stock outstanding after the Rights offering will have increased proportionately less than the increase in the amount of the Fund’s net assets.

[Furthermore, if you do not participate in the secondary over-subscription, if it is available, your percentage ownership will also be diluted.] The Fund cannot state precisely the amount of any dilution because it is not known at this time what the net asset value per share of Common Stock will be on the Expiration Date or what proportion of the Rights will be exercised. The impact of the Rights offering on net asset value (“NAV”) per share of Common Stock is shown by the following examples, assuming the Rights offering is fully subscribed and a $[●] Subscription Price:

Scenario 1: (assumes net asset value per share is above subscription price)(1)

NAV(2)	[●]
Subscription Price(3)	[●]
Reduction in NAV ($)(4)	[●]
Reduction in NAV (%)	[●]

[Scenario 2: (assumes net asset value per share is below subscription price)(1)

NAV(2)	[●]
Subscription Price(3)	[●]
Increase in NAV ($)(4)	[●]
Increase in NAV (%)	[●]

(1)	Both examples assume the full Primary Subscription [and Secondary Over-Subscription Privilege] are exercised. Actual amounts may vary due to rounding.
(2)

For illustrative purposes only; reflects the Fund’s net asset value per share of Common Stock as of [●], 20[●]. It is not known at this time what the net asset value per share of Common Stock will be on the Expiration Date.

(3)

For illustrative purposes only; reflects an estimated Subscription Price of $[●] based upon [●]% of the last reported sales price of the Fund’s shares of Common Stock on the NYSE on [●], 20[●]. It is not known at this time what the Subscription Price will be on the Expiration Date.

(4)	Assumes $[●] in estimated offering expenses.

If you do not wish to exercise your Rights, you should consider selling them as set forth in this Prospectus Supplement. Any cash you receive from selling your Rights may serve as partial compensation for any possible dilution of your interest in the Fund. The Fund cannot give assurance, however, that a market for the Rights will develop or that the Rights will have any marketable value.

[The Fund’s largest Common Stockholders could increase their percentage ownership in the Fund through the exercise of the primary subscription and over-subscription privilege.]

Risks of Investing in Rights. Shares of closed-end funds such as the Fund frequently trade at a discount to net asset value. If the Formula Price is less than [●]% of net asset value on the Expiration Date, then the Subscription Price will likely be greater than the market price of a share of Common Stock on that date. In addition, the Formula Price, even if above [●]% of net asset value, may be still above the market price of a share of Common Stock on the Expiration Date. If either event occurs, the Rights will have no value, and a person who exercises Rights will experience an immediate loss of value.

Leverage. The Fund may seek to enhance the level of its current distributions to Common Stockholders through the use of leverage. The Fund may use leverage directly at the fund level through borrowings, including loans from certain financial institutions, the use of reverse repurchase agreements and/or borrowings, and possibly through the issuance of preferred stock. The Fund may use leverage through borrowings in an aggregate amount of up to approximately 33 1/3 % of the Fund’s total net assets immediately after such borrowings. Furthermore, the Fund may use leverage through the issuance of preferred stock in an aggregate amount of liquidation preference attributable to the preferred stock combined with the aggregate amount of any borrowings of up to approximately 50% of the Fund’s total net assets immediately after such issuance. Currently, the Fund has no intention to issue notes or debt securities or preferred stock. In addition, the Fund may enter into additional reverse repurchase agreements and/or use similar investment management techniques that may provide leverage, subject to the requirements of Rule 18f-4 under the 1940 Act. Under Rule 18f-4(d), the Fund may enter into reverse repurchase agreements or similar financing transactions in reliance on such rule if the Fund either (i) complies with the asset coverage requirements of Section 18 of the 1940 Act, and combines the aggregate amount of indebtedness associated with all reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating its asset coverage ratio; or (ii) treats all reverse repurchase agreements or similar financing transactions as derivatives transactions for all purposes under the rule.

Increase in Share Price Volatility; Decrease in Share Price. The Rights offering may result in an increase in trading of the shares of Common Stock, which may increase volatility in the market price of the Common Stock. The Rights offering may result in an increase in the number of Common Stockholders wishing to sell their shares of Common Stock, which would exert downward price pressure on the price of shares of Common Stock.

Under-Subscription. It is possible that the Rights offering will not be fully subscribed. Under-subscription of the Rights offering would have an impact on the net proceeds of the Rights offering and whether the Fund achieves any benefits.

TAXATION

The following is a general summary of certain U.S. federal income tax consequences of the Rights offering to Record Date Stockholders who are U.S. persons for U.S. federal income tax purposes. The following summary supplements the discussion set forth in the accompanying Prospectus and SAI and is subject to the qualifications and assumptions set forth therein. The discussion set forth herein does not constitute tax advice and potential investors are urged to consult their own tax advisers to determine the tax consequences of investing in the Fund.

Please refer to the “Certain United States Federal Income Tax Considerations” section in the Fund’s Prospectus and SAI for a description of the consequences of investing in the shares of Common Stock of the Fund. Special tax considerations relating to this Rights offering are summarized below:

•	The value of a Right will not be includible in the income of a Common Stockholder at the time the Right is issued.

•

The basis of the Rights issued to a Common Stockholder will be zero, and the basis of the Common Stock with respect to which the Rights were issued (the “Old Common Stock”) will not change, unless either (i) the fair market value of the Rights on the date of distribution is at least 15% of the fair market value of the Old Common Stock, or (ii) such Common Stockholder affirmatively elects (in the manner set out in Treasury Regulations under the Code) to allocate to the Rights a portion of the basis of the Old Common Stock. In the case of clause (i) or (ii) above, such Common Stockholder must generally allocate the basis of the Old Common Stock between the Old Common Stock and the Rights in proportion to their fair market values on the date of distribution, but as discussed below, the basis of the Old Common Stock may be allocated to a Right only if the Right is sold or exercised.

•	The basis of a Right purchased will generally be its purchase price.

•	A Common Stockholder’s holding period in a Right issued includes the holding period of the Old Common Stock.

•

A Common Stockholder will not recognize a loss if a Right distributed to such Common Stockholder expires unexercised because the basis of the Old Common Stock may be allocated to a Right only if the Right is sold or exercised. If a Right that has been purchased in the market expires unexercised, there will be a recognized loss equal to the basis of the Right.

•

Any gain or loss on the sale of a Right will be a capital gain or loss if the Right is held as a capital asset (which in the case of a Right issued to Record Date Stockholders will depend on whether the Old Common Stock is held as a capital asset), and will be a long-term capital gain or loss if the holding period is deemed to exceed one year.

•

No gain or loss will be recognized by a Common Stockholder upon the exercise of a Right, and the basis of any Common Stock acquired upon exercise (the “New Common Stock”) will equal the sum of the basis, if any, of the Right and the subscription price for the New Common Stock. The holding period for the New Common Stock will begin on the date when the Right is exercised (or, in the case of a Right purchased in the market, potentially the day after the date of exercise).

The foregoing is a general and brief summary of certain U.S. federal income tax consequences of the Rights offering, and applies with respect to U.S. federal income taxation only. Other tax issues such as state and local taxation may apply. The foregoing discussion is based upon present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change or differing interpretations (possibly with retroactive effect). Investors are urged to consult their own tax advisors to determine the tax consequences of the Rights offering and investing in the Fund.

PLAN OF DISTRIBUTION

Distribution Arrangements

[●] will act as Dealer Manager for this Rights offering. Under the terms and subject to the conditions contained in the Dealer Manager Agreement among the Dealer Manager, the Fund and the Manager, the Dealer Manager will provide financial structuring and solicitation services in connection with the Rights offering and will solicit the exercise of Rights and participation in the over-subscription privilege. The Rights offering is not contingent upon any number of Rights being exercised. The Dealer Manager will also be responsible for forming and managing a group of selling broker-dealers (each a “Selling Group Member” and collectively the “Selling Group Members”), whereby each Selling Group Member will enter into a Selling Group Agreement with the Dealer Manager to solicit the exercise of Rights and to sell shares of Common Stock purchased by the Selling Group Member from the Dealer Manager. In addition, the Dealer Manager will enter into a Soliciting Dealer Agreement with other soliciting broker-dealers (each a “Soliciting Dealer” and collectively the “Soliciting Dealers”) to solicit the exercise of Rights. See “—Compensation to Dealer Manager” for a discussion of fees and other compensation to be paid to the Dealer Manager, Selling Group Members and Soliciting Dealers in connection with the Rights offering.

The Fund and the Manager have each agreed to indemnify the Dealer Manager for losses arising out of certain liabilities, including liabilities under the Securities Act. The Dealer Manager Agreement also provides that the Dealer Manager will not be subject to any liability to the Fund in rendering the services contemplated by the Dealer Manager Agreement except for any act of willful misfeasance, bad faith or gross negligence of the Dealer Manager or reckless disregard by the Dealer Manager of its obligations and duties under the Dealer Manager Agreement.

In order to seek to facilitate the trading market in the Rights for the benefit of non-exercising Common Stockholders, and the placement of the shares of Common Stock to new or existing investors pursuant to the exercise of the Rights, the Dealer Manager Agreement provides for special arrangements with the Dealer Manager. Under these arrangements, the Dealer Manager is expected to purchase Rights on the [●], as well as Rights received by the Rights Agent for sale by Record Date Stockholders and offered to the Dealer Manager and unexercised Rights of Record Date Stockholders whose record addresses are outside the United States that are held by the Subscription Agent and for which no instructions are received. The number of rights, if any, purchased by the Dealer Manager will be determined by the Dealer Manager in its sole discretion. The Dealer Manager is not obligated to purchase Rights or shares of Common Stock as principal for its own account to facilitate the trading market for Rights or for investment purposes. Rather, its purchases are expected to be closely related to interest in acquiring shares of Common Stock generated by the Dealer Manager through its marketing and soliciting activities. The Dealer Manager intends to exercise Rights purchased by it during the Subscription Period but prior to the Expiration Date. The Dealer Manager may exercise those Rights at its option on one or more dates, which are expected to be prior to the Expiration Date. The subscription price for the shares of Common Stock issued through the exercise of Rights by the Dealer Manager prior to the Expiration Date will be the greater of [●]% of the last reported sale price of a share of Common Stock on the NYSE on the date of exercise or [●]% of the last reported net asset value of a share of Common Stock on the date prior to the date of exercise. The price and timing of these exercises are expected to differ from those described herein for the Rights offering. The subscription price will be paid to the Fund and the dealer manager fee with respect to such proceeds will be paid by the Fund on the applicable settlement date(s) of such exercise(s).

In connection with the exercise of Rights and receipt of shares of Common Stock, the Dealer Manager intends to offer those shares of Common Stock for sale to the public and/or through a group of selling members it has established. The Dealer Manager may set the price for those shares of Common Stock at any price that it determines, in its sole discretion. The Dealer Manager has advised that the price at which such shares of Common Stock are offered is expected to be at or slightly below the closing price of the shares of Common Stock on the NYSE on the date the Dealer Manager exercises Rights. No portion of the amount paid to the Dealer

Manager or to a selling group member from the sale of shares of Common Stock in this manner will be paid to the Fund. If the sales price of the shares of Common Stock is greater than the subscription price paid by the Dealer Manager for such shares of Common Stock plus the costs to purchase Rights for the purpose of acquiring those shares of Common Stock, the Dealer Manager will receive a gain. Alternatively, if the sales price of the shares of Common Stock is less than the subscription price for such shares of Common Stock plus the costs to purchase Rights for the purpose of acquiring those shares of Common Stock, the Dealer Manager will incur a loss. The Dealer Manager will pay a concession to selling group members in an amount equal to approximately [●]% of the aggregate price of the shares of Common Stock sold by the respective selling group member. Neither the Fund nor the Manager has a role in setting the terms, including the sales price, on which the Dealer Manager offers for sale and sells shares of Common Stock it has acquired through purchasing and exercising Rights or the timing of the exercise of Rights or sales of shares of Common Stock by the Dealer Manager. Persons who purchase shares of Common Stock from the Dealer Manager or the selling group will purchase shares at a price set by the Dealer Manager, which may be more or less than the Subscription Price, and at a time set by the Dealer Manager, which is expected to be prior to the Expiration Date.

The Dealer Manager may purchase Rights as principal or act as agent on behalf of its clients for the resale of such Rights. The Dealer Manager may realize gains (or losses) in connection with the purchase and sale of Rights and the sale of shares of Common Stock, although such transactions are intended by the Dealer Manager to facilitate the trading market in the Rights and the placement of the shares of Common Stock to new or existing investors pursuant to the exercise of the Rights. Any gains (or losses) realized by the Dealer Manager from the purchase and sale of Rights and the sale of shares of Common Stock is independent of and in addition to its fee as Dealer Manager. The Dealer Manager has advised that any such gains (or losses) are expected to be immaterial relative to its fee as Dealer Manager.

Since neither the Dealer Manager nor persons who purchase shares of Common Stock from the Dealer Manager or members of the selling group were Record Date Stockholders, they would not be able to participate in the over-subscription privilege.

Persons who purchase Common Stock from the Dealer Manager or the selling group will not purchase shares at the Subscription Price based on the formula price mechanism through which shares of Common Stock will be sold in the Rights Offering. Instead, those persons will purchase shares Common Stock at a price set by the Dealer Manager, which may be more or less than the Subscription Price, and will not have the uncertainty of waiting for the determination of the Subscription Price on the Expiration Date.

There is no limit on the number of Rights the Dealer Manager can purchase or exercise. Shares of Common Stock acquired by the Dealer Manager pursuant to the exercise of Rights acquired by it will reduce the number of shares of Common Stock available pursuant to the over-subscription privilege, perhaps materially, depending on the number of Rights purchased and exercised by the Dealer Manager.

Although the Dealer Manager can seek to facilitate the trading market for Rights as described above, investors can acquire shares of Common Stock at the Subscription Price by acquiring Rights on the [●] and exercising them in the method described above under “Description of the Rights —Method of Exercise of Rights” and “Description of the Rights—Payment for Shares.”

In the ordinary course of their businesses, the Dealer Manager and/or its affiliates may engage in investment banking or financial transactions with the Fund, the Manager and their affiliates. In addition, in the ordinary course of their businesses, the Dealer Manager and/or its affiliates may, from time to time, own securities of the Fund or its affiliates.

The principal business address of the Dealer Manager is [●].

Compensation to Dealer Manager

Pursuant to the Dealer Manager Agreement, the Fund has agreed to pay the Dealer Manager a fee for its financial structuring and solicitation services equal to [●]% of the Subscription Price per share of Common Stock for each share of Common Stock issued pursuant to the exercise of Rights, including the over-subscription privilege.

The Dealer Manager will reallow to Selling Group Members in the Selling Group to be formed and managed by the Dealer Manager selling fees equal to [●]% of the Subscription Price for each share of Common Stock issued pursuant to the Rights offering or the over-subscription privilege as a result of their selling efforts. In addition, the Dealer Manager will reallow to Soliciting Dealers that have executed and delivered a Soliciting Dealer Agreement and have solicited the exercise of Rights, solicitation fees equal to [●]% of the Subscription Price for each share of Common Stock issued pursuant to the exercise of Rights as a result of their soliciting efforts, subject to a maximum fee based on the number of shares of Common Stock held by such Soliciting Dealer through DTC on the Record Date. Fees will be paid to the broker-dealer designated on the applicable portion of the subscription certificates or, in the absence of such designation, to the Dealer Manager.

In addition, the Fund, has agreed to pay the Dealer Manager an amount up to $[●] as a partial reimbursement of its expenses incurred in connection with the Rights offering, including reasonable out-of-pocket fees and expenses, if any and not to exceed $[●], incurred by the Dealer Manager, Selling Group Members, Soliciting Dealers and other brokers, dealers and financial institutions in connection with their customary mailing and handling of materials related to the Rights offering to their customers. No other fees will be payable by the Fund or the Manager to the Dealer Manager in connection with the Rights offering.

LEGAL MATTERS

Certain legal matters in connection with the securities will be passed upon for the Fund by Simpson Thacher & Bartlett LLP, Washington, D.C. and for the underwriters by    . Simpson Thacher & Bartlett LLP may rely as to certain matters of Maryland law on the opinion of Venable LLP, Baltimore, Maryland.

FINANCIAL STATEMENTS

The audited financial statements included in the annual report to the Fund’s Common Stockholders for the fiscal year ended December 31, 20[●] and together with the report of [●] for the Fund’s annual report, are incorporated herein by reference to the Fund’s annual report to Common Stockholders. All other portions of the annual report to Common Stockholders are not incorporated herein by reference and are not part of the registration statement, the SAI, the Prospectus or any Prospectus Supplement.

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the Registration Statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION DATED JUNE 30, 2026

WESTERN ASSET EMERGING MARKETS DEBT FUND INC.

STATEMENT OF ADDITIONAL INFORMATION

Western Asset Emerging Markets Debt Fund Inc., a Maryland corporation (the “Fund”), is a diversified, closed-end management investment company.

This Statement of Additional Information relating to the Fund’s common stock, par value $0.001 per share (“Common Stock”), which we also refer to as our securities, does not constitute a prospectus, but should be read in conjunction with the Fund’s prospectus relating thereto dated   , 2026, and as it may be supplemented (the “Prospectus”). This Statement of Additional Information does not include all information that a prospective investor should consider before purchasing the Fund’s securities, and investors should obtain and read the Fund’s Prospectus prior to purchasing such securities. A copy of the Fund’s Prospectus, annual and semi-annual reports (when available) and additional information about the Fund may be obtained without charge by calling (888) 777-0102, by writing to the Fund at One Madison Avenue, 17th Floor, New York, New York 10010 or by visiting the Fund’s website (http://www.franklintempleton.com/investments/options/closed-end-funds). The information contained in, or accessed through, the Fund’s website is not part of the Fund’s Prospectus or this Statement of Additional Information. Prospective investors may also obtain a copy of the Fund’s Prospectus on the Securities and Exchange Commission’s website (http://www.sec.gov). Capitalized terms used but not defined in this Statement of Additional Information have the meanings ascribed to them in the Prospectus.

This Statement of Additional Information is dated    , 2026.

i

INVESTMENT OBJECTIVES

The Fund’s primary investment objective is to seek high current income and its secondary investment objective is capital appreciation. There can be no assurance the Fund will achieve its investment objectives.

INVESTMENT RESTRICTIONS

The following restrictions, along with the Fund’s investment objectives, are the Fund’s only fundamental policies—that is, policies that cannot be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities (a “1940 Act Vote”). For the purposes of the foregoing, a “majority of the Fund’s outstanding voting securities” means the lesser of (i) 67% of the Common Stock represented at a meeting at which more than 50% of the outstanding shares of Common Stock are represented or (ii) more than 50% of the outstanding shares of Common Stock. The other policies and investment restrictions are not fundamental polices of the Fund and may be changed by the Fund’s Board of Directors (the “Board” or “Board of Directors”) without Common Stockholder approval. Except with respect to the Fund’s ability to borrow under subparagraph (2) below, if a percentage restriction set forth below is adhered to at the time a transaction is effected, later changes in percentage resulting from any cause other than actions by the Fund will not be considered a violation. Under its fundamental restrictions:

(1) The Fund may not concentrate its investments in a particular industry, as that term is used in the 1940 Act, or otherwise permitted by regulatory authority having jurisdiction, from time to time. The Fund would be deemed to “concentrate” in a particular industry if it invested more than 25% of its net assets in that industry. The Fund’s industry concentration policy does not preclude it from focusing investments in issuers in a group of related industrial sectors (such as different types of utilities).

(2) The Fund may not borrow money or issue any senior security, except to the extent permitted under the 1940 Act, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

(3) The Fund may not purchase or sell commodities or commodities contracts or oil, gas or mineral programs. This restriction shall not prohibit the Fund from purchasing, selling or entering into futures contracts, options on futures contracts, forward contracts, or any interest rate, securities-related or other hedging instrument, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws.

(4) The Fund may not make loans, except to the extent permitted under the 1940 Act, or otherwise permitted by regulatory authority having jurisdiction, from time to time. The Fund may purchase bank obligations, including certificates of deposit, bankers’ acceptances and fixed time deposits. The Fund may lend portfolio securities to brokers or dealers or other financial institutions.

(5) The Fund may not act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

(6) The Fund may not purchase or sell real estate, although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein.

(7) The Fund may not make short sales of securities or purchase securities on margin (except for delayed delivery or when-issued transactions, such short-term credits as are necessary for the clearance of transactions and margin deposits in connection with transactions in futures contracts, options on futures contracts and options on securities and securities indices). This restriction may be changed by the Board of Directors without shareholder approval and is deemed non-fundamental.

(8) The Fund may not purchase more than 3% of the total outstanding voting stock of another investment company, invest more than 5% of its total assets in securities issued by another investment company, or invest more than 10% of its total assets in securities issued by other investment companies.

1

With respect to the fundamental policy relating to concentration set forth in subparagraph (1), the 1940 Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. A fund that invests a significant percentage of its total assets in a single industry may be particularly susceptible to adverse events affecting that industry and may be more risky than a fund that does not concentrate in an industry. The policy above will be interpreted to refer to concentration as that term may be interpreted from time to time. In addition, the term industry will be interpreted to include a related group of industries. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities (including, for the avoidance of doubt, U.S. agency mortgage-backed securities); securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; securities of foreign governments; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. There also will be no limit on investment in issuers domiciled in a single jurisdiction or country. The policy also will be interpreted to give broad authority to the Fund as to how to classify issuers within or among industries or groups of industries. The Fund has been advised by the staff of the SEC that the staff currently views securities issued by a foreign government to be in a single industry for purposes of calculating applicable limits on concentration. The Fund considers investments in private activity municipal debt securities, the principal and interest of which are derived principally from the assets and revenues of a non-governmental entity, when determining compliance with its concentration policy.

With respect to the limitation regarding the issuance of senior securities set forth in subparagraph (2) above, “senior securities” are defined as any bond, debenture, note, or similar obligation or instrument constituting a security and evidencing indebtedness, and any stock of a class having priority over any other class as to distribution of assets or payment of dividends.

The ability of a closed-end fund to issue senior securities is severely circumscribed by complex regulatory constraints under the 1940 Act that restrict, for instance, the amount, timing and form of senior securities that may be issued. The Fund operates under Rule 18f-4 under the 1940 Act which, among other things, governs the use of derivative investments and certain financing transactions (e.g., reverse repurchase agreements) by registered investment companies. Among other things, Rule 18f-4 requires funds that invest in derivative instruments beyond a specified limited amount to apply a value at risk (“VaR”) based limit to their use of certain derivative instruments and financing transactions and to adopt and implement a derivatives risk management program. Compliance with Rule 18f-4 by the Fund could, among other things, make derivatives more costly, limit their availability or utility, or otherwise adversely affect their performance. Rule 18f-4 may limit the Fund’s ability to use derivatives as part of its investment strategy. Using derivatives also can have a leveraging effect and increase Fund volatility.

Under the 1940 Act, a “senior security” does not include any promissory note or evidence of indebtedness where such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the issuer at the time the loan is made. A loan is presumed to be for temporary purposes if it is repaid within sixty days and is not extended or renewed.

With respect to the limitation regarding the investment in commodities set forth in subparagraph (3) above, the 1940 Act does not prohibit a fund from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). The value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. There also may be storage charges and risks of loss associated with physical commodities.

2

With respect to the limitation regarding making loans to other persons set forth in subparagraph (4) above, the 1940 Act does not prohibit a fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans.

With respect to the limitation regarding underwriting the securities of other issuers set forth in subparagraph (5) above, a technical provision of the Securities Act deems certain persons to be “underwriters” if they purchase a security from an issuer and later sell it to the public. Although it is not believed that the application of this Securities Act provision would cause a fund to be engaged in the business of underwriting, the policy set forth in subparagraph (5) will be interpreted not to prevent the Fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the Securities Act. Under the Securities Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus.

With respect to the limitation regarding real estate set forth in subparagraph (6) above, the 1940 Act does not prohibit a fund from owning real estate. Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. Owners of real estate may be subject to various liabilities, including environmental liabilities. The policy above will be interpreted not to prevent the Fund from investing in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities.

3

INVESTMENT POLICIES AND TECHNIQUES

The following information supplements the discussion of the Fund’s investment objectives, policies, and techniques that are described in the Prospectus.

The Fund intends to achieve its objective by investing primarily in U.S. dollar and non-U.S. dollar denominated debt securities of issuers in emerging market countries. Under normal market conditions, the Fund will invest at least 80% of its net assets plus any borrowings for investment purposes in U.S. dollar and non-U.S. dollar denominated debt securities of issuers in emerging market countries. In selecting investments, the Fund uses a combination of qualitative assessments and quantitative models that seek to measure the relative risks and opportunities of each market segment based on economic, market, political, currency and technical data. The Fund also makes an assessment of economic and market conditions to create an optimal risk/return allocation of the Fund’s assets among various segments of the emerging markets debt asset class.

Alternative Strategies and Temporary Defensive Positions

At times the Fund’s portfolio manager may judge that conditions in the securities markets make pursuing the Fund’s typical investment strategy inconsistent with the best interest of its Common Stockholders. At such times, the portfolio manager may temporarily use alternative strategies, primarily designed to reduce fluctuations in the value of the Fund’s assets. In implementing these defensive strategies, the Fund may invest without limit in securities that the portfolio manager believes present less risk to the Fund, including equity securities, debt and fixed-income securities, preferred stocks, U.S. government and agency obligations, cash or money market instruments, certificates of deposit, demand and time deposits, bankers’ acceptance or other securities the portfolio manager considers consistent with such defensive strategies, such as, but not limited to, options or futures. During periods in which such strategies are used, the duration of the Fund may diverge from the duration range for the Fund disclosed in its Prospectus (if applicable). It is impossible to predict when, or for how long, the Fund will use these alternative strategies. As a result of using these alternative strategies, the Fund may not achieve its investment objective.

Bank Obligations

The Fund may invest in all types of bank obligations, including certificates of deposit (“CDs”), time deposits and bankers’ acceptances. CDs are short-term negotiable obligations of commercial banks. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers usually in connection with international transactions.

U.S. commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the Federal Deposit Insurance Corporation (the “FDIC”). U.S. banks organized under state law are supervised and examined by state banking authorities, but are members of the Federal Reserve System only if they elect to join. Most state banks are insured by the FDIC (although such insurance may not be of material benefit to the Fund, depending upon the principal amount of CDs of each bank held by the Fund) and are subject to federal examination and to a substantial body of federal law and regulation. As a result of federal and state laws and regulations, U.S. branches of U.S. banks are, among other things, generally required to maintain specified levels of reserves, and are subject to other supervision and regulation designed to promote financial soundness. Banks may be particularly susceptible to certain economic factors, such as interest rate changes and adverse developments in the market for real estate. Fiscal and monetary policy and general economic cycles can affect the availability and cost of funds, loan demand and asset quality and thereby impact the earnings and financial conditions of banks.

Obligations of foreign branches of U.S. banks, such as CDs and time deposits, may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and

4

governmental regulation. Such obligations are subject to different risks than are those of U.S. banks or U.S. branches of foreign banks. These risks relate to foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. Foreign branches of U.S. banks and foreign branches of foreign banks are not necessarily subject to the same or similar regulatory requirements that apply to U.S. banks, such as mandatory reserve requirements, loan limitations and accounting, auditing and financial recordkeeping requirements. In addition, less information may be publicly available about a foreign branch of a U.S. bank or about a foreign bank than about a U.S. bank.

Obligations of U.S. branches of foreign banks may be general obligations of the parent bank, in addition to the issuing branch, or may be limited by the terms of a specific obligation and by federal and state regulation as well as governmental action in the country in which the foreign bank has its head office. A U.S. branch of a foreign bank with assets in excess of $1 billion may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state. In addition, branches licensed by the Comptroller of the Currency and branches licensed by certain states (“State Branches”) may or may not be required to: (a) pledge to the regulator, by depositing assets with a designated bank within the state; and (b) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of State Branches may not necessarily be insured by the FDIC. In addition, there may be less publicly available information about a U.S. branch of a foreign bank than about a U.S. bank.

Custodial Receipts

The Fund may acquire custodial receipts or certificates underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain municipal obligations. The underwriter of these certificates or receipts typically purchases municipal obligations and deposits the obligations in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the obligations. Although under the terms of a custodial receipt, the Fund would be typically authorized to assert its rights directly against the issuer of the underlying obligation, the Fund could be required to assert through the custodian bank those rights as may exist against the underlying issuer. Thus, in the event the underlying issuer fails to pay principal and/or interest when due, the Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying security has been deposited is determined to be an association taxable as a corporation for U.S. federal income tax purposes, the yield on the underlying security would be reduced by any entity-level corporate taxes paid by such entity.

Custodial receipts may also evidence ownership of future interest payments, principal payments or both on certain U.S. government obligations. Such obligations are held in custody by a bank on behalf of the owners. Custodial receipts are generally not considered obligations of the U.S. government for purposes of securities laws.

Derivatives — Generally

A derivative is a financial instrument that has a value based on, or derived from, the value of one or more underlying reference assets or instruments or measures of value or interest rates (“underlying instruments”), such as a security, a commodity, a currency, an index, an interest rate or a currency exchange rate. A derivative can also have a value based on the likelihood that an event will or will not occur. The Fund may engage in a variety of transactions using derivatives, including without limitation futures, options, forwards, interest rate swaps and other swaps (including buying and selling credit default swaps and options on credit default swaps), foreign currency futures, forwards and options, and futures contracts, warrants and other synthetic instruments that are intended to provide economic exposure to particular securities, assets or issuers or to be used as a hedging

5

technique. The Fund may use one or more types of these instruments without limit. The Fund reserves the ability to enter into other similar transactions which may be developed in the future to the extent Western Asset determines that they are consistent with the Fund’s investment objectives and policies and applicable regulatory requirements.

The Fund may use derivatives for any purpose, including but not limited to, in order to seek to enhance income, yield or return, as a substitute for investing directly in a security or asset, or as a hedging technique in order to seek to manage risk in the Fund’s portfolio. The Fund may choose not to make use of derivatives for a variety of reasons, and no assurance can be given that any derivatives strategy employed will be successful. The Fund’s use of derivative instruments may be limited from time to time by applicable law and regulation, availability or by policies adopted by the Board or Manager.

The Fund may utilize multiple derivative instruments and combinations of derivative instruments to seek to adjust the risk and return characteristics of its overall position. Combined positions will typically contain elements of risk that are present in each of its component transactions. It is possible that the combined position will not achieve its intended goal and will instead increase losses or risk to the Fund. Because combined positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

The Fund may enter into derivatives with standardized terms that have no or few special or unusual components, which are generally traded on an exchange, as well as derivatives with more complex features, singly or in combination. Non-standardized derivatives are generally traded OTC. OTC derivatives may be standardized or have customized features and may have limited or no liquidity. The Fund’s derivatives contracts may be centrally cleared or settled bilaterally directly with a counterparty. The Fund’s derivatives contracts may be cash settled or physically settled.

In addition to the instruments and strategies discussed in this section, additional opportunities in connection with derivatives and other similar or related techniques may become available to the Fund as a result of the development of new techniques, the development of new derivative instruments or a regulatory authority changing the range of permitted transactions. The Fund may utilize these opportunities and techniques to the extent that they are consistent with the Fund’s investment objectives and permitted by its investment limitations and applicable law and regulation. These opportunities and techniques may involve risks different from or in addition to those summarized herein.

Risks of Derivatives Generally. The use of derivatives involves special considerations and risks, certain of which are summarized below, and may result in losses to the Fund. In general, derivatives may increase the volatility of the Fund and may involve a small amount of cash to establish the derivative position relative to the magnitude of the risk or exposure assumed. Even a small investment in derivatives may magnify or otherwise increase investment losses to the Fund.

Market risk. Derivatives can be complex, and their success depends in part upon the portfolio manager’s ability to forecast correctly future market or other trends or occurrences or other financial or economic factors or the value of the underlying instrument. Even if the portfolio manager’s forecasts are correct, other factors may cause distortions or dislocations in the markets that result in losses or otherwise unsuccessful transactions. Derivatives may behave in unexpected ways, especially in abnormal or volatile market conditions. The market value of the derivative itself or the market value of underlying instruments may change in a way that is adverse to the Fund’s interest. There is no assurance that the use of derivatives will be advantageous to the Fund or that the portfolio manager will use derivatives to hedge appropriately.

Illiquidity risk. The Fund’s ability to exit a derivative position depends on the existence of a liquid market or, in the absence of such a market, the ability and willingness of the other party to the transaction (the “counterparty”) to enter into a transaction closing out the position. If there is no market or the Fund is not

6

successful in its negotiations, the Fund may not be able to sell or unwind the derivative position at an advantageous or anticipated time or price. This may also be the case if the counterparty becomes insolvent or otherwise defaults under the derivative transaction. The Fund may be required to make delivery of portfolio securities or other underlying instruments in order to close out a position or to sell portfolio securities or assets at a disadvantageous time or price in order to obtain cash to close out the position. While a position remains open, the Fund continues to be subject to investment risk on a derivative. The Fund may or may not be able to take other actions or enter into other transactions, including hedging transactions, to limit or reduce its exposure under the derivative. Illiquidity risk may be enhanced if a derivative transaction is particularly large. Certain derivatives, including certain OTC options and swaps, may be considered illiquid and therefore subject to the Fund’s limitation on illiquid investments.

Leverage risk. Certain derivative transactions may have a leveraging effect on the Fund, meaning that the Fund can obtain significant investment exposure in return for meeting a relatively small margin or other investment requirement. An adverse change in the value of an underlying instrument can result in losses substantially greater than the amount required to establish the derivative position. When the Fund engages in transactions that have a leveraging effect, the value of the Fund is likely to be more volatile and certain other risks also are likely to be compounded. This is because leverage generally magnifies the effect of any increase or decrease in the value of an investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

Margin risk. Certain derivatives require the Fund to make margin payments, a form of security deposit intended to protect against nonperformance of the derivative contract. The Fund may have to post additional margin if the value of the derivative position changes in a manner adverse to the Fund or if collateral provided by the Fund to secure its performance under the derivative contract decreases in value. Derivatives may be difficult to value, which may result in increased payment requirements to counterparties or a loss of value to the Fund. If the Fund has insufficient cash to meet additional margin requirements, it might need to sell assets or liquidate its derivative position at a disadvantageous time or price.

Speculation risk. Derivatives used for non-hedging purposes may result in losses that are not offset by increases in the value of portfolio holdings or declines in the cost of securities or other assets to be acquired. In the event that the Fund uses a derivative as an alternative to purchasing or selling other investments or in order to obtain desired exposure to an index or market, the Fund will be exposed to the same risks as are incurred in purchasing or selling the other investments directly, as well as the risks of the derivative transaction itself, such as market risk and counterparty credit risk.

Counterparty risk. Certain derivatives involve the risk of loss resulting from the actual or potential insolvency or bankruptcy of the counterparty or the failure by the counterparty to make required payments or otherwise comply with the terms of the contract. In the event of default by a counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction, which may be limited by applicable law in the case of the counterparty’s bankruptcy. The Fund may not be able to recover amounts owed to it by an insolvent counterparty.

Operational risk. There may be incomplete or erroneous documentation or inadequate collateral or margin, or transactions may fail to settle. The Fund may have only contractual remedies in the event of a counterparty default, and there may be delays, costs or disagreements as to the meaning of contractual terms and litigation in enforcing those remedies.

Uncleared OTC risk. Uncleared OTC derivative transactions, such as options, swaps, forward contracts, and options on foreign currencies, are entered into directly with counterparties or financial institutions acting as market makers, rather than being traded on exchanges or other trading platforms. Because uncleared OTC derivatives and other transactions are traded between counterparties based on contractual relationships, the Fund is subject to the credit risk of the counterparty rather than that of the clearinghouse and clearing broker. Although

7

the Fund intends to enter into such transactions only with counterparties which the Fund believes to be creditworthy, there can be no assurance that a counterparty will not default and that the Fund will not sustain a loss on a transaction as a result. Information available on counterparty creditworthiness may be incomplete or outdated, thus reducing the ability to anticipate counterparty defaults. The Fund bears the risk of loss of the amount expected to be received under an uncleared OTC derivative in the event of the default or bankruptcy of the counterparty. To the extent a counterparty’s obligations are not fully secured by collateral, then the Fund is essentially an unsecured creditor of the counterparty. If the counterparty defaults, the Fund will have contractual remedies, but there is no assurance that a counterparty will be able to meet its obligations pursuant to such contracts or that, in the event of default, the Fund will succeed in enforcing contractual remedies. Counterparty credit risk still exists even if a counterparty’s obligations are secured by collateral because the Fund’s interest in collateral may not be perfected or additional collateral may not be promptly posted as required. Counterparty credit risk also may be more pronounced if a counterparty’s obligations exceed the amount of collateral held by the Fund (if any), the Fund is unable to exercise its interest in collateral upon default by the counterparty, or if the termination value of the instrument varies significantly from the marked-to-market value of the instrument.

Non-U.S. derivatives risk. Derivative transactions may be conducted OTC outside of the United States or traded on foreign exchanges or other trading platforms. Such transactions may not be regulated as effectively as similar transactions in the United States, may not involve a clearing mechanism and related guarantees and are subject to the risk of governmental actions affecting trading in, or the price of, foreign securities or currencies. The value of such positions also could be adversely affected by (1) other foreign political, legal and economic factors, (2) lesser availability than in the United States of data on which to make trading decisions, (3) delays in the Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (4) the imposition of different exercise and settlement terms, procedures, margin requirements, fees, taxes or other charges than in the United States and (5) lower levels of volume and liquidity relative to United States derivatives markets.

Currency derivatives risk. Currency related transactions may be negatively affected by government exchange controls, blockages, and manipulations. Exchange rates may be influenced by factors extrinsic to a country’s economy. Also, there is no systematic reporting of last sale information with respect to foreign currencies. As a result, the information on which trading in currency derivatives is based may not be as complete as, and may be delayed beyond, comparable data for other types of transactions.

Turnover risk. Use of derivatives involves transaction costs, which may be significant. The Fund may be required to sell or purchase investments in connection with derivative transactions, potentially increasing the Fund’s portfolio turnover rate and transaction costs. Use of derivatives also may increase the amount of taxable income to Common Stockholders.

Risks Associated with Hedging with Derivatives. Derivative linked hedging strategies may fail to achieve their intended objectives, which may reduce the Fund’s return. Successful use of derivatives to hedge positions depends on the correlation between the price of the derivative and the price of the hedged asset. Derivatives hedging involves “basis risk”, or the risk that changes in the value of the derivative transaction will correlate imperfectly with changes in value of the hedged asset.

For example, the Fund may attempt to protect against declines in the value of the Fund’s portfolio assets by entering into a variety of derivatives transactions, including selling futures contracts, entering into swaps or purchasing puts on indices or futures contracts (short hedging). To the extent the short hedge derivative transaction fails to perfectly offset declines in the value of hedged Fund assets, the value of the Fund’s assets would decline, and the short hedge would not hedge or mitigate the loss in the value of the assets.

If the Fund has used derivatives to hedge or otherwise reduce the Fund’s risk exposure to a particular position and then disposes of that position at a time at which it cannot also settle, terminate or close out the corresponding hedge position, this may create net short investment exposure. Certain “short” derivative positions involve investment leverage, and the amount of the Fund’s potential loss is theoretically unlimited.

8

The Fund can use derivative instruments to establish a position in the market as a temporary substitute for the purchase of individual securities or other assets (long hedging) by buying futures contracts and/or calls on such futures contracts, indices or on securities or other assets, or entering into swaps. It is possible that when the Fund does so the market might decline. If the Fund then decides not to invest in the assets because of concerns that the market might decline further or for other reasons, the Fund will realize a loss on the hedge position that is not offset by a reduction in the price of the asset the Fund had intended to purchase.

Risk of Government Regulation of Derivatives. The regulation of derivatives transactions and funds that engage in such transactions is an evolving area of law and is subject to modification by government and judicial action. It is impossible to fully predict the effects of new and existing legislation and regulation, but the effects could be substantial and adverse. Additional regulation could, among other things, make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance or disrupt markets. Such regulation may limit or prevent the Fund from using derivatives as part of its investment strategy and could ultimately prevent the Fund from being able to achieve its investment goals. Limitations or restrictions applicable to the counterparties with which the Fund engages in derivative transactions could also prevent the Fund from using derivatives, adversely affect pricing or other factors relating to derivatives or adversely affect the availability of certain investments.

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) has mandated broad changes to the OTC derivatives market and granted significant authority to the SEC and the CFTC to regulate OTC derivatives markets. Pursuant to the Dodd-Frank Act and related regulations, OTC derivatives transactions are subject to comprehensive regulation, including mandatory clearing, margin and reporting requirements, among others. Similar regulations are being adopted in other jurisdictions around the world. While the new rules and regulations are designed to reduce systemic risk (i.e., the risk that the interdependence of large derivatives dealers could cause them to suffer liquidity, solvency or other challenges simultaneously), there is no assurance that they will achieve that result, and the ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance or disrupt markets.

Additionally, new regulations may result in increased uncertainty about counterparty risk and may limit the flexibility of the Fund to protect its interests in the event of an insolvency of a derivatives counterparty. In the event of a counterparty’s (or its affiliate’s) insolvency, the Fund’s ability to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral, could be stayed or eliminated under the rules of the applicable exchange or clearing corporation or under new special resolution regimes adopted in the United States, the European Union and various other jurisdictions. Such regimes provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty. In particular, with respect to counterparties who are subject to such proceedings in the European Union, the liabilities of such counterparties to the Fund could be reduced, eliminated, or converted to equity in such counterparties (sometimes referred to as a “bail in”).

The Fund operates under Rule 18f-4 under the 1940 Act which, among other things, governs the use of derivative investments and certain financing transactions (e.g., reverse repurchase agreements) by registered investment companies. Among other things, Rule 18f-4 requires funds that invest in derivative instruments beyond a specified limited amount to apply a VaR based limit to their use of certain derivative instruments and financing transactions and to adopt and implement a derivatives risk management program. Compliance with Rule 18f-4 by the Fund could, among other things, make derivatives more costly, limit their availability or utility, or otherwise adversely affect their performance. Rule 18f-4 may limit the Fund’s ability to use derivatives as part of its investment strategy.

Depository Receipts

Depositary receipts demonstrate ownership of shares of a foreign issuer and are alternatives to directly purchasing the underlying foreign security. Depositary receipts may be sponsored or unsponsored and include

9

ADRs, GDRs, EDRs and NVDRs. ADRs in registered form are typically issued by a U.S. bank or trust company, traded in U.S. dollars, and are designed for use in the domestic market. GDRs, EDRs, NVDRs and other similar instruments may be issued by a U.S. or non-U.S. entity and may be traded in other currencies. GDRs are tradable both in the United States and Europe and are designed for use throughout the world. EDRs are issued in bearer form and are designed for use in European securities markets.

Depositary receipts in general are subject to many of the risks associated with foreign investing (e.g., increased market, illiquidity, currency, political, information and other risks), and even where traded in U.S. dollars are subject to currency risk if the underlying security is traded in a foreign currency. Unsponsored depositary receipts are issued without the participation of the issuer of the underlying foreign security and there may be less information available about such issuers than there is with respect to domestic companies and issuers of securities underlying sponsored depositary receipts. Even if there is information available, there may not be a correlation between such information and the market value of the depositary receipts.

Futures Contracts and Options on Future Contracts

Generally, a futures contract is an exchange-traded, standardized agreement that obligates the seller of the contract to deliver a specified quantity of an underlying instrument, such as a security, currency or commodity, to the purchaser of the contract, who has the obligation to take delivery of the underlying instrument, at a specified price and date. In the case of futures on indices, the two parties agree to take or make delivery of an amount of cash equal to the difference between the level of the index at the close of the last trading day of the contract and the price at which the contract originally was written. Options on futures give the purchaser the right to assume a position in a futures contract at the specified exercise price at any time during the period of the option.

Futures contracts, by their terms, have stated expirations and, at a specified point in time prior to expiration, trading in a futures contract for the current delivery month will cease. As a result, an investor wishing to maintain exposure to a futures contract with the nearest expiration must close out the position in the expiring contract and establish a new position in the contract for the next delivery month, a process referred to as “rolling.” The process of rolling a futures contract can be profitable or unprofitable depending in large part on whether the futures price for the subsequent delivery month is less than or more than the price of the expiring contract.

Futures contracts may be used for hedging and non-hedging purposes, such as to simulate full investment in the underlying instrument while retaining a cash balance for portfolio management purposes, as a substitute for direct investment in the underlying instrument, to facilitate trading, to reduce transaction costs, or to seek higher investment returns (e.g., when a futures contract or option is priced more attractively than the underlying instrument). In addition, futures strategies can be used to manage the average duration of the Fund’s fixed-income portfolio, if applicable. The Fund may sell a debt futures contract or a call option thereon or purchase a put option on that futures contract to attempt to shorten the portfolio’s average duration. Alternatively, the Fund may buy a debt futures contract or a call option thereon or sell a put option thereon to attempt to lengthen the portfolio’s average duration.

At the inception of a futures contract the Fund is required to deposit “initial margin” with a futures commission merchant (“FCM”) in an amount at least equal to the amount designated by the futures exchange . Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is required to be returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

In addition to initial margin payments, during the life of the transaction “variation margin” or “settlement variation” payments are made to and from the FCM as the value of the margin and the underlying derivative

10

transaction varies, a process known as “marking-to-market.” Variation margin is intended to represent a daily settlement of the Fund’s obligations to or from an FCM. When the Fund purchases an option on a futures contract, the premium paid plus transaction costs is all that is at risk. However, there may be circumstances when the purchase of an option on a futures contract would result in a loss to the Fund when the use of a futures contract would not, such as when there is no movement in the value of the assets or currencies being hedged. In that case, the Fund would lose the premium it paid for the option plus transaction costs. In contrast, when the Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

Although some futures and options on futures call for making or taking delivery of the underlying instrument, generally those contracts are closed out prior to delivery by offsetting purchases or sales of matching futures or options (involving the same instrument and delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a gain, or if it is more, the Fund realizes a loss. If an offsetting sale price is more than the original purchase price, the Fund realizes a gain, or if it is less, the Fund realizes a loss. The Fund will also bear transaction costs for each contract, which will be included in these calculations. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions. If the Fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market, the imposition of price limits or otherwise, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option.

Among other factors, successful use of futures contracts and related options depends upon the ability of the portfolio manager to assess movements in the direction of prices of securities, commodities, measures of value, or interest or exchange rates, which requires different skills and techniques than assessing the value of individual securities. Moreover, futures contracts relate not to the current price level of the underlying instrument, but to the anticipated price level at some point in the future; accordingly trading of stock index futures may not reflect the trading of the securities that are used to formulate the index or even actual fluctuations in the index itself. There is, in addition, the risk that movements in the price of the futures contract will not correlate with the movements in the prices of the securities being hedged. Price distortions in the marketplace, resulting from increased participation by speculators in the futures market (among other things), may also impair the correlation between movements in the prices of futures contracts and movements in the prices of the hedged securities. If the price of the futures contract moves less than the price of securities that are the subject of the hedge, the hedge will not be fully effective; but if the price of the securities being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage may be partially offset by losses on the futures position.

Positions in futures contracts may be closed out only on an exchange or board of trade that provides a market for such futures contracts. Although the Fund intends to purchase and sell futures only on exchanges or boards of trade where there appears to be a liquid market, there is no assurance that such a market will exist for any particular contract at any particular time. In such event, it may not be possible to close a futures position and, in the event of adverse price movements, the Fund would continue to be required to make variation margin payments. Options have a limited life and thus can be disposed of only within a specific time period.

11

Purchasers of options on futures contracts pay a premium in cash at the time of purchase which, in the event of adverse price movements, could be lost. Sellers of options on futures contracts must post initial margin and are subject to additional margin calls that could be substantial in the event of adverse price movements. Because of the low margin deposits required, futures trading involves a high degree of leverage; as a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, or gain, to the Fund. In addition, the Fund’s activities in the futures markets may result in a higher portfolio turnover rate and additional transaction costs in the form of added brokerage commissions. In addition, applicable position limits may affect the hedging and investment activities of participants in derivatives markets and in the markets for the assets underlying such derivatives contracts, which could reduce the liquidity and adversely affect the pricing of derivatives contracts impacted by such position limits, thereby adversely affecting the performance of the Fund.

As noted above, exchanges may impose limits on the amount by which the price of a futures contract or related option is permitted to change in a single day. If the price of a contract moves to the limit for several consecutive days, the Fund may be unable during that time to close its position in that contract and may have to continue making payments of variation margin. The Fund may also be unable to dispose of securities or other instruments being used as “cover” during such a period. The CFTC and domestic exchanges have also established speculative position limits on the maximum speculative position that any person, or group of persons acting in concert, may hold or control in particular contracts and certain related swaps. Under current regulations, other accounts managed by the Manager or, if applicable, the subadviser are combined with the positions held by the Fund under the Manager’s or, if applicable, the subadviser’s management for position limit purposes. This trading could preclude additional trading by the Fund in such contracts.

When the Fund engages in futures transactions, it will also be exposed to the credit risk of its FCM. If the Fund’s FCM becomes bankrupt or insolvent, or otherwise defaults on its obligations to the Fund, the Fund may not receive all amounts owed to it in respect of its trading, even if the clearinghouse fully discharges all of its obligations. If an FCM were not to appropriately segregate client assets to the full extent required by the CEA, the Fund might not be fully protected in the event of the bankruptcy of an FCM. In the event of an FCM’s bankruptcy, the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of an FCM’s combined customer accounts, even if certain property held by an FCM is specifically traceable to the Fund (for example, U.S. Treasury bills deposited by the Fund). Such situations could arise due to various factors, or a combination of factors, including inadequate FCM capitalization, inadequate controls on customer trading and inadequate customer capital. In addition, in the event of the bankruptcy or insolvency of a clearinghouse, the Fund might experience a loss of funds deposited through its FCM as margin with the clearinghouse, a loss of unrealized profits on its open positions and the loss of funds owed to it as realized profits on closed positions. Such a bankruptcy or insolvency might also cause a substantial delay before the Fund could obtain the return of funds owed to it by an FCM who is a member of such clearinghouse.

Interest Rate Futures Contracts

The Fund may enter into interest rate futures contracts in order to protect it from fluctuations in interest rates without necessarily buying or selling fixed-income securities. An interest rate futures contract is an agreement to take or make delivery of either: (i) an amount of cash equal to the difference between the value of a particular index of debt securities at the beginning and at the end of the contract period; or (ii) a specified amount of a particular debt security at a future date at a price set at time of the contract. For example, if the Fund owns bonds, and interest rates are expected to increase, the Fund might sell futures contracts on debt securities having characteristics similar to those held in the portfolio. Such a sale would have much the same effect as selling an equivalent value of the bonds owned by the Fund. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the futures contracts to the Fund would increase at approximately the same rate, thereby keeping the net asset value of each class of the Fund from declining as much as it otherwise would have. The Fund could accomplish similar results by selling bonds with longer maturities and investing in bonds with shorter maturities when interest rates are expected to increase. However, since the futures

12

market may be more liquid than the cash market, the use of futures contracts as a risk management technique allows the Fund to maintain a defensive position without having to sell its portfolio securities.

Similarly when the Manager expects that interest rates may decline, the Fund may purchase interest rate futures contracts in an attempt to hedge against having to make subsequently anticipated purchases of bonds at the higher prices subsequently expected to prevail. Since the fluctuations in the value of appropriately selected futures contracts should be similar to that of the bonds that will be purchased, the Fund could take advantage of the anticipated rise in the cost of the bonds without actually buying them until the market had stabilized. At that time, the Fund could make the intended purchase of the bonds in the cash market and the futures contracts could be liquidated.

At the time of delivery of securities pursuant to an interest rate futures contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some (but not many) cases, securities called for by a futures contract may have a shorter term than the term of the futures contract and, consequently, may not in fact have been issued when the futures contract was entered.

Options

A call option gives the purchaser the right to buy, and obligates the writer to sell, a specified amount or value of a particular underlying asset or interest (such as a specified security, commodity, currency, interest rate, currency exchange rate or index) at an agreed-upon price (“strike price”). A put option gives the purchaser the right to sell, and obligates the writer to buy, a specified amount or value of a particular underlying asset or interest at an agreed-upon price. An American-style option may be exercised at any time during the term of the option, while a European-style option may be exercised only at the expiration of the option. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right granted under the option contract.

The value of an option position will reflect, among other things, the current market value of the underlying instrument, the time remaining until expiration, the relationship of the strike price to the market price of the underlying instrument, the historical price volatility of the underlying instrument and general market conditions. If the purchaser does not exercise the option, it will expire and the purchaser will have only lost the premium paid. If a secondary market exists, a purchaser or the writer may terminate a put option position prior to its exercise by selling it in the secondary market at its current price. The Fund will pay a brokerage commission each time it buys or sells an option. Such commissions may be higher than those that would apply to direct purchases or sales of the underlying instrument.

Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed and are standardized with respect to the underlying instrument, expiration date, contract size and strike price. In contrast, OTC options (options not traded on exchanges) are contracts between the Fund and a counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. The terms of OTC options generally are established through negotiation with the other party to the option contract (the counterparty). For a discussion on options on futures see “Futures Contracts and Options on Futures Contracts.”

Put Options. In return for receipt of the premium, the writer of a put option assumes the obligation to pay the strike price for the option’s underlying instrument if the buyer exercises the option. A put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received, if the underlying instrument’s price remains greater than or equal to the strike price. If the underlying instrument’s price falls below the strike price, the put writer would expect to suffer a loss. The buyer of a put option can expect to realize a gain if the underlying instrument’s price falls enough to offset the cost of purchasing the option. Any losses suffered by the buyer would be limited to the amount of the premium plus related transaction costs.

13

Optional delivery standby commitments are a type of put that gives the buyer of an underlying instrument the right to sell the underlying instrument back to the seller on specified terms to induce a purchase of the underlying instrument.

Call Options. In return for the receipt of the premium, the writer of a call option assumes the obligation to sell the underlying instrument at the strike price to the buyer upon exercise of the option. A call writer would generally expect to profit, although its gain would be limited to the amount of the premium it received, if the option goes unexercised, which typically occurs when the underlying instrument’s price remains less than or equal to the strike price. If the underlying instrument’s prices were to rise above the strike price, the writer of the call option would generally expect to suffer a loss, which is theoretically unlimited. A call buyer’s maximum loss is the premium paid for the call option, whereas the buyer’s maximum profit is theoretically unlimited.

Straddles. A long straddle is the purchase of a call and a put option with the same expiration date and relating to the same underlying instrument where the strike price of the put is less than or equal to the strike price of the call. The Fund may enter into a long straddle when its portfolio manager believes that the underlying instrument’s price will move significantly during the term of the options. A short straddle is a combination of a call and a put written on the same underlying instrument with the same expiration date where the strike price of the put is less than or equal to the strike price of the call. In a covered short straddle, the underlying instrument is considered cover for both the put and the call that the Fund has written. The Fund may enter into a short straddle when the portfolio manager believes that it is unlikely that underlying instrument’s prices will experience volatility during the term of the options.

Options on Indices. Puts and calls on indices are similar to puts and calls on other underlying instruments except that all settlements are in cash and gains or losses depend on changes in the level of the index rather than on price movements of individual underlying instruments. The writer of a call on an index receives a premium and the obligation to pay the purchaser an amount of cash equal to the difference between the closing level of the index and the strike price times a specified multiple (“multiplier”), if the closing level of the index is greater than the strike price of the call. The writer of a put on an index receives a premium and the obligation to deliver to the buyer an amount of cash equal to the difference between the closing level of the index and strike price times the multiplier if the closing level is less than the strike price.

Options on Indices Risk. The risks of investment in options on indices may be greater than options on securities and other instruments. Because index options are settled in cash, when the Fund writes a call on an index it generally cannot provide in advance for other underlying instruments because it may not be practical for the call writer to hedge its potential settlement obligations by acquiring and holding the underlying securities. The Fund can offset some of the risk of writing a call index option by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, the Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will vary from the value of the index.

If the Fund exercises an index option before the closing index value for that day is available, there is the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the strike price of the option (times the applicable multiplier) to the assigned writer.

Timing Risk. The hours of trading for options may not conform to the hours during which the underlying instrument are traded. To the extent that the options markets close before the markets for the underlying instrument, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. Options are marked to market daily and their value will be affected by changes in the value of the underlying instrument, changes in the dividend rates of the underlying securities, an increase in interest rates, changes in the actual or perceived volatility of the stock market and the underlying instrument and the remaining time to the options’ expiration. Additionally, the exercise price of an option may be adjusted

14

downward before the option’s expiration as a result of the occurrence of certain corporate or other events affecting the underlying instrument, such as extraordinary dividends, stock splits, merger or other extraordinary distributions or events. A reduction in the exercise price of an option would reduce the Fund’s capital appreciation potential on an underlying instrument.

Swaps

Generally, a swap agreement involves the exchange between two parties of their respective commitments to pay or receive cash flows, e.g., an exchange of floating rate payments for fixed-rate payments. Swaps may be negotiated bilaterally and traded OTC (OTC swaps) or, for certain types of swaps, must be executed through a centralized exchange or trading platform and be cleared through a regulated clearinghouse (cleared swaps). Swaps include but are not limited to, interest rate swaps, total return swaps, index swaps, inflation indexed swaps, currency swaps, credit default swaps and options on swaps or “swaptions”.

OTC swap agreements can be individually negotiated and structured to include exposure to a variety of different types of investments (such as individual securities, baskets of securities and securities indices) or market factors. The swap returns are generally calculated with respect to a notional amount, that is, the nominal or face amount used to calculate the payments to be made between the parties to the OTC swap.

The Fund may enter into one or more swap agreements for hedging or non-hedging purposes, including but not limited to, to enhance returns, increase liquidity, protect against currency and security price fluctuations, manage duration and gain exposure to certain markets or securities in a more cost-efficient manner.

Depending on their structure, swap agreements may increase or decrease the overall volatility of the Fund’s investments and its share price and yield and may affect the Fund’s exposure to long- or short-term interest rates (in the United States or abroad), foreign currency values, mortgage-backed security values, corporate borrowing rates or other market factors such as security prices or inflation rates.

Swap agreements used for hedging purposes may shift the Fund’s investment exposure from one type of investment to another. For example, if the Fund agrees to exchange payments in U.S. dollars for payments in foreign currency, the swap agreement would tend to decrease the Fund’s exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates.

The absence of a central exchange or market for swap transactions may lead, in some instances, to difficulties in trading and valuation, especially in the event of market disruptions.

Cleared Swaps. Recent legislation and implementing regulations require certain swaps to be cleared through a regulated clearinghouse. Although this clearing mechanism is generally intended to reduce counterparty credit risk, it may disrupt or limit the swap market and may result in swaps being more difficult to trade or value. As swaps become more standardized, the Fund may not be able to enter into swaps that meet its investment needs. The Fund also may not be able to find a clearinghouse willing to accept a swap for clearing. In the context of a cleared swap, a clearing broker will act as intermediary on behalf of the fund, and a central clearing organization will be the counterparty to the transaction. The Fund will assume the risk that the clearing broker or clearing organization may be unable to perform its obligations.

When the Fund enters into a cleared swap transaction, the Fund is subject to the credit and counterparty risk of the clearing house and the clearing broker through which it holds its cleared position. Counterparty risk of market participants with respect to centrally cleared swaps is concentrated in a few clearing houses, and it is not clear how an insolvency proceeding of a clearing house would be conducted and what impact an insolvency of a clearing house would have on the financial system. A clearing broker is obligated by contract and by applicable law and regulation to segregate all funds received from customers with respect to cleared derivatives transactions from the clearing member’s proprietary assets. However, all funds and other property received by a clearing

15

broker from its customers generally are held by the clearing broker on a commingled basis in an omnibus account, and the clearing member may invest those funds in certain instruments permitted under the applicable regulations. The assets of the Fund might not be fully protected in the event of the bankruptcy or default of the Fund’s clearing member, because the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing broker’s customers for a relevant account class. In addition, the clearing member is required to transfer to the clearing organization the amount of margin required by the clearing organization, which amounts generally are held in an omnibus account at the clearing organization for all customers of the clearing broker. Regulations promulgated by the CFTC require that the clearing broker notify the clearing house of the amount of initial margin provided by the clearing broker to the clearing organization that is attributable to each customer’s cleared swaps positions. However, if the clearing broker does not provide accurate reporting, the Fund is subject to the risk that a clearing organization will use the Fund’s assets held in an omnibus account at the clearing organization to satisfy payment obligations of a defaulting customer of the clearing broker to the clearing organization. In addition, clearing brokers generally provide to the clearing organization the net amount of variation margin required for cleared swaps for all of its customers in the aggregate, rather than the gross amount of each customer. The Fund is therefore subject to the risk that a clearing organization will not make variation margin payments owed to the Fund if another customer of the clearing broker has suffered a loss and is in default, and the risk that the Fund will be required to provide additional variation margin to the clearing house before the clearing house will move the Fund’s cleared derivatives transactions to another clearing broker. In addition, if a clearing broker does not comply with the applicable regulations or its agreement with the Fund, or in the event of fraud or misappropriation of customer assets by a clearing member, the Fund could have only an unsecured creditor claim in an insolvency of the clearing broker with respect to the margin held by the clearing broker.

In some ways, centrally cleared swaps arrangements are less favorable to the Fund than OTC swaps arrangements. For example, the Fund may be required to provide greater amounts of margin for cleared swaps than for OTC swaps. In addition, in contrast to OTC swaps, following a period of notice to the Fund, a clearing broker generally can require termination or transfer of existing cleared swaps at any time or increase applicable margin requirements above the margin that the clearing member broker previously required. Clearing houses also have broad rights to increase margin requirements for existing transactions or to terminate transactions at any time. Any increase in margin requirements or termination by the clearing member or the clearing house could interfere with the ability of the Fund to pursue its investment strategy. Further, any increase in margin requirements by a clearing broker could also expose the Fund to greater credit risk of its clearing broker, because margin for cleared swaps in excess of clearing house margin requirements typically is held by the clearing broker. While the documentation in place between the Fund and its clearing brokers generally provides that the clearing broker will accept for clearing all transactions submitted for clearing that are within credit limits (specified in advance) for the Fund, the Fund is still subject to the risk that no clearing member and clearing house will be willing or able to clear a transaction. In those cases, the transaction might have to be terminated, and the Fund could lose some or all of the benefit of the transaction, including loss of an increase in the value of the transaction and/or loss of hedging protection offered by the transaction. In addition, the documentation governing the relationship between the Fund and its clearing brokers is developed by the clearing brokers and generally is less favorable to the Fund than typical uncleared swap documentation. For example, this documentation generally includes a one-way indemnity by the Fund in favor of the clearing member, indemnifying the clearing broker against losses it incurs in connection with acting as the Fund’s clearing broker, and the documentation typically does not give the Fund any rights to exercise remedies if the clearing broker defaults or becomes insolvent.

Some types of cleared swaps are required to be executed on an exchange or on a swap execution facility (“SEF”). A SEF is a trading platform where multiple market participants can execute swaps by accepting bids and offers made by multiple other participants in the platform. While this execution requirement is designed to increase transparency and liquidity in the cleared swap market, trading on a SEF can create additional costs and risks for the Fund. For example, SEFs typically charge fees, and if the Fund executes swaps on a SEF through a broker intermediary, the intermediary may impose fees as well. In addition, the Fund may be obligated to a SEF,

16

or a broker intermediary who executes cleared swaps on a SEF on the Fund’s behalf, against any losses or costs that may be incurred as a result of the Fund’s transactions on the SEF.

The Fund may enter into swap transactions with certain counterparties pursuant to master netting agreements. A master netting agreement provides that all swaps entered into between the Fund and that counterparty shall be regarded as parts of an integral agreement. If amounts are payable on a particular date in the same currency in respect of more than one swap transaction, the amount payable shall be the net amount. In addition, the master netting agreement may provide that if one party defaults generally or on any swap, the counterparty can terminate all outstanding swaps with that party. As a result, to the extent the Fund enters into master netting agreements with a counterparty, the Fund may be required to terminate a greater number of swap agreements than if it had not entered into such an agreement in the event of a counterparty default, which may result in losses to the Fund.

Interest Rate Swaps, Caps and Floors. Interest rate swaps are agreements between two parties to exchange interest rate payment obligations. Typically, one party’s obligation is based on a fixed interest rate while the other party’s obligation is based on an interest rate that fluctuates with changes in a designated benchmark. An interest rate cap transaction entitles the purchaser, to the extent that a specified index exceeds a predetermined value, to receive payments on a notional amount from the party selling the cap. An interest rate floor transaction entitles the purchaser, to the extent that a specified index falls below a predetermined value, to receive payments on a notional amount from the party selling the floor. A collar combines elements of buying a cap and a floor. Caps and floors have an effect similar to buying or writing options. Caps and floors typically have lower liquidity than swaps.

Options on Swaps (“Swaptions”). A swaption is a contract that gives the counterparty the right, but not the obligation to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. The Fund may write (sell) and purchase put and call swaptions. Swaptions are generally subject to the same risks involved in the use of options and swaps. Depending on the terms of the option agreement, the Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When the Fund purchases a swaption, only the amount of premium the Fund paid is at risk should the option expire unexercised. However, when a Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement, which may result in losses to the Fund in excess of the premium it received.

Credit Default Swaps and Related Investments. The Fund may enter into credit default swap contracts for investment purposes and to add leverage to its investment portfolio. In these transactions, the Fund is generally required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default on, restructuring or downgrade of the debt obligation and/or a similar credit event. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund would keep the stream of payments and would have no payment obligations. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its net assets, the Fund would be subject to potential loss of the par (or other agreed-upon) value it had undertaken to pay following the occurrence of a credit event. Credit default swap contracts involve special risks and may result in losses to the Fund. Credit default swaps may in some cases be illiquid, and they may increase the Fund’s aggregate market and credit risk since the Fund has exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap and any custodian. As there is no central exchange or market for certain credit default swap transactions, they may be difficult to trade or value, especially in the event of market disruptions. It is possible that developments in the swap market, including new or modified government regulation, could adversely affect the Fund’s ability to terminate existing credit default swap agreements or to realize amounts to be received under such agreements.

The Fund may also purchase credit default swap contracts to attempt to hedge against the risk of default of debt obligations held in its portfolio, in which case the Fund would function as the counterparty referenced in the

17

preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default or other credit event in relation to the obligor under the referenced obligation (or, as applicable, a credit downgrade or other indication of financial instability). It would also involve credit risk—that the seller may fail to satisfy its payment obligations to the Fund in the event of a default.

The Fund may invest in credit default swap index products that provide exposure to multiple credits. The Fund can either buy the index (take on credit exposure) or sell the index (pass credit exposure to a counterparty). Such investments are subject to the associated risks with investments in credit default swaps discussed above.

Regulation as a “Commodity Pool”

The CFTC subjects advisers to registered investment companies to regulation by the CFTC if a fund that is advised by the investment adviser either (i) invests, directly or indirectly, more than a prescribed level of its liquidation value in CFTC Derivatives, or (ii) markets itself as providing investment exposure to such instruments. To the extent the Fund uses CFTC Derivatives, it intends to do so below such prescribed levels and will not market itself as a “commodity pool” or a vehicle for trading such instruments. Accordingly, the Manager has claimed an exclusion from the definition of the term “commodity pool operator” under the CEA pursuant to Rule 4.5 under the CEA. The Manager is not, therefore, subject to registration or regulation as a “commodity pool operator” under the CEA in respect of the Fund.

Distressed Debt Securities

Distressed debt securities are debt securities that are purchased in the secondary market and are the subject of bankruptcy proceedings or otherwise in default as to the repayment of principal and/or interest at the time of acquisition by the Fund or are rated in the lower rating categories (“Ca” or lower by Moody’s and “CC” or lower by S&P) or, if unrated, are in the judgment of the portfolio manager of equivalent quality. Investment in distressed debt securities is speculative and involves significant risk. The risks associated with high yield securities are heightened when investing in distressed debt securities.

The Fund may make such investments when the portfolio manager believes it is reasonably likely that the issuer of the distressed debt securities will make an exchange offer or will be the subject of a plan of reorganization pursuant to which the Fund will receive new securities (e.g., equity securities) and/or other assets. However, there can be no assurance that such an exchange offer will be made or that such a plan of reorganization will be adopted. In addition, a significant period of time may pass between the time at which the Fund makes its investment in distressed debt securities and the time that any such exchange offer or plan of reorganization is completed. During this period, it is unlikely that the Fund will receive any interest payments on the distressed debt securities, the Fund will be subject to significant uncertainty as to whether the exchange offer or plan will be completed and the Fund may be required to bear extraordinary expenses to protect or recover its investment. Even if an exchange offer is made or a plan of reorganization is adopted with respect to the distressed debt securities held by the Fund, there can be no assurance that the securities or other assets received by the Fund in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made. Moreover, any securities received by the Fund upon completion of an exchange offer or plan of reorganization may be restricted as to resale. As a result of the Fund’s participation in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of distressed debt securities, the Fund may be restricted from disposing of such securities.

Duration

For the simplest fixed-income securities, “duration” indicates the average time at which the security’s cash flows are to be received. For simple fixed-income securities with interest payments occurring prior to the

18

payment of principal, duration is always less than maturity. For example, a current coupon “bullet” bond with a maturity of 3.5 years (i.e., a bond that pays interest at regular intervals and that will have a single principal payment of the entire principal amount in 3.5 years) might have a duration of approximately three years. In general, the lower the stated or coupon rate of interest of a fixed-income security, the closer its duration will be to its final maturity; conversely, the higher the stated or coupon rate of interest of a fixed-income security, the shorter its duration will be compared to its final maturity.

Determining duration becomes more complex when fixed-income security features like floating or adjustable coupon payments, optionality (for example, the right of the issuer to prepay or call the security), and structuring (for example, the right of the holders of certain securities to receive priority as to the issuer’s cash flows) are considered. The calculation of “effective duration” attempts to take into account optionality and other complex features. Generally, the longer the effective duration of a security, the greater will be the expected change in the percentage price of the security with respect to a change in the security’s own yield. By way of illustration, a security with an effective duration of 3.5 years might normally be expected to go down in price by 35 bps if its yield goes up by 10 bps, while another security with an effective duration of 4.0 years might normally be expected to go down in price by 40 bps if its yield goes up by 10 bps. The assumptions that are made about a security’s features and options when calculating effective duration may prove to be incorrect. For example, many mortgage pass-through securities may have stated final maturities of 30 years, but current prepayment rates, which can vary widely under different economic conditions, may have a large influence on the pass-through security’s response to changes in yield. In these situations, the Fund’s portfolio manager may consider other analytical techniques that seek to incorporate the security’s additional features into the determination of its response to changes in its yield.

A security may change in price for a variety of reasons. For example, floating rate securities may have final maturities of ten or more years, but their effective durations will tend to be very short. If there is an adverse credit event, or a perceived change in the issuer’s creditworthiness, these securities could experience a far greater negative price movement than would be predicted by the change in the security’s yield in relation to its effective duration. As a result, investors should be aware that effective duration is not an exact measurement and may not reliably predict a security’s price sensitivity to changes in yield or interest rates.

Equity Securities

Equity securities include exchange-traded and OTC common and preferred stocks, warrants and rights, and securities convertible into common stock. Equity securities fluctuate in price based on changes in a company’s financial condition and overall market and economic conditions. The value of a particular security may decline due to factors that affect a particular industry or industries, such as an increase in production costs, competitive conditions or labor shortages; or due to general market conditions, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment. The value of an equity security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of a company’s equity securities may deteriorate because of a variety of factors, including disappointing earnings reports by the issuer, unsuccessful products or services, loss of major customers, major litigation against the issuer or changes in government regulations affecting the issuer or the competitive environment.

Exchange-Traded Funds (“ETFs”)

ETFs are ownership interests in investment companies, unit investment trusts, depositary receipts and other pooled investment vehicles that are traded on an exchange and that hold a portfolio of securities or other financial instruments (the “Underlying Assets”). The Underlying Assets are typically selected to correspond to the securities that comprise a particular broad based sector or international index, or to provide exposure to a particular industry sector or asset class, including precious metals or other commodities. “Short ETFs” seek a return similar to the inverse, or a multiple of the inverse, of a reference index. Short ETFs carry additional risks

19

because their Underlying Assets may include a variety of financial instruments, including futures and options on futures, options on securities and securities indices, swap agreements and forward contracts, and a short ETF may engage in short sales. An ETF’s losses on short sales are potentially unlimited; however, the Fund’s risk would be limited to the amount it invested in the ETF. Certain ETFs are actively managed by a portfolio manager or management team that makes investment decisions on Underlying Assets without seeking to replicate the performance of a reference index or industry sector or asset class.

Unlike shares of typical open-end management investment companies or unit investment trusts, shares of ETFs are designed to be traded throughout the trading day and bought and sold based on market price rather than net asset value. Shares can trade at either a premium or discount to net asset value. The portfolios held by ETFs are typically publicly disclosed on each trading day and an approximation of actual net asset value is disseminated throughout the trading day. Because of this transparency, the trading prices of ETFs tend to closely track the actual net asset value of the Underlying Assets and the ETF will generally gain or lose value depending on the performance of the Underlying Assets. In the future, as new products become available, the Fund may invest in ETFs that do not have this same level of transparency and, therefore, may be more likely to trade at a larger discount or premium to actual net asset values.

Gains or losses on the Fund’s investment in ETFs will ultimately depend on the purchase and sale price of the ETF. An active trading market for an ETF’s shares may not develop or be maintained and trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally. The performance of an ETF will be reduced by transaction and other expenses, including fees paid by the ETF to service providers. Investors in ETFs are eligible to receive their portion of income, if any, accumulated on the securities held in the portfolio, less fees and expenses of the ETF.

An investment in an ETF involves risks similar to investing directly in the Underlying Assets, including the risk that the value of the Underlying Assets may fluctuate in accordance with changes in the financial condition of their issuers, the value of securities and other financial instruments generally, and other market factors.

If an ETF is a registered investment company (as defined in the 1940 Act), the limitations applicable to the Fund’s ability to purchase securities issued by other investment companies apply absent exemptive relief. The SEC has granted orders for exemptive relief to certain ETFs that permit investments in those ETFs by other investment companies (such as the Fund) in excess of these limits. Under the orders, other investment companies generally may acquire up to 25% of the assets of an ETF. Some ETFs are not structured as investment companies and thus are not regulated under the 1940 Act.

Securities of Unseasoned Issuers

The Fund may invest in securities that have limited marketability and, therefore, may be subject to wide fluctuations in market value. In addition, the Fund may invest in issuers of securities that lack significant operating history and may be dependent on products or services without an established market share.

Illiquid Investments and Restricted Securities

An illiquid security is any security which the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the security. Illiquid securities may be difficult to value, and the Fund may have difficulty disposing of such securities promptly. The Fund does not consider non-U.S. securities to be restricted if they can be freely sold in the principal markets in which they are traded, even if they are not registered for sale in the United States.

Restricted securities are securities subject to legal or contractual restrictions on their resale, such as private placements. Such restrictions might prevent the sale of restricted securities at a time when the sale would

20

otherwise be desirable. Under SEC regulations, certain restricted securities acquired through private placements can be traded freely among qualified purchasers. While restricted securities are generally presumed to be illiquid, it may be determined that a particular restricted security is liquid. Investing in these restricted securities could have the effect of increasing the Fund’s illiquidity if qualified purchasers become, for a time, uninterested in buying these securities.

Restricted securities may be sold only (1) pursuant to SEC Rule 144A or another exemption, (2) in privately negotiated transactions or (3) in public offerings with respect to which a registration statement is in effect under the Securities Act. Rule 144A securities, although not registered in the U.S., may be sold to qualified institutional buyers in accordance with Rule 144A under the Securities Act. As noted above, the Fund may determine that some Rule 144A securities are liquid. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a restricted security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell.

Investments in Affiliated Money Market Funds

The Fund may invest, to the extent permitted by applicable law, all or some of its short-term cash investments in a money market fund or similarly-managed pool advised by the Manager, Western Asset or an affiliate of the Manager that may or may not be required to register with the SEC as an investment company. In connection with any such investments, the Fund, to the extent permitted by the 1940 Act, may pay its share of expenses of the fund in which it invests, which may result additional expenses for the Fund.

Loans

Loans are negotiated and underwritten by a bank or syndicate of banks and other institutional investors. The Fund may acquire an interest in loans through the primary market by acting as one of a group of lenders of a loan. The primary risk in an investment in loans is that the borrower may be unable to meet its interest and/or principal payment obligations. The occurrence of such a default with regard to a loan in which the Fund had invested would have an adverse effect on the Fund’s net asset value. In addition, a sudden and significant increase in market interest rates may cause a decline in the value of these investments and in the Fund’s net asset value. Other factors, such as rating downgrades, credit deterioration, or large downward movement in stock prices, a disparity in supply and demand of certain securities or market conditions that reduce liquidity could reduce the value of loans, impairing the Fund’s net asset value. Loans may not be considered “securities” for certain purposes and purchasers, such as the Fund, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws.

Loans in which the Fund may invest may be collateralized or uncollateralized and senior or subordinate. Investments in uncollateralized and/or subordinate loans entail a greater risk of nonpayment than do investments in loans which hold a more senior position in the borrower’s capital structure or that are secured with collateral. In the case of collateralized senior loans, however, there is no assurance that sale of the collateral would raise enough cash to satisfy the borrower’s payment obligation or that the collateral can or will be liquidated. As a result, the Fund might not receive payments to which it is entitled and thereby may experience a decline in the value of its investment and its net asset value. In the event of bankruptcy, liquidation may not occur and the court may not give lenders the full benefit of their senior positions. If the terms of a senior loan do not require the borrower to pledge additional collateral, the Fund will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the borrower’s obligations under the senior loans. To the extent that a senior loan is collateralized by stock in the borrower or its subsidiaries, such stock may lose all of its value in the event of bankruptcy of the borrower.

The Fund may also acquire an interest in loans by purchasing participations (“Participations”) in and/or assignments (“Assignments”) of portions of loans from third parties. By purchasing a Participation, the Fund

21

acquires some or all of the interest of a bank or other lending institution in a loan to a borrower. Participations typically will result in the Fund’s having a contractual relationship only with the lender and not the borrower. The Fund will have the right to receive payments or principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not directly benefit from any collateral supporting the loan in which it has purchased the Participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the Participation.

When the Fund purchases Assignments from lenders, the Fund will acquire direct rights against the borrower on the loan. However, since Assignments are arranged through private negotiations between potential assignees and assignors, the rights and obligations acquired by the Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the lender from which the Fund is purchasing the Assignments. Certain of the Participations or Assignments acquired by the Fund may involve unfunded commitments of the lenders or revolving credit facilities under which a borrower may from time to time borrow and repay amounts up to the maximum amount of the facility. In such cases, the Fund would have an obligation to advance its portion of such additional borrowings upon the terms specified in the loan documentation.

The Fund may acquire loans of borrowers that are experiencing, or are more likely to experience, financial difficulty, including loans of borrowers that have filed for bankruptcy protection. Although loans in which the Fund will invest generally will be secured by specific collateral, there can be no assurance that liquidation of such collateral would satisfy the borrower’s obligation in the event of nonpayment of scheduled interest or principal, or that such collateral could be readily liquidated. In the event of bankruptcy of a borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a senior loan.

In addition, the Fund may have difficulty disposing of its investments in loans. The liquidity of such securities is limited and the Fund anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market could have an adverse impact on the value of such securities and on the Fund’s ability to dispose of particular loans or Assignments or Participations when necessary to meet the Fund’s liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for loans may also make it more difficult for the Fund to assign a value to those securities for purposes of valuing the Fund’s investments and calculating its net asset value.

The issuer of a loan may offer to provide material, non-public information about the issuer to investors, such as the Fund. The Fund’s portfolio manager may avoid receiving this type of information about the issuer of a loan either held by or considered for investment by the Fund, because of prohibitions on trading in securities of issuers while in possession of such information. The decision not to receive material, non-public information may place the Fund at a disadvantage, relative to other loan investors, in assessing a loan or the loan’s issuer.

Mortgage-Backed and Other Asset-Backed Securities

An asset-backed security is a fixed income security that derives its value primarily from cash flows relating to a pool of assets. There are a number of different types of asset-backed and related securities, including mortgage- backed securities, securities backed by other pools of collateral (such as automobile loans, student loans, sub-prime mortgages, and credit card receivables), collateralized mortgage obligations, and collateralized debt obligations.

Asset-backed and mortgage-backed securities differ from conventional bonds in that principal is paid over the life of the securities rather than at maturity. As a result, payments of principal of and interest on mortgage-

22

backed securities and asset-backed securities are made more frequently than are payments on conventional debt securities. The average life of asset-backed and mortgage-backed securities is likely to be substantially less than the original maturity of the underlying asset pools as a result of prepayments or foreclosures of mortgages, as applicable. In addition, holders of mortgage-backed securities and of certain asset-backed securities (such as asset-backed securities backed by home equity loans) may receive unscheduled payments of principal at any time representing prepayments on the underlying mortgage loans or financial assets. When the holder of the security attempts to reinvest prepayments or even the scheduled payments of principal and interest, it may receive a rate of interest that is higher or lower than the rate on the mortgage-backed security or asset-backed security originally held. To the extent that mortgage-backed securities or asset-backed securities are purchased by the Fund at a premium, mortgage foreclosures and principal prepayments may result in a loss to the extent of the premium paid. To the extent the loans underlying a security representing an interest in a pool of mortgages or other assets are prepaid, the Fund may experience a loss (if the price at which the respective security was acquired by the Fund was at a premium over par, which represents the price at which the security will be redeemed upon prepayment) or a gain (if the price at which the respective security was acquired by the Fund was at a discount from par). In addition, prepayments of such securities held by the Fund will reduce the share price of the Fund to the extent the market value of the securities at the time of prepayment exceeds their par value, and will increase the share price of the Fund to the extent the par value of the securities exceeds their market value at the time of prepayment. Prepayments may occur with greater frequency in periods of declining interest rates because, among other reasons, it may be possible for borrowers to refinance their outstanding obligation at lower interest rates. When market interest rates increase, the market values of asset-backed and mortgage-backed securities decline. At the same time, however, refinancing slows, which lengthens the effective maturities of these securities. As a result, the negative effect of the rate increase on the market value of asset-backed and mortgage-backed securities is usually more pronounced than it is for other types of fixed income securities.

Changes in the market’s perception of the mortgages or assets backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing any credit enhancement, will all affect the value of an asset-backed or mortgage-backed security, as will the exhaustion of any credit enhancement.

The risks of investing in asset-backed and mortgage-backed securities ultimately depend upon the payment of the underlying loans by the individual borrowers. In its capacity as purchaser of an asset-backed security or mortgage-backed security, the Fund would generally have no recourse to the entity that originated the loans in the event of default by the borrower. The risk of non-payment is greater for asset-backed and mortgage-backed securities that are backed by pools that contain subprime loans, but a level of risk exists for all loans. Market factors adversely affecting loan repayments may include a general economic turndown and high unemployment. Mortgage-backed securities may be adversely affected by a general slowdown in the real estate market, a drop in the market prices of real estate, or an increase in interest rates resulting in higher mortgage payments by holders of adjustable rate mortgages.

Additional information regarding different types of asset-backed and mortgage-backed securities is provided below. Governmental, government-related or private entities may create pools of loan assets offering pass-through investments in addition to those described below. As new types of asset-backed or mortgage-backed securities are developed and offered to investors, the portfolio manager may, consistent with the Fund’s investment objective and policies, consider making investments in such new types of securities.

Mortgage-Backed Securities. Mortgage-backed securities (“MBS”) represent interests in pools of mortgage loans made by lenders such as savings and loan institutions, mortgage bankers, commercial banks and others, to finance purchases of homes, commercial buildings or other real estate. The individual mortgage loans are assembled for sale to investors (such as the Fund) by various governmental or government-related agencies and private organizations, such as dealers.

Government-sponsored MBS. Some government sponsored mortgage-related securities are backed by the full faith and credit of the United States. The Government National Mortgage Association (“Ginnie Mae”), the

23

principal guarantor of such securities, is a wholly owned United States government corporation within the Department of Housing and Urban Development. Other government-sponsored mortgage-related securities are not backed by the full faith and credit of the United States government. Issuers of such securities include Fannie Mae (formally known as the Federal National Mortgage Association) and Freddie Mac (formally known as the Federal Home Loan Mortgage Corporation). Fannie Mae is a government-sponsored corporation which is subject to general regulation by the Secretary of Housing and Urban Development. Pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae. Freddie Mac is a stockholder-owned corporation chartered by Congress and subject to general regulation by the Department of Housing and Urban Development. Participation certificates representing interests in mortgages from Freddie Mac’s national portfolio are guaranteed as to the timely payment of interest and ultimate collection of principal by Freddie Mac. The U.S. government has provided financial support to Fannie Mae and Freddie Mac in the past, but there can be no assurances that it will support these or other government-sponsored entities in the future.

Under the Federal Housing Finance Agency’s “Single Security Initiative,” Fannie Mae and Freddie Mac have entered into a joint initiative to operate a common securitization platform for the issuance of Uniform Mortgage-Backed Securities (“UMBS”), which generally aligns the characteristics of Fannie Mae and Freddie Mac participation certificates. In June 2019 Fannie Mae and Freddie Mac began issuing UMBS in place of their “to be announced”- eligible mortgage-backed securities. The effect of the issuance of UMBS on the market for mortgage-backed securities is uncertain.

Privately Issued MBS. Unlike MBS issued or guaranteed by the U.S. government or certain government-sponsored entities, MBS issued by private issuers do not have a government or government-sponsored entity guarantee, but may have credit enhancement provided by external entities such as banks or financial institutions or achieved through the structuring of the transaction itself.

In addition, MBS that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those MBS that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying private MBS may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored MBS and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private-label MBS pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements.

Privately issued mortgage-backed securities are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-backed securities held in the Fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.

Adjustable rate mortgage-backed securities. Adjustable rate mortgage-backed securities (“ARMBS”) are pass-through securities collateralized by mortgages with adjustable rather than fixed rates. Adjustable rate mortgages eligible for inclusion in a mortgage pool generally provide for a fixed initial mortgage interest rate for a set number of scheduled monthly payments. After that schedule of payments has been completed, the interest rates of the adjustable rate mortgages are subject to periodic adjustment based on changes to a designated benchmark index.

Mortgages underlying most ARMBS may contain maximum and minimum rates beyond which the mortgage interest rate may not vary over the lifetime of the mortgage. In addition, certain adjustable rate

24

mortgages provide for additional limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. In the event that market rates of interest rise more rapidly to levels above that of the maximum rate for the adjustable rate mortgages underlying an ARMBS, the ARMBS’ coupon may represent a below market rate of interest. In these circumstances, the market value of the ARMBS will likely have fallen. During periods of declining interest rates, income to the Fund derived from adjustable rate mortgages that remain in the mortgage pool underlying the ARMBS may decrease in contrast to the income on fixed rate mortgages, which will remain constant. Adjustable rate mortgages also have less potential for appreciation in value as interest rates decline than do fixed rate investments. In addition, the current yields on ARMBS may be different than market yields during interim periods between coupon reset dates.

Stripped mortgage-backed securities. Stripped mortgage-backed securities (“SMBS”) are structured with two or more classes of securities that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have at least one class receiving only a small portion of the principal. In the most extreme case, one class will receive all of the interest (“IO” or interest-only class), while the other class will receive all of the principal (“PO” or principal-only class). The yield to maturity on IOs, POs and other mortgage-backed securities that are purchased at a substantial premium or discount generally are extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such securities’ yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities have received the highest rating by a NRSRO.

SMBS have greater volatility than other types of securities. Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the market for such securities has not yet been fully developed. Accordingly, the secondary market for SMBS may be more volatile and have lower liquidity than that for other MBS, potentially limiting the Fund’s ability to buy or sell SMBS at any particular time.

Collateralized mortgage obligations. Another type of security representing an interest in a pool of mortgage loans is known as a collateralized mortgage obligation (“CMO”). CMOs represent interests in a short-term, intermediate-term or long-term portion of a mortgage pool. Each portion of the pool receives monthly interest payments, but the principal repayments pass through to the short-term CMO first and to the long-term CMO last. A CMO permits an investor to more accurately predict the rate of principal repayments. CMOs are issued by private issuers, such as broker-dealers, and by government agencies, such as Fannie Mae and Freddie Mac. Investments in CMOs are subject to the same risks as direct investments in the underlying mortgage-backed securities. In addition, in the event of a bankruptcy or other default of a broker that issued the CMO held by the Fund, the Fund could experience delays in liquidating both its position and losses. The Fund may invest in CMOs in any rating category of the recognized rating services and may invest in unrated CMOs. The Fund may also invest in “stripped” CMOs, which represent only the income portion or the principal portion of the CMO. The values of stripped CMOs are very sensitive to interest rate changes; accordingly, these instruments present a greater risk of loss than conventional mortgage-backed securities.

Tiered index bonds. Tiered index bonds are relatively new forms of mortgage-related securities. The interest rate on a tiered index bond is tied to a specified index or market rate. So long as this index or market rate is below a predetermined “strike” rate, the interest rate on the tiered index bond remains fixed. If, however, the specified index or market rate rises above the “strike” rate, the interest rate of the tiered index bond will decrease. Thus, under these circumstances, the interest rate on a tiered index bond, like an inverse floater, will move in the opposite direction of prevailing interest rates, with the result that the price of the tiered index bond would decline and may be considerably more volatile than that of a fixed-rate bond.

25

Other Asset-Backed Securities – Additional Information

Similar to mortgage-backed securities, other types of asset-backed securities may be issued by agencies or instrumentalities of the U.S. government (including those whose securities are neither guaranteed nor insured by the U.S. government), foreign governments (or their agencies or instrumentalities), or non-governmental issuers. These securities include securities backed by pools of automobile loans, educational loans, home equity loans, and credit card receivables. The underlying pools of assets are securitized through the use of trusts and special purpose entities. These securities may be subject to the risks described above under “Mortgage-Backed and Other Asset-Backed Securities — General,” including risks associated with changes in interest rates and prepayment of underlying obligations.

Certain types of asset-backed securities present additional risks that are not presented by mortgage-backed securities. In particular, certain types of asset-backed securities may not have the benefit of a security interest in the related assets. For example, many securities backed by credit card receivables are unsecured. Even when security interests are present, the ability of an issuer of certain types of asset-backed securities to enforce those interests may be more limited than that of an issuer of mortgage-backed securities. For instance, automobile receivables generally are secured by automobiles rather than by real property. Most issuers of automobile receivables permit loan servicers to retain possession of the underlying assets. In addition, because of the large number of underlying vehicles involved in a typical issue of asset-backed securities and technical requirements under state law, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the automobiles. Therefore, recoveries on repossessed automobiles may not be available to support payments on these securities.

In addition, certain types of asset-backed securities may experience losses on the underlying assets as a result of certain rights provided to consumer debtors under federal and state law. In the case of certain consumer debt, such as credit card debt, debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on their credit cards (or other debt), thereby reducing their balances due. For instance, a debtor may be able to offset certain damages for which a court has determined that the creditor is liable to the debtor against amounts owed to the creditor by the debtor on its credit card.

Additionally, an asset-backed security is subject to risks associated with the servicing agent’s or originator’s performance. For example, a servicing agent or originator’s mishandling of documentation related to the underlying collateral (e.g., failure to properly document a security interest in the underlying collateral) may affect the rights of the security holders in and to the underlying collateral.

Asset-backed commercial paper. The Fund may purchase commercial paper, including asset-backed commercial paper (“ABCP”) that is issued by structured investment vehicles or other conduits. These conduits may be sponsored by mortgage companies, investment banking firms, finance companies, hedge funds, private equity firms and special purpose finance entities. ABCP typically refers to a debt security with an original term to maturity of up to 270 days, the payment of which is supported by cash flows from underlying assets, or one or more liquidity or credit support providers, or both. Assets backing ABCP, which may be included in revolving pools of assets with large numbers of obligors, include credit card, car loan and other consumer receivables and home or commercial mortgages, including subprime mortgages. The repayment of ABCP issued by a conduit depends primarily on the cash collections received from the conduit’s underlying asset portfolio and the conduit’s ability to issue new ABCP. Therefore, there could be losses to the Fund investing in ABCP in the event of credit or market value deterioration in the conduit’s underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing ABCP, or the conduit’s inability to issue new ABCP. To protect investors from these risks, ABCP programs may be structured with various protections, such as credit enhancement, liquidity support, and commercial paper stop-issuance and wind-down triggers. However there can be no guarantee that these protections will be sufficient to prevent losses to investors in ABCP.

26

Some ABCP programs provide for an extension of the maturity date of the ABCP if, on the related maturity date, the conduit is unable to access sufficient liquidity through the issue of additional ABCP. This may delay the sale of the underlying collateral and the Fund may incur a loss if the value of the collateral deteriorates during the extension period. Alternatively, if collateral for ABCP deteriorates in value, the collateral may be required to be sold at inopportune times or at prices insufficient to repay the principal and interest on the ABCP. ABCP programs may provide for the issuance of subordinated notes as an additional form of credit enhancement. The subordinated notes are typically of a lower credit quality and have a higher risk of default. A fund purchasing these subordinated notes will therefore have a higher likelihood of loss than investors in the senior notes.

Collateralized debt obligations. The Fund may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), CLOs and other similarly structured securities. CDOs are types of asset-backed securities. A CBO is a trust or other special purpose entity (“SPE”) which is typically backed by a diversified pool of fixed-income securities (which may include high risk, below investment grade securities). A CLO is a trust or other SPE that is typically collateralized by a pool of loans, which may include, among others, domestic and non-U.S. senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Although certain CDOs may receive credit enhancement in the form of a senior-subordinate structure, over-collateralization or bond insurance, such enhancement may not always be present, and may fail to protect the Fund against the risk of loss on default of the collateral. Certain CDOs may use derivatives contracts to create “synthetic” exposure to assets rather than holding such assets directly, which entails the risks of derivative instruments described elsewhere in this SAI. CDOs may charge management fees and administrative expenses, which are in addition to those of the Fund.

For both CBOs and CLOs, the cashflows from the SPE are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche, which bears the first loss from defaults from the bonds or loans in the SPE and serves to protect the other, more senior tranches from default (though such protection is not complete). Since it is partially protected from defaults, a senior tranche from a CBO or CLO typically has higher ratings and lower yields than its underlying securities, and may be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as investor aversion to CBO or CLO securities as a class. Interest on certain tranches of a CDO may be paid in kind (paid in the form of obligations of the same type rather than cash), which involves continued exposure to default risk with respect to such payments.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Fund as illiquid securities. However, an active dealer market may exist for CDOs, allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed-income securities discussed elsewhere in this SAI and the Prospectus (e.g., interest rate risk and credit risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the collateral may decline in value or default or its credit rating may be downgraded, if rated by a nationally recognized statistical rating organization; (iii) the Fund may invest in tranches of CDOs that are subordinate to other tranches; (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results; and (v) the CDO’s manager may perform poorly.

Sovereign Government and Supranational Debt Obligations

The Fund may invest in all types of debt securities of governmental issuers in all countries, including emerging markets. These sovereign debt securities may include: debt securities issued or guaranteed by governments, governmental agencies or instrumentalities and political subdivisions located in emerging market

27

countries; debt securities issued by government owned, controlled or sponsored entities located in emerging market countries; interests issued for the purpose of restructuring the investment characteristics of instruments issued by any of the above issuers; Brady Bonds, which are debt securities issued under the framework of the Brady Plan as a means for debtor nations to restructure their outstanding external indebtedness; participations in loans between emerging market governments and financial institutions; or debt securities issued by supranational entities such as the World Bank. A supranational entity is a bank, commission or company established or financially supported by the national governments of one or more countries to promote reconstruction or development. Included among these entities are the Asian Development Bank, the European Union, the European Investment Bank, the Inter-American Development Bank, the International Monetary Fund, the United Nations, the World Bank and the European Bank for Reconstruction and Development. Supranational organizations have no taxing authority and are dependent on their members for payments of interest and principal. There is no guarantee that one or more members of a supranational organization will continue to make capital contributions. If such contributions are not made, the organization may be unable to pay interest or repay principal on its debt securities, and the Fund may lose money on such investments. Further, the lending activities of such entities are limited to a percentage of their total capital, reserves and net income.

Sovereign debt is subject to risks in addition to those relating to non-U.S. investments generally. As a sovereign entity, the issuing government may be immune from lawsuits in the event of its failure or refusal to pay the obligations when due. The debtor’s willingness or ability to repay in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign currency exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward principal international lenders and the political constraints to which the sovereign debtor may be subject. Sovereign debtors may also be dependent on disbursements or assistance from foreign governments or multinational agencies, the country’s access to trade and other international credits, and the country’s balance of trade. Assistance may be dependent on a country’s implementation of austerity measures and reforms, economic performance and/or the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to service its debts in a timely manner. Some sovereign debtors have rescheduled their debt payments, declared moratoria on payments or restructured their debt to effectively eliminate portions of it, and similar occurrences may happen in the future. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

Mortgage Dollar Rolls

In a mortgage dollar roll, also known as a forward roll transaction, the Fund sells MBS for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) MBS on a specified future date. The Fund may enter into a mortgage dollar roll commitment with the intention of entering into an offsetting transaction whereby, rather than accepting delivery of the security on the specified future date, the Fund sells the security and then agrees to repurchase a similar security at a later time. In this case, the Fund forgoes interest on the security during the roll period and is compensated by the interest earned on the cash proceeds of the initial sale of the security and by the difference between the sale price and the lower repurchase price at the future date. At the time the Fund enters into a mortgage dollar roll commitment, the Fund will set aside cash or other appropriate liquid securities with a value at least equal to the Fund’s obligation under the commitment. The Fund’s liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments.

Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

28

Forward roll transactions may have a leveraging effect on the Fund, making the value of an investment in the Fund more volatile and increasing the Fund’s overall investment exposure. Successful use of mortgage dollar rolls may depend on the portfolio manager’s ability to correctly predict interest rates and prepayments. There is no assurance that mortgage dollar rolls can be successfully employed.

Municipal Securities

Municipal securities (which are also referred to herein as “municipal obligations” or “municipal bonds”) generally include debt obligations (including, but not limited to bonds, notes or commercial paper) issued by or on behalf of any of the 50 U.S. states and their political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) or other qualifying issuers, participations or other interests in these securities and other related investments. The interest paid on municipal securities is generally excluded from gross income for regular U.S. federal income tax purposes, although it may be subject to U.S. federal alternative minimum tax. The Fund does not anticipate holding municipal securities in sufficient quantities to qualify to pay exempt-interest dividends. As a result, distributions to the Fund’s Common Stockholders of interest earned by the Fund are expected to be treated for federal income tax purposes as ordinary dividends without regard to the character of any interest that was received on municipal securities.

Ratings as Investment Criteria

In general, the ratings of NRSROs represent the opinions of these agencies as to the quality of securities that they rate. Such ratings, however, are relative and subjective, are not absolute standards of quality and do not evaluate the market value risk of the securities. These ratings will be used by the Fund as initial criteria for the selection of portfolio securities, but the Fund also will rely upon the independent advice of the portfolio manager to evaluate potential investments. Among the factors that will be considered are the long-term ability of the issuer to pay principal and interest and general economic trends. Appendix A to this SAI contains further information concerning the rating categories of NRSROs and their significance.

If a security is rated by different agencies and receives different ratings from these agencies, the Fund will treat the security as being rated in the highest rating category received from an agency.

Repurchase Agreements

Under the terms of a typical repurchase agreement, the Fund would acquire one or more underlying debt securities from a counterparty (typically a bank or a broker-dealer), subject to the counterparty’s obligation to repurchase, and the Fund to resell, the securities at an agreed-upon time and price. The Fund may enter into repurchase agreements where the underlying collateral consists entirely of cash items and/or securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises. The Fund may also enter into repurchase agreements where the underlying collateral consists of other types of securities, including securities the Fund could not purchase directly. For such repurchase agreements, the underlying securities which serve as collateral may include, but are not limited to, U.S. government securities, municipal securities, corporate debt obligations, asset-backed securities (including collateralized mortgage obligations (“CMOs”)), convertible securities and common and preferred stock and may be of below investment grade quality. The repurchase price is typically greater than the purchase price paid by the Fund, thereby determining the Fund’s yield. A repurchase agreement is similar to, and may be treated as, a secured loan, where the Fund loans cash to the counterparty and the loan is secured by the underlying securities as collateral. All repurchase agreements entered into by the Fund are required to be collateralized so that at all times during the term of a repurchase agreement, the value of the underlying securities is at least equal to the amount of the repurchase price. Also, the Fund or its custodian is required to have control of the collateral, which the portfolio manager believes will give the Fund a valid, perfected security interest in the collateral.

Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon the Fund’s ability to dispose of the underlying securities, the risk of

29

a possible decline in the value of the underlying securities during the period in which the Fund seeks to assert its right to them, the risk that there may be a limited market or no market for disposition of such underlying securities, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the agreement. The Fund will seek to mitigate these risks but there is no guarantee that such efforts will be successful. If the Fund enters into a repurchase agreement involving securities the Fund could not purchase directly, and the counterparty defaults, the Fund may become the holder of such securities. Repurchase agreements collateralized by securities other than U.S. government securities may be subject to greater risks and are more likely to have a term to maturity of longer than seven days. Repurchase agreements with a maturity of more than seven days are considered to be illiquid.

Repurchase agreements may be entered into or novated with a financial clearinghouse, which would become the Fund’s counterparty. The Fund would then become subject to the rules of the clearinghouse, which may limit the Fund’s rights and remedies (including recourse to collateral) or delay or restrict the rights and remedies, and expose the Fund to the risks of the clearinghouses’ insolvency.

Pursuant to an exemptive order issued by the SEC, the Fund, along with other affiliated entities managed by the Manager, may transfer uninvested cash balances into one or more joint accounts for the purpose of entering into repurchase agreements secured by cash and U.S. government securities, subject to certain conditions.

Securities Lending

The Fund may lend its portfolio securities, provided that cash or equivalent collateral, equal to at least 100% of the market value of such securities, is continuously maintained by the other party with the Fund. During the pendency of the transaction, the other party will pay the Fund an amount equivalent to any dividends or interest paid on such securities, and the Fund may invest the cash collateral and earn additional income, or it may receive an agreed upon amount of interest income from the other party who has delivered equivalent collateral. These transactions are subject to termination at the option of the Fund or the other party. The Fund may pay administrative and custodial fees in connection with these transactions and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the other party or placing agent or broker.

Although voting rights or rights to consent with respect to the relevant securities generally pass to the other party, the Fund will make arrangements to vote or consent with respect to a material event affecting such securities. SEC guidance currently states that a fund may loan securities equal in value to no more than one third of its total asset value, including collateral received in connection with such transactions (at market value computed at the time of the transaction). The risks in lending portfolio securities include possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. The Fund runs the risk that the counterparty to a loan transaction will default on its obligation and that the value of the collateral received may decline before the Fund can dispose of it. If the Fund receives cash as collateral and invests that cash, the Fund is subject to the risk that the collateral will decline in value before the Fund must return it to the counterparty. Subject to the foregoing, loans of fund securities are effectively borrowings by the Fund and have economic characteristics similar to reverse repurchase agreements. The Fund does not currently intend to engage in securities lending, although it may engage in transactions (such as reverse repurchase agreements) which have similar characteristics.

Short-Term Trading

Fund transactions will be undertaken principally to accomplish the Fund’s investment objective in relation to anticipated movements in the general level of interest rates, but the Fund may also engage in short-term trading consistent with its investment objective.

Stripped Securities

Stripped securities may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, government securities or mortgage loans, including savings and loan associations,

30

mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped securities have greater volatility than other types of securities. Although mortgage securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the market for such securities has not yet been fully developed. Accordingly, stripped securities may be illiquid.

Stripped securities are structured with two or more classes of securities that receive different proportions of the interest and principal distributions on a pool of assets. A common type of stripped mortgage security will have at least one class receiving only a small portion of the principal. In the most extreme case, one class will receive all of the interest (“IO” or interest-only class), while the other class will receive all of the principal (“PO” or principal-only class). The yield to maturity on IOs, POs and other mortgage-backed securities that are purchased at a substantial premium or discount generally are extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such securities’ yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities have received the highest rating by a NRSRO.

Structured Notes and Related Instruments

“Structured” notes and other related instruments, including indexed securities and credit-linked notes, are derivative debt instruments, the interest rate or principal of which is determined by an unrelated underlying instrument (for example, a currency, security, commodity or index thereof). Structured instruments are generally privately negotiated debt obligations issued by corporations, including banks, as well as by governmental agencies and frequently are assembled in the form of medium-term notes, but a variety of forms are available and may be used in particular circumstances. The terms of such structured instruments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but ordinarily not below zero) to reflect changes in the underlying instrument while the instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the underlying instrument or other asset(s). Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss. Investment in indexed securities and structured notes involves certain risks, including the credit risk of the issuer and the normal risks of price changes in response to changes in interest rates. Further, in the case of certain indexed securities or structured notes, a decline in the underlying instrument may cause the interest rate to be reduced to zero, and any further declines in the underlying instrument may then reduce the principal amount payable on maturity. Finally, these securities may have lower liquidity than other types of securities and may be more volatile than their underlying instruments. Subordinated “structured” notes, which are subordinated to the right of payment of another class of the structured note, typically have higher yields and present greater risks than unsubordinated “structured” notes.

Subordinated Securities

Subordinated securities include securities which are subordinated or “junior” to more senior securities of the issuer, or which represent interests in pools of such subordinated or junior securities. Such securities may include so-called “high yield” securities or “junk” bonds (i.e., bonds that are rated below investment grade by a rating agency or that are determined by the Fund’s portfolio manager to be of equivalent quality) and preferred stock. Under the terms of subordinated securities, payments that would otherwise be made to their holders may be required to be made to the holders of more senior securities, and/or the subordinated or junior securities may have junior liens, if they have any rights at all, in any collateral (meaning proceeds of the collateral are required to be paid first to the holders of more senior securities). As a result, subordinated or junior securities will be disproportionately adversely affected by a default or even a perceived decline in creditworthiness of the issuer.

31

U.S. Government Securities

U.S. Government securities include (1) U.S. Treasury bills (maturity of one year or less), U.S. Treasury notes (maturity of one to ten years) and U.S. Treasury bonds (maturities generally greater than ten years); (2) obligations issued or guaranteed by U.S. Government agencies or instrumentalities which are supported by any of the following: (a) the full faith and credit of the U.S. Government (such as certificates issued by the Government National Mortgage Association (“Ginnie Mae”)); (b) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Government (such as obligations of the Federal Home Loan Banks); (c) the discretionary authority of the U.S. Government to purchase certain obligations of agencies or instrumentalities (such as securities issued by the Federal National Mortgage Association); or (d) only the credit of the agency or instrumentality (such as securities issued by the Federal Home Loan Mortgage Corporation); and (3) obligations issued by non-governmental entities (like financial institutions) that carry direct guarantees from U.S. government agencies as part of government initiatives in response to a market crisis or otherwise. Agencies and instrumentalities of the U.S. Government include but are not limited to: Farmers Home Administration, Export-Import Bank of the United States, Federal Housing Administration, Federal Land Banks, Federal Financing Bank, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Farm Credit Bank System, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association, General Services Administration, Government National Mortgage Association, Student Loan Marketing Association, United States Postal Service, Maritime Administration, Small Business Administration, Tennessee Valley Authority, Washington D.C. Armory Board and any other instrumentality established or sponsored by the U.S. Government.

In the case of obligations not backed by the full faith and credit of the United States, the Fund must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Neither the U.S. Government nor any of its agencies or instrumentalities guarantees the market value of the securities they issue. Therefore, the market value of such securities will fluctuate in response to changes in interest rates and other factors. In addition, any downgrade of the credit rating of the securities issued by the U.S. Government may result in a downgrade of securities issued by its agencies or instrumentalities, including government-sponsored entities.

U.S. Treasury Obligations

U.S. Treasury obligations are direct debt obligations issued by the U.S. government. Treasury bills, with maturities normally from 4 weeks to 52 weeks, are typically issued at a discount as they pay interest only upon maturity. Treasury bills are non-callable. Treasury notes have a maturity between two and ten years and typically pay interest semi-annually, while Treasury bonds have a maturity of over ten years and pay interest semi-annually. U.S. Treasury obligations also include STRIPS, TIPS, and FRNs. STRIPS are Treasury obligations with separately traded principal and interest component parts of such obligations that are transferable through the federal book-entry system. The principal and interest components of U.S. Treasury bonds with remaining maturities of longer than ten years are eligible to be traded independently under the STRIPS program. Under the STRIPS program, the principal and interest components are separately issued through depository financial institutions, which then trade the component parts separately. Each interest payment and the principal payment becomes a separate zero-coupon security. STRIPS pay interest only at maturity. The interest component of STRIPS may be more volatile than that of U.S. Treasury bills with comparable maturities. TIPS are Treasury Inflation-Protected Securities, the principal of which increases with inflation and decreases with deflation. The inflation adjustment is based on a two month-lagged value of the non-seasonally adjusted Consumer Price Index for Urban Consumers (CPI-U). TIPS entitle the holder, upon maturity, to the adjusted principal or original principal, whichever is greater, thus providing a deflation floor. TIPS pay interest twice a year, at a fixed rate. The rate is applied to the adjusted principal; so, like the principal, interest payments rise with inflation and fall with deflation. However, because the interest rate is fixed, TIPS may lose value when market interest rates increase, particularly during periods of low inflation. FRNs are floating rate notes, the interest on which is

32

indexed to the most recent 13-week Treasury bill auction High Rate, which is the highest accepted discount rate in a Treasury bill auction.

Zero-Coupon, Pay-In-Kind and Deferred Interest Securities

Zero Coupon Bond. A zero coupon bond is a security that makes no fixed interest payments but instead is sold at a discount from its face value. The bond is redeemed at its face value on the specified maturity date. Zero coupon bonds may be issued as such, or they may be created by a broker who strips the coupons from a bond and separately sells the rights to receive principal and interest. The prices of zero coupon bonds tend to fluctuate more in response to changes in market interest rates than do the prices of interest-paying debt securities with similar maturities. Zero coupon bonds with a fixed maturity date of more than one year from the date of issuance will be treated as debt obligations that are issued with OID for U.S. federal income tax purposes. Generally, the OID is treated as interest income and is included in the Fund’s income and required to be distributed by the Fund over the term of the bond, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the bond. The Fund may thus be required to pay out as an income distribution each year an amount which is greater than the total amount of cash the Fund actually received, and may have to dispose of other securities, including at times when it may be disadvantageous to do so, to generate the cash necessary for the distribution of income attributable to its zero coupon bonds.

Pay-In-Kind Securities. Pay-in-kind securities are bonds which pay interest through the issuance of additional debt or equity securities. Pay-in-kind securities have characteristics similar to those of zero coupon securities, but interest on such securities may be paid in the form of obligations of the same type rather than cash. Similar to zero coupon obligations, pay-in-kind bonds also carry additional risk as holders of these types of securities realize no cash until the cash payment date unless a portion of such securities is sold and, if the issuer defaults, the Fund may obtain no return at all on its investment. The market price of pay-in-kind bonds is affected by interest rate changes to a greater extent, and therefore tends to be more volatile, than that of securities which pay interest in cash. Similar to zero coupon bonds, current federal income tax law requires the holder of pay-in-kind bonds to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for federal income and excise taxes, the Fund may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

Deferred Interest Bonds. Deferred interest bonds are debt obligations that generally provide for a period of delay before the regular payment of interest begins and that are issued at a significant discount from face value. The original discount approximates the total amount of interest the bonds will accrue and compound over the period until the first interest accrual date at a rate of interest reflecting the market rate of the security at the time of issuance. Although this period of delay is different for each deferred interest bond, a typical period is approximately one-third of the bond’s term to maturity. Such investments benefit the issuer by mitigating its initial need for cash to meet debt service, but some also provide a higher rate of return to attract investors who are willing to defer receipt of such cash. Similar to zero coupon bonds, current federal income tax law generally requires the holder of deferred interest bonds to accrue income with respect to these securities before the regular payment of interest begins. To maintain its qualification as a regulated investment company and avoid liability for federal income and excise taxes, the Fund may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

Zero-coupon, pay-in-kind and deferred interest securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods.

33

Variable and Floating Rate Securities

Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event-based, such as based on a change in the prime rate.

The Fund may invest in floating rate debt instruments (“floaters”) and engage in credit spread trades. The interest rate on a floater is a variable rate which is tied to another interest rate, such as a corporate bond index or U.S. Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, floaters may provide the Fund with a certain degree of protection against rising interest rates, the Fund will participate in any declines in interest rates as well. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two bonds or other securities or currencies, where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies.

The Fund may also invest in inverse floating rate debt instruments (“inverse floaters”). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality.

A floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in some floaters is associated with greater volatility in their market values.

The Fund may also invest in variable amount master demand notes, which permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. The absence of an active secondary market with respect to particular variable and floating rate instruments could make it difficult for the Fund to dispose of a variable or floating rate note if the issuer were to default on its payment obligation or during periods that the Fund is not entitled to exercise its demand rights, and the Fund could, for these or other reasons, suffer a loss with respect to such instruments. In determining average-weighted portfolio maturity, an instrument will be deemed to have a maturity equal to either the period remaining until the next interest rate adjustment or the time the Fund can recover payment of principal as specified in the instrument, depending on the type of instrument involved.

Artificial Intelligence

Artificial intelligence refers to computer systems that can perform tasks that would otherwise require human intelligence and encompasses various different forms of artificial intelligence, including machine learning models. Artificial intelligence is typically designed to analyze data, learn from patterns and experiences, make decisions, and solve problems. Artificial intelligence can be categorized into two types: narrow artificial intelligence, which is designed for specific tasks, and general artificial intelligence, which has the ability to perform any intellectual task that a human can do and includes generative artificial intelligence (“GAI”). GAI is a type of artificial intelligence technology that produces new text, images, audio, and other content based on training data that includes examples of the desired output.

Typically, users enter questions, queries, or other inputs that prompt the GAI model or tool to produce output. In addition, some software uses GAI to suggest changes, summarize information, or translate text. Artificial intelligence has various applications in many fields such as healthcare, finance, transportation, and law.

The use of artificial intelligence in general may adversely impact markets, the overall performance of the Fund’s investments, or the services provided to the Fund by its service providers. The Manager, Western Asset,

34

Western Asset Limited or a third party service provider may use and/or expand its use of artificial intelligence in connection with its business, operating and investment activities and the Fund’s investments may also use such technologies. Actual usage of such artificial intelligence will vary, and while the Manager, Western Asset or Western Asset Limited expects it and the third party service provider to the Fund may, from time to time, adopt and adjust usage policies and procedures governing the use of artificial intelligence by its personnel, there is a risk of misuse of artificial intelligence technologies.

Artificial intelligence is highly reliant on the collection and analysis of large amounts of data and complex algorithms, but it is not possible nor practicable to incorporate all data that would be relevant for a task conducted by artificial intelligence. Therefore, it is possible that the information provided through use of artificial intelligence could be insufficient, incomplete, inaccurate or biased leading to adverse effects for the Fund, including, potentially, operational errors and investment losses.

Artificial intelligence and its current and potential future applications, including in the investment and financial sectors, as well as the regulatory frameworks within which they operate, continue to rapidly evolve, and it is impossible to predict the full extent of future applications or regulations. Ongoing and future regulatory actions with respect to artificial intelligence generally or artificial intelligence’s use in any industry in particular may alter, perhaps to a materially adverse extent, the ability of the Manager, Western Asset, Western Asset Limited, or a third-party service provider, the Fund or its investments to utilize artificial intelligence in the manner it has to-date, and may have an adverse impact on the ability of any of those entities to continue to operate as intended.

35

MANAGEMENT OF THE FUND

Board of Directors

The overall management of the business and affairs of the Fund is vested in the Board of Directors. The Board of Directors is classified, with respect to the time for which Directors (the “Directors”) severally hold office, into three classes—Class I, Class II and Class III, with the Directors in each Class to hold office until the third annual meeting following the election of the applicable class and until their successors are elected and qualified. At each succeeding annual meeting of Common Stockholders, the successors to the Class of Directors whose terms expire at that meeting shall be elected to hold office for terms expiring at the later of the annual meeting of Common Stockholders held in the third year following the year of their election or the election and qualification of their successors. The terms of office of Class I directors, Class II directors and Class III directors expire at the 2027, 2028 and 2029 Annual Meeting of Common Stockholders, respectively.

The Directors of the Fund, their ages, their principal occupations during the past five years (their titles may have varied during that period), the number of investment companies or portfolios in the Fund Complex that each Director oversees, and the other board memberships held by each Director is set forth below.

Name, Address(1) and Age	Position(s) with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Investment Companies in Fund Complex(2) Overseen by Director	Other Directorships Held by Director During Past Five Years
INTERESTED DIRECTOR:
Jane E. Trust, CFA* Birth Year: 1962	Director, President and Chief Executive Officer	Since 2015 Class II	Senior Vice President, Fund Board Management, Franklin Templeton (since 2020); Officer and/or Trustee/Director of 119 funds associated with FTFA or its affiliates (since 2015); President and Chief Executive Officer of FTFA (since 2015); formerly, Senior Managing Director (2018 to 2020) and Managing Director (2016 to 2018) of Legg Mason & Co., LLC (“Legg Mason & Co.”); Senior Vice President of FTFA (2015)	Trustee/ Director of Franklin Templeton funds consisting of 119 portfolios; Trustee of Putnam Family of Funds consisting of 105 portfolios	None

36

Name, Address(1) and Age	Position(s) with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Investment Companies in Fund Complex(2) Overseen by Director	Other Directorships Held by Director During Past Five Years
NON-INTERESTED DIRECTORS:
Robert D. Agdern Birth Year: 1950	Director and Member of Nominating, Audit, Compensation and Pricing and Valuation Committees, and Compliance Liaison	Since 2015 Class III	Member of the Advisory Committee of the Dispute Resolution Research Center at the Kellogg Graduate School of Business, Northwestern University (2002 to 2016); formerly, Deputy General Counsel responsible for western hemisphere matters for BP PLC (1999 to 2001); Associate General Counsel at Amoco Corporation responsible for corporate, chemical, and refining and marketing matters and special assignments (1993 to 1998) (Amoco merged with British Petroleum in 1998 forming BP PLC)	22	None

Carol L. Colman Birth Year: 1946	Director and Member of Nominating, Audit and Compensation Committees, and Chair of Pricing and Valuation Committee	Since 2007 Class I	President, Colman Consulting Co.	22	None

Anthony Grillo Birth Year: 1955	Director and Member of Nominating, Audit, Compensation and Pricing and Valuation Committees	Since 2024 Class I	Retired; Founder, Managing Director and Partner of American Securities Opportunity Funds (private equity and credit firm) (2006 to 2018); formerly, Senior Managing Director of Evercore Partners Inc. (investment banking) (2001 to 2004); Senior Managing Director of Joseph Littlejohn & Levy, Inc. (private equity firm) (1999 to 2001); Senior Managing Director of The Blackstone Group L.P. (private equity and credit firm) (1991 to 1999)	22	Director of Littelfuse, Inc. (electronics manufacturing) (since 1991); formerly, Director of Oaktree Acquisition Corp. II (2020 to 2022); Director of Oaktree Acquisition Corp. (2019 to 2021)

37

Name, Address(1) and Age	Position(s) with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Investment Companies in Fund Complex(2) Overseen by Director	Other Directorships Held by Director During Past Five Years
Eileen A. Kamerick Birth Year: 1958	Chair and Member of Nominating, Compensation, Pricing and Valuation and Audit Committees	Since 2013 Class III	Chief Executive Officer, The Governance Partners, LLC (consulting firm) (since 2015); National Association of Corporate Directors Board Leadership Fellow (since 2016, with Directorship Certification since 2019) and NACD 2022 Directorship 100 honoree; Adjunct Professor, Georgetown University Law Center (since 2021); Adjunct Professor, The University of Chicago Law School (since 2018); Adjunct Professor, University of Iowa College of Law (since 2007); formerly, Chief Financial Officer, Press Ganey Associates (health care informatics company) (2012 to 2014); Managing Director and Chief Financial Officer, Houlihan Lokey (international investment bank) and President, Houlihan Lokey Foundation (2010 to 2012)	22

Director, VALIC Company I (since October 2022); Director of ACV Auctions Inc. (since 2021); Director of Associated Banc-Corp (financial services company) (since 2007); formerly, Director of Hochschild Mining plc (precious metals company) (2016 to 2023);

formerly, Trustee of AIG Funds and Anchor Series Trust (2018 to 2021)

38

Name, Address(1) and Age	Position(s) with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Investment Companies in Fund Complex(2) Overseen by Director	Other Directorships Held by Director During Past Five Years
Nisha Kumar Birth Year: 1970	Director and Member of Nominating, Compensation and Pricing and Valuation Committees, and Chair of Audit Committee	Since 2019 Class II	Formerly, Managing Director and the Chief Financial Officer and Chief Compliance Officer of Greenbriar Equity Group, LP (2011-2021); formerly, Chief Financial Officer and Chief Administrative Officer of Rent the Runway, Inc. (2011); Executive Vice President and Chief Financial Officer of AOL LLC, a subsidiary of Time Warner Inc. (2007 to 2009). Member of the Council on Foreign Relations	22

Director of Stonepeak-Plus Infrastructure Fund LP (since 2025);

Director of Birkenstock Holding plc (since 2023); Director of The

India Fund, Inc. (since 2016); formerly, Director of Aberdeen

Income Credit Strategies Fund (2017 to 2018); and Director of

The Asia Tigers Fund, Inc. (2016 to 2018)

Peter Mason Birth Year: 1959	Director and Member of Nominating, Audit and Pricing and Valuation Committees, and Chair of Compensation Committee	Since 2024 Class III	Arbitrator and Mediator (self-employed) (since 2021); formerly, Global General Counsel of UNICEF (intergovernmental organization) (1998-2021)	22	Chairman of University of Sydney USA Foundation (since 2020); and formerly Director of the Radio Workshop US, Inc. (2023-2026)

39

Name, Address(1) and Age	Position(s) with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Investment Companies in Fund Complex(2) Overseen by Director	Other Directorships Held by Director During Past Five Years
Hillary A. Sale Birth Year: 1961	Director and Member of Audit, Compensation and Pricing and Valuation Committees, and Chair of Nominating Committee	Since 2024 Class II	Agnes Williams Sesquicentennial Professor of Leadership and Corporate Governance, Georgetown Law Center; and Professor of Management, McDonough School of Business (since 2018); formerly, Associate Dean for Strategy, Georgetown Law Center (2020-2023); National Association of Corporate Directors Board Faculty Member (since 2021)	22

Director of CBOE U.S. Securities Exchanges, CBOE Futures Exchange, and

CBOE SEF, Director (since 2022); Advisory Board Member of Foundation Press (academic book publisher) (since 2019); formerly, a Member of the Board of Governors of FINRA (2016-2022)

*	Ms. Trust is an “interested person” as defined in the 1940 Act because she is an officer of the Manager and certain of its affiliates.
(1)	Unless otherwise indicated, the business address of the persons listed above is c/o Chair of the Board, Franklin Templeton, One Madison Avenue, 17th Floor, New York, NY 10010.
(2)	The term “Fund Complex” means two or more registered investment companies that:
(a)	hold themselves out to investors as related companies for purposes of investment and investor services; or
(b)	have a common investment adviser or that have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies.

Each of the Directors has served as a director of the Fund as indicated in the table above. The Directors were selected to join the Board of Directors based upon the following as to each Board Member: his or her character and integrity; such person’s service as a board member of other funds in the Franklin Templeton Fund Complex; such person’s willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Director; as to each Director other than Ms. Trust, his or her status as not being an “interested person” as defined in the 1940 Act; and, as to Ms. Trust, her role with Franklin Templeton. No factor, by itself, was controlling.

40

In addition to the information provided in the table included above, each Director possesses the following attributes: Mr. Agdern, experience in business and as a legal professional; Ms. Colman, experience as a consultant and investment professional; Mr. Grillo, experience as a managing director of a private equity and credit firm and experience in investment banking; Ms. Kamerick, experience in business and finance, including financial reporting, and experience as a board member of a highly regulated financial services company; Ms. Kumar, financial and accounting experience as the chief financial officer of other companies and experience as a board member of private equity funds; Mr. Mason, legal and managerial experience; Ms. Sale, experience as a college professor and experience as a board member for financial and corporate institutions; and Ms. Trust, investment management and risk oversight experience as an executive and portfolio manager and leadership roles within Franklin Templeton and affiliated entities. References to the qualifications, attributes and skills of the Directors are pursuant to requirements of the Securities and Exchange Commission, do not constitute holding out of the Board of Directors or any Director as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board of Directors by reason thereof.

Responsibilities of the Board of Directors

The Board of Directors is responsible under Maryland law for overseeing generally the management and operations of the Fund. The Directors oversee the Fund’s operations by, among other things, meeting at its regularly scheduled meetings and as otherwise needed with the Fund’s management and evaluating the performance of the Fund’s service providers including the Manager, Western Asset, Western Asset Limited, the custodian and the transfer agent. As part of this process, the Directors consult with the Fund’s independent auditors and with their own separate independent counsel.

The Directors review the Fund’s financial statements, performance, net asset value and market price and the relationship between them, as well as the quality of the services being provided to the Fund. As part of this process, the Directors review the Fund’s fees and expenses in light of the nature, quality and scope of the services being received while also seeking to ensure that the Fund continues to have access to high quality services in the future.

The Board of Directors has four regularly scheduled meetings each year, and additional meetings may be scheduled as needed. In addition, the Board of Directors has a standing Audit Committee, Corporate Governance and Nominating Committee (the “Nominating Committee”), Compensation Committee and Pricing and Valuation Committee that meet periodically and whose responsibilities are described below.

During the fiscal year ended December 31, 2025, the Board of Directors held four regular meetings and four special meetings. Each Director attended at least 75% of the aggregate number of meetings of the Board of Directors and the committees for which he or she was a member during the period when he or she was a member. The Fund does not have a formal policy regarding attendance by Directors at annual meetings of Common Stockholders.

Each of the Audit Committee, the Nominating Committee, Compensation Committee and Pricing and Valuation Committee is composed of all Directors who have been determined not to be “interested persons” of the Fund, the Manager, Western Asset or their affiliates, within the meaning of the 1940 Act, and who are “independent” as defined in the New York Stock Exchange listing standards (“Independent Directors”), and is chaired by an Independent Director. The Board of Directors in its discretion from time to time may establish ad hoc committees.

The Board of Directors is currently comprised of eight directors, seven of whom are Independent Directors. Eileen Kamerick serves as Chair of the Board of Directors. Ms. Kamerick is an Independent Director. The appointment of Ms. Kamerick as Chair reflects the Board of Directors’ belief that her experience in business and finance, including financial reporting, and experience as a board member of a highly regulated financial services company, facilitates the efficient development of meeting agendas that address the Fund’s business, legal and

41

other needs and the orderly conduct of board meetings. The Chair develops agendas for Board of Directors meetings and presides at all meetings of the Board of Directors. The Chair also leads executive sessions of the Independent Directors, serves as a spokesperson for the Independent Directors and serves as a liaison between the Independent Directors and the Fund’s management between Board of Directors meetings. The Independent Directors regularly meet outside the presence of management and are advised by independent legal counsel. The Board of Directors also has determined that its leadership structure, as described above, is appropriate in light of the size and complexity of the Fund, the number of Independent Directors (who constitute a super-majority of the Board of Directors’ membership) and the Board of Directors’ general oversight responsibility. The Board of Directors also believes that its leadership structure not only facilitates the orderly and efficient flow of information to the Independent Directors from management, including Western Asset and Western Asset Limited, the Fund’s subadvisers, but also enhances the independent and orderly exercise of its responsibilities.

Audit Committee

The Fund’s Audit Committee is composed entirely of all of the Independent Directors: Mses. Colman, Kamerick, Kumar and Sale and Messrs. Agdern, Grillo and Mason. Ms. Kumar serves as the Chair of the Audit Committee and has been determined by the Board of Directors to be an “audit committee financial expert.” Ms. Kamerick has also been determined by the Board to be an “audit committee financial expert.” The principal functions of the Audit Committee are: to (a) assist Board oversight of (i) the integrity of the Fund’s financial reporting, (ii) the Fund’s compliance with legal and regulatory requirements, (iii) the qualifications and independence of the Fund’s independent registered public accountants and (iv) the performance of the Fund’s internal audit function and independent registered public accountants; (b) approve, and recommend to the Independent Board Members (as such term is defined in the Audit Committee Charter) for their ratification, the selection, appointment, retention or termination of the Fund’s independent registered public accounting firm, as well as approving the compensation thereof; (c) approve all audit and permissible non-audit services provided to the Fund and certain other persons by the Fund’s independent registered public accounting firm; and (d) prepare the report required to be prepared by the Audit Committee pursuant to the rules of the SEC for inclusion in the Fund’s annual Proxy Statement. This Committee met six times during the fiscal year ended December 31, 2025. The Audit Committee operates under a written charter adopted and approved by the Board of Directors, a copy of which is available on the Fund’s website at http://www.franklintempleton.com/investments/options/closed-end-funds and click on the name of the Fund.

Nominating Committee

The Fund’s Nominating Committee, the principal function of which is to select and nominate candidates for election as Directors of the Fund, is composed of all of the Independent Directors: Mses. Colman, Kamerick, Kumar and Sale and Messrs. Agdern, Grillo and Mason. Ms. Sale serves as the Chair of the Nominating Committee. The Nominating Committee may consider nominees recommended by the Common Stockholder as it deems appropriate. Common Stockholders who wish to recommend a nominee should send recommendations to the Fund’s Secretary that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Directors. A recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board of Directors and to serve if elected by the Common Stockholders. The Nominating Committee met four times during the fiscal year ended December 31, 2025. The Nominating Committee operates under a written charter adopted and approved by the Board of Directors, a copy of which is available on the Fund’s website at http://www.franklintempleton.com/investments/options/closed-end-funds and click on the name of the Fund.

The Nominating Committee identifies potential nominees through its network of contacts, and in its discretion may also engage a professional search firm. The Nominating Committee meets to discuss and consider such candidates’ qualifications and then chooses a candidate by majority vote. The Nominating Committee has not established specific qualities or skills that it regards as necessary for one or more of the Fund’s Directors to possess (other than any qualities or skills that may be required by applicable law, regulation or listing standard).

42

However, as set forth in the Nominating Committee Charter, in evaluating a person as a potential nominee to serve as a Director of the Fund, the Nominating Committee may consider the following factors, among any others it may deem relevant:

•	whether or not the person is an “interested person” as defined in the 1940 Act and whether the person is otherwise qualified under applicable laws and regulations to serve as a Director of the Fund;

•

whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with Fund management, the investment manager of the Fund, Fund service providers or their affiliates;

•	whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes;

•	whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Director of the Fund;

•

the contribution which the person can make to the Board of Directors and the Fund (or, if the person has previously served as a Director of the Fund, the contribution which the person made to the Board of Directors during his or her previous term of service), with consideration being given to the person’s business and professional experience, education and such other factors as the Committee may consider relevant;

•	the character and integrity of the person; and

•	whether or not the selection and nomination of the person would be consistent with the requirements of the Fund’s retirement policies.

The Nominating Committee does not have a formal diversity policy with regard to the consideration of diversity in identifying potential director nominees but may consider diversity of professional experience, education and skills when evaluating potential nominees for Board of Directors membership.

Pricing and Valuation Committee

The Fund’s Pricing and Valuation Committee is composed of all of the Independent Directors. The members of the Pricing and Valuation Committee are Mses. Colman, Kamerick, Kumar and Sale and Messrs. Agdern, Grillo and Mason. Ms. Colman serves as Chair of the Fund’s Pricing and Valuation Committee. The principal function of the Pricing and Valuation Committee is to assist the Board of Directors with its oversight of the process for valuing portfolio securities in light of applicable law, regulatory guidance and applicable policies and procedures adopted by the Fund. The Pricing and Valuation Committee met four times during the fiscal year ended December 31, 2025.

Compensation Committee

The Fund’s Compensation Committee is composed entirely of all of the Independent Members. The members of the Compensation Committee are Mses. Colman, Kamerick, Kumar and Sale and Messrs. Agdern, Grillo and Mason. Mr. Mason serves as Chair of the Fund’s Compensation Committee. The principal function of the Compensation Committee is to recommend the appropriate compensation of the Independent Directors for their service on the Board of Directors and the committees of the Board of Directors. The Compensation Committee met once during the fiscal year ended December 31, 2025. The Compensation Committee operates under a written charter adopted and approved by the Board of Directors, a copy of which is available on the Fund’s website at http://www.franklintempleton.com/investments/options/closed-end-funds and click on the name of the Fund.

Risk Oversight

The Board of Directors’ role in risk oversight of the Fund reflects its responsibility under applicable state law to oversee generally, rather than to manage, the operations of the Fund. In line with this oversight

43

responsibility, the Board of Directors receives reports and makes inquiry at its regular meetings and as needed regarding the nature and extent of significant Fund risks (including investment, compliance and valuation risks) that potentially could have a materially adverse impact on the business operations, investment performance or reputation of the Fund, but relies upon the Fund’s management (including the Fund’s portfolio managers) and Chief Compliance Officer, who reports directly to the Board of Directors, and the Manager to assist it in identifying and understanding the nature and extent of such risks and determining whether, and to what extent, such risks may be eliminated or mitigated. In addition to reports and other information received from Fund management and the Manager regarding the Fund’s investment program and activities, the Board of Directors as part of its risk oversight efforts meets at its regular meetings and as needed with the Fund’s Chief Compliance Officer to discuss, among other things, risk issues and issues regarding the policies, procedures and controls of the Fund. The Board of Directors may be assisted in performing aspects of its role in risk oversight by the Audit Committee and such other standing or special committees as may be established from time to time by the Board of Directors. For example, the Audit Committee of the Board of Directors regularly meets with the Fund’s independent public accounting firm to review, among other things, reports on the Fund’s internal controls for financial reporting.

The Board of Directors believes that not all risks that may affect the Fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Directors as to risk management matters are typically summaries of relevant information and may be inaccurate or incomplete. As a result of the foregoing and other factors, the Board of Directors’ risk management oversight is subject to substantial limitations.

Security Ownership of Management

The following table provides information concerning the dollar range of equity securities owned beneficially by each Director as of December 31, 2025.

Name of Director	Dollar Range of Equity Securities in the Fund ($)	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by the Director in the Family of Investment Companies(1)($)
Non-Interested Directors:
Robert D. Agdern	A	D
Carol L. Colman	C	E
Anthony Grillo	C	E
Eileen Kamerick	A	E
Nisha Kumar	A	E
Peter Mason	A	E
Hillary Sale	A	E	*
Interested Director:
Jane Trust	A	E

Key: A: none, B: $1-$10,000, C: $10,001-$50,000, D: $50,001-$100,000, E: over $100,000.

*	As of February 20, 2026.
(1)

The term “family of investment companies” means any two or more registered investment companies that share the same investment adviser or principal underwriter or hold themselves out to investors as related companies for purposes of investment and investor services.

44

As of December 31, 2025, the nominees, Directors and officers of the Fund as a group beneficially owned less than 1% of the outstanding shares of the Fund’s Common Stock.

No Director who is not an “interested person” of the Fund as defined in the 1940 Act, nor any immediate family members, to the best of the Fund’s knowledge, had any interest in the Fund’s investment adviser, or any person or entity (other than the Fund) directly or indirectly controlling, controlled by, or under common control with Franklin Templeton as of December 31, 2025.

Director Compensation

Under the federal securities laws, the Fund is required to provide to Common Stockholders in connection with the Fund’s Annual Meeting of Common Stockholders information regarding compensation paid to the Directors by the Fund, as well as by the various other investment companies advised by the Manager. The following table provides information concerning the compensation paid to each Director by the Fund during the fiscal year ended December 31, 2025 and the total compensation paid to each Director during the calendar year ended December 31, 2025. The Directors listed below are members of the Fund’s Audit, Nominating, Compensation and Pricing and Valuation Committees, as well as committees of the boards of certain other investment companies advised by the Manager. Accordingly, the amounts provided in the table include compensation for service on all such committees. The Fund does not provide any pension or retirement benefits to Directors. In addition, no remuneration was paid during the fiscal year ended December 31, 2025 by the Fund to Ms. Trust who is an “interested person” as defined in the 1940 Act.

Name of Director	Aggregate Compensation from the Fund for Fiscal Year Ended 12/31/2025	Total Compensation from the Fund and Fund Complex(1) for Calendar Year Ended 12/31/2025
Non-Interested Directors:(2)
Robert D. Agdern	$28,498	$366,000
Carol L. Colman	$28,910	$371,000
Anthony Grillo	$26,661	$346,000
Eileen A. Kamerick	$31,442	$411,000
Nisha Kumar	$30,146	$386,000
Peter Mason	$28,498	$366,000
Hillary A. Sale	$27,896	$356,000

(1)

“Fund Complex” means two or more Funds (a registrant or, where the registrant is a series company, a separate portfolio of the registrant) that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other Funds.

(2)	Each Non-Interested Director currently holds 22 investment company directorships within this Fund Complex.

45

Officers of the Fund

The Fund’s executive officers are chosen each year at a regular meeting of the Board of Directors to hold office until their respective successors are duly elected and qualified or until such officer’s death, resignation or removal. Officers of the Fund receive no compensation from the Fund, although they may be reimbursed by the Fund for reasonable out-of-pocket travel expenses for attending Board of Directors meetings. In addition to Ms. Trust, the Fund’s CEO and President, the executive officers of the Fund currently are:

Name, Address and Age	Position(s) with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Fred Jensen Franklin Templeton One Madison Avenue, 17th Floor New York, NY 10010 Birth Year: 1963	Chief Compliance Officer	Since 2020	Director - Global Compliance of Franklin Templeton (since 2020); Managing Director of Legg Mason & Co. (2006 to 2020); Director of Compliance, Legg Mason Office of the Chief Compliance Officer (2006 to 2020); formerly, Chief Compliance Officer of Legg Mason Global Asset Allocation (prior to 2014); Chief Compliance Officer of Legg Mason Private Portfolio Group (prior to 2013); formerly, Chief Compliance Officer of The Reserve Funds (investment adviser, funds and broker-dealer) (2004) and Ambac Financial Group (investment adviser, funds and broker-dealer) (2000 to 2003)

Marc A. De Oliveira Franklin Templeton 100 First Stamford Place Stamford, CT 06902 Birth year: 1971	Secretary and Chief Legal Officer	Since 2023	Associate General Counsel of Franklin Templeton (since 2020); Secretary and Chief Legal Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2020); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Managing Director (2016 to 2020) and Associate General Counsel of Legg Mason & Co. (2005 to 2020)

Thomas C. Mandia Franklin Templeton 100 First Stamford Place Stamford, CT 06902 Birth Year: 1962	Senior Vice President	Since 2022	Senior Associate General Counsel of Franklin Templeton (since 2020); Secretary of FTFA (since 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers); Assistant Secretary of certain funds in the fund complex (since 2006); formerly, Managing Director and Deputy General Counsel of Legg Mason & Co. (2005 to 2020)

Jeanne M. Kelly Franklin Templeton One Madison Avenue, 17th Floor New York, NY 10010 Birth Year: 1951	Senior Vice President	Since 2011	U.S. Fund Board Team Manager, Franklin Templeton (since 2020); Senior Vice President of certain funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of FTFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); formerly, Managing Director of Legg Mason & Co. (2005 to 2020); Senior Vice

46

Name, Address and Age	Position(s) with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
President of LMFAM (2013 to 2015) President of LMFAM (2013 to 2015)

Christopher Berarducci Franklin Templeton One Madison Avenue, 17th Floor New York, NY 10010 Birth year: 1974	Treasurer and Principal Financial Officer	Since 2019	Vice President, Fund Administration and Reporting, Franklin Templeton (since 2020); Treasurer (since 2010) and Principal Financial Officer (since 2019) of certain funds associated with Legg Mason & Co. or its affiliates; formerly, Managing Director (2020), Director (2015 to 2020), and Vice President (2011 to 2015) of Legg Mason & Co.

47

INVESTMENT MANAGER

Investment Manager and Subadviser

The Fund retains the Manager to act as its investment manager. The Manager is a wholly-owned subsidiary of Franklin Templeton. The Manager serves as the investment manager to numerous individuals and institutions and other investment companies. The investment management agreement (the “Management Agreement”) between the Manager and the Fund provides that the Manager will manage the operations of the Fund, subject to the supervision, direction and approval of the Board of Directors and the objective and the policies stated in the Prospectus and this Statement of Additional Information.

Pursuant to the Management Agreement, the Manager manages the Fund’s investment portfolio, directs purchases and sales of portfolio securities and reports thereon to the Fund’s officers and Directors regularly. The Manager also provides the office space, facilities, equipment and personnel necessary to perform the following services for the Fund: SEC compliance, including record keeping, reporting requirements and registration statements and proxies; supervision of Fund operations, including coordination of functions of the transfer agent, custodian, accountants, counsel and other parties performing services or operational functions for the Fund; and certain administrative and clerical services, including certain accounting services and maintenance of certain books and records.

Advisory Fee.

	Fiscal Year or Period Ended December 31,
	2025			2024			2023		2022		2021		2020
The Fund paid the Manager approximate fees of	$	[	]	$	[	]	$	[ ]	$	[ ]	$	[ ]	$	[ ]

Pursuant to a subadvisory agreement (the “Subadvisory Agreement”), subject to the supervision and direction of the Board and the Manager, Western Asset will manage the Fund’s portfolio in accordance with the Fund’s investment objectives and policies, make investment decisions for the Fund, place orders to purchase and sell securities, and employ professional portfolio managers and securities analysts who provide research services to the Fund. Western Asset is a wholly-owned subsidiary of Franklin Templeton. Investment decisions for the Fund are made independently from those of other funds or accounts managed by Western Asset. Such other funds or accounts may also invest in the same securities as the Fund. If those funds or accounts are prepared to invest in, or desire to dispose of, the same security at the same time as the Fund, however, transactions in such securities will be made, insofar as feasible, for the respective funds and accounts in a manner deemed equitable to all. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Fund or the price paid or received by the Fund. In addition, because of different investment objectives, a particular security may be purchased for one or more funds or accounts when one or more funds or accounts are selling the same security.

In connection with Western Asset’s service to the Fund, Western Asset Management Company Limited (“Western Asset Limited”) and Western Asset Management Company Pte. Ltd. (“Western Asset Singapore”) provide certain subadvisory services to the Fund pursuant to subadvisory agreements with the Subadvisor (each, the “Western Asset Limited Subadvisory Agreement” and the “Western Asset Singapore Subadvisory Agreement”). Western Asset Limited and Western Asset Singapore are responsible, generally, for managing investments denominated in currencies other than U.S. dollars. Western Asset Limited was founded in 1984 and has offices at 10 Exchange Square, Primrose Street, London EC2A2EN. Western Asset Singapore was established in 2000 and has offices at 1 George Street #23-01, Singapore 049145. Western Asset pays Western Asset Limited and Western Asset Singapore a fee for their services at no additional expense to the Fund.

48

Each of the Management Agreement, the Subadvisory Agreement, the Western Asset Limited Subadvisory Agreement and the Western Asset Singapore Subadvisory Agreement had an initial term of two years and continues in effect from year to year thereafter if such continuance is specifically approved at least annually by the Board of Directors or by a majority of the outstanding voting securities of the Fund, and in either event, by a majority of the disinterested Directors of the Board of Directors with such disinterested Directors casting votes in person at a meeting called for such purpose. The Board of Directors or the holders of a majority of the Fund’s Common Stock may terminate the Management Agreement on 60 days’ written notice without penalty and the Manager may terminate the agreement on 90 days’ written notice without penalty. The Management Agreement terminates automatically in the event of an assignment (as defined in the 1940 Act). The Subadvisory Agreement may be terminated without penalty by the Board of Directors or by vote of a majority of the outstanding voting securities of the Fund, in each case on not more than 60 days’ nor less than 30 days’ written notice by Western Asset upon not less than 90 days’ written notice to the Fund and the Manager, and will be terminated upon the mutual written consent of the Manager and Western Asset. The Subadvisory Agreement terminates automatically in the event of an assignment (as defined in the 1940 Act). The Western Asset Limited Subadvisory Agreement and the Western Asset Singapore Subadvisory Agreement may be terminated without penalty by the Board of Directors or by vote of a majority of the outstanding voting securities of the Fund, in each case on not more than 60 days’ nor less than 30 days’ written notice to Western Asset Limited or Western Asset Singapore, or by Western Asset Limited or Western Asset Singapore upon not less than 90 days’ written notice to the Fund and the Manager, and will be terminated upon the mutual written consent of the Manager, Western Asset Limited and Western Asset Singapore. The Western Asset Limited Subadvisory Agreement and the Western Asset Singapore Subadvisory Agreement terminate automatically in the event of an assignment (as defined in the 1940 Act).

Under the terms of the Management Agreement, the Subadvisory Agreement, the Western Asset Limited Subadvisory Agreement and the Western Asset Singapore Subadvisory Agreement, none of the Manager, Western Asset, Western Asset Limited or Western Asset Singapore, respectively, will be liable for losses or damages incurred by the Fund, unless such losses or damages are attributable to the willful misfeasance, bad faith or gross negligence on the part of the Manager, Western Asset, Western Asset Limited or Western Asset Singapore, as the case may be, or from reckless disregard by them of their obligations and duties under the relevant agreement.

Western Asset Limited and Western Asset Singapore are corporations organized under the laws of England and Singapore, respectively. Each is registered under the Investment Advisers Act of 1940, as amended and has irrevocably designated the Secretary of the SEC as its agent to accept service of process in any suit, action or proceeding to enforce the provisions of U.S. securities laws. There can be no assurance that Western Asset Limited or Western Asset Singapore will have any assets in the United States that could be attached in connection with any action, suit or proceeding. In addition, it may not be possible to enforce judgments of U.S. courts or liabilities in original actions predicated upon civil liability provisions of U.S. law in foreign courts against Western Asset Limited or Western Asset Singapore.

Codes of Ethics

Pursuant to Rule 17j-1 under the 1940 Act, the Fund, the Manager, Western Asset, Western Asset Limited and Western Asset Singapore have each adopted codes of ethics that permit their respective personnel to invest in securities for their own accounts, including securities that may be purchased or held by a Fund. All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of the codes and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee’s position of trust and responsibility.

When personnel covered by the Fund’s Code of Ethics are employed by more than one of the managers affiliated with Franklin Templeton, those employees may be subject to such affiliate’s Code of Ethics adopted pursuant to Rule 17j-1, rather than the Fund’s Code of Ethics.

49

Copies of the Codes of Ethics of the Fund, the Manager, Western Asset, Western Asset Limited and Western Asset Singapore are on file with the SEC. Such materials are also available on EDGAR on the SEC’s website (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov.

Proxy Voting Policies

Although individual Directors may not agree with particular policies or votes by the Manager, Western Asset, Western Asset Limited or Western Asset Singapore, the Board of Directors has delegated proxy voting discretion to the Manager, Western Asset, Western Asset Limited and/or Western Asset Singapore, believing that the Manager, Western Asset, Western Asset Limited and/or Western Asset Singapore should be responsible for voting because it is a matter relating to the investment decision making process.

The Manager delegates the responsibility for voting proxies for the Fund to Western Asset through its contract with Western Asset. With respect to assets that are allocated to Western Asset Limited and Western Asset Singapore, Western Asset delegates responsibility for voting proxies to Western Asset Limited and Western Asset Singapore. Each of Western Asset, Western Asset Limited and Western Asset Singapore will use their own proxy voting policies and procedures to vote proxies. Accordingly, the Manager does not expect to have proxy voting responsibility for the Fund. Should the Manager become responsible for voting proxies for any reason, such as the inability of Western Asset, Western Asset Limited or Western Asset Singapore to provide investment advisory services, the Manager shall utilize the proxy voting guidelines established by the most recent subadviser to vote proxies until a new subadviser is retained. In the case of a material conflict between the interests of the Manager (or its affiliates if such conflict is known to persons responsible for voting at the Manager) and the Fund, the Board of Directors of the Manager shall consider how to address the conflict and/or how to vote the proxies. The Manager shall maintain records of all proxy votes in accordance with applicable securities laws and regulations, to the extent that the Manager votes proxies. The Manager shall be responsible for gathering relevant documents and records related to proxy voting from Western Asset, Western Asset Limited and Western Asset Singapore and providing them to the Fund as required for the Fund to comply with applicable rules under the 1940 Act.

The Manager’s proxy voting policy governs in determining how proxies relating to the Fund’s portfolio securities are voted and is attached as Appendix B hereto. Western Asset’s proxy voting policy is attached as Appendix C hereto. The proxy voting policy of Western Asset Limited and Western Asset Singapore is attached hereto as Appendix C. Information regarding how the Fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 will be available without charge (1) by calling 888-425-6432, (2) on the Fund’s website at http://www.franklintempleton.com/investments/options/closedend-funds and (3) on the SEC’s website at http://www.sec.gov on Form N-PX.

50

PORTFOLIO MANAGERS

Unless otherwise indicated, the information below is provided as of the date of this SAI.

The table below identifies the number of accounts (other than the Fund) for which the Fund’s portfolio managers have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories, as of December 31, 2025: registered investment companies, other pooled investment vehicles and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated.

Name of PM	Type of Account	Number of Accounts Managed	Total Assets Managed	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based
Michael C. Buchanan(1)	Other Registered Investment Companies	61	$82.65 billion	None	None
	Other Pooled Vehicles	189	$47.17 billion	16	$3.01 billion
	Other Accounts	273	$79.61 billion	11	$6.20 billion

Christopher Kilpatrick(1)(2)	Other Registered Investment Companies	11	$3.84 billion	None	None
	Other Pooled Vehicles	7	$546 million	3	$389 million
	Other Accounts	13	$820 million	None	None
Rafael Zielonka(1)	Other Registered Investment Companies	4	$3.35 billion	None	None
	Other Pooled Vehicles	6	$1.61 billion	None	None
	Other Accounts	4	$692 million	None	None
Prashant Chandran(1)	Other Registered Investment Companies	None	None	None	None
	Other Pooled Vehicles	2	$68 million	None	None
	Other Accounts	12	$527 million	None	None
Walter Kilcullen(1)	Other Registered Investment Companies	9	$3.21 billion	None	None
	Other Pooled Vehicles	13	$6.11 billion	3	$389 million
	Other Accounts	11	$1.54 billion	None	None

(1)

The numbers above reflect the overall number of portfolios managed by employees of Western Asset. They are involved in the management of all the Firm’s portfolios, but they are not solely responsible for particular portfolios. Western Asset’s investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. They are responsible for overseeing implementation of Western Asset’s overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

(2)	Effective September 30, 2026, Christopher Kilpatrick will no longer be a member of the portfolio management team of the Fund.

Investment Professional Compensation Structure

With respect to the compensation of the Fund’s investment professionals, Western Asset’s compensation system assigns each employee a total compensation range, which is derived from annual market surveys that benchmark each role with its job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience and ability to produce

51

desired results. Standard compensation includes competitive base salaries, generous employee benefits and a retirement plan.

In addition, Western Asset’s employees are eligible for bonuses. These are structured to closely align the interests of employees with those of Western Asset, and are determined by the professional’s job function and pre-tax performance as measured by a formal review process. All bonuses are completely discretionary. The principal factor considered is an investment professional’s investment performance versus appropriate peer groups and benchmarks (e.g., a securities index and with respect to the Fund, the benchmark set forth in the Fund’s Prospectus to which the Fund’s average annual total returns are compared or, if none, the benchmark set forth in the Fund’s annual report). Performance is reviewed on a 1, 3 and 5 year basis for compensation-with 3 and 5 years having a larger emphasis. Western Asset may also measure an investment professional’s pre-tax investment performance against other benchmarks, as it determines appropriate. Because investment professionals are generally responsible for multiple accounts (including the Fund) with similar investment strategies, they are generally compensated on the performance of the aggregate group of similar accounts, rather than a specific account. Other factors that may be considered when making bonus decisions include client service, business development, length of service to Western Asset, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to Western Asset’s business.

Finally, in order to attract and retain top talent, all investment professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include long-term incentives that vest over a set period of time past the award date.

Conflicts of Interest

Western Asset has adopted compliance policies and procedures to address a wide range of potential conflicts of interest that could directly impact client portfolios. For example, potential conflicts of interest may arise in connection with the management of multiple portfolios (including portfolios managed in a personal capacity). These could include potential conflicts of interest related to the knowledge and timing of a portfolio’s trades, investment opportunities and broker selection. Portfolio managers are privy to the size, timing, and possible market impact of a portfolio’s trades.

It is possible that an investment opportunity may be suitable for both a portfolio and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the portfolio and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a portfolio and another account. A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to a portfolio because the account pays a performance-based fee or the portfolio manager, Western Asset or an affiliate has an interest in the account. Western Asset has adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time. Eligible accounts that can participate in a trade generally share the same price on a pro-rata allocation basis, taking into account differences based on factors such as cash availability, investment restrictions and guidelines, and portfolio composition versus strategy.

With respect to securities transactions, Western Asset determines which broker or dealer to use to execute each order, consistent with their duty to seek best execution of the transaction. However, with respect to certain other accounts (such as pooled investment vehicles that are not registered investment companies and other accounts managed for organizations and individuals), Western Asset may be limited by the client with respect to the selection of brokers or dealers or may be instructed to direct trades through a particular broker or dealer. In these cases, trades for a portfolio in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of a portfolio or the other account(s) involved. Additionally, the management of multiple portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each portfolio and/or

52

other account. Western Asset’s team approach to portfolio management and block trading approach seeks to limit this potential risk.

Western Asset also maintains a gift and entertainment policy to address the potential for a business contact to give gifts or host entertainment events that may influence the business judgment of an employee. Employees are permitted to retain gifts of only a nominal value and are required to make reimbursement for entertainment events above a certain value. All gifts (except those of a de minimis value) and entertainment events that are given or sponsored by a business contact are required to be reported in a gift and entertainment log which is reviewed on a regular basis for possible issues.

Employees of Western Asset have access to transactions and holdings information regarding client accounts and Western Asset’s overall trading activities. This information represents a potential conflict of interest because employees may take advantage of this information as they trade in their personal accounts. Accordingly, Western Asset maintains a Code of Ethics that is compliant with Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act to address personal trading. In addition, the Code of Ethics seeks to establish broader principles of good conduct and fiduciary responsibility in all aspects of Western Asset’s business. The Code of Ethics is administered by the Legal and Compliance Department and monitored through Western Asset’s compliance monitoring program.

Western Asset may also face other potential conflicts of interest with respect to managing client assets, and the description above is not a complete description of every conflict of interest that could be deemed to exist. Western Asset also maintains a compliance monitoring program and engages independent auditors to conduct a SOC1/ISAE 3402 audit on an annual basis. These steps help to ensure that potential conflicts of interest have been addressed.

Portfolio Manager Securities Ownership

The portfolio managers held the following amounts of securities of the Fund as of December 31, 2025.

Portfolio Manager	Dollar Range of Securities Beneficially Owned ($)
Michael C. Buchanan	A
Christopher F. Kilpatrick(1)	G
Rafael Zielonka	A
Prashant Chandran	A
Walter Kilcullen	A

(1)	Effective September 30, 2026, Christopher Kilpatrick will no longer be a member of the portfolio management team of the Fund.

Dollar Range ownership is as follows:

A: none

B: $1 - $10,000

C: $10,001 - $50,000

D: $50,001 - $100,000

E: $100,001 - $500,000

F: $500,001 - $1 million

G: over $1 million

53

PORTFOLIO TRANSACTIONS AND BROKERAGE

The Fund does not have an obligation to deal with any brokers or dealers in the execution of transactions in portfolio securities. Subject to policy established by the Board of Directors, Western Asset is responsible for the Fund’s portfolio decisions and the placing of the Fund’s portfolio transactions.

Portfolio securities normally will be purchased or sold from or to dealers serving as market makers for the securities at a net price, which may include dealer spreads and underwriting commissions. In placing orders, it is the policy of the Fund to obtain the best results taking into account the general execution and operational facilities of the broker or dealer, the type of transaction involved and other factors such as the risk of the broker or dealer in positioning the securities involved. While the Manager, Western Asset, Western Asset Limited or Western Asset Singapore generally seek the best price in placing orders, the Fund may not necessarily be paying the lowest price available. Subject to seeking the best price and execution, securities firms which provide supplemental research to the Manager, Western Asset, Western Asset Limited or Western Asset Singapore may receive orders for transactions by the Fund. Information so received will be in addition to and not in lieu of the services required to be performed by the Manager, Western Asset, Western Asset Limited or Western Asset Singapore under the Management Agreement, Subadvisory Agreement, Western Asset Limited Subadvisory Agreement or Western Asset Singapore Subadvisory Agreement, and the expenses of the Manager, Western Asset, Western Asset Limited or Western Asset Singapore will not necessarily be reduced as a result of the receipt of such supplemental information.

The Fund expects that all portfolio transactions will be effected on a principal basis and, accordingly, does not expect to pay any brokerage commissions. To the extent the Fund does effect brokerage transactions, affiliated persons (as such term is defined in the 1940 Act) of the Fund, or affiliated persons of such persons, may from time to time be selected to perform brokerage services for the Fund, subject to the considerations discussed above, but are prohibited by the 1940 Act from dealing with the Fund as principal in the purchase or sale of securities. In order for such an affiliated person to be permitted to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by such affiliated person must be reasonable and fair compared to the commissions, fees or other remuneration received by other brokers in connection with comparable transactions involving similar securities being purchased or sold during a comparable period of time. This standard would allow such an affiliated person to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm’s-length transaction.

Investment decisions for the Fund are made independently from those for other funds and accounts advised or managed by the Manager, Western Asset, Western Asset Limited or Western Asset Singapore or their affiliates. Such other funds and accounts may also invest in the same securities as the Fund. When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and another fund or account, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which the Manager, Western Asset, Western Asset Limited or Western Asset Singapore believes to be equitable to the Fund and such other fund or account. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or sold by the Fund. To the extent permitted by law, the Manager, Western Asset, Western Asset Limited or Western Asset Singapore may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other funds and accounts in order to obtain best execution.

Although the Fund does not have any restrictions on portfolio turnover, it is not the Fund’s policy to engage in transactions with the objective of seeking profits from short-term trading. It is expected that the annual portfolio turnover rate of the Fund will not exceed 100%. The portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by the average monthly value of the Fund’s portfolio securities. For purposes of this calculation, portfolio securities exclude all securities having a maturity when purchased of one year or less. A high rate of portfolio turnover involves correspondingly greater transaction costs than a lower rate, which costs are borne by the Fund and its Common Stockholders.

54

NET ASSET VALUE

The Fund determines the net asset value of its Common Stock on each day the NYSE is open for business, as of the close of the customary trading session (normally 4:00 p.m. Eastern Time), or any earlier closing time that day. The Fund determines the net asset value per share of Common Stock by dividing the value of the Fund’s securities, cash and other assets (including the value of derivatives and interest accrued but not collected) less all its liabilities (including accrued expenses and dividends payable) by the total number of shares of Common Stock outstanding. Securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service that are based on transactions in corporate fixed-income securities, quotations from corporate bond dealers, market transactions in comparable securities and various other relationships between securities. The Fund values portfolio securities for which market quotations are readily available at the last reported sales price or official closing price on the primary market or exchange on which they trade. Under the Fund’s valuation policies and procedures, the Fund values its short-term investments at amortized cost when the security has 60 days or less to maturity which the Board of Directors believes under normal circumstances represents the fair value of those securities. Determination of the Common Stock’s net asset value is made in accordance with U.S. generally accepted accounting principles.

The Fund values all other securities and assets at their fair value. If events occur that materially affect the value of a security between the time trading ends on the security and the close of the customary trading session of the NYSE, the Fund may value the security at its fair value as determined in good faith by or under the supervision of the Board of Directors. The effect of using fair value pricing is that the Common Stock’s net asset value will be subject to the judgment of the Board of Directors or its designee instead of being determined by the market.

Any swap transaction that the Fund enters into may, depending on the applicable interest rate environment, have a positive or negative value for purposes of calculating net asset value. Any cap transaction that the Fund enters into may, depending on the applicable interest rate environment, have no value or a positive value. In addition, accrued payments to the Fund under such transactions will be assets of the Fund and accrued payments by the Fund will be liabilities of the Fund.

55

GENERAL INFORMATION

Certain Provisions in the Charter and Bylaws

The Charter includes provisions that could limit the ability of other entities or persons to acquire control of the Fund. These provisions could have the effect of depriving Common Stockholders of opportunities to sell their Common Stock at a premium over the then-current market price of the Common Stock. As described more completely in the Prospectus, the Charter divides the Directors into three classes of approximately equal size. As a result of this staggered structure of the Board of Directors, it would take a minimum of two years for other entities or groups of persons to gain a majority of seats on the Board of Directors. In addition, the Bylaws require that Common Stockholders provide advance notice to the Fund in order to nominate candidates for election to the Board of Directors or to bring proposals before the annual meeting of Common Stockholders. This prevents other entities or groups of persons from nominating Directors or raising proposals during an annual meeting of Common Stockholders unless they have provided such advance notice to the Fund.

56

REPURCHASE OF FUND COMMON STOCK; CONVERSION TO AN OPEN-END FUND

Although it is under no obligation to do so, the Fund reserves the right to repurchase the Common Stock on the open market in accordance with the 1940 Act and the rules and regulations thereunder. Interest on any borrowings to finance Common Stock repurchase transactions or the accumulation of cash by the Fund in anticipation of Common Stock repurchases or tenders will reduce the Fund’s net income. Any Common Stock repurchase, tender offer or borrowing that might be approved by the Board of Directors would also have to comply with the Securities Exchange Act of 1934, as amended, and the 1940 Act and the rules and regulations thereunder.

The repurchase by the Fund of shares of its Common Stock at prices below net asset value may result in an increase in the net asset value of the shares of Common Stock that remain outstanding. However, there can be no assurance that Common Stock repurchases or tenders at or below net asset value will result in shares of the Fund’s Common Stock trading at a price equal to their net asset value. In addition, a purchase by the Fund of its Common Stock will decrease the Fund’s total assets, which would likely have the effect of increasing the Fund’s expense ratio.

If the Fund converted to an open-end investment company, the Common Stock would no longer be listed on the NYSE. In contrast to a closed-end investment company, stockholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by the 1940 Act or the rules thereunder) at their net asset value, less any redemption charge that is in effect at the time of redemption. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end investment companies typically engage in a continuous offering of their shares. Open-end investment companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management.

57

CERTAIN UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS

Set forth below is a discussion of certain U.S. federal income tax aspects concerning the Fund and the purchase, ownership and disposition of Common Stock. This discussion does not purport to be complete or to deal with all aspects of U.S. federal income taxation that may be relevant to Common Stockholders in light of their particular circumstances. Unless otherwise noted, this discussion applies only to U.S. Common Stockholders that hold Common Stock as capital assets. A U.S. Common Stockholder is a Common Stockholder who is, for U.S. federal income tax purposes, (i) an individual who is a citizen or resident of the United States, (ii) a U.S. corporation, (iii) a trust if it (a) is subject to the primary supervision of a court in the United States and one or more U.S. persons have the authority to control all substantial decisions of the trust or (b) has made a valid election to be treated as a U.S. person, or (iv) any estate the income of which is subject to U.S. federal income tax regardless of its source. This discussion is based upon present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, or differing interpretations (possibly with retroactive effect). This discussion does not represent a detailed description of the U.S. federal income tax consequences relevant to special classes of taxpayers including, without limitation, financial institutions, insurance companies, partnerships or other pass-through entities (or investors therein), U.S. Common Stockholders whose “functional currency” is not the U.S. dollar, tax-exempt organizations, dealers in securities or currencies, traders in securities that elect mark to market treatment, or persons that will hold Common Stock as a position in a “straddle,” “hedge” or as part of a “constructive sale” for U.S. federal income tax purposes. In addition, this discussion does not address U.S. federal estate or gift taxes or the application of the Medicare tax on net investment income or any U.S. federal alternative minimum tax.

Prospective investors should consult their tax advisors with regard to the U.S. federal tax consequences of the purchase, ownership, or disposition of Common Stock, as well as the tax consequences arising under the laws of any state, foreign country or other taxing jurisdiction.

Taxation of the Fund

The Fund has elected to be treated, and intends to qualify annually, as a regulated investment company (a “RIC”) under Subchapter M of the Code.

To qualify under Subchapter M for the favorable U.S. federal income tax treatment generally accorded to RICs, the Fund must, among other things: (i) derive in each taxable year at least 90% of its gross income from (a) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) net income derived from interests in certain publicly traded partnerships that are treated as partnerships for U.S. federal income tax purposes and that derive less than 90% of their gross income from the items described in (a) above (each a “Qualified Publicly Traded Partnership”); and (ii) diversify its holdings so that, at the end of each quarter of each taxable year, (a) at least 50% of the value of the Fund’s total assets is represented by cash and cash items (including receivables), U.S. government securities, the securities of other RICs and other securities, with such other securities limited, with respect to any one issuer, to an amount not greater in value than 5% of the value of the Fund’s total assets, and to not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund’s total assets is represented by the securities (other than U.S. government securities or the securities of other RICs) of (I) any one issuer, (II) any two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or (III) any one or more Qualified Publicly Traded Partnerships.

If the Fund fails to satisfy as of the close of any quarter the asset diversification test referred to in the preceding paragraph, it will have 30 days to cure the failure by, for example, selling securities that are the source of the violation. Other cure provisions are available in the Code for a failure to satisfy the asset diversification test, but any such cure provision may involve the payment of a penalty excise tax.

58

As a RIC, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income (as that term is defined in the Code, but determined without regard to the deduction for dividends paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes in each taxable year to its Common Stockholders, provided that it distributes at least 90% of the sum of its investment company taxable income and its net tax-exempt income for such taxable year. The Fund intends to distribute to its Common Stockholders, at least annually, substantially all of its investment company taxable income and net capital gain.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% U.S. federal excise tax. To prevent imposition of the excise tax, the Fund must distribute during each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (ii) 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of the calendar year, and (iii) any ordinary income and capital gains for previous years that were not distributed during those years. For these purposes, the Fund will be deemed to have distributed any income or gains on which it paid U.S. federal income tax.

Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to Common Stockholders of record on a specified date in one of those months, and paid during the following January, will be treated as having been distributed by the Fund (and received by Common Stockholders) on December 31 of the year in which declared.

If the Fund failed to qualify as a RIC or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be subject to U.S. federal income tax at regular corporate rates on its taxable income (including distributions of net capital gain), even if such income were distributed to its Common Stockholders, and all distributions out of earnings and profits would be taxed to Common Stockholders as ordinary dividend income. Such distributions generally would be eligible (i) to be treated as “qualified dividend income” in the case of individual and other non-corporate Common Stockholders and (ii) for the dividends received deduction in the case of corporate Common Stockholders. To qualify again to be taxed as a RIC in a subsequent year, the Fund would be required to distribute to its Common Stockholders its earnings and profits attributable to non-RIC years reduced by an interest charge on 50% of such earnings and profits payable by the Fund to the IRS. In addition, if the Fund failed to qualify as a RIC for a period greater than two taxable years, then the Fund would be required to elect to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) or, alternatively, be subject to taxation on such built-in gain recognized for a period of 5 years, in order to qualify as a RIC in a subsequent year.

Distributions

Distributions to Common Stockholders by the Fund of ordinary income (including accrued market discount), and of net short-term capital gains, if any, realized by the Fund will generally be taxable to Common Stockholders as ordinary income to the extent such distributions are paid out of the Fund’s current or accumulated earnings and profits. Distributions, if any, of net capital gains properly reported as “capital gain dividends” will be taxable as long-term capital gains, regardless of the length of time the Common Stockholder has owned Common Stock. A distribution of an amount in excess of the Fund’s current and accumulated earnings and profits (as determined for U.S. federal income tax purposes) will be treated by a Common Stockholder as a return of capital which will be applied against and reduce the Common Stockholder’s basis in its Common Stock. To the extent that the amount of any such distribution exceeds the Common Stockholder’s basis in its Common Stock, the excess will be treated by the Common Stockholder as gain from a sale or exchange of the Common Stock. Distributions paid by the Fund generally will not be eligible for the dividends received deduction allowed to corporations or for the reduced rates applicable to certain qualified dividend income received by non-corporate Common Stockholders.

59

Distributions will be treated in the manner described above regardless of whether such distributions are paid in cash or invested in additional Common Stock pursuant to the Dividend Reinvestment Plan. Common Stockholders receiving distributions in the form of additional Common Stock will be treated as receiving a distribution in the amount of cash that they would have received if they had elected to receive the distribution in cash, unless the Fund issues additional Common Stock with a fair market value equal to or greater than net asset value, in which case such Common Stockholders will be treated as receiving a distribution in the amount of the fair market value of the distributed Common Stock. The additional Common Stock received by a Common Stockholder pursuant to the Dividend Reinvestment Plan will have a new holding period commencing on the day following the day on which the Common Stock is credited to the Common Stockholder’s account.

The Fund may elect to retain its net capital gain or a portion thereof for investment and be taxed at corporate rates on the amount retained. In such case, the Fund may designate the retained amount as undistributed capital gains in a written notice to its Common Stockholders, who will be treated as if each received a distribution of its pro rata share of such gain, with the result that each Common Stockholder will (i) be required to report its pro rata share of such gain on its tax return as long-term capital gain, (ii) receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain and (iii) increase the tax basis for its Common Stock by an amount equal to the deemed distribution less the tax credit.

If a Common Stockholder purchases Common Stock shortly before the record date of a distribution, the value of the Common Stock will include the value of the distribution and such Common Stockholder will be subject to tax on the distribution even though it economically represents a return of its investment.

Common Stockholders will be notified annually as to the U.S. federal tax status of distributions.

Sale or Exchange of Common Stock

Upon the sale, exchange or other disposition of Common Stock, a Common Stockholder will generally realize a capital gain or loss in an amount equal to the difference between the amount realized and the Common Stockholder’s adjusted tax basis in the Common Stock. Such gain or loss will be long-term or short-term, depending upon the Common Stockholder’s holding period for the Common Stock. Generally, a Common Stockholder’s gain or loss will be a long-term gain or loss if the Common Stock has been held for more than one year. Present law taxes both long-term and short-term capital gains of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, however, long-term capital gains are currently eligible for reduced rates of taxation.

No loss will be allowed on the sale, exchange or other disposition of Common Stock if the owner acquires (including pursuant to the Dividend Reinvestment Plan) or enters into a contract or option to acquire securities that are substantially identical to such Common Stock within 30 days before or after the disposition. In such a case, the basis of the securities acquired will be adjusted to reflect the disallowed loss. Losses realized by a Common Stockholder on the sale, exchange or other disposition of Common Stock held for six months or less are treated as long-term capital losses to the extent of any distribution of long-term capital gain received (or amounts designated as undistributed capital gains) with respect to such Common Stock.

Under U.S. Treasury regulations, if a Common Stockholder recognizes a loss with respect to Common Stock of $2 million or more for an individual Common Stockholder or $10 million or more for a corporate Common Stockholder, the Common Stockholder must file with the IRS a disclosure statement on IRS Form 8886. Direct Common Stockholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, Common Stockholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to Common Stockholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Common Stockholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

60

Nature of the Fund’s Investments

Certain of the Fund’s investment practices are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower-taxed long-term capital gain into higher-taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the intended characterization of certain complex financial transactions and (vii) produce income that will not be treated as qualifying income for purposes of the 90% gross income test described above.

These rules could therefore affect the character, amount and timing of distributions to Common Stockholders and the Fund’s status as a RIC. The Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these provisions.

Below Investment Grade Instruments

The Fund invests a portion of its assets in below investment grade (high yield) instruments, commonly known as “high yield” instruments. Investments in these types of instruments may present special tax issues for the Fund. U.S. federal income tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by the Fund, to the extent necessary, to preserve its status as a RIC and to distribute sufficient income to not become subject to U.S. federal income tax.

Original Issue Discount

Investments by the Fund in debt obligations that are treated under applicable tax rules as having original issue discount (such as zero coupon securities, pay-in-kind bonds, deferred interest bonds or other discount securities) will result in income to the Fund equal to the accrued original issue discount each year during which the Fund holds the securities, even if the Fund receives no cash interest payments. If the Fund purchases debt instruments as part of a package of investments where the Fund also invests in common stock, other equity securities or warrants, the Fund might be required to accrue original issue discount in an amount equal to the value of such common stock, other equity securities or warrants (even if the face amount of such debt instruments does not exceed the Fund’s purchase price for such package of investments). Any original issue discount might reflect doubt as to whether the entire principal amount of a debt obligation will ultimately prove to be collectible. The Fund will, however, generally be required to recognize any accrued original issue discount based on the assumption that all future projected payments due on such debt obligation will be made. Original issue discount is included in determining the amount of income which the Fund must distribute to maintain its qualification for the favorable U.S. federal income tax treatment generally accorded to RICs and to avoid the payment of U.S. federal income tax and the nondeductible 4% U.S. federal excise tax. Because such income may not be matched by a corresponding cash distribution to the Fund, the Fund may be required to borrow money or dispose of other securities to be able to make distributions to its Common Stockholders.

Market Discount Securities

In general, the Fund will be treated as having acquired a debt instrument in the secondary market with market discount if its stated redemption price at maturity (or, in the case of a debt instrument issued with original issue discount, its revised issue price) exceeds the Fund’s initial tax basis in the debt instrument by an amount equal to or greater than a statutory de minimis amount. The discount at which such debt instruments are acquired may reflect doubts about their ultimate collectability rather than current market interest rates. The amount of such

61

discount will nevertheless generally be treated as market discount for U.S. federal income tax purposes. Market discount on a debt instrument accrues ratably on a daily basis, unless an election is made to accrue market discount on the basis of the constant yield to maturity of the debt instrument, in each case based generally on the assumption that all future payments on the debt instrument will be made. The Fund has made an election to include accrued market discount in income on a current basis, and accrued market discount for a debt instrument will generally have to be included in income each year as if the debt instrument were assured of ultimately being collected in full. Accrued market discount is included in determining the amount of income which the Fund must distribute to maintain its qualification for the favorable U.S. federal income tax treatment generally accorded to RICs and to avoid the payment of U.S. federal income tax and the nondeductible 4% U.S. federal excise tax. Because such income may not be matched by a corresponding cash distribution to the Fund, the Fund may be required to borrow money or dispose of other securities to be able to make distributions to its Common Stockholders.

Stock Dividends

In certain circumstances, the Fund may make distributions of its Common Stock to satisfy the distribution requirements necessary to maintain the Fund’s status as a RIC for U.S. federal income tax purposes and to avoid U.S. federal income and excise taxes. Under IRS Revenue Procedure 2017-45, the Fund may distribute taxable dividends that are payable in cash or Common Stock at the election of each Common Stockholder, with up to 80% of the aggregate of any taxable dividends payable in the Fund’s Common Stock and the 20% or greater balance paid in cash. Common Stockholders receiving any such dividends will be required to include the full amount of the dividends as taxable income to the extent of the Fund’s current or accumulated earnings and profits for U.S. federal income tax purposes. As a result, Common Stockholders may be required to pay U.S. federal income taxes with respect to such dividends in excess of the cash dividends received. It is unclear whether and to what extent the Fund will be able to pay taxable dividends in cash and Common Stock (whether pursuant to Revenue Procedure 2017-45 or otherwise).

Currency Fluctuations

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or receivables or pays such liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency, foreign currency forward contracts, certain foreign currency options or futures contracts and the disposition of debt securities denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

Foreign Taxes

The Fund’s investment in non-U.S. securities may be subject to non-U.S. withholding taxes. In that case, the Fund’s yield on those securities would be decreased. If more than 50% of the value of the Fund’s total assets at the close of a taxable year consists of securities of foreign corporations, the Fund will be eligible to elect to “pass through” to Common Stockholders foreign income taxes that it has paid. If this election is made, each of such stockholders will be required to include its share of those taxes in gross income as a distribution from the Fund and generally will be allowed to claim a credit (or a deduction, if it itemizes deductions) for these amounts on its federal U.S. income tax return, subject to certain limitations.

Preferred Stock or Borrowings

If the Fund utilizes leverage through the issuance of preferred stock or borrowings, it may be restricted by certain covenants with respect to the declaration of, and payment of, dividends on Common Stock in certain circumstances. Limits on the Fund’s payments of dividends on Common Stock may prevent the Fund from

62

meeting the distribution requirements described above, and may, therefore, jeopardize the Fund’s qualification for taxation as a RIC and possibly subject the Fund to the 4% excise tax. The Fund will endeavor to avoid restrictions on its ability to make dividend payments.

Backup Withholding

The Fund may be required to withhold from all distributions and redemption proceeds payable to U.S. Common Stockholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain Common Stockholders specified in the Code generally are exempt from such backup withholding. This backup withholding is not an additional tax. Any amounts withheld may be refunded or credited against the Common Stockholder’s U.S. federal income tax liability, provided the required information is timely furnished to the IRS.

Foreign Common Stockholders

U.S. taxation of a Common Stockholder who is a nonresident alien individual, a foreign trust or estate or a foreign corporation, as defined for U.S. federal income tax purposes (a “foreign Common Stockholder”), depends on whether the income from the Fund is “effectively connected” with a U.S. trade or business carried on by the Common Stockholder.

If the income from the Fund is not “effectively connected” with a U.S. trade or business carried on by the foreign Common Stockholder, distributions of investment company taxable income(including any distributions payable in Common Stock) will be subject to a U.S. tax of 30% (or lower treaty rate), which tax is generally withheld from such distributions. However, dividends paid by the Fund that are “interest-related dividends” or “short-term capital gain dividends” will generally be exempt from such withholding, in each case to the extent the Fund properly reports such dividends to Common Stockholders. For these purposes, interest-related dividends and short-term capital gain dividends generally represent distributions of interest or short-term capital gains that would not have been subject to U.S. federal withholding tax at the source if received directly by a foreign Common Stockholder, and that satisfy certain other requirements. A foreign Common Stockholder whose income from the Fund is not “effectively connected” with a U.S. trade or business would generally be exempt from U.S. federal income tax on capital gain dividends, any amounts retained by the Fund that are designated as undistributed capital gains and any gains realized upon the sale, exchange or other disposition of Common Stock. However, a foreign Common Stockholder who is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements will nevertheless be subject to a U.S. tax of 30% on such capital gain dividends, undistributed capital gains and gains realized upon the sale, exchange or other disposition of Common Stock.

If the income from the Fund is “effectively connected” with a U.S. trade or business carried on by a foreign Common Stockholder, then distributions of investment company taxable income, any capital gain dividends, any amounts retained by the Fund that are designated as undistributed capital gains and any gains realized upon the sale, exchange or other disposition of Common Stock will be subject to U.S. federal income tax at the rates applicable to U.S. citizens, residents or domestic corporations. Foreign corporate Common Stockholders may also be subject to the branch profits tax imposed by the Code.

Very generally, special tax rules would apply if the Fund holds “United States real property interests” (“USRPIs”) (or if the Fund holds assets that would be treated as USRPIs but for certain exceptions applicable to RICs) the fair market value of which equals or exceeds 50% of the sum of the fair market values of the Fund’s USRPIs, interests in real property located outside the United States, and other assets used or held for use in a trade or business. Such rules could result in U.S. tax withholding from certain distributions to foreign Common Stockholders. Furthermore, such Common Stockholders may be required to file a U.S. tax return and pay tax on such distributions—and, in certain cases, gain realized on the sale, exchange or other disposition of Common Stock—at regular U.S. federal income tax rates. The Fund does not expect to invest in a significant percentage of USRPIs, so these special tax rules are not likely to apply.

63

The Fund may be required to withhold from distributions to foreign Common Stockholders that are otherwise exempt from U.S. federal withholding tax (or taxable at a reduced treaty rate) unless the foreign Common Stockholder certifies its foreign status under penalties of perjury or otherwise establishes an exemption.

The tax consequences to a foreign Common Stockholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Foreign Common Stockholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

Additional Withholding Requirements

Under Sections 1471 through 1474 of the Code (such Sections commonly referred to as “FATCA”), a 30% U.S. federal withholding tax may apply to any dividends that the Fund pays to (i) a “foreign financial institution” (as specifically defined in the Code), whether such foreign financial institution is the beneficial owner or an intermediary, unless such foreign financial institution agrees to verify, report and disclose its “United States account” holders (as specifically defined in the Code) and meets certain other specified requirements or (ii) a non- financial foreign entity, whether such non-financial foreign entity is the beneficial owner or an intermediary, unless such entity provides a certification that the beneficial owner of the payment does not have any substantial United States owners or provides the name, address and taxpayer identification number of each such substantial United States owner and certain other specified requirements are met. In certain cases, the relevant foreign financial institution or non-financial foreign entity may qualify for an exemption from, or be deemed to be in compliance with, these rules. In addition, foreign financial institutions located in jurisdictions that have an intergovernmental agreement with the United States governing FATCA may be subject to different rules. You should consult your own tax advisor regarding FATCA and whether it may be relevant to your ownership and disposition of Common Stock .

Other Taxation

Common Stockholders may be subject to state, local and foreign taxes on their Fund distributions. Common Stockholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

64

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

A control person is a person who beneficially owns more than 25% of the voting securities of a company. The Fund currently has no control person. To the Fund’s knowledge, beneficial owners of more than 5% of any class of the Fund’s outstanding equity securities are set forth below based on public filings. As a group, the Fund’s directors and officers own less than 1% of the Fund’s Common Stock.

Number of Shares	Percent	Name	Address
3,797,116.00	6.5%(1)	Morgan Stanley and affiliates	1585 Broadway New York, NY 10018
5,142,350	8.70%(2)	Parametric Portfolio Associates LLC	800 Fifth Avenue, Suite 2800 Seattle, WA 98104
5,440,238	9.31%(3)	First Trust Advisors L.P. and affiliates	120 East Liberty Drive, Suite 400 Wheaton, IL 60187

(1)	Based upon information obtained from Schedule 13G filed with the SEC on May 12, 2026.
(2)	Based upon information obtained from Schedule 13G/A filed with the SEC on February 9, 2024
(3)	Based upon information obtained from Schedule 13G/A filed with the SEC on January 17, 2024

65

FINANCIAL STATEMENTS

The audited financial statements included in the annual report to the Fund’s Common Stockholders for the fiscal year ended December 31, 2025 and together with the report of      for the Fund’s annual report, are incorporated herein by reference to the Fund’s annual report to Common Stockholders. All other portions of the annual report and semi-annual report to Common Stockholders are not incorporated herein by reference and are not part of the registration statement, this Statement of Additional Information, the Prospectus or any Prospectus Supplement.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

    serves as the Independent Registered Public Accounting Firm of the Fund and audits the financial statements of the Fund.      is located at     .

CUSTODIAN AND TRANSFER AGENT

The custodian of the assets of the Fund is The Bank of New York Mellon, 225 Liberty Street, New York, New York 10286. The custodian performs custodial, fund accounting and portfolio accounting services. The Fund’s transfer, Common Stockholder services and dividend paying agent is Computershare Inc., 462 South 4th Street, Suite 1600, Louisville, KY 40202.

INCORPORATION BY REFERENCE

As noted above, this Statement of Additional Information is part of a registration statement filed with the SEC. Pursuant to the final rule and form amendments adopted by the SEC on April 8, 2020, the Fund is permitted to “incorporate by reference” certain information filed with the SEC, which means that the Fund can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be part of this Statement of Additional Information, and later information that the Fund files with the SEC will automatically update and supersede this information.

The documents listed below, and any reports and other documents subsequently filed with the SEC pursuant to Rule 30(b)(2) under the 1940 Act and Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act, prior to the termination of the offering will be incorporated by reference into this Statement of Additional Information and deemed to be part of this Statement of Additional Information from the date of the filing of such reports and documents:

•	the Fund’s Statement of Additional Information, dated [ ], 2026, filed with the accompanying Prospectus;

•	the Fund’s Annual Report on Form N-CSR, filed on March 2, 2026;

•	the Fund’s Semi-Annual Report on Form N-CSRS, filed on August 26, 2025;

•	the Fund’s Proxy Statement on Form DEF 14A, filed on September 16, 2025;

•	the Fund’s description of Common Stock on Form 8-A, filed on October 31, 2003.

You may obtain copies of any information incorporated by reference into this Statement of Additional Information, at no charge, by calling toll-free (888) 777-0102 or by writing to the Fund at One Madison Avenue, 17th Floor, New York, New York 10010. The Fund’s periodic reports filed pursuant to Section 30(b)(2) of the 1940 Act and Sections 13 and 15(d) of the Exchange Act, as well as the Prospectus and this Statement of

66

Additional Information, are available on the Fund’s website http://www.franklintempleton.com/investments/options/closed-end-funds. In addition, the SEC maintains a website at www.sec.gov, free of charge, that contains these reports, the Fund’s proxy and information statements, and other information relating to the Fund.

67

ADDITIONAL INFORMATION

A Registration Statement on Form N-2, including amendments thereto, relating to the Common Stock of the Fund offered hereby, has been filed by the Fund with the SEC in Washington, D.C. The Fund’s Prospectus and this Statement of Additional Information do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the Common Stock offered hereby, reference is made to the Fund’s Registration Statement. Statements contained in the Fund’s Prospectus and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. Copies of the Registration Statement may be inspected without charge at the SEC’s principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC or on the SEC’s website at http://www.sec.gov.

68

APPENDIX A

DESCRIPTION OF S&P, MOODY’S AND FITCH RATINGS1

S&P Global Ratings—A brief description of the applicable S&P Global Ratings and its affiliates (collectively, “S&P”) rating symbols and their meanings (as published by S&P) follows:

ISSUE CREDIT RATING DEFINITIONS

An S&P issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P Global Ratings’ view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term issue credit ratings are generally assigned to those obligations considered short-term in the relevant market. Short-term issue credit ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. Medium-term notes are assigned long-term ratings.

Long-Term Issue Credit Ratings*

Issue credit ratings are based, in varying degrees, on S&P’s analysis of the following considerations:

•	The likelihood of payment—the capacity and willingness of the obligor to meet its financial commitments on an obligation in accordance with the terms of the obligation;

•	The nature and provisions of the financial obligation, and the promise we impute; and

•

The protection afforded by, and relative position of, the financial obligation in the event of a bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

An issue rating is an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

“AAA”	An obligation rated “AAA” has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

“AA”	An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

[1]

The ratings indicated herein are believed to be the most recent ratings available at the date of this Statement of Additional Information for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which would be given to these securities on the date of the Fund’s fiscal year end.

“A”	An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

“BBB”	An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

“BB,” “B,” “CCC,” “CC,” and “C”

Obligations rated “BB,” “B,” “CCC,” “CC,” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

“BB”	An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

“B”	An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

“CCC”	An obligation rated “CCC” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

“CC”	An obligation rated “CC” is currently highly vulnerable to nonpayment. The “CC” rating is used when a default has not yet occurred but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

“C”	An obligation rated “C” is currently highly vulnerable to nonpayment and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

“D”	An obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to “D” if it is subject to a distressed exchange offer.

PLUS (+) OR MINUS (–)	The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the major rating categories.

Short-Term Issue Credit Ratings

“A-1”	A short-term obligation rated “A-1” is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.
“A-2”	A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

“A-3”	A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.

“B”	A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

“C”	A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

“D”	A short-term obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to “D” if it is subject to a distressed exchange offer.

Active Qualifiers (Currently applied and/or outstanding)

S&P uses the following qualifiers that limit the scope of a rating. The structure of the transaction can require the use of a qualifier such as a “p” qualifier, which indicates the rating addresses the principal portion of the obligation only. A qualifier appears as a suffix and is part of the rating.

Federal deposit insurance limit: “L” qualifier	Ratings qualified with “L” apply only to amounts invested up to federal deposit insurance limits.

Principal: “p” qualifier	This suffix is used for issues in which the credit factors, the terms, or both that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The “p” suffix indicates that the rating addresses the principal portion of the obligation only and that the interest is not rated.

Preliminary Ratings: “prelim” qualifier

Preliminary ratings, with the “prelim” suffix, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by S&P of appropriate documentation. S&P reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating.

• Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions.

•

Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor’s emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or post-bankruptcy issuer as well as attributes of the anticipated obligation(s).

•

Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in S&P’s opinion, documentation is close to final. Preliminary ratings may also be assigned to the obligations of these entities.

•

Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, S&P would likely withdraw these preliminary ratings.

• A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.

Termination Structures: “t” qualifier

This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

Counterparty Instrument Rating: “cir” qualifier

This symbol indicates a Counterparty Instrument Rating (CIR), which is a forward-looking opinion about the creditworthiness of an issuer in a securitization structure with respect to a specific financial obligation to a counterparty (including interest rate swaps, currency swaps, and liquidity facilities). The CIR is determined on an ultimate payment basis; these opinions do not take into account timeliness of payment.

Inactive Qualifiers (No longer applied or outstanding)

Contingent upon final documentation: “*” inactive qualifier

This symbol indicated that the rating was contingent upon S&P’s receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows. Discontinued use in August 1998.

Termination of obligation to tender: “c” inactive qualifier

This qualifier was used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer was lowered to below an investment-grade level and/or the issuer’s bonds were deemed taxable. Discontinued use in January 2001.

U.S. direct government securities: “G” inactive qualifier	The letter “G” followed the rating symbol when a fund’s portfolio consisted primarily of direct U.S. government securities.

Public Information Ratings: “pi” inactive qualifier

This qualifier was used to indicate ratings that were based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. Such ratings did not, however, reflect in-depth meetings with an issuer’s management and therefore, could have been based on less comprehensive information than ratings without a “pi” suffix. Discontinued use as of December 2014 and as of August 2015 for Lloyd’s Syndicate Assessments.

Provisional Ratings: “pr” qualifier

The letters “pr” indicate that the rating was provisional. A provisional rating assumed the successful completion of a project financed by the debt being rated and indicates that payment of debt service requirements was largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, made no comment on the likelihood of or the risk of default upon failure of such completion.

Quantitative Analysis of public information “q” inactive qualifier	A “q” subscript indicates that the rating is based solely on quantitative analysis of publicly available information. Discontinued use in April 2001.

Extraordinary risks “r” inactive qualifier	The “r” modifier was assigned to securities containing extraordinary risks, particularly market risks, that are not covered in the credit rating.

The absence of an “r” modifier should not be taken as an indication that an obligation would not exhibit extraordinary non-credit related risks. S&P discontinued the use of the “r” modifier for most obligations in June 2000 and for the balance of obligations (mainly structured finance transactions) in November 2002.

Moody’s Investors Service, Inc.—A brief description of the applicable Moody’s Investors Service, Inc. (“Moody’s”) rating symbols and their meanings (as published by Moody’s) follows:

LONG-TERM OBLIGATIONS RATINGS

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Moody’s defines credit risk as the risk that an entity may not meet its contractual financial obligations as they come due and any estimated financial loss in the event of default or impairment. The contractual financial obligations2 addressed by Moody’s ratings are those that call for, without regard to enforceability, the payment of an ascertainable amount, which may vary based upon standard sources of variation (e.g., floating interest rates), by an ascertainable date. Moody’s rating addresses the issuer’s ability to obtain cash sufficient to service the obligation, and its willingness to pay.3 Moody’s ratings do not address non- standard sources of variation in the amount of the principal obligation (e.g., equity indexed), absent an express statement to the contrary in a press release accompanying an initial rating.4 Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.5, 6 Moody’s issues ratings at the issuer level and instrument level on both the long- term scale and the short-term scale. Typically, ratings are made publicly available although private and unpublished ratings may also be assigned.7

Moody’s differentiates structured finance ratings from fundamental ratings (i.e., ratings on nonfinancial corporate, financial institution, and public sector entities) on the global long-term scale by adding (sf ) to all

[2]	In the case of impairments, there can be a financial loss even when contractual obligations are met.
[3]	In some cases the relevant credit risk relates to a third party, in addition to, or instead of the issuer. Examples include credit-linked notes and guaranteed obligations.
[4]

Because the number of possible features or structures is limited only by the creativity of issuers, Moody’s cannot comprehensively catalogue all the types of non-standard variation affecting financial obligations, but examples include indexed values, equity values and cash flows, prepayment penalties, and an obligation to pay an amount that is not ascertainable at the inception of the transaction.

[5]

For certain structured finance, preferred stock and hybrid securities in which payment default events are either not defined or do not match investors’ expectations for timely payment, long-term and short-term ratings reflect the likelihood of impairment (as defined below in this publication) and financial loss in the event of impairment.

[6]

Supranational institutions and central banks that hold sovereign debt or extend sovereign loans, such as the IMF or the European Central Bank, may not always be treated similarly to other investors and lenders with similar credit exposures. Long-term and short-term ratings assigned to obligations held by both supranational institutions and central banks, as well as other investors, reflect only the credit risks faced by other investors unless specifically noted otherwise.

[7]

Supranational institutions and central banks that hold sovereign debt or extend sovereign loans, such as the IMF or the European Central Bank, may not always be treated similarly to other investors and lenders with similar credit exposures. Long-term and short-term ratings assigned to obligations held by both supranational institutions and central banks, as well as other investors, reflect only the credit risks faced by other investors unless specifically noted otherwise.

structured finance ratings.8 7 The addition of (sf ) to structured finance ratings should eliminate any presumption that such ratings and fundamental ratings at the same letter grade level will behave the same. The (sf ) indicator for structured finance security ratings indicates that otherwise similarly rated structured finance and fundamental securities may have different risk characteristics. Through its current methodologies, however, Moody’s aspires to achieve broad expected equivalence in structured finance and fundamental rating performance when measured over a long period of time.

Long-Term Rating Definitions:

“Aaa”	Obligations rated “Aaa” are judged to be of the highest quality, subject to the lowest level of credit risk.

“Aa”	Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

“A”	Obligations rated “A” are judged to be upper-medium grade and are subject to low credit risk.

“Baa”	Obligations rated “Baa” are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

“Ba”	Obligations rated “Ba” are judged to be speculative and are subject to substantial credit risk.

“B”	Obligations rated “B” are considered speculative and are subject to high credit risk.

“Caa”	Obligations rated “Caa” are judged to be speculative of poor standing and are subject to very high credit risk.

“Ca”	Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

“C”	Obligations rated “C” are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.*

[8]

Like other global scale ratings, (sf) ratings reflect both the likelihood of a default and the expected loss suffered in the event of default. Ratings are assigned based on a rating committee’s assessment of a security’s expected loss rate (default probability multiplied by expected loss severity), and may be subject to the constraint that the final expected loss rating assigned would not be more than a certain number of notches, typically three to five notches, above the rating that would be assigned based on an assessment of default probability alone. The magnitude of this constraint may vary with the level of the rating, the seasoning of the transaction, and the uncertainty around the assessments of expected loss and probability of default.

*

By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

MEDIUM-TERM NOTE PROGRAM RATINGS

Moody’s assigns provisional ratings to medium-term note (MTN) programs and definitive ratings to the individual debt securities issued from them (referred to as drawdowns or notes).

MTN program ratings are intended to reflect the ratings likely to be assigned to drawdowns issued from the program with the specified priority of claim (e.g. senior or subordinated). To capture the contingent nature of a program rating, Moody’s assigns provisional ratings to MTN programs. A provisional rating is denoted by a (P) in front of the rating and is defined elsewhere in this document.

The rating assigned to a drawdown from a rated MTN or bank/deposit note program is definitive in nature, and may differ from the program rating if the drawdown is exposed to additional credit risks besides the issuer’s default, such as links to the defaults of other issuers, or has other structural features that warrant a different rating. In some circumstances, no rating may be assigned to a drawdown.

Moody’s encourages market participants to contact Moody’s Ratings Desks or visit www.moodys.com directly if they have questions regarding ratings for specific notes issued under a medium-term note program. Unrated notes issued under an MTN program may be assigned an NR (not rated) symbol.

Short-Term Rating Definitions:

Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.9 10

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

“P-1”	Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

“P-2”	Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

“P-3”	Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

“NP”	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Fitch IBCA, Inc.—A brief description of the applicable Fitch IBCA, Inc. (“Fitch”) ratings symbols and meanings (as published by Fitch) follows:

[9]

For certain structured finance, preferred stock and hybrid securities in which payment default events are either not defined or do not match investors’ expectations for timely payment, the ratings reflect the likelihood of impairment (as defined below in this publication).

[10]

Supranational institutions and central banks that hold sovereign debt or extend sovereign loans, such as the IMF or the European Central Bank, may not always be treated similarly to other investors and lenders with similar credit exposures. Long-term and short-term ratings assigned to obligations held by both supranational institutions and central banks, as well as other investors, reflect only the credit risks faced by other investors unless specifically noted otherwise.

INTERNATIONAL ISSUER AND CREDIT RATING SCALES

The Primary Credit Rating Scales (those featuring the symbols “AAA”-”D” and “Fi”-”D”) are used for debt and financial strength ratings. The below section describes their use for issuers and obligations in corporate, public and structured finance debt markets.

Long-Term Ratings Scales—Issuer Credit Ratings Scales

Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns, insurance companies and certain sectors within public finance, are generally assigned Issuer Default Ratings (IDRs). IDRs are also assigned to certain entities or enterprises in global infrastructure, project finance and public finance. IDRs opine on an entity’s relative vulnerability to default on financial obligations. The “threshold” default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts.

In aggregate, IDRs provide an ordinal ranking of issuers based on the agency’s view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default.

“AAA”	Highest credit quality. “AAA” ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA”	Very high credit quality. “AA” ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

“A”	High credit quality. “A” ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

“BBB”	Good credit quality. “BBB” ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

“BB”	Speculative. “BB” ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists that supports the servicing of financial commitments.

“B”	Highly speculative. “B” ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

“CCC”	Substantial credit risk. Default is a real possibility.

“CC”	Very high levels of credit risk. Default of some kind appears probable.

“C”	Near default. A default or default-like process has begun, or the issuer is in standstill, or for a closed funding vehicle, payment capacity is irrevocably impaired. Conditions that are indicative of a ‘C’ category rating for an issuer include:

a. The issuer has entered into a grace or cure period following non-payment of a material financial obligation;

b. The issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation;

c. The formal announcement by the issuer or their agent of a distressed debt exchange; or

d. a closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent.

“RD”	Restricted default. “RD” ratings indicate an issuer that in Fitch Ratings’ opinion has experienced:

a. an uncured payment default or distressed debt exchange on a bond, loan or other material financial obligation, but

b. has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and

This would include:

i. The selective payment default on a specific class or currency of debt;

ii. The uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

iii. The extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; ordinary execution of a distressed debt exchange on one or more material financial obligations.

“D”	Default. “D” ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

Note: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-Term IDR category, or to Long-Term IDR categories below “B”.

Limitations of the Issuer Credit Rating Scale:

Specific limitations relevant to the issuer credit rating scale include:

•	The ratings do not predict a specific percentage of default likelihood or failure likelihood over any given time period.

•	The ratings do not opine on the market value of any issuer’s securities or stock, or the likelihood that this value may change.

•	The ratings do not opine on the liquidity of the issuer’s securities or stock.

•	The ratings do not opine on the possible loss severity on an obligation should an issuer default.

•	The ratings do not opine on the suitability of an issuer as a counterparty to trade credit.

•	The ratings do not opine on any quality related to an issuer’s business, operational or financial profile other than the agency’s opinion on its relative vulnerability to default.

Ratings assigned by Fitch Ratings articulate an opinion on discrete and specific areas of risk. The above list is not exhaustive, and is provided for the reader’s convenience.

Short-Term Ratings—Short-Term Ratings Assigned to

Obligations in Corporate, Public and Structured Finance

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

“F1”	Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

“F2”	Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

“F3”	Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

“B”	Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

“C”	High short-term default risk. Default is a real possibility.

“RD”	Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

“D”	Default. Indicates a broad-based default event for an entity, or the default of a specific short-term obligation.

Limitations of the Short-Term Ratings Scale:

Specific limitations relevant to the Short-Term Ratings scale include:

•	The ratings do not predict a specific percentage of default likelihood over any given time period.

•	The ratings do not opine on the market value of any issuer’s securities or stock, or the likelihood that this value may change.

•	The ratings do not opine on the liquidity of the issuer’s securities or stock.

•	The ratings do not opine on the possible loss severity on an obligation should an obligation default.

•	The ratings do not opine on any quality related to an issuer or transaction’s profile other than the agency’s opinion on the relative vulnerability to default of the rated issuer or obligation.

Ratings assigned by Fitch Ratings articulate an opinion on discrete and specific areas of risk. The above list is not exhaustive, and is provided for the reader’s convenience.

Appendix B

FRANKLIN TEMPLETON FUND ADVISER, LLC

Proxy Voting Policy

The Manager delegates to each sub-adviser the responsibility for voting proxies for its funds, as applicable, through its contracts with each sub-adviser. Each sub-adviser may use its own proxy voting policies and procedures to vote proxies of the funds if the funds’ Board reviews and approves the use of those policies and procedures. Accordingly, the Manager does not expect to have proxy-voting responsibility for any of the funds.

Should the Manager become responsible for voting proxies for any reason, such as the inability of a sub-adviser to provide investment advisory services, the Manager shall utilize the proxy voting guidelines established by the most recent sub-adviser to vote proxies until a new sub-adviser is retained and the use of its proxy voting policies and procedures is authorized by the Board. In the case of a material conflict between the interests of the Manager (or its affiliates if such conflict is known to persons responsible for voting at the Manager) and any fund, the Board of Directors of the Manager shall consider how to address the conflict and/or how to vote the proxies. The Manager shall maintain records of all proxy votes in accordance with applicable securities laws and regulations.

The Manager shall be responsible for gathering relevant documents and records related to proxy voting from each sub-adviser and providing them to the funds as required for the funds to comply with applicable rules under the Investment Company Act of 1940. The Manager shall also be responsible for coordinating the provision of information to the Board with regard to the proxy voting policies and procedures of each sub-adviser, including the actual proxy voting policies and procedures of each sub-adviser, changes to such policies and procedures, and reports on the administration of such policies and procedures.

B-1

APPENDIX C

WESTERN ASSET MANAGEMENT COMPANY, LLC

PROXY VOTING POLICIES AND PROCEDURES

BACKGROUND

An investment adviser is required to adopt and implement policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). The authority to vote the proxies of our clients is established through investment management agreements or comparable documents. In addition to SEC requirements governing advisers, long-standing fiduciary standards and responsibilities have been established for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the investment manager.

POLICY

As a fixed-income only manager, the occasion to vote proxies is very rare. However, the Firm has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)- 6 under the Investment Advisers Act of 1940 (“Advisers Act”). In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration the Firm’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent the Firm deems appropriate).

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Franklin Templeton, or any of its affiliates (other than Western Asset affiliated companies) regarding the voting of any securities owned by its clients.

PROCEDURE

Responsibility and Oversight

The Western Asset Legal and Compliance Department (“Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

The Investment Management Agreement for each client is reviewed at account start-up for proxy voting instructions. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Legal and Compliance Department maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Legal and Compliance Department for coordination and the following actions:

1.	Proxies are reviewed to determine accounts impacted.

2.	Impacted accounts are checked to confirm Western Asset voting authority.

3.

Legal and Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

4.

If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

5.

Legal and Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into the account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Legal and Compliance Department.

6.	Legal and Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering, and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a.	A copy of Western Asset’s policies and procedures.

b.	Copies of proxy statements received regarding client securities.

c.	A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

d.	Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e.	A proxy log including:

1.	Issuer name;

2.	Exchange ticker symbol of the issuer’s shares to be voted;

3.	Committee on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4.	A brief identification of the matter voted on;

5.	Whether the matter was proposed by the issuer or by a stockholder of the issuer;

6.	Whether a vote was cast on the matter;

7.	A record of how the vote was cast; and

8.	Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Western Asset’s proxy policies are described in the firm’s Part 2A of Form ADV. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Legal and Compliance Department for material conflicts of interest.

Issues to be reviewed include, but are not limited to:

1.

Whether Western (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2.

Whether Western or an officer or director of Western or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3.	Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before stockholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to stockholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by stockholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

1.	Board Approved Proposals

The vast majority of matters presented to stockholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

a.	Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

i.

Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

ii.	Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

iii.	Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

iv.	Votes are cast on a case-by-case basis in contested elections of directors.

b.	Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

i.	Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

ii.	Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

iii.	Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.
iv.

Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

c.	Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

i.	Western Asset votes for proposals relating to the authorization of additional common stock.

ii.	Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

iii.	Western Asset votes for proposals authorizing share repurchase programs.

d.	Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

e. Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

i. Western Asset votes on a case-by-case basis on proposals to ratify or approve stockholder rights plans.

ii. Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

f. Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the stockholder meeting.

i.	Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

ii.	Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

2.	Stockholder Proposals

SEC regulations permit stockholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all stockholder proposals, except as follows:

i.	Western Asset votes for stockholder proposals to require stockholder approval of stockholder rights plans.

ii.	Western Asset votes for stockholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

iii.	Western Asset votes on a case-by-case basis on other stockholder proposals where the firm is otherwise withholding votes for the entire board of directors.

3.	Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Stockholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

a.

Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

b.

Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

4.	Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in non-U.S. issuers – i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

a.	Western Asset votes for stockholder proposals calling for a majority of the directors to be independent of management.

b.	Western Asset votes for stockholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

c.

Western Asset votes for stockholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

d.

Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where stockholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where stockholders have preemptive rights.

RETIREMENT ACCOUNTS

For accounts subject to ERISA, as well as other Retirement Accounts, Western Asset is presumed to have the responsibility to vote proxies for the client. The Department of Labor (“DOL”) has issued a bulletin that states that investment managers have the responsibility to vote proxies on behalf of Retirement Accounts unless the authority to vote proxies has been specifically reserved to another named fiduciary. Furthermore, unless Western Asset is expressly precluded from voting the proxies, the DOL has determined that the responsibility remains with the investment manager.

In order to comply with the DOL’s position, Western Asset will be presumed to have the obligation to vote proxies for its Retirement Accounts unless Western Asset has obtained a specific written instruction indicating that: (a) the right to vote proxies has been reserved to a named fiduciary of the client, and (b) Western Asset is precluded from voting proxies on behalf of the client. If Western Asset does not receive such an instruction, Western Asset will be responsible for voting proxies in the best interests of the Retirement Account client and in accordance with any proxy voting guidelines provided by the client.

Western Asset Management Company Limited

Proxy Voting and Corporate Actions Policy

As a fixed-income only manager, the occasion to vote proxies is very rare. However, the Firm has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration the Firm’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent the Firm deems appropriate).

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Franklin Templeton or any of its affiliates (other than Western Asset affiliated companies) regarding the voting of any securities owned by its clients.

RESPONSIBILITY AND OVERSIGHT

The Western Asset Legal and Compliance Department (“Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

CLIENT AUTHORITY

The Investment Management Agreement for each client is reviewed at account start-up for proxy voting instructions. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Legal and Compliance Department maintains a matrix of proxy voting authority.

PROXY GATHERING

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

PROXY VOTING

Once proxy materials are received by Corporate Actions, they are forwarded to the Legal and Compliance Department for coordination and the following actions:

Proxies are reviewed to determine accounts impacted.

Impacted accounts are checked to confirm Western Asset voting authority.

Legal and Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

Legal and Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Legal and Compliance Department.

Legal and Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

TIMING

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

RECORDKEEPING

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include: A copy of Western Asset’s policies and procedures.

Copies of proxy statements received regarding client securities.

A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

A proxy log including:

•	Issuer name;

•	Exchange ticker symbol of the issuer’s shares to be voted;

•	Committee on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

•	A brief identification of the matter voted on;

•	Whether the matter was proposed by the issuer or by a stockholder of the issuer;

•	Whether a vote was cast on the matter;

•	A record of how the vote was cast; and

•	Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

DISCLOSURE

Western Asset’s proxy policies are described in the firm’s Part 2A of Form ADV. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

CONFLICT OF INTEREST

All proxies are reviewed by the Legal and Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

Whether Western (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

Whether Western or an officer or director of Western or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before stockholders.

VOTING GUIDELINES

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to stockholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by stockholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

BOARD APPROVAL PROPOSALS

The vast majority of matters presented to stockholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

Matters relating to the Board of Directors—Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

Votes are cast on a case-by-case basis in contested elections of directors.

Matters relating to Executive Compensation—Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by- case basis on board-approved proposals relating to executive compensation, except as follows:

Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

Matters relating to Capitalization—The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board- approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

Western Asset votes for proposals relating to the authorization of additional common stock;

Western Asset votes for proposals to effect stock splits (excluding reverse stock splits);

Western Asset votes for proposals authorizing share repurchase programs;

Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions;

Western Asset votes these issues on a case-by-case basis on board-approved transactions;

Matters relating to Anti-Takeover Measures—Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

Western Asset votes on a case-by-case basis on proposals to ratify or approve stockholder rights plans; Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

Other Business Matters—Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the stockholder meeting.

Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws;

Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

STOCKHOLDER PROPOSALS

SEC regulations permit stockholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all stockholder proposals, except as follows:

Western Asset votes for stockholder proposals to require stockholder approval of stockholder rights plans;

Western Asset votes for stockholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals;

Western Asset votes on a case-by-case basis on other stockholder proposals where the firm is otherwise withholding votes for the entire board of directors.

VOTING SHARES OF INVESTMENT COMPANIES

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Stockholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios;

Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

VOTING SHARES OF FOREIGN ISSUERS

In the event Western Asset is required to vote on securities held in non-U.S. issuers – i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

Western Asset votes for stockholder proposals calling for a majority of the directors to be independent of management;

Western Asset votes for stockholder proposals seeking to increase the independence of board nominating, audit and compensation committees;

Western Asset votes for stockholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated;

Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where stockholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where stockholders have preemptive rights.

RETIREMENT ACCOUNTS

For accounts subject to ERISA, as well as other Retirement Accounts, Western Asset is presumed to have the responsibility to vote proxies for the client. The Department of Labor (“DOL”) has issued a bulletin that states that investment managers have the responsibility to vote proxies on behalf of Retirement Accounts unless the authority to vote proxies has been specifically reserved to another named fiduciary.

Furthermore, unless Western Asset is expressly precluded from voting the proxies, the DOL has determined that the responsibility remains with the investment manager.

In order to comply with the DOL’s position, Western Asset will be presumed to have the obligation to vote proxies for its Retirement Accounts unless Western Asset has obtained a specific written instruction indicating that: (a) the right to vote proxies has been reserved to a named fiduciary of the client, and (b) Western Asset is precluded from voting proxies on behalf of the client. If Western Asset does not receive such an instruction, Western Asset will be responsible for voting proxies in the best interests of the Retirement Account client and in accordance with any proxy voting guidelines provided by the client.

CORPORATE ACTIONS

Western Asset must pay strict attention to any corporate actions that are taken with respect to issuers whose securities are held in client accounts. For example, Western Asset must review any tender offers, rights offerings, etc., made in connection with securities owned by clients. Western Asset must also act in a timely manner and in the best interest of each client with respect to any such corporate actions.

Western Asset Management Company Ltd (“WAMJ”)

Proxy Voting Policies and Procedures

POLICY

As a fixed income only manager, the occasion to vote proxies for WAMJ is very rare. However, the Firm has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients.

While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration the Firm’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent the Firm deems appropriate).

In exercising its voting authority, WAMJ will not consult or enter into agreements with officers, directors or employees of Franklin Templeton or any of its affiliates (other than Western Asset affiliated companies) regarding the voting of any securities owned by its clients.

PROCEDURE

Responsibility and Oversight

The WAMJ Legal and Compliance Department (“Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Operations (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

The Investment Management Agreement for each client is reviewed at account start-up for proxy voting instructions. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority, WAMJ will assume responsibility for proxy voting. The Legal and Compliance Department maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Proxy Recipients for new clients (or, if WAMJ becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If WAMJ personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Legal and Compliance Department for coordination and the following actions:

a.	Proxies are reviewed to determine accounts impacted.

b.	Impacted accounts are checked to confirm WAMJ voting authority.

c.

Legal and Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d.

If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and WAMJ obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle), WAMJ seeks voting instructions from an independent third party.

e.

Legal and Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, WAMJ may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Legal and Compliance Department.

f.	Legal and Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

WAMJ personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

WAMJ maintains records of proxies. These records include:

a.	A copy of WAMJ’s policies and procedures.

b.	Copies of proxy statements received regarding client securities.

c.	A copy of any document created by WAMJ that was material to making a decision how to vote proxies.

d.	Each written client request for proxy voting records and WAMJ’s written response to both verbal and written client requests.

e.	A proxy log including:

i.	Issuer name;

ii.	Exchange ticker symbol of the issuer’s shares to be voted;

iii.	Committee on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

iv.	A brief identification of the matter voted on;

v.	Whether the matter was proposed by the issuer or by a stockholder of the issuer;

vi.	Whether a vote was cast on the matter;

vii.	A record of how the vote was cast; and

viii.	Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in WAMJ’s offices.

Disclosure

WAMJ’s proxy policies are described in the firm’s Part 2A of Form ADV. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Legal and Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1.

Whether Western (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2.

Whether Western or an officer or director of Western or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a

3.	Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before stockholders.

Voting Guidelines

WAMJ’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to stockholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by stockholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

1b.	Board Approved Proposals

The vast majority of matters presented to stockholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, WAMJ generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1.	Matters relating to the Board of Directors

WAMJ votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

i.

Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

ii.	Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

iii.	Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

iv.	Votes are cast on a case-by-case basis in contested elections of directors.

b.	Matters relating to Executive Compensation

WAMJ generally favors compensation programs that relate executive compensation to a company’s long- term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

i.	Except where the firm is otherwise withholding votes for the entire board of directors, WAMJ votes for stock option plans that will result in a minimal annual dilution.
ii.	WAMJ votes against stock option plans or proposals that permit replacing or repricing of underwater options.

iii.	WAMJ votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

iv.

Except where the firm is otherwise withholding votes for the entire board of directors, WAMJ votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

c.	Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, WAMJ votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where WAMJ is otherwise withholding votes for the entire board of directors.

i.	WAMJ votes for proposals relating to the authorization of additional common stock.

ii.	WAMJ votes for proposals to effect stock splits (excluding reverse stock splits).

iii.	WAMJ votes for proposals authorizing share repurchase programs.

d.	Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

WAMJ votes these issues on a case-by-case basis on board-approved transactions.

e. Matters relating to Anti-Takeover Measures

WAMJ votes against board-approved proposals to adopt anti-takeover measures except as follows:

i.	WAMJ votes on a case-by-case basis on proposals to ratify or approve stockholder rights plans.

ii.	WAMJ votes on a case-by-case basis on proposals to adopt fair price provisions.

f.	Other Business Matters

WAMJ votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the stockholder meeting.

i.	WAMJ votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

ii.	WAMJ votes against authorization to transact other unidentified, substantive business at the meeting.

2b.	Stockholder Proposals

SEC regulations permit stockholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. WAMJ votes in accordance with the recommendation of the company’s board of directors on all stockholder proposals, except as follows:

a.	WAMJ votes for stockholder proposals to require stockholder approval of stockholder rights plans.

i.	WAMJ votes for stockholder proposals that are consistent with WAMJ’s proxy voting guidelines for board-approved proposals.

ii.	WAMJ votes on a case-by-case basis on other stockholder proposals where the firm is otherwise withholding votes for the entire board of directors.

3b.	Voting Shares of Investment Companies

WAMJ may utilize shares of open or closed-end investment companies to implement its investment strategies. Stockholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

•

WAMJ votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

•

WAMJ votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

4b.	Voting Shares of Foreign Issuers

In the event WAMJ is required to vote on securities held in non-U.S. issuers – i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1.	WAMJ votes for stockholder proposals calling for a majority of the directors to be independent of management.

a.	WAMJ votes for stockholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

b.

WAMJ votes for stockholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

WAMJ votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where stockholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where stockholders have preemptive rights.

Western Asset Management Company Pte. Ltd. (“WAMS”)

Compliance Policies and Procedures

Proxy Voting

WAMS has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and the applicable laws and regulations. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts.

While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration the Firm’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent the Firm deems appropriate).

In exercising its voting authority, WAMS will not consult or enter into agreements with officers, directors or employees of Franklin Templeton or any of its affiliates (other than Western Asset affiliated companies) regarding the voting of any securities owned by its clients.

Procedure

Responsibility and Oversight

The Western Asset Legal and Compliance Department is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

The Investment Management Agreement for each client is reviewed at account start-up for proxy voting instructions. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Legal and Compliance Department maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Legal and Compliance Department for coordination and the following actions:

1.	Proxies are reviewed to determine accounts impacted.

2.	Impacted accounts are checked to confirm Western Asset voting authority.
3.

Legal and Compliance Department staff reviews proxy issues to determine any material conflicts of interest. [See conflicts of interest section of these procedures for further information on determining material conflicts of interest.]

4.

If a material conflict of interest exists, (4.1) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (4.2) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

5.

Legal and Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Legal and Compliance Department.

6.	Legal and Compliance Department staff votes the proxy pursuant to the instructions received in (4) or (5) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

•	A copy of Western Asset’s policies and procedures.

•	Copies of proxy statements received regarding client securities.

•	A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

•	Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

•	A proxy log including:

•	Issuer name;

•	Exchange ticker symbol of the issuer’s shares to be voted;

•	Committee on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

•	A brief identification of the matter voted on;

•	Whether the matter was proposed by the issuer or by a stockholder of the issuer;

•	Whether a vote was cast on the matter;

•	A record of how the vote was cast; and

Whether the vote was cast for or against the recommendation of the issuer’s management team. Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Western Asset’s proxy policies are described in the firm’s Part 2A of Form ADV. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Legal and Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

•

Whether Western (or, to the extent required to be considered by applicable law, it affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

•

Whether Western or an officer or director of Western or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

•	Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before stockholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid the decision making process.

Guidelines are grouped according to the types of proposals generally presented to stockholders. Part 1 deals with proposals which have been approved and are recommended by a company’s board of directors; Part 2 deals with proposals submitted by stockholders for inclusion in proxy statements; Part 3 addresses issues relating to voting shares of investment companies; and Part 4 addresses unique considerations pertaining to foreign issuers.

Part	1 Board Approved Proposals

The vast majority of matters presented to stockholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

•	Matters relating to the Board of Directors.

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

•

Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

•	Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

•	Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

•	Votes are cast on a case-by-case basis in contested elections of directors.

•	Matters relating to Executive Compensation.

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

•	Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

•	Western Asset votes against stock option plans or proposals that permit replacing or re-pricing of underwater options.

•	Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

•

Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

•	Matters relating to Capitalization.

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

•	Western Asset votes for proposals relating to the authorization of additional common stock.

•	Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

•	Western Asset votes for proposals authorizing share repurchase programs.

•	Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions. Western Asset votes these issues on a case-by-case basis on board-approved transactions.

•	Matters relating to Anti-Takeover Measures. Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

•	Western Asset votes on a case-by-case basis on proposals to ratify or approve stockholder right plans.

•	Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

•

Other Business Matters. Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the stockholder meeting.

•	Western Asset votes on a case-by-case basis on proposals to amend a company’s charter

•	or bylaws.

•	Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

Part 2 Stockholder Proposals SEC regulations permit stockholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all stockholder proposals, except as follows:

•	Western Asset votes for stockholder proposals to require stockholder approval of stockholder rights plans.

•	Western Asset votes for stockholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

•	Western Asset votes on a case-by-case basis on other stockholder proposals where the firm is otherwise withholding votes for the entire board of directors.

Part 3 Voting Shares of Investment Companies Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Stockholder votes for investment companies that fall within the categories listed in Parts 1 and 2 above are voted in accordance with those guidelines.

•

Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

•

Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g. proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

Part 4 Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in non-U.S. issuers –i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

•	Western Asset votes for stockholder proposals calling for a majority of the directors to be independent of management.

•	Western Asset votes for stockholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

•

Western Asset votes for stockholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

•

Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where stockholders do not have pre-emptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where stockholders have pre-emptive rights.

Retirement Accounts

For accounts subject to ERISA, as well as other Retirement Accounts, Western Asset is presumed to have the responsibility to vote proxies for the client. The Department of Labor (“DOL”) has issued a bulletin that states that investment managers have the responsibility to vote proxies on behalf of Retirement Accounts unless the authority to vote proxies has been specifically reserved to another named fiduciary. Furthermore, unless Western Asset is expressly precluded from voting the proxies, the DOL has determined that the responsibility remains with the investment manager.

In order to comply with the DOL’s position, Western Asset will be presumed to have the obligation to vote proxies for its Retirement Accounts unless Western Asset has obtained a specific written instruction indicating that: (1) the right to vote proxies has been reserved to a named fiduciary of the client, and (2) Western Asset is precluded from voting proxies on behalf of the client. If Western Asset does not receive such an instruction, Western Asset will be responsible for voting proxies in the best interests of the Retirement Account client and in accordance with any proxy voting guidelines provided by the client.

PART C

OTHER INFORMATION

Item 25. Financial Statements and Exhibits

(1)	Financial Statements for the fiscal year December 31, 2025

Part A	Financial Highlights

Part B	Incorporated into Part B by reference to Registrant’s most recent Certified Shareholder Report on Form N-CSR, filed March 2, 2026 (File No. 811- 21343):

Schedule of Investments as of December 31, 2025

Statement of Assets and Liabilities as of December 31, 2025

Statement of Operations for the Year Ended December 31, 2025

Statement of Changes in Net Assets for the Year Ended December 31, 2025

Notes to Financial Statements for the Year Ended December 31, 2025

Report of Independent Registered Public Accounting Firm for the Year Ended December 31, 2025

(2)	Exhibits

(a)(1)	Articles of Incorporation, dated April 16, 2003(1)

(a)(2)	Articles of Amendment, dated October 3, 2003(2)

(a)(3)	Articles of Amendment, dated September 19, 2006(3)

(b)(1)	Fourth Amended and Restated Bylaws(4)

(c)	Not Applicable

(d)	Articles V and VIII of Registrant’s Articles of Incorporation are incorporated herein by reference.

(e)	Dividend Reinvestment Plan**

(f)	Not Applicable

(g)(1)	Investment Management Agreement between Registrant and Franklin Templeton Fund Adviser, LLC(5)

(g)(2)	Subadvisory Agreement between Franklin Templeton Fund Adviser, LLC and Western Asset Management Company, LLC(6)

(g)(3)	Subadvisory Agreement between Western Asset Management Company, LLC and Western Asset Management Company Limited**

(g)(4)	Subadvisory Agreement between Western Asset Management Company, LLC and Western Asset Management Company Pte. Ltd.(7)

(h)	Sales Agreement**

(i)	Not Applicable

(j)(1)	Custodian Services Agreement with The Bank of New York Mellon, dated January 1, 2018**

(j)(2)	Amendment No. 9 to the Custodian Services Agreement, dated May 1, 2021, with The Bank of New York Mellon, dated January 1, 2018**

(k)(1)	Transfer Agency and Services Agreement with Computershare, Inc., dated March 14, 2016**

(k)(2)	Amendment No. 9 to the Transfer Agency and Services Agreement with Computershare, Inc., dated March 19, 2021**

(k)(3)	Master Margin Loan Agreement with The Bank of New York Mellon**

(l)(1)	Opinion and Consent of Venable LLP**

(m)	Not Applicable

(n)	Consent of Independent Registered Public Accounting Firm**

(o)	Not Applicable

(p)	Not Applicable

(q)	Not Applicable

(r)(1)	Code of Ethics of the Fund and the Manager**

(r)(2)	Code of Ethics of Western Asset**

(s)	Filing Fee Table*

(t)	Power of Attorney*

(1)	Filed on May 13, 2003 with the with the Registrant’s Registration Statement on Form N-2 (File Nos. 333-105190 and 811-21343) and incorporated by reference herein.
(2)	Filed on October 27, 2003 with the Registrant’s pre-Effective Amendment No. 2 to the Registration Statement on Form N-2 (File Nos. 333-105190 and 811-21343) and incorporated by reference herein.
(3)	Filed on May 28, 2008 with the Registrant’s Registration Statement on Form N-14 (File Nos. 333-151221 and 811-21343) and incorporated by reference herein.
(4)	Filed on November 11, 2024 with Form 8-K (File No. 811-21343) and incorporated by reference herein
(5)	Filed on September 16, 2016 with the Registrant’s Pre-Effective Amendment No. 2 to the Registration Statement on Form N-14 (File Nos. 333-211541 and 811-21343) and incorporated by reference herein.
(6)	Filed on May 28, 2008 with the Registrant’s Registration Statement on Form N-14 (File Nos. 333-151221 and 811-21343) and incorporated by reference herein.
(7)	Filed on May 20, 2009 with the Registrant’s Registration Statement on Form N-14 (File Nos. 333-151221 and 811-21343) and incorporated by reference herein.
*	Filed herewith
**	To be filed by amendment.

Item 26. Marketing Arrangements

Reference is made to the sales agreement for the Registrant’s common stock incorporated by reference herein or the form of underwriting agreement to be filed as an exhibit in a post-effective amendment to the Registrant’s Registration Statement and the section entitled “Plan of Distribution” contained in Registrant’s Prospectus incorporated by reference herein.

Item 27. Other Expenses of Issuance and Distribution

The following table sets forth the estimated expenses to be incurred in connection with the offering described in this Registration Statement:

SEC registration fees	$	[ ]
Financial Industry Regulatory Authority fees		[ ]
Accounting fees and expenses		[ ]
Legal fees and expenses		[ ]

Total	$	[ ]

Item 28. Persons Controlled by or Under Common Control with Registrant

None.

Item 29. Number of Holders of Securities

At [ ], 2026:

Title of Class	Number of Record Holders
Common Stock, par value $0.001 per share	[]

Item 30. Indemnification

Maryland law permits a Maryland corporation to include in its charter a provision eliminating the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from actual receipt of an improper benefit or profit in money, property or services or active and deliberate dishonesty that is established by a final judgment and is material to the cause of action. The Registrant’s Charter contains such a provision that eliminates such liability to the fullest extent permitted by Maryland law. In addition, the Registrant has provisions in its Charter and the Bylaws that obligate the Registrant, to the fullest extent permitted by Maryland law, to indemnify any present or former Director or officer from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former Director or officer of the Registrant and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. Pursuant to the Bylaws, absent a court determination that an officer or Director seeking indemnification was not liable on the merits or guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, the decision by the Registrant to indemnify such person will be based upon the reasonable determination of independent counsel in a written opinion or nonparty Independent Directors, after review of the facts, that such officer or Director is not guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Insofar as indemnification for liability arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 31. Business and Other Connections of Adviser

The descriptions of the Manager, Western Asset, Western Asset Limited and Western Asset Singapore under the caption “Management of the Fund” in the Prospectus and Statement of Additional Information of this registration statement are incorporated by reference herein. Information as to the directors and officers of the Manager, Western Asset, Western Asset Limited and Western Asset Singapore, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of the Manager, Western Asset, Western Asset Limited and Western Asset Singapore in the last two years, is included in their respective applications for registration as an investment adviser on Form ADV (File Nos. 801-66785, 801-08162, 801-21068 and 801-67298, respectively) filed under the Investment Advisers Act of 1940, as amended, and is incorporated herein by reference.

Item 32. Location of Accounts and Records

The accounts and records of the Registrant are maintained at the office of the Registrant at One Madison Avenue, 17th Floor, New York, New York 10010.

Item 33. Management Services

Not applicable.

Item 34. Undertakings

1. Not applicable.

2. Not applicable.

3. The Registrant undertakes:

(a) to file, during a period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

(1) to include any prospectus required by Section 10(a)(3) of the Securities Act;

(2) to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post- effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20% change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement.

(3) to include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement.

Provided, however, that paragraphs a(1), a(2), and a(3) of this section do not apply to the extent the information required to be included in a post-effective amendment by those paragraphs is contained in reports filed with or furnished to the Commission by the Registrant pursuant to Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference into the registration statement, or is contained in a form of prospectus filed pursuant to Rule 424(b) that is part of the registration statement.

(b) that, for the purpose of determining any liability under the Securities Act, each post-effective amendment to this registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof;

(c) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

(d) that, for the purpose of determining liability under the Securities Act to any purchaser:

(1) if the Registrant is relying on Rule 430B [17 CFR 230.430B]:

(A) Each prospectus filed by the Registrant pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and

(B) Each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5), or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (x), or (xi) for the purpose of providing the information required by Section 10(a) of the Securities Act shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date; or

(2) if the Registrant is subject to Rule 430C: each prospectus filed pursuant to Rule 424(b) under the Securities Act as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or other than prospectuses filed in reliance on Rule 430A, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

(e) that for the purpose of determining liability of the Registrant under the Securities Act to any purchaser in the initial distribution of securities:

The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(1) any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 424 under the Securities Act;

(2) free writing prospectus relating to the offering prepared by or on behalf of the undersigned Registrant or used or referred to by the undersigned Registrant;

(3) the portion of any other free writing prospectus or advertisement pursuant to Rule 482 under the Securities Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(4) any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser

4. Registrant undertakes that, for the purpose of determining any liability under the Securities Act:

(a) the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 424(b)(1) shall be deemed to be a part of this registration statement as of the time it was declared effective; and

(b) each post-effective amendment that contains a form of prospectus will be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

5. The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant’s annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 that is incorporated by reference into the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

6. Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

7. The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any prospectus or Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”) and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York on the 30th day of June, 2026.

WESTERN ASSET EMERGING MARKETS DEBT FUND INC.

By:	/s/ Jane E. Trust
Name:	Jane E. Trust
Title:	Director, Chief Executive Officer and President

Pursuant to the requirements of the Securities Act, this Amendment to the Registration Statement has been signed by the following person in the capacity and on the date indicated.

Signature	Title	Date

/s/ Jane E. Trust Jane E. Trust	President, Chief Executive Officer and Director (Principal Executive Officer)	June 30, 2026

/s/ Christopher Berarducci Christopher Berarducci	Treasurer and Principal Financial Officer	June 30, 2026

/s/ Robert D. Agdern* Robert D. Agdern	Director	June 30, 2026

/s/ Carol L. Colman* Carol L. Colman	Director	June 30, 2026

/s/ Anthony Grillo* Anthony Grillo	Director	June 30, 2026

/s/ Eileen A. Kamerick* Eileen A. Kamerick	Chair, Director	June 30, 2026

/s/ Nisha Kumar* Nisha Kumar	Director	June 30, 2026

/s/ Peter Mason* Peter Mason	Director	June 30, 2026

/s/ Hillary A. Sale* Hillary A. Sale	Director	June 30, 2026

*By:	/s/ Jane E. Trust
Jane E. Trust

As Agent or Attorney-in-fact

June 30, 2026

The original power of attorney authorizing Jane Trust to execute this Registration Statement, and any amendments thereto, for the Directors of the Registrant on whose behalf this Registration Statement are filed herewith as an exhibit to the Registrant’s Registration Statement on Form N-2.

Schedule of Exhibits to Form N-2

Exhibit No.	Exhibit

(s)	Filing Fee Table

(t)	Power of Attorney